Exhibit 99

                      [LOGO] C-BASS(SM)
                             CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC

                      Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$371,268,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2005-CB2

Offered Certificates: AV-1, AV-2, AF-1, AF-2, AF-3, AF-4, M-1, M-2 & M-3

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer

March 28, 2005

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

C-BASS Mortgage Loan Asset-Backed            [LOGO] C-BASS(SM)
Certificates, Series 2005-CB2                       CREDIT-BASED ASSET SERVICING
$371,268,000 (approximate)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB2

                                Certificates (1)
--------------------------------------------------------------------------------

                                                                          Expected    Expected Final
                                                                         Principal      Scheduled
                 Expected                        Class /     Expected      Window      Distribution          Expected Ratings
                Approximate           Interest  Principal   WAL (yrs)      (mos)         Date(5)       -----------------------------
    Class         Size(2)     Group     Type      Type      (Call/Mat)   (Call/Mat)     (Call/Mat)     Moody's  S&P   Fitch  DBRS(8)
-------------   -----------   ------  --------  ---------   ----------  ------------  --------------   -------  ----  -----  -------
AV-1(3)(4)(6)   191,368,000     I      Float     Sr/Seq     1.00/1.00    1-25/1-25    Apr-07/Apr-07      Aaa    AAA    AAA     AAA
AV-2(3)(4)(6)    53,781,000     I      Float     Sr/Seq     2.84/2.91   25-71/25-88   Feb-11/Jul-12      Aaa    AAA    AAA     AAA
 AF-1(3)(4)      33,238,000     II     Float     Sr/Seq     1.00/1.00    1-27/1-27    Jun-07/Jun-07      Aaa    AAA    AAA     AAA
 AF-2(3)(4)       9,481,000     II     Fixed     Sr/Seq     3.00/3.07   27-71/27-84   Feb-11/Mar-12      Aaa    AAA    AAA     AAA
 AF-3(3)(4)       7,228,000     II     Fixed     Sr/Seq     5.88/10.59  71-71/84-168  Feb-11/Mar-19      Aaa    AAA    AAA     AAA
 AF-4(3)(4)       5,550,000     II     Fixed     Sr/NAS     5.88/7.85   71-71/71-166  Feb-11/Jan-19      Aaa    AAA    AAA     AAA
  M-1(3)(4)      45,400,000   I & II   Float       Mez      4.92/5.38   46-71/46-147  Feb-11/Jun-17      Aa2     AA    AA      AA
  M-2(3)(4)      19,169,000   I & II   Float       Mez      4.32/4.74   42-71/42-127  Feb-11/Oct-15      A2      A      A       A
  M-3(3)(4)       6,053,000   I & II   Float       Mez      4.22/4.60   41-71/41-114  Feb-11/Sep-14      A3      A-    A-     A(l)
B-1(3)(4)(7)      5,650,000   I & II   Float       Sub                Not Offered Hereby                Baa1    BBB+  BBB+   BBB(h)
B-2(3)(4)(7)      3,430,000   I & II   Float       Sub                Not Offered Hereby                Baa2    BBB    BBB     BBB
B-3(3)(4)(7)      4,843,000   I & II   Float       Sub                Not Offered Hereby                Baa3    BBB-  BBB-   BBB(l)
B-4(3)(4)(7)      4,843,000   I & II   Fixed       Sub                Not Offered Hereby                 Ba1    BB+    BB+    BB(h)
B-5(3)(4)(7)      4,439,000   I & II   Fixed       Sub                Not Offered Hereby                 Ba2     BB    BB      BB

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2 and Class AF-1 Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on March 1, 2005.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) The pass-through rate on the Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1, Class AV-2 and Class AF-1 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

(4)   The Certificates will be subject to the Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class AV-1 and Class AV-2 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

                                  Pricing Speed
--------------------------------------------------------------------------------

Fixed Mortgage Loans:         The Pricing Speed for the fixed rate Mortgage
                              Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23% CPR thereafter).

Adjustable Mortgage
Loans: The Pricing Speed for the adjustable rate Mortgage Loans is 100% PPC (assumes that prepayments start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).

                           Summary of Important Dates
--------------------------------------------------------------------------------

Deal Information                          Collateral Information
Expected Pricing     Week of March 28th   Collateral Selection Date   03/17/2005
Expected Closing     04/07/2005           Cut-off Date                03/01/2005
First Distribution   04/25/2005           Next Payment                04/01/2005
Expected Stepdown    04/25/2008

Bond Information

                                                      Expected
                     Initial   Interest            Final Scheduled      REMIC
                     Accrual   Accrual    Delay   Distribution Date    Maturity
Class   Dated Date    Days*     Method    Days      (Call/Mat) **      Date ***
-----   ----------   -------   --------   -----   -----------------   ----------
AV-1    04/07/2005         0   Act/360        0     Apr-07/Apr-07     02/25/2035
AV-2    04/07/2005         0   Act/360        0     Feb-11/Jul-12     02/25/2035
AF-1    04/07/2005         0   Act/360        0     Jun-07/Jun-07     02/25/2035
AF-2    03/01/2005        36    30/360       24     Feb-11/Mar-12     02/25/2035
AF-3    03/01/2005        36    30/360       24     Feb-11/Mar-19     02/25/2035
AF-4    03/01/2005        36    30/360       24     Feb-11/Jan-19     02/25/2035
 M-1    04/07/2005         0   Act/360        0     Feb-11/Jun-17     02/25/2035
 M-2    04/07/2005         0   Act/360        0     Feb-11/Oct-15     02/25/2035
 M-3    04/07/2005         0   Act/360        0     Feb-11/Sep-14     02/25/2035
 B-1                                 Not Offered Hereby
 B-2                                 Not Offered Hereby
 B-3                                 Not Offered Hereby
 B-4                                 Not Offered Hereby
 B-5                                 Not Offered Hereby

* See footnote (1) on page 2.

** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.

                                    Contacts
--------------------------------------------------------------------------------

Banc of America Securities LLC

Mortgage Trading/Syndicate
--------------------------
Rob Karr                         (212) 847-5095   robert.h.karr@bankofamerica.com
Pat Beranek                      (212) 847-5095   patrick.beranek@bankofamerica.com
Charlene Balfour                 (212) 847-5095   charlene.c.balfour@bankofamerica.com

Global ABS Group                                  Fax: (704) 388-9668
---------------
Daniel Stercay                   (704) 388-8686   daniel.j.stercay@bankofamerica.com
Juanita Deane-Warner             (704) 683-5445   juanita.l.deane-warner@bankofamerica.com
Niki Hogue                       (704) 387-1853   nikole.hogue@bankofamerica.com
Jorge Panduro                    (704) 386-0902   jorge.a.panduro@bankofamerica.com

Rating Agencies
---------------
Navneet Agarwal - Moody's        (212) 553-3674   navneet.agarwal@moodys.com
Cooper Kramer - Fitch            (212) 908-0670   cooper.kramer@fitchratings.com
Kanika Bansal - S&P              (212) 438-1292   kanika_bansal@sandp.com
Quincy Tang - DBRS               (212) 635-3410   qtang@dbrs.com

                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:          C-BASS Mortgage Loan Asset-Backed Certificates,
                              Series 2005-CB2.

Senior Certificates:          The Class AV-1, Class AV-2, Class AF-1, Class
                              AF-2, Class AF-3 and Class AF-4 Certificates.

Mezzanine Certificates:       The Class M-1, Class M-2 and Class M-3
                              Certificates.

Subordinate
Certificates:                 The Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates. The Subordinate
                              Certificates will be privately placed and will not be offered pursuant to the prospectus.

Offered Certificates:         The Senior Certificates and the Mezzanine
                              Certificates.

Certificates:                 The Offered Certificates and the Subordinate
                              Certificates.

Floating Rate
Certificates:                 The Class AV-1, Class AV-2, Class AF-1, Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Certificates.

Fixed Rate Certificates:      The Class AF-2, Class AF-3, Class AF-4, Class B-4
                              and Class B-5 Certificates.

Group I Senior
Certificates:                 The Class AV-1 and Class AV-2 Certificates.

Group II Senior
Certificates:                 The Class AF-1, Class AF-2, Class AF-3 and Class
                              AF-4 Certificates.

Lead Manager:                 Banc of America Securities LLC.

Co-Manager:                   Citigroup Global Markets, Inc.

Depositor:                    Asset Backed Funding Corporation.

Servicer:                     Litton Loan Servicing LP, a subsidiary of the
                              Seller.

Seller:                       Credit-Based Asset Servicing and Securitization
                              LLC ("C-BASS").

Trustee:                      J.P. Morgan Chase Bank.

Custodian:                    The Bank of New York.

Rating Agencies:              Moody's Investors Service ("Moody's"), Standard &
                              Poor's ("S&P"), Fitch Ratings ("Fitch"), Dominion
                              Bond Rating Service, Inc ("DBRS")

Cut-off Date:                 The close of business on March 1, 2005.

Closing Date:                 On or about April 7, 2005

Distribution Dates:           Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2005.

Payment Delay:                With respect to the Group I Senior Certificates,
                              the Class AF-1 Certificates, the Mezzanine and
                              Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), 0 days. With respect to the Group II Senior Certificates (other than
                              Class AF-1 Certificates) and Class B-4 and Class
                              B-5 Certificates, 24 days.

Day Count:                    With respect to the Group I Senior Certificates,
                              the Class AF-1 Certificates, the Mezzanine and
                              Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), Actual/360. With respect to the Group II Senior Certificates (other than Class AF-1 Certificates) and Class B-4 and
                              Class B-5 Certificates, 30/360.

Servicing Fee:                0.50% per annum.

Trustee Fee:                  0.01% per annum.

Optional Termination
Date: Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

Denomination:                 $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:            The Senior Certificates are expected to be
                              eligible for purchase by employee benefit plans and other plans or arrangements subject to ERISA or to Section 4975 of the Code subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA Eligibility:            The Offered Certificates will not be SMMEA
                              eligible.

Tax Status:                   The Offered Certificates will be designated as
                              regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer
Advances:                     The Servicer is required to advance at least one
                              business day prior to each Distribution Date scheduled principal and interest payments (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until it deems such advances to be non-recoverable. The Servicer will make only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan, will not make any advances of principal on REO properties and is not required to make any advances of principal on second lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil
                              Relief Act (the "Relief Act") or any similar state laws.

Mortgage Loans:               As of the Collateral Selection Date, 2,666
                              adjustable rate and fixed rate, closed-end mortgage loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties with an aggregate principal balance as of the Cut-off Date of $403,551,747.77. References to percentages or balances herein are with respect to the Collateral
                              Selection Date Mortgage Loans and are based on the aggregate principal balance of such Mortgage Loans on the Cut-off Date. For the purpose of calculating interest and principal on the Senior
                              Certificates, the Mortgage Loans have been divided into two loan groups:

                              o     Group I Mortgage Loans will consist of
                                    approximately 1,948 conforming and
                                    non-conforming adjustable rate Mortgage
                                    Loans with an aggregate principal balance of $329,059,458.97.

                              o Group II Mortgage Loans will consist of approximately 718 conforming and non-conforming fixed rate Mortgage Loans with an aggregate principal balance of $74,492,288.80.

Realized Losses:              Losses resulting from the liquidation of defaulted
                              mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the Overcollateralization Amount. If there is no excess interest and no Overcollateralization
                              Amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate
                              Certificates in reverse order of seniority as follows: to the Class B-5, Class B-4, Class B-3,
                              Class B-2, Class B-1, Class M-3, Class M-2 and
                              Class M-1 Certificates in that order. Realized
                              Losses will not be allocated to the Senior
                              Certificates.

Special Hazard Losses:        Special Hazard Losses are generally Realized
                              Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                              Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan or (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Senior
                              Certificates), pro rata, based on their respective certificate principal balances.

                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:           Credit enhancement for the structure is provided
                              by Excess Interest, Overcollateralization and
                              Subordination.

                              Certificate Credit Enhancement

                              (1) The Senior Certificates are enhanced by Excess Interest, approximately 23.25% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (2) The Class M-1 Certificates are enhanced by Excess Interest, approximately 12.00% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (3) The Class M-2 Certificates are enhanced by Excess Interest, approximately 7.25% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (4) The Class M-3 Certificates are enhanced by Excess Interest, approximately 5.75% in Subordinate Certificates, and the Overcollateralization Amount.

                              (5) The Class B-1 Certificates are enhanced by Excess Interest, approximately 4.35% in Subordinate Certificates, and the Overcollateralization Amount.

                              (6) The Class B-2 Certificates are enhanced by Excess Interest, approximately 3.50% in Subordinate Certificates, and the Overcollateralization Amount.

                              (7) The Class B-3 Certificates are enhanced by Excess Interest, approximately 2.30% in Subordinate Certificates, and the Overcollateralization Amount.

                              (8) The Class B-4 Certificates are enhanced by Excess Interest, approximately 1.10% in Subordinate Certificates, and the Overcollateralization Amount.

                              (9) The Class B-5 Certificates are enhanced by Excess Interest and the
                                    Overcollateralization Amount.

Expected Target
Overcollateralization
Amount: Prior to the Stepdown Date, 2.25% of the aggregate initial principal balance of the Mortgage Loans. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 2.25% of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (x) 4.50% of the aggregate current principal balance of the Mortgage Loans and (y) 0.50% of the aggregate initial principal balance of the Mortgage Loans. If a Trigger Event is in effect, the Target Overcollateralization Amount will be the Target Overcollateralization Amount from the previous period.

Overcollateralization
Floor:                        For any Distribution Date, the
                              Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Overcollateralization
Amount:                       On any Distribution Date, the excess, if any, of
                              (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate certificate principal balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution
                              Date).

Overcollateralization
Deficiency:                   On any Distribution Date, the excess, if any, of
                              (x) the Target Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution
                              Date, calculated for this purpose after taking into account the reduction on such Distribution
                              Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

Overcollateralization
Release Amount:               On any Distribution Date, on or after the Stepdown
                              Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target
                              Overcollateralization Amount for such Distribution
                              Date. With respect to any Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release
                              Amount will be zero.

Senior Enhancement
Percentage:                   On any Distribution Date, is the percentage
                              obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Stepdown Date:                The later to occur of (x) the earlier to occur of
                              (a) the Distribution Date in April 2008 and (b) the Distribution Date on which the aggregate certificate principal balance of the Senior
                              Certificates is reduced to zero, and (y) the first
                              Distribution Date on which the Senior Enhancement
                              Percentage is greater than or equal to 51.00%.

Expected Credit Support
Percentage:                                 Initial                After
                              Class      Credit Support       Stepdown Support
                              -----      --------------       ----------------
                              Senior              25.50%                 51.00%
                               M-1                14.25%                 28.50%
                               M-2                 9.50%                 19.00%
                               M-3                 8.00%                 16.00%
                               B-1                 6.60%                 13.20%
                               B-2                 5.75%                 11.50%
                               B-3                 4.55%                  9.10%
                               B-4                 3.35%                  6.70%
                               B-5                 2.25%                  4.50%

                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                Is in effect on a Distribution Date if any one of
                              the following conditions exist as of the last day of the related collection period:

                              i.    The "Rolling Six Month 60+ Delinquency
                                    Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or

                              ii. The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such related collection period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                                          Cumulative Realized
                                 Distribution Dates         Loss Percentage
                              -------------------------   -------------------
                               April 2007 - March 2008           1.40%
                               April 2008 - March 2009           3.20%
                               April 2009 - March 2010           5.00%
                               April 2010 - March 2011           6.45%
                               April 2011 - March 2012           7.25%
                              April 2012 and thereafter          7.30%

60+ Day Delinquent Loan:      Each Mortgage Loan with respect to which any
                              portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month 60+
Day Delinquent
Percentage:                   With respect to any Distribution Date, the average
                              of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                              Balance of Mortgage Loans that are 60+ Day
                              Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:            On each Distribution Date prior to and including
                              the Optional Termination Date, the Pass-Through
                              Rate for the Certificates is as follows:

                              The Pass-Through Rate for the Floating Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the sum of (x) one-month LIBOR as determined for the related period and (y) the related certificate margin for the applicable class,

                              (ii)  the applicable Rate Cap for such
                                    Distribution Date, and

                              (iii) the applicable Maximum Rate Cap for such
                                    Distribution Date.

                              The Pass-Through Rate for the Fixed Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the certificate coupon for such Distribution Date, and

                              (ii)  the applicable Rate Cap for such
                                    Distribution Date.

                              On each Distribution Date after the Optional
                              Termination Date, the certificate margins for the Class AV-1, Class AV-2 and Class AF-1 Certificates will be equal to 2 times their respective initial margins and for the Mezzanine and Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), the related certificate margins will be 1.5 times their respective initial margins.

                              On the Distribution Date after the Optional
                              Termination Date, the coupon on the Fixed Rate Certificates will increase by 0.50% per annum.

Interest Accrual:             Interest will accrue on the Certificates at the
                              applicable Pass-Through Rate.

                              o Interest on the Floating Rate Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

                              o Interest on the Fixed Rate Certificates will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

Group I Rate Cap:             The Group I Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group I Mortgage Interest Rates
                              (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Group I Maximum Rate
Cap: The Group I Maximum Rate Cap for any Distribution Date will be a per annum rate equal to the weighted average of the Group I Maximum Mortgage Interest Rates (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the related Group I Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period).

Group II Rate Cap:            The Group II Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group II Mortgage Interest Rates
                              (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group II Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period with respect to the Class AF-1
                              Certificates).

Subordinate Rate Cap:         The Subordinate Rate Cap will equal the weighted
                              average of the Group I Rate Cap and the Group II
                              Rate Cap (expressed on the basis of an assumed
                              360-day year and the actual number of days elapsed during the related accrual period with respect to the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B3 Certificates), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Pool Maximum Cap:             The Pool Maximum Rate Cap will equal the weighted
                              average of the Group I Maximum Rate Cap and the Group II Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the accrual period with respect to the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B3 Certificates), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Rate Cap:                     For the Class AV-1 and Class AV-2 Certificates,
                              the Group I Rate Cap. For the Class AF-1, Class
                              AF-2, Class AF-3 and Class AF-4 Certificates, the
                              Group II Rate Cap. For each of the Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2, Class
                              B-3, Class B-4 and Class B-5 Certificates, the
                              Subordinate Rate Cap.

Maximum Rate Cap:             For the Class AV-1 and Class AV-2 Certificates,
                              the Group I Maximum Rate Cap. For each of the
                              Class M-1, Class M-2, Class M-3, Class B-1, Class
                              B-2, Class B-3, Class B-4 and Class B-5
                              Certificates, the Pool Maximum Cap.

Group I Group
Subordinate Amount:           The excess of the aggregate principal amount of
                              the Group I Mortgage Loans over the aggregate certificate principal balance of the Group I
                              Senior Certificates, as of the last day of the prior collection period.

Group II Group
Subordinate Amount:           The excess of the aggregate principal amount of
                              the Group II Mortgage Loans over the aggregate certificate principal balance of the Group II
                              Senior Certificates, as of the last day of the prior collection period.

Accrued Certificate
Interest:                     For each class of the Certificates and for each
                              Distribution Date, an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Interest Carry Forward
Amount: As of any Distribution Date, the sum of: (x) the excess, if any, of (a) the Accrued Certificate Interest, as the case may be, and any Interest Carry Forward Amount for the prior Distribution Date, over (b) the amount in respect of interest actually distributed on such class on such prior Distribution Date; and (y) interest on such excess at the applicable Pass-Through Rate on the basis of the related accrual method.

Rate Cap Carryover
Amount: If on any Distribution Date, the Pass-Through Rate for the Certificates is based on the Rate Cap, the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date if the Pass-Through Rate had not been so limited by the Rate Cap, up to but not exceeding the Maximum Rate Cap, if applicable, over (y) the amount of interest such class of certificates received on such Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such class).

Monthly Excess Interest
Amount: The sum of excess interest collections for a collection period which are not used to pay interest on the Certificates.

Yield Maintenance
Agreements:                   On the Closing Date, the Trust will enter into two
                              Yield Maintenance Agreements to make payments in respect of any related Rate Cap Carryover Amount on the Group I Senior Certificates and Mezzanine
                              Certificates, to the extent necessary on the Distribution Dates occurring from May 2005 to
                              September 2006 and May 2005 to August 2007 respectively. On each Distribution Date, the counterparty to the related Yield Maintenance
                              Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum rate specified on the related Yield
                              Maintenance Agreement Schedule over (ii) the strike price for such Distribution Date specified on the related Yield Maintenance Agreement
                              Schedule, accrued during the interest accrual period for the Group I Senior Certificates and Mezzanine Certificates and (b) the notional balance for such Distribution Date specified on the related Yield Maintenance Agreement Schedule and (c) the actual number of days in the related interest accrual period divided by 360.

                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of
Distributions -
Interest:                     Distributions of interest to the Certificates will
                              be made from the interest remittance amount from the related groups of Mortgage Loans as follows:

                              (A) From the interest remittance amount related to the Group I Mortgage Loans:

                                    (i)      to the Trustee, the related Trustee
                                             Fee;

                                    (ii)     pro rata, to the Class AV-1 and
                                             Class AV-2 Certificates, the
                                             applicable Accrued Certificate
                                             Interest thereon for such
                                             Distribution Date;

                                    (iii)    pro rata, to the Class AV-1 and
                                             Class AV-2, the applicable Interest
                                             Carry Forward Amount thereon for
                                             such Distribution Date; and

                                    (iv)     pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Accrued Certificate Interest and
                                             Interest Carry Forward Amount
                                             thereon for such Distribution Date
                                             to the extent not covered by
                                             clauses B (ii) and B (iii) below;

                              (B) From the interest remittance amount related to the Group II Mortgage Loans:

                                    (i)      to the Trustee, the related Trustee
                                             Fee;

                                    (ii)     pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iii)    pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Interest Carry Forward Amount
                                             thereon for such Distribution Date;
                                             and

                                    (iv)     pro rata, to the Class AV-1 and
                                             Class AV-2 Certificates, the
                                             applicable Accrued Certificate
                                             Interest and Interest Carry Forward
                                             Amounts thereon for such
                                             Distribution Date to the extent not
                                             covered by clauses A (ii) and A
                                             (iii) above;

                              (C)   From the interest remittance amounts
                                    remaining after application of clauses A and B above:

                                    (i)      to the Class M-1 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (ii)     to the Class M-2 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iii)    to the Class M-3 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iv)     to the Class B-1 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (v)      to the Class B-2 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (vi)     to the Class B-3 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (vii)    to the Class B-4 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;
                                             and

                                    (viii)   to the Class B-5 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;
                                             and

                                    (ix)     the amount, if any, remaining will
                                             be distributed as the Excess
                                             Cashflow.

                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                              (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the insurance proceeds and liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period,
                              (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received during the related Prepayment Period, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution
Amount: The sum of (i) the Principal Remittance Amount, less the Overcollateralization Release Amount, if any, and (ii) the lesser of (a) the Monthly Excess Interest Amount for such Distribution Date and (b) the amount, if any, by which the Target Overcollateralization Amount exceeds the Overcollateralization Amount for such Distribution Date.

Senior Principal
Distribution Amount:          As of any Distribution Date prior to the Stepdown
                              Date and on any Distribution Date thereafter on which the Trigger Event is in effect, the related
                              Senior Principal Distribution Amount will equal
                              100% of the Principal Distribution Amount.

                              As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 49.00% and (ii) the aggregate principal of the Mortgage Loans as of the last day of the related Collection Period and
                              (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

Group I Senior Principal
Allocation Percentage:        With respect to any Distribution Date, the
                              percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group I Mortgage Loans for such Distribution Date, and the denominator of which is
                              (y) the Principal Remittance Amount for such
                              Distribution Date.

Group I Senior Principal
Distribution Amount:          With respect to any Distribution Date, the product
                              of (x) the Group I Senior Principal Allocation
                              Percentage and (y) the Senior Principal
                              Distribution Amount.

Group II Senior
Principal Allocation
Percentage:                   With respect to any Distribution Date, the
                              percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group II Mortgage Loans for such Distribution Date, and the denominator of which is
                              (y) the Principal Remittance Amount for such
                              Distribution Date.

Group II Senior
Principal Distribution
Amount: With respect to any Distribution Date, the product of (x) the Group II Senior Principal Allocation Percentage and (y) the Senior Principal Distribution Amount.

Class AF-4 Lockout
Distribution Amount:          With respect to any Distribution Date, the product
                              of (x) the Class AF-4 Lockout Distribution
                              Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4
                              Pro Rata Distribution Amount for that Distribution
                              Date. In no event shall the Class AF-4 Lockout
                              Distribution Amount for a Distribution Date exceed the Group II Senior Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

Class AF-4 Pro Rata
Distribution Amount:          With respect to any Distribution Date, an amount
                              equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Senior
                              Certificates immediately prior to that
                              Distribution Date and (y) the Group II Senior
                              Principal Distribution Amount for that
                              Distribution Date.

Class AF-4 Lockout
Distribution Percentage:      The Class AF-4 Lockout Distribution Percentage is
                              assigned as follows:

                              (i)   Between April 2005 and March 2008: 0%;

                              (ii)  Between April 2008 and March 2010: 45%;

                              (iii) Between April 2010 and March 2011: 80%;

                              (iv)  Between April 2011 and March 2012: 100%;

                              (v)   April 2012 and thereafter: 300%.

Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution
                              Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 71.50% and (y) the aggregate principal balance of the Mortgage
                              Loans on the last day of the related Collection
                              Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding;
                              100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and Class M-1
                              Principal Distribution Amount on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class M-2
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 81.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates and the Class
                              M-1 and Class M-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1 and Class
                              M-2 Certificates after distribution of the Senior
                              Principal Distribution Amount, the Class M-1 and
                              Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 84.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2 and Class M-3
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and the Class M-1, Class M-2 and
                              Class M-3 Certificates have been reduced to zero;
                              (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2 and the Class M-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3 Principal
                              Distribution Amounts on the related Distribution
                              Date and (b) the outstanding certificate principal balance of the Class B-1 Certificates over (ii) the lesser of (A) the product of (x) approximately
                              86.80% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                              Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class B-1
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and Class M-1, Class M-2, Class M-3 and Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2,
                              Class M-3 and Class B-1 Certificates after distribution of the Senior Principal Distribution
                              Amount and the Class M-1, Class M-2, Class M-3 and
                              Class B-1 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-2
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 88.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1 and
                              Class B-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and the Class M-1, Class M-2, Class
                              M-3, Class B-1 and Class B-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1 and Class B-2
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and the Class M-1,
                              Class M-2, Class M-3, Class B-1 and Class B-2
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-3
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 90.90% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-4 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B-3 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2,
                              Class M-3, Class B-1, Class B-2 and Class B-3
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and the Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-4
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 93.30% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-5 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2, Class B-3 and Class B-4 Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1, Class B-2,
                              Class B-3 and Class B-4 Certificates after distribution of the Senior Principal Distribution
                              Amount and the Class M-1, Class M-2, Class M-3,
                              Class B-1, Class B-2, Class B-3 and Class B-4
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-5
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 95.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              Monthly Excess Interest Amount for such
                              Distribution Date and (y) the
                              Overcollateralization Deficiency for such
                              Distribution Date.

Priority of
Distributions -
Principal:                    With respect to each Distribution Date (a) before
                              the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                              first, concurrently, as follows:

                              (i)   to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group I
                                    Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              (ii) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balance thereof has beeen reduced to zero.

                              second, concurrently, as follows:

                              (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has beeen reduced to zero; and

                              (i)   to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group II
                                    Senior Principal Distribution Amount
                                    remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

                              third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fifth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              sixth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              seventh, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              eighth, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              ninth, to the Class B-4 Certificates, until the certificate principal balance thereof has been reduced to zero tenth, to the Class B-5 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              eleventh, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.

                              With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                              first, concurrently, as follows:

                              (iii) to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group I
                                    Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              (iv) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balance thereof has beeen reduced to zero.

                              second, concurrently, as follows:

                              (ii) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has beeen reduced to zero; and

                              (iii) to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group II
                                    Senior Principal Distribution Amount
                                    remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

                              third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              sixth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              seventh, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              eighth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              ninth, to the Class B-4 Certificates, the Class B-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              tenth, to the Class B-5 Certificates, the Class B-5 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero.

                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:              On any Distribution Date, the sum of the Monthly
                              Excess Interest Amount, the Overcollateralization
                              Release Amount and any portion of the Principal
                              Distribution Amount (without duplication) remaining after principal distributions on the Senior, Mezzanine and Subordinate Certificates will be applied in the following order of priority:

                              (i) to fund any remaining applicable Accrued Certificate Interest for such
                                       Distribution Date, pro rata, among the
                                       Senior Certificates;

                              (ii) to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;

                              (iii) to fund the Extra Principal Distribution Amount for such Distribution Date;

                              (iv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

                              (v) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

                              (vi) to fund the related Class M-1 realized loss amortization amount for such Distribution Date;

                              (vii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-2 Certificates;

                              (viii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

                              (ix)     to fund the Class M-2 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (x) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-3 Certificates;

                              (xi) to fund the Interest Carry Forward Amount for the Class M-3 Certificates, if any;

                              (xii)    to fund the Class M-3 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xiii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;

                              (xiv) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

                              (xv)     to fund the Class B-1 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xvi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-2 Certificates;

                              (xvii) to fund the Interest Carry Forward Amount for the Class B-2 Certificates, if any;

                              (xviii)  to fund the Class B-2 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xix) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-3 Certificates;

                              (xx) to fund the Interest Carry Forward Amount for the Class B-3 Certificates, if any;

                              (xxi)    to fund the Class B-3 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-4 Certificates;

                              (xxiii) to fund the Interest Carry Forward Amount for the Class B-4 Certificates, if any;

                              (xxiv)   to fund the Class B-4 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-5 Certificates;

                              (xxvi) to fund the Interest Carry Forward Amount for the Class B-5 Certificates, if any;

                              (xxvii)  to fund the Class B-5 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxviii) to fund the amount of any Rate Cap
                                       Carryover Amount, pro rata, to the Senior
                                       Certificates;

                              (xxix)   to fund the amount of any Rate Cap
                                       Carryover Amount sequentially to the
                                       Mezzanine and Subordinate Certificates;
                                       and

                              (xxx) to fund distributions to the holders of the Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

                               COLLATERAL OVERVIEW

The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of the Cut-off Date. The Mortgage Pool consists of 100.00% performing Mortgage Loans.

Performing Mortgage Loans

"Performing Mortgage Loan" or "Current Mortgage Loan" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days or more delinquent.

FHA Mortgage Loans

The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                      $403,551,747.77
Number of Mortgage Loans                                           2,666
Average Current Principal Loan Balance                       $151,369.75      $9,106.00     $1,464,851.90
Average Original Principal Loan Balance                      $152,581.31     $10,000.00     $1,500,000.00
Weighted Average Current Combined Loan-to-Value Ratio              81.74%          8.40%           114.73%
Weighted Average Mortgage Loan Rate                                7.377%         3.750%           14.750%
(1) (2) Weighted Average Gross Margin                              5.761%         1.250%           10.150%
(1) (2) Weighted Average Initial Periodic Rate Cap                 2.687%         1.000%            6.000%
(1) (2) Weighted Average Subsequent Periodic Rate Cap              1.046%         1.000%            2.000%
(1) (2) Weighted Average Minimum Mortgage Rate                     7.184%         2.250%           13.625%
(1) Weighted Average Maximum Mortgage Rate                        13.316%         9.500%           20.125%
Weighted Average Original Term to Maturity (months)                  352            120               360
Weighted Average Remaining Term to Maturity (months)                 342            106               358
(1) Weighted Average Term to Roll (months)                            19              1                57
(3) Weighted Average FICO Score                                      623            412               812

(1) Adjustable Rate Mortgage Loans Only

(2) Non-Zero Weighted average.

(3) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                 Range     Principal Balance
                                                 -----   ----------------------

Loan Type                                        Fixed                    18.46%
                                                 ARMs                     81.54%

Lien                                             First                    96.45%
                                                 Second                    3.55%

Balloon Loans                                                              2.64%
Interest Only Loans                                                       24.54%
FHA Insured Loans                                                          0.15%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    0.87%
Loans with Prepayment Penalties                                           75.65%

                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         525     $20,129,169.16               4.99%
$50,001 to $100,000                   763      52,662,965.14              13.05
$100,001 to $150,000                  381      46,938,766.76              11.63
$150,001 to $200,000                  272      47,706,967.95              11.82
$200,001 to $250,000                  203      45,490,705.41              11.27
$250,001 to $300,000                  176      48,269,369.32              11.96
$300,001 to $350,000                  121      39,361,751.59               9.75
$350,001 to $400,000                   85      31,566,869.61               7.82
$400,001 to $450,000                   53      22,478,290.44               5.57
$450,001 to $500,000                   34      16,155,857.13               4.00
$500,001 to $550,000                   20      10,595,079.15               2.63
$550,001 to $600,000                   15       8,621,833.90               2.14
$600,001 to $650,000                   10       6,293,741.83               1.56
$650,001 to $700,000                    3       2,055,169.16               0.51
$750,001 to $800,000                    1         764,345.87               0.19
$800,001 or greater                     4       4,460,865.35               1.11
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
401 to 420                              1        $110,632.36               0.03%
421 to 440                              1         100,861.13               0.02
441 to 460                              8       1,034,097.64               0.26
461 to 480                             39       5,874,633.94               1.46
481 to 500                             84      11,740,008.24               2.91
501 to 520                            144      16,864,955.02               4.18
521 to 540                            145      17,285,555.28               4.28
541 to 560                            210      27,933,286.31               6.92
561 to 580                            226      30,971,180.24               7.67
581 to 600                            275      41,067,070.42              10.18
601 to 620                            278      38,781,726.40               9.61
621 to 640                            258      38,526,103.41               9.55
641 to 660                            267      42,903,264.22              10.63
661 to 680                            230      41,374,698.23              10.25
681 to 700                            168      31,542,712.07               7.82
701 to 720                            116      23,005,607.56               5.70
721 to 740                             97      14,719,817.41               3.65
741 to 760                             58      10,326,122.00               2.56
761 to 780                             42       6,891,355.07               1.71
781 to 800                             16       2,292,464.14               0.57
801 to 820                              3         205,596.68               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
109 to 120                              3        $168,435.93               0.04%
169 to 180                            270      16,551,022.72               4.10
229 to 240                             61       2,797,281.15               0.69
289 to 300                              4         205,634.68               0.05
301 to 312                              1         113,745.13               0.03
313 to 324                              3         456,970.79               0.11
325 to 336                              3         592,927.80               0.15
337 to 348                              3         334,303.30               0.08
349 to 360                          2,318     382,331,426.27              94.74
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
97 to 108                               6        $244,085.49               0.06%
109 to 120                             12         647,974.31               0.16
133 to 144                              1          39,572.77               0.01
145 to 156                              2          31,914.96               0.01
157 to 168                             75       5,862,284.80               1.45
169 to 180                            177       9,893,626.32               2.45
193 to 204                              1          57,462.98               0.01
205 to 216                              2          72,135.78               0.02
217 to 228                             28       1,576,096.10               0.39
229 to 240                             30       1,091,586.29               0.27
277 to 288                             32       2,306,487.68               0.57
289 to 300                            130      11,071,980.50               2.74
301 to 312                              5         574,438.47               0.14
313 to 324                              8       1,330,626.19               0.33
325 to 336                             18       3,368,489.77               0.83
337 to 348                            378      51,340,809.78              12.72
349 to 360                          1,761     314,042,175.58              77.82
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                       1,791    $273,677,339.33              67.82%
PUD                                   241      50,531,828.25              12.52
Manufactured Housing                  288      26,255,627.83               6.51
Condominium                           179      25,898,464.98               6.42
2-Family                              128      20,994,120.10               5.20
3-Family                               18       3,280,156.56               0.81
4-Family                               19       2,721,510.35               0.67
Townhouse                               2         192,700.37               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                             2,273    $366,115,519.80              90.72%
Investor                              360      30,828,165.13               7.64
Secondary                              33       6,608,062.84               1.64
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Purchase                            1,262    $190,648,208.84              47.24%
Equity Refinance                    1,252     190,480,699.00              47.20
Rate/Term Refinance                   152      22,422,839.93               5.56
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        4        $877,421.43               0.22%
4.001% to 4.500%                        3         728,808.29               0.18
4.501% to 5.000%                       15       6,544,344.93               1.62
5.001% to 5.500%                       35      11,349,253.48               2.81
5.501% to 6.000%                      159      38,498,449.73               9.54
6.001% to 6.500%                      251      60,992,686.32              15.11
6.501% to 7.000%                      359      72,217,856.65              17.90
7.001% to 7.500%                      313      53,404,637.92              13.23
7.501% to 8.000%                      405      60,207,128.83              14.92
8.001% to 8.500%                      282      30,794,936.84               7.63
8.501% to 9.000%                      228      23,344,762.37               5.78
9.001% to 9.500%                      153      14,658,910.59               3.63
9.501% to 10.000%                     147      11,305,715.37               2.80
10.001% to 10.500%                     86       6,211,276.57               1.54
10.501% to 11.000%                     90       5,428,243.80               1.35
11.001% to 11.500%                     38       2,694,817.03               0.67
11.501% to 12.000%                     48       2,226,730.27               0.55
12.001% to 12.500%                     13         544,900.96               0.14
12.501% to 13.000%                     18         860,590.92               0.21
13.001% to 13.500%                     10         398,427.33               0.10
13.501% to 14.000%                      8         227,790.92               0.06
14.501% to 15.000%                      1          34,057.22               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
0.01% to 10.00%                         1         $14,896.44               0.00%
10.01% to 20.00%                        6         239,859.26               0.06
20.01% to 30.00%                        9       1,265,575.25               0.31
30.01% to 40.00%                       11         818,139.04               0.20
40.01% to 50.00%                       33       4,013,226.32               0.99
50.01% to 60.00%                       89      12,286,444.76               3.04
60.01% to 70.00%                      193      30,749,615.42               7.62
70.01% to 80.00%                      891     167,239,717.56              41.44
80.01% to 90.00%                      819     109,298,495.05              27.08
90.01% to 100.00%                     605      77,060,634.90              19.10
100.01% to 110.00%                      7         465,818.00               0.12
110.01% to 120.00%                      2          99,325.77               0.02
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            609    $159,304,483.87              39.48%
Florida                               225      28,528,104.16               7.07
New York                               95      23,243,111.03               5.76
Texas                                 131      13,776,106.73               3.41
Maryland                               85      13,399,373.96               3.32
Nevada                                 72      12,769,648.93               3.16
Michigan                              151      11,799,238.99               2.92
Illinois                               73       9,704,625.39               2.40
Washington                             64       9,040,026.07               2.24
Arizona                                82       8,740,053.36               2.17
Virginia                               50       8,685,871.05               2.15
Colorado                               58       7,919,391.56               1.96
Massachusetts                          30       6,445,171.66               1.60
North Carolina                         68       6,288,426.40               1.56
Oregon                                 50       6,177,499.18               1.53
Utah                                   43       5,597,980.19               1.39
Indiana                                84       5,342,131.47               1.32
Minnesota                              30       5,038,354.24               1.25
Connecticut                            29       4,669,289.84               1.16
New Jersey                             38       4,662,682.62               1.16
Georgia                                40       4,647,517.00               1.15
Pennsylvania                           56       4,540,621.47               1.13
Missouri                               56       4,216,846.91               1.04
Ohio                                   51       3,894,725.83               0.97
Hawaii                                  7       3,172,850.87               0.79
Alabama                                49       3,032,886.68               0.75
South Carolina                         30       2,991,200.33               0.74
Tennessee                              46       2,873,406.26               0.71
New Mexico                             27       2,767,005.36               0.69
Rhode Island                           14       2,724,408.39               0.68
Oklahoma                               29       2,029,728.26               0.50
Mississippi                            26       1,837,628.91               0.46
Wisconsin                              28       1,649,001.07               0.41
Louisiana                              22       1,611,034.24               0.40
Kentucky                               19       1,585,332.39               0.39
Kansas                                 17       1,343,422.21               0.33
Iowa                                   17       1,218,952.94               0.30
Delaware                                7         883,972.30               0.22
New Hampshire                           5         697,957.36               0.17
Wyoming                                 6         628,161.42               0.16
Arkansas                                9         606,210.70               0.15
Nebraska                               11         593,550.13               0.15
Idaho                                  10         565,846.96               0.14
Maine                                   4         539,626.25               0.13
Vermont                                 1         482,136.00               0.12
District of Columbia                    4         446,408.30               0.11
Montana                                 3         401,246.62               0.10
Alaska                                  1         197,478.23               0.05
West Virginia                           3         189,134.30               0.05
North Dakota                            1          51,879.38               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                  1,669    $221,815,766.17              54.97%
Stated Income                         770     129,068,583.54              31.98
Streamlined Documentation              82      25,364,076.65               6.29
Limited Documentation                  66      12,582,030.84               3.12
No Documentation                       58      10,965,569.35               2.72
Alternate Documentation                21       3,755,721.22               0.93
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                             2,666    $403,551,747.77             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               816     $98,279,243.85              24.35%
12 months                             107      23,878,276.58               5.92
24 months                           1,154     202,308,019.44              50.13
36 months                             556      73,742,230.85              18.27
60 months                              33       5,343,977.05               1.32
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                      $329,059,458.97
Number of Mortgage Loans                                           1,948
Average Current Principal Loan Balance                       $168,921.69     $17,349.56     $1,464,851.90
Average Original Principal Loan Balance                      $170,070.48     $25,000.00     $1,500,000.00
Weighted Average Current Combined Loan-to-Value Ratio              81.62%         14.94%           100.00%
Weighted Average Mortgage Loan Rate                                7.241%         4.000%           13.625%
(1) Weighted Average Gross Margin                                  5.761%         1.250%           10.150%
(1) Weighted Average Initial Periodic Rate Cap                     2.687%         1.000%            6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                  1.046%         1.000%            2.000%
(1) Weighted Average Minimum Mortgage Rate                         7.184%         2.250%           13.625%
Weighted Average Maximum Mortgage Rate                            13.316%         9.500%           20.125%
Weighted Average Original Term to Maturity (months)                  360            180               360
Weighted Average Remaining Term to Maturity (months)                 350            168               358
Weighted Average Term to Roll (months)                                19              1                57
(2) Weighted Average FICO Score                                      620            412               806

(1) Non-Zero Weighted average.

(2) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                Range      Principal Balance
                                                ------   ----------------------

Loan Type                                       Fixed                      0.00%
                                                ARMs                     100.00%

Lien                                            First                    100.00%
                                                Second                     0.00%

Balloon Loans                                                              0.00%
Interest Only Loans                                                       29.06%
FHA Insured Loans                                                          0.04%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    0.16%
Loans with Prepayment Penalties                                           80.38%

                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         288     $12,363,221.77               3.76%
$50,001 to $100,000                   518      35,077,083.19              10.66
$100,001 to $150,000                  284      34,978,254.28              10.63
$150,001 to $200,000                  223      39,234,659.02              11.92
$200,001 to $250,000                  181      40,635,392.03              12.35
$250,001 to $300,000                  147      40,323,749.17              12.25
$300,001 to $350,000                  108      35,273,509.42              10.72
$350,001 to $400,000                   73      27,082,024.20               8.23
$400,001 to $450,000                   49      20,781,304.18               6.32
$450,001 to $500,000                   30      14,242,298.70               4.33
$500,001 to $550,000                   18       9,505,344.03               2.89
$550,001 to $600,000                   14       8,051,464.18               2.45
$600,001 to $650,000                    9       5,670,821.23               1.72
$650,001 to $700,000                    2       1,379,468.22               0.42
$800,001 or greater                     4       4,460,865.35               1.36
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
401 to 420                              1        $110,632.36               0.03%
441 to 460                              6         972,333.58               0.30
461 to 480                             29       5,342,629.54               1.62
481 to 500                             67      10,260,502.22               3.12
501 to 520                            111      14,078,848.55               4.28
521 to 540                            114      14,527,975.87               4.42
541 to 560                            169      23,712,290.31               7.21
561 to 580                            184      26,543,287.57               8.07
581 to 600                            220      35,865,598.38              10.90
601 to 620                            224      34,212,751.76              10.40
621 to 640                            181      30,324,983.71               9.22
641 to 660                            172      32,927,053.56              10.01
661 to 680                            157      33,039,496.34              10.04
681 to 700                            115      25,838,411.55               7.85
701 to 720                             79      17,346,427.15               5.27
721 to 740                             58      10,676,453.81               3.24
741 to 760                             33       7,601,682.58               2.31
761 to 780                             22       4,825,381.23               1.47
781 to 800                              5         762,718.90               0.23
801 to 820                              1          90,000.00               0.03
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
169 to 180                              7        $381,345.12               0.12%
229 to 240                              3         134,795.94               0.04
349 to 360                          1,938     328,543,317.91              99.84
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
157 to 168                              6        $245,805.43               0.07%
169 to 180                              1         135,539.69               0.04
229 to 240                              3         134,795.94               0.04
277 to 288                             27       2,083,068.95               0.63
289 to 300                            112       9,718,249.88               2.95
301 to 312                              1          83,383.86               0.03
313 to 324                              1          32,080.81               0.01
325 to 336                              7       1,706,923.28               0.52
337 to 348                            232      33,354,944.92              10.14
349 to 360                          1,558     281,564,666.21              85.57
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                       1,344    $226,855,658.58              68.94%
PUD                                   170      44,556,471.01              13.54
Condominium                           140      22,660,998.27               6.89
Manufactured Housing                  184      16,674,461.83               5.07
2-Family                               87      14,190,973.27               4.31
3-Family                               13       2,420,736.45               0.74
4-Family                                9       1,548,561.52               0.47
Townhouse                               1         151,598.04               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                             1,646    $299,879,339.13              91.13%
Investor                              280      23,982,634.90               7.29
Secondary                              22       5,197,484.94               1.58
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Equity Refinance                      928    $158,575,727.46              48.19%
Purchase                              925     156,399,367.02              47.53
Rate/Term Refinance                    95      14,084,364.49               4.28
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        3        $854,612.47               0.26%
4.001% to 4.500%                        3         728,808.29               0.22
4.501% to 5.000%                       14       6,416,716.06               1.95
5.001% to 5.500%                       28       8,417,591.91               2.56
5.501% to 6.000%                      132      33,969,778.47              10.32
6.001% to 6.500%                      211      53,399,364.06              16.23
6.501% to 7.000%                      290      60,885,728.17              18.50
7.001% to 7.500%                      241      42,747,455.92              12.99
7.501% to 8.000%                      322      49,434,680.52              15.02
8.001% to 8.500%                      229      25,623,243.54               7.79
8.501% to 9.000%                      181      19,629,923.00               5.97
9.001% to 9.500%                      113      11,745,420.44               3.57
9.501% to 10.000%                      81       7,441,026.79               2.26
10.001% to 10.500%                     43       3,539,219.21               1.08
10.501% to 11.000%                     25       1,897,580.62               0.58
11.001% to 11.500%                     16       1,510,707.91               0.46
11.501% to 12.000%                      9         472,797.13               0.14
12.501% to 13.000%                      4         244,875.80               0.07
13.001% to 13.500%                      2          75,362.72               0.02
13.501% to 14.000%                      1          24,565.94               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
10.01% to 20.00%                        5        $190,696.03               0.06%
20.01% to 30.00%                        7         957,488.89               0.29
30.01% to 40.00%                        8         477,584.52               0.15
40.01% to 50.00%                       20       2,403,567.21               0.73
50.01% to 60.00%                       71      10,202,497.29               3.10
60.01% to 70.00%                      138      23,120,327.33               7.03
70.01% to 80.00%                      735     143,061,171.20              43.48
80.01% to 90.00%                      660      93,530,781.52              28.42
90.01% to 100.00%                     304      55,115,344.98              16.75
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            468    $140,665,716.82              42.75%
Florida                               164      23,426,999.04               7.12
New York                               51      13,235,680.69               4.02
Nevada                                 59      11,446,026.22               3.48
Maryland                               61      11,420,572.69               3.47
Michigan                              133      10,577,746.92               3.21
Illinois                               59       8,578,506.52               2.61
Texas                                  70       7,433,700.18               2.26
Arizona                                65       7,415,520.14               2.25
Virginia                               35       7,213,478.24               2.19
Washington                             39       6,650,409.82               2.02
Colorado                               40       6,462,790.37               1.96
Massachusetts                          22       5,401,723.82               1.64
North Carolina                         54       5,161,556.54               1.57
Indiana                                74       4,798,707.82               1.46
Utah                                   34       4,772,532.82               1.45
Oregon                                 37       4,734,550.73               1.44
Minnesota                              24       4,678,174.30               1.42
Georgia                                26       3,891,059.89               1.18
Connecticut                            23       3,864,641.41               1.17
Missouri                               49       3,851,654.99               1.17
Pennsylvania                           35       2,851,836.06               0.87
Rhode Island                           14       2,724,408.39               0.83
Ohio                                   31       2,609,578.80               0.79
Hawaii                                  3       2,149,768.63               0.65
New Jersey                             13       2,129,508.33               0.65
Tennessee                              31       2,076,555.13               0.63
South Carolina                         16       2,044,409.35               0.62
Alabama                                31       1,900,540.81               0.58
Wisconsin                              28       1,649,001.07               0.50
Oklahoma                               23       1,636,892.51               0.50
Mississippi                            22       1,635,085.55               0.50
New Mexico                             14       1,526,272.43               0.46
Kansas                                 16       1,322,106.64               0.40
Louisiana                              18       1,278,712.66               0.39
Kentucky                               14       1,084,806.03               0.33
Delaware                                6         767,982.26               0.23
New Hampshire                           4         671,732.54               0.20
Iowa                                   11         616,017.02               0.19
Maine                                   4         539,626.25               0.16
Nebraska                                9         513,671.51               0.16
Idaho                                   6         477,811.35               0.15
District of Columbia                    2         330,494.89               0.10
Arkansas                                4         290,357.78               0.09
Wyoming                                 3         233,300.59               0.07
Alaska                                  1         197,478.23               0.06
West Virginia                           1          67,874.81               0.02
North Dakota                            1          51,879.38               0.02
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                  1,211    $177,923,813.11              54.07%
Stated Income                         563     107,793,483.23              32.76
Streamlined Documentation              79      24,646,696.07               7.49
Limited Documentation                  50      10,064,211.36               3.06
No Documentation                       31       6,336,706.65               1.93
Alternate Documentation                14       2,294,548.55               0.70
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                             1,948    $329,059,458.97             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               490     $64,574,459.51              19.62%
12 months                              78      20,794,456.28               6.32
24 months                           1,056     192,662,727.51              58.55
36 months                             315      49,098,283.91              14.92
60 months                               9       1,929,531.76               0.59
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                  Gross Margin

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Gross Margins                    Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    1        $345,997.36               0.11%
1.001% to 1.500%                        1         147,751.60               0.04
2.001% to 2.500%                       32      10,123,338.39               3.08
2.501% to 3.000%                        1         210,381.80               0.06
3.001% to 3.500%                        9       2,815,310.20               0.86
3.501% to 4.000%                       11       2,113,177.09               0.64
4.001% to 4.500%                      249      24,575,421.71               7.47
4.501% to 5.000%                      158      28,026,376.00               8.52
5.001% to 5.500%                      183      40,502,984.43              12.31
5.501% to 6.000%                      723     113,453,385.29              34.48
6.001% to 6.500%                      265      45,739,585.39              13.90
6.501% to 7.000%                      196      41,736,639.54              12.68
7.001% to 7.500%                       63      10,980,996.92               3.34
7.501% to 8.000%                       35       5,728,762.31               1.74
8.001% to 8.500%                       13       1,586,828.20               0.48
8.501% to 9.000%                        1         178,340.21               0.05
9.001% to 9.500%                        5         598,213.97               0.18
9.501% to 10.000%                       1          52,034.40               0.02
10.001% to 10.500%                      1         143,934.16               0.04
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                            Initial Periodic Rate Cap

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Initial Periodic Rate Caps       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    2        $193,152.91               0.06%
1.000%                                159      16,981,119.71               5.16
1.500%                                 28       6,824,239.14               2.07
2.000%                                738      78,402,676.42              23.83
3.000%                                992     218,989,898.30              66.55
5.000%                                  9       3,181,191.70               0.97
6.000%                                 20       4,487,180.79               1.36
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                          Subsequent Periodic Rate Cap

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Subsequent Periodic Rate Caps    Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    1         $49,170.66               0.01%
1.000%                              1,837     309,166,884.35              93.95
1.500%                                 72       9,425,614.44               2.86
2.000%                                 38      10,417,789.52               3.17
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                              Maximum Mortgage Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Maximum Mortgage Rates           Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
9.001% to 9.500%                        1        $216,000.00               0.07%
9.501% to 10.000%                       8       2,002,701.65               0.61
10.001% to 10.500%                      4       1,365,880.08               0.42
10.501% to 11.000%                     11       5,708,029.45               1.73
11.001% to 11.500%                     23       6,865,942.20               2.09
11.501% to 12.000%                    123      29,271,958.09               8.90
12.001% to 12.500%                    193      48,808,298.14              14.83
12.501% to 13.000%                    279      57,768,829.09              17.56
13.001% to 13.500%                    264      50,940,692.94              15.48
13.501% to 14.000%                    317      48,994,132.65              14.89
14.001% to 14.500%                    229      26,235,239.27               7.97
14.501% to 15.000%                    186      21,301,516.44               6.47
15.001% to 15.500%                    107      11,706,083.33               3.56
15.501% to 16.000%                     82       8,153,016.47               2.48
16.001% to 16.500%                     41       3,812,082.72               1.16
16.501% to 17.000%                     28       2,144,781.95               0.65
17.001% to 17.500%                     22       1,780,542.06               0.54
17.501% to 18.000%                     17       1,147,666.10               0.35
18.001% to 18.500%                      6         491,261.88               0.15
18.501% to 19.000%                      2         140,490.25               0.04
19.001% to 19.500%                      1          41,712.05               0.01
19.501% to 20.000%                      3         128,951.49               0.04
20.001% to 20.500%                      1          33,650.67               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                              Minimum Mortgage Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Minimum Mortgage Rates           Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                   52     $12,899,662.88               3.92%
2.001% - 2.500%                        17       4,276,849.18               1.30
3.001% - 3.500%                         3       1,337,041.26               0.41
3.501% - 4.000%                         1         637,000.00               0.19
4.001% - 4.500%                        12       3,509,427.81               1.07
4.501% - 5.000%                         4       1,627,470.60               0.49
5.001% - 5.500%                        21       6,517,124.90               1.98
5.501% - 6.000%                       125      31,948,967.02               9.71
6.001% - 6.500%                       205      51,464,759.06              15.64
6.501% - 7.000%                       276      57,850,439.69              17.58
7.001% - 7.500%                       234      40,599,136.76              12.34
7.501% - 8.000%                       311      46,718,268.51              14.20
8.001% - 8.500%                       223      24,542,992.70               7.46
8.501% - 9.000%                       180      19,414,489.34               5.90
9.001% - 9.500%                       105      10,815,937.43               3.29
9.501% - 10.000%                       79       7,134,782.50               2.17
10.001% - 10.500%                      43       3,539,219.21               1.08
10.501% - 11.000%                      25       1,897,580.62               0.58
11.001% - 11.500%                      16       1,510,707.91               0.46
11.501% - 12.000%                       9         472,797.13               0.14
12.501% - 13.000%                       4         244,875.80               0.07
13.001% - 13.500%                       2          75,362.72               0.02
13.501% - 14.000%                       1          24,565.94               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                            Next Loan Rate Adjustment

Next Loan Rate                  Number                        Percentage of the
Adjustment                    of Mortgage  Aggregate Current  Aggregate Current
(Month-Year)                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
April-05                               26      $2,405,423.39               0.73%
May-05                                 14       2,150,476.42               0.65
June-05                                29       2,517,352.64               0.77
July-05                                83       9,901,031.98               3.01
August-05                              31       3,645,357.51               1.11
September-05                           39       3,546,876.86               1.08
October-05                             19       1,804,196.09               0.55
November-05                            27       3,514,781.09               1.07
December-05                            23       2,339,518.03               0.71
January-06                             45       4,449,286.67               1.35
February-06                             8       1,035,041.67               0.31
March-06                               20       3,999,772.38               1.22
April-06                              132      14,119,544.75               4.29
May-06                                275      28,454,893.32               8.65
June-06                               180      21,913,486.81               6.66
July-06                                34       6,780,583.16               2.06
August-06                              28       6,346,542.75               1.93
September-06                          183      51,912,480.81              15.78
October-06                            172      38,094,720.93              11.58
November-06                           185      40,127,633.60              12.19
December-06                            95      23,164,474.52               7.04
January-07                             16       3,995,653.08               1.21
February-07                             1          45,888.67               0.01
March-07                                6         613,094.60               0.19
April-07                               27       1,860,692.93               0.57
May-07                                 47       3,193,677.68               0.97
June-07                                49       7,519,082.91               2.29
July-07                                 9       2,140,666.56               0.65
August-07                               7       1,819,977.40               0.55
September-07                           11       3,025,773.31               0.92
October-07                             18       3,779,594.19               1.15
November-07                            19       4,888,477.94               1.49
December-07                            33       8,840,750.61               2.69
January-08                              4         962,885.44               0.29
September-08                            1         216,000.00               0.07
October-08                              2         303,200.55               0.09
January-09                              2         671,106.92                0.2
February-09                             2         672,572.57                0.2
April-09                                3       1,281,467.24               0.39
May-09                                  1         333,700.00                0.1
June-09                                 4         974,499.00                0.3
July-09                                 2         402,529.33               0.12
August-09                              10       2,103,735.72               0.64
September-09                            8       2,828,727.40               0.86
October-09                              9       2,259,647.08               0.69
November-09                             7       1,690,928.23               0.51
December-09                             2         411,654.23               0.13
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                       $74,492,288.80
Number of Mortgage Loans                                             718
Average Current Principal Loan Balance                       $103,749.71      $9,106.00       $764,345.87
Average Original Principal Loan Balance                      $105,131.59     $10,000.00       $800,022.00
Weighted Average Current Combined Loan-to-Value Ratio              82.28%          8.40%           114.73%
Weighted Average Mortgage Loan Rate                                7.975%         3.750%           14.750%
Weighted Average Original Term to Maturity (months)                  315            120               360
Weighted Average Remaining Term to Maturity (months)                 303            106               358
(1) Weighted Average FICO Score                                      641            425               812

(1) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                Range      Principal Balance
---------------------------------------------   ------   ----------------------

Loan Type                                       Fixed                    100.00%
                                                ARMs                       0.00%

Lien                                            First                     80.76%
                                                Second                    19.24%

Balloon Loans                                                             14.32%
Interest Only Loans                                                        4.54%
FHA Insured Loans                                                          0.62%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    3.99%
Loans with Prepayment Penalties                                           54.75%

                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         237      $7,765,947.39              10.43%
$50,001 to $100,000                   245      17,585,881.95              23.61
$100,001 to $150,000                   97      11,960,512.48              16.06
$150,001 to $200,000                   49       8,472,308.93              11.37
$200,001 to $250,000                   22       4,855,313.38               6.52
$250,001 to $300,000                   29       7,945,620.15              10.67
$300,001 to $350,000                   13       4,088,242.17               5.49
$350,001 to $400,000                   12       4,484,845.41               6.02
$400,001 to $450,000                    4       1,696,986.26               2.28
$450,001 to $500,000                    4       1,913,558.43               2.57
$500,001 to $550,000                    2       1,089,735.12               1.46
$550,001 to $600,000                    1         570,369.72               0.77
$600,001 to $650,000                    1         622,920.60               0.84
$650,001 to $700,000                    1         675,700.94               0.91
$750,001 to $800,000                    1         764,345.87               1.03
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
421 to 440                              1        $100,861.13               0.14%
441 to 460                              2          61,764.06               0.08
461 to 480                             10         532,004.40               0.71
481 to 500                             17       1,479,506.02               1.99
501 to 520                             33       2,786,106.47               3.74
521 to 540                             31       2,757,579.41               3.70
541 to 560                             41       4,220,996.00               5.67
561 to 580                             42       4,427,892.67               5.94
581 to 600                             55       5,201,472.04               6.98
601 to 620                             54       4,568,974.64               6.13
621 to 640                             77       8,201,119.70              11.01
641 to 660                             95       9,976,210.66              13.39
661 to 680                             73       8,335,201.89              11.19
681 to 700                             53       5,704,300.52               7.66
701 to 720                             37       5,659,180.41               7.60
721 to 740                             39       4,043,363.60               5.43
741 to 760                             25       2,724,439.42               3.66
761 to 780                             20       2,065,973.84               2.77
781 to 800                             11       1,529,745.24               2.05
801 to 820                              2         115,596.68               0.16
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
109 to 120                              3        $168,435.93               0.23%
169 to 180                            263      16,169,677.60              21.71
229 to 240                             58       2,662,485.21               3.57
289 to 300                              4         205,634.68               0.28
301 to 312                              1         113,745.13               0.15
313 to 324                              3         456,970.79               0.61
325 to 336                              3         592,927.80               0.80
337 to 348                              3         334,303.30               0.45
349 to 360                            380      53,788,108.36              72.21
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
97 to 108                               6        $244,085.49               0.33%
109 to 120                             12         647,974.31               0.87
133 to 144                              1          39,572.77               0.05
145 to 156                              2          31,914.96               0.04
157 to 168                             69       5,616,479.37               7.54
169 to 180                            176       9,758,086.63              13.10
193 to 204                              1          57,462.98               0.08
205 to 216                              2          72,135.78               0.10
217 to 228                             28       1,576,096.10               2.12
229 to 240                             27         956,790.35               1.28
277 to 288                              5         223,418.73               0.30
289 to 300                             18       1,353,730.62               1.82
301 to 312                              4         491,054.61               0.66
313 to 324                              7       1,298,545.38               1.74
325 to 336                             11       1,661,566.49               2.23
337 to 348                            146      17,985,864.86              24.14
349 to 360                            203      32,477,509.37              43.60
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                         447     $46,821,680.75              62.85%
Manufactured Housing                  104       9,581,166.00              12.86
2-Family                               41       6,803,146.83               9.13
PUD                                    71       5,975,357.24               8.02
Condominium                            39       3,237,466.71               4.35
4-Family                               10       1,172,948.83               1.57
3-Family                                5         859,420.11               1.15
Townhouse                               1          41,102.33               0.06
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                               627     $66,236,180.67              88.92%
Investor                               80       6,845,530.23               9.19
Secondary                              11       1,410,577.90               1.89
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Purchase                              337     $34,248,841.82              45.98%
Equity Refinance                      324      31,904,971.54              42.83
Rate/Term Refinance                    57       8,338,475.44              11.19
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        1         $22,808.96               0.03%
4.501% to 5.000%                        1         127,628.87               0.17
5.001% to 5.500%                        7       2,931,661.57               3.94
5.501% to 6.000%                       27       4,528,671.26               6.08
6.001% to 6.500%                       40       7,593,322.26              10.19
6.501% to 7.000%                       69      11,332,128.48              15.21
7.001% to 7.500%                       72      10,657,182.00              14.31
7.501% to 8.000%                       83      10,772,448.31              14.46
8.001% to 8.500%                       53       5,171,693.30               6.94
8.501% to 9.000%                       47       3,714,839.37               4.99
9.001% to 9.500%                       40       2,913,490.15               3.91
9.501% to 10.000%                      66       3,864,688.58               5.19
10.001% to 10.500%                     43       2,672,057.36               3.59
10.501% to 11.000%                     65       3,530,663.18               4.74
11.001% to 11.500%                     22       1,184,109.12               1.59
11.501% to 12.000%                     39       1,753,933.14               2.35
12.001% to 12.500%                     13         544,900.96               0.73
12.501% to 13.000%                     14         615,715.12               0.83
13.001% to 13.500%                      8         323,064.61               0.43
13.501% to 14.000%                      7         203,224.98               0.27
14.501% to 15.000%                      1          34,057.22               0.05
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
0.01% to 10.00%                         1         $14,896.44               0.02%
10.01% to 20.00%                        1          49,163.23               0.07
20.01% to 30.00%                        2         308,086.36               0.41
30.01% to 40.00%                        3         340,554.52               0.46
40.01% to 50.00%                       13       1,609,659.11               2.16
50.01% to 60.00%                       18       2,083,947.47               2.80
60.01% to 70.00%                       55       7,629,288.09              10.24
70.01% to 80.00%                      156      24,178,546.36              32.46
80.01% to 90.00%                      159      15,767,713.53              21.17
90.01% to 100.00%                     301      21,945,289.92              29.46
100.01% to 110.00%                      7         465,818.00               0.63
110.01% to 120.00%                      2          99,325.77               0.13
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            141     $18,638,767.05              25.02%
New York                               44      10,007,430.34              13.43
Texas                                  61       6,342,406.55               8.51
Florida                                61       5,101,105.12               6.85
New Jersey                             25       2,533,174.29               3.40
Washington                             25       2,389,616.25               3.21
Maryland                               24       1,978,801.27               2.66
Pennsylvania                           21       1,688,785.41               2.27
Virginia                               15       1,472,392.81               1.98
Colorado                               18       1,456,601.19               1.96
Oregon                                 13       1,442,948.45               1.94
Arizona                                17       1,324,533.22               1.78
Nevada                                 13       1,323,622.71               1.78
Ohio                                   20       1,285,147.03               1.73
New Mexico                             13       1,240,732.93               1.67
Michigan                               18       1,221,492.07               1.64
Alabama                                18       1,132,345.87               1.52
North Carolina                         14       1,126,869.86               1.51
Illinois                               14       1,126,118.87               1.51
Massachusetts                           8       1,043,447.84               1.40
Hawaii                                  4       1,023,082.24               1.37
South Carolina                         14         946,790.98               1.27
Utah                                    9         825,447.37               1.11
Connecticut                             6         804,648.43               1.08
Tennessee                              15         796,851.13               1.07
Georgia                                14         756,457.11               1.02
Iowa                                    6         602,935.92               0.81
Indiana                                10         543,423.65               0.73
Kentucky                                5         500,526.36               0.67
Vermont                                 1         482,136.00               0.65
Montana                                 3         401,246.62               0.54
Wyoming                                 3         394,860.83               0.53
Oklahoma                                6         392,835.75               0.53
Missouri                                7         365,191.92               0.49
Minnesota                               6         360,179.94               0.48
Louisiana                               4         332,321.58               0.45
Arkansas                                5         315,852.92               0.42
Mississippi                             4         202,543.36               0.27
West Virginia                           2         121,259.49               0.16
Delaware                                1         115,990.04               0.16
District of Columbia                    2         115,913.41               0.16
Idaho                                   4          88,035.61               0.12
Nebraska                                2          79,878.62               0.11
New Hampshire                           1          26,224.82               0.04
Kansas                                  1          21,315.57               0.03
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                    458     $43,891,953.06              58.92%
Stated Income                         207      21,275,100.31              28.56
No Documentation                       27       4,628,862.70               6.21
Limited Documentation                  16       2,517,819.48               3.38
Alternate Documentation                 7       1,461,172.67               1.96
Streamlined Documentation               3         717,380.58               0.96
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                               718     $74,492,288.80             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               326     $33,704,784.34              45.25%
12 months                              29       3,083,820.30               4.14
24 months                              98       9,645,291.93              12.95
36 months                             241      24,643,946.94              33.08
60 months                              24       3,414,445.29               4.58
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                             BOND SUMMARY (to Call)

Class AV-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 16.30         2.01         1.32         1.00         0.81         0.68         0.48
Modified Duration                   12.36         1.90         1.27         0.97         0.79         0.66         0.47
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date    10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Payment Windows (mos.)           1 to 307      1 to 63      1 to 35      1 to 25      1 to 19      1 to 17      1 to 13

Class AV-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 27.28         8.65         5.53         2.84         1.91         1.55         1.14
Modified Duration                   18.06         7.40         4.97         2.67         1.83         1.49         1.10
First Principal Payment Date   10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         307 to 337    63 to 147     35 to 98     25 to 71     19 to 29     17 to 22     13 to 16

Class AF-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.75         2.09         1.35         1.00         0.78         0.64         0.45
Modified Duration                    9.54         1.97         1.30         0.97         0.76         0.62         0.44
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date     6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Payment Windows (mos.)           1 to 219      1 to 67      1 to 36      1 to 27      1 to 21      1 to 17      1 to 12

Class AF-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 19.77         9.37         5.69         3.00         2.06         1.65         1.16
Modified Duration                   12.67         7.35         4.85         2.72         1.92         1.55         1.10
First Principal Payment Date    6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Last Principal Payment Date     6/25/2026    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         219 to 255    67 to 147     36 to 98     27 to 71     21 to 29     17 to 22     12 to 16

Class AF-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 22.76        12.22         8.13         5.88         2.43         1.87         1.30
Modified Duration                   12.67         8.68         6.39         4.90         2.22         1.73         1.22
First Principal Payment Date    6/25/2026    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Last Principal Payment Date     9/25/2029    6/25/2017    5/25/2013    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Payment Windows (mos.)         255 to 294   147 to 147     98 to 98     71 to 71     29 to 30     22 to 23     16 to 16

Class AF-4
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.93         8.21         7.20         5.88         2.56         1.96         1.30
Modified Duration                    8.59         6.44         5.86         4.96         2.34         1.83         1.23
First Principal Payment Date    4/25/2008    4/25/2008   12/25/2008    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Last Principal Payment Date     7/25/2029    6/25/2017    5/25/2013    2/25/2011   11/25/2007    3/25/2007    7/25/2006
Payment Windows (mos.)          37 to 292    37 to 147     45 to 98     71 to 71     30 to 32     23 to 24     16 to 16

Class M-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.40         4.92         4.21         3.32         1.32
Modified Duration                   16.87         6.79         4.81         4.46         3.86         3.09         1.27
First Principal Payment Date   11/25/2026    1/25/2009    7/25/2008    1/25/2009   11/25/2007    3/25/2007    7/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     40 to 98     46 to 71     32 to 54     24 to 42     16 to 17

Class M-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.34         4.32         3.71         2.81         1.38
Modified Duration                   16.35         6.71         4.72         3.92         3.41         2.63         1.33
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    9/25/2008    6/25/2008    8/25/2007    8/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     38 to 98     42 to 71     39 to 54     29 to 42     17 to 17

Class M-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.33         4.22         3.53         2.68         1.38
Modified Duration                   16.26         6.69         4.70         3.83         3.25         2.51         1.33
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    8/25/2008    5/25/2008    7/25/2007    8/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     38 to 98     41 to 71     38 to 54     28 to 42     17 to 17

                           BOND SUMMARY (to Maturity)

Class AV-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 16.30         2.01         1.32         1.00         0.81         0.68         0.48
Modified Duration                   12.36         1.90         1.27         0.97         0.79         0.66         0.47
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date    10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Payment Windows (mos.)           1 to 307      1 to 63      1 to 35      1 to 25      1 to 19      1 to 17      1 to 13

Class AV-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 27.54         9.03         5.74         2.91         1.91         1.55         1.14
Modified Duration                   18.16         7.65         5.12         2.72         1.83         1.49         1.10
First Principal Payment Date   10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Last Principal Payment Date     8/25/2034   10/25/2022    7/25/2016    7/25/2012    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         307 to 353    63 to 211    35 to 136     25 to 88     19 to 29     17 to 22     13 to 16

Class AF-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.75         2.09         1.35         1.00         0.78         0.64         0.45
Modified Duration                    9.54         1.97         1.30         0.97         0.76         0.62         0.44
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date     6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Payment Windows (mos.)           1 to 219      1 to 67      1 to 36      1 to 27      1 to 21      1 to 17      1 to 12

Class AF-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 19.77         9.74         5.98         3.07         2.06         1.65         1.16
Modified Duration                   12.67         7.55         5.04         2.77         1.92         1.55         1.10
First Principal Payment Date    6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Last Principal Payment Date     6/25/2026    3/25/2020    6/25/2016    3/25/2012    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         219 to 255    67 to 180    36 to 135     27 to 84     21 to 29     17 to 22     12 to 16

Class AF-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 22.76        19.90        14.29        10.59         2.43         1.87         1.30
Modified Duration                   12.67        11.74         9.58         7.76         2.22         1.73         1.22
First Principal Payment Date    6/25/2026    3/25/2020    6/25/2016    3/25/2012    8/25/2007    1/25/2007    7/25/2006
Last Principal Payment Date     9/25/2029    5/25/2029    6/25/2023    3/25/2019    9/25/2007    2/25/2007    7/25/2006
Payment Windows (mos.)         255 to 294   180 to 290   135 to 219    84 to 168     29 to 30     22 to 23     16 to 16

Class AF-4
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.93         8.58         8.21         7.85         2.56         1.96         1.30
Modified Duration                    8.59         6.62         6.46         6.30         2.34         1.83         1.23
First Principal Payment Date    4/25/2008    4/25/2008   12/25/2008    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Last Principal Payment Date     7/25/2029    3/25/2029    4/25/2023    1/25/2019   11/25/2007    3/25/2007    7/25/2006
Payment Windows (mos.)          37 to 292    37 to 288    45 to 217    71 to 166     30 to 32     23 to 24     16 to 16

Class M-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.78         8.78         6.00         5.38         5.42         4.30         1.84
Modified Duration                   16.92         7.26         5.23         4.81         4.83         3.91         1.74
First Principal Payment Date   11/25/2026    1/25/2009    7/25/2008    1/25/2009   11/25/2007    3/25/2007    7/25/2006
Last Principal Payment Date     7/25/2034    5/25/2027    3/25/2021    6/25/2017    3/25/2016    1/25/2014    1/25/2011
Payment Windows (mos.)         260 to 352    46 to 266    40 to 192    46 to 147    32 to 132    24 to 106     16 to 70

Class M-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.77         8.71         5.89         4.74         4.04         3.07         2.09
Modified Duration                   16.40         7.13         5.10         4.24         3.67         2.85         1.98
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    9/25/2008    6/25/2008    8/25/2007   10/25/2006
Last Principal Payment Date     6/25/2034    3/25/2025    6/25/2019   10/25/2015    5/25/2013    9/25/2011    1/25/2009
Payment Windows (mos.)         260 to 351    46 to 240    38 to 171    42 to 127     39 to 98     29 to 78     19 to 46

Class M-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.77         8.65         5.83         4.60         3.82         2.92         1.63
Modified Duration                   16.30         7.08         5.05         4.11         3.49         2.71         1.55
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    8/25/2008    5/25/2008    7/25/2007    8/25/2006
Last Principal Payment Date     4/25/2034    7/25/2023    2/25/2018    9/25/2014    6/25/2012   12/25/2010    5/25/2008
Payment Windows (mos.)         260 to 349    46 to 220    38 to 155    41 to 114     38 to 87     28 to 69     17 to 38

                      Yield Maintenance Agreement Schedules

                               Group I Senior Certificates           Mezzanine Certificates
            Pay      Notional       Cap         Cap       Notional      Cap         Cap
Pay Date   Period    Schedule     Strike %   Ceiling %    Schedule    Strike %   Ceiling %
--------   ------   -----------   --------   ---------   ----------   --------   ---------
Apr 2005        1            --         --          --           --         --          --
May 2005        2   238,572,776       6.60        8.37   70,622,000       6.29        8.92
Jun 2005        3   231,335,149       6.38        8.37   70,622,000       6.07        8.92
Jul 2005        4   223,573,358       6.64        8.37   70,622,000       6.32        8.92
Aug 2005        5   215,331,010       6.49        8.37   70,622,000       6.15        8.92
Sep 2005        6   206,636,464       6.48        8.37   70,622,000       6.15        8.92
Oct 2005        7   197,958,367       6.71        8.37   70,622,000       6.38        8.92
Nov 2005        8   189,486,569       6.48        8.36   70,622,000       6.15        8.92
Dec 2005        9   181,236,184       6.70        8.36   70,622,000       6.38        8.92
Jan 2006       10   173,165,810       6.49        8.36   70,622,000       6.16        8.92
Feb 2006       11   165,363,287       6.52        8.36   70,622,000       6.18        8.92
Mar 2006       12   157,794,401       7.23        8.36   70,622,000       6.91        8.92
Apr 2006       13   150,443,048       6.51        8.35   70,622,000       6.18        8.92
May 2006       14   142,555,929       6.73        8.35   70,622,000       6.41        8.92
Jun 2006       15   134,849,953       6.72        8.35   70,622,000       6.35        8.92
Jul 2006       16   127,321,065       6.95        8.34   70,622,000       6.60        8.92
Aug 2006       17   117,233,933       6.74        8.34   70,622,000       6.38        8.92
Sep 2006       18   106,434,715       7.82        8.33   70,622,000       7.27        8.92
Oct 2006       19            --         --          --   70,622,000       8.09        8.92
Nov 2006       20            --         --          --   70,622,000       7.82        8.92
Dec 2006       21            --         --          --   70,622,000       8.23        8.92
Jan 2007       22            --         --          --   70,622,000       7.96        8.92
Feb 2007       23            --         --          --   70,622,000       7.99        8.92
Mar 2007       24            --         --          --   70,622,000       9.29        8.92
Apr 2007       25            --         --          --   70,622,000       8.51        8.92
May 2007       26            --         --          --   70,622,000       8.81        8.92
Jun 2007       27            --         --          --   70,622,000       8.61        8.92
Jul 2007       28            --         --          --   70,622,000       8.96        8.92
Aug 2007       29            --         --          --   70,622,000       8.67        8.92

                                 Rate Cap Table

                    Group I   Group I   Group I   Group II   Subordinate   Subordinate   Subordinate
            Pay      Rate      Rate      Rate       Rate        Rate          Rate          Rate
Pay Date   Period   Cap(1)    Cap(2)    Cap(3)     Cap(1)      Cap(1)        Cap(2)        Cap(3)
--------   ------   -------   -------   -------   --------   -----------   -----------   -----------
Apr 2005        1     11.22     11.22     11.22      12.44         11.44         11.44         11.44
May 2005        2      6.73      6.73      8.50       7.47          6.87          6.87          9.50
Jun 2005        3      6.51      6.51      8.50       7.23          6.64          6.65          9.50
Jul 2005        4      6.73      6.77      8.50       7.47          6.87          6.90          9.50
Aug 2005        5      6.51      6.62      8.50       7.23          6.65          6.73          9.50
Sep 2005        6      6.51      6.61      8.50       7.23          6.65          6.73          9.50
Oct 2005        7      6.73      6.84      8.50       7.47          6.87          6.96          9.50
Nov 2005        8      6.52      6.62      8.50       7.23          6.65          6.73          9.50
Dec 2005        9      6.74      6.84      8.50       7.47          6.87          6.96          9.50
Jan 2006       10      6.52      6.63      8.50       7.23          6.65          6.74          9.50
Feb 2006       11      6.52      6.66      8.50       7.23          6.65          6.76          9.50
Mar 2006       12      7.22      7.37      8.50       8.00          7.36          7.49          9.50
Apr 2006       13      6.52      6.66      8.50       7.23          6.65          6.76          9.50
May 2006       14      6.74      6.88      8.50       7.47          6.87          6.99          9.50
Jun 2006       15      6.66      6.87      8.50       7.23          6.77          6.93          9.50
Jul 2006       16      6.88      7.11      8.50       7.47          6.99          7.18          9.50
Aug 2006       17      6.65      6.90      8.50       7.23          6.76          6.96          9.50
Sep 2006       18      7.46      7.99      8.50       7.23          7.42          7.85          9.50
Oct 2006       19      8.28      8.94      8.94       7.47          8.13          8.67          9.50
Nov 2006       20      8.02      8.66      8.66       7.23          7.87          8.40          9.50
Dec 2006       21      8.32      9.11      9.11       7.47          8.17          8.81          9.50
Jan 2007       22      8.06      8.83      8.83       7.23          7.90          8.54          9.50
Feb 2007       23      8.07      8.87      8.87       7.23          7.91          8.57          9.50
Mar 2007       24      8.93     10.29     10.29       8.01          8.76          9.87          9.87
Apr 2007       25      8.07      9.51      9.51       7.23          7.91          9.09          9.50
May 2007       26      8.34      9.83      9.83       7.47          8.18          9.39          9.50
Jun 2007       27      8.07      9.63      9.63       7.23          7.91          9.19          9.50
Jul 2007       28      8.36     10.00     10.00       7.47          8.20          9.54          9.54
Aug 2007       29      8.11      9.70      9.70       7.23          7.94          9.25          9.50
Sep 2007       30      8.22     10.27     10.27       7.23          8.04          9.71          9.71
Oct 2007       31      8.50     10.85     10.85       7.47          8.31         10.22         10.22
Nov 2007       32      8.24     10.53     10.53       7.23          8.06          9.92          9.92
Dec 2007       33      8.59     11.08     11.08       7.47          8.38         10.42         10.42
Jan 2008       34      8.31     10.74     10.74       7.23          8.11         10.10         10.10
Feb 2008       35      8.31     10.76     10.76       7.23          8.11         10.11         10.11
Mar 2008       36      8.88     12.02     12.02       7.73          8.67         11.23         11.23
Apr 2008       37      8.31     11.45     11.45       7.23          8.11         10.67         10.67
May 2008       38      8.59     11.85     11.85       7.47          8.38         11.04         11.04
Jun 2008       39      8.31     11.61     11.61       7.23          8.11         10.80         10.80
Jul 2008       40      8.59     12.02     12.02       7.47          8.38         11.18         11.18
Aug 2008       41      8.31     11.64     11.64       7.23          8.11         10.83         10.83
Sep 2008       42      8.31     11.87     11.87       7.23          8.11         11.02         11.02
Oct 2008       43      8.59     12.32     12.32       7.47          8.39         11.44         11.44
Nov 2008       44      8.31     11.94     11.94       7.23          8.12         11.09         11.09
Dec 2008       45      8.59     12.36     12.36       7.48          8.39         11.48         11.48
Jan 2009       46      8.31     11.98     11.98       7.23          8.12         11.13         11.13
Jan 2009       47      8.31     12.02     12.02       7.23          8.12         11.17         11.17
Feb 2009       48      9.21     13.37     13.37       8.01          8.99         12.42         12.42
Mar 2009       49      8.31     12.08     12.08       7.23          8.13         11.23         11.23
Apr 2009       50      8.60     12.50     12.50       7.48          8.40         11.63         11.63
May 2009       51      8.32     12.14     12.14       7.24          8.13         11.30         11.30
Jun 2009       52      8.60     12.57     12.57       7.48          8.41         11.71         11.71
Jul 2009       53      8.33     12.21     12.21       7.24          8.15         11.38         11.38
Aug 2009       54      8.33     12.24     12.24       7.24          8.15         11.42         11.42
Sep 2009       55      8.62     12.67     12.67       7.48          8.44         11.83         11.83
Oct 2009       56      8.37     12.30     12.30       7.24          8.19         11.50         11.50
Nov 2009       57      8.66     12.72     12.72       7.48          8.48         11.91         11.91
Dec 2009       58      8.38     12.31     12.31       7.24          8.21         11.55         11.55
Jan 2010       59      8.38     12.31     12.31       7.24          8.21         11.57         11.57
Feb 2010       60      9.28     13.63     13.63       8.01          9.10         12.84         12.84
Mar 2010       61      8.38     12.32     12.32       7.24          8.22         11.62         11.62
Apr 2010       62      8.66     12.74     12.74       7.48          8.51         12.05         12.05
May 2010       63      8.38     12.33     12.33       7.24          8.24         11.70         11.70
Jun 2010       64      8.66     12.75     12.75       7.48          8.52         12.12         12.12
Jul 2010       65      8.38     12.34     12.34       7.24          8.25         11.77         11.77
Aug 2010       66      8.38     12.34     12.34       7.24          8.26         11.81         11.81
Sep 2010       67      8.66     12.76     12.76       7.48          8.55         12.26         12.26
Oct 2010       68      8.38     12.36     12.36       7.24          8.28         11.92         11.92
Nov 2010       69      8.66     12.77     12.77       7.48          8.57         12.38         12.38
Dec 2010       70      8.38     12.36     12.36       7.24          8.31         12.04         12.04
Jan 2011       71      8.38     12.37     12.37       7.24          8.32         12.11         12.11

(1) Assumes that the 1 month LIBOR, 6 month LIBOR, and 1 year LIBOR remain at 2.8500%, 3.3675% and 3.8100% respectively and the cashflows are run at the pricing speed to call.

(2) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00%.

(3) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the related Yield Maintenance Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                      [LOGO] C-BASS(SM)
                             CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC

                      Banc of America Securities [LOGO](TM)

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$371,268,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2005-CB2

Offered Certificates: AV-1, AV-2, AF-1, AF-2, AF-3, AF-4, M-1, M-2 & M-3

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer

March 28, 2005

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

C-BASS Mortgage Loan Asset-Backed            [LOGO] C-BASS(SM)
Certificates, Series 2005-CB2                       CREDIT-BASED ASSET SERVICING
$371,268,000 (approximate)                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB2

                                Certificates (1)
--------------------------------------------------------------------------------

                                                                          Expected    Expected Final
                                                                         Principal      Scheduled
                 Expected                        Class /     Expected      Window      Distribution          Expected Ratings
                Approximate           Interest  Principal   WAL (yrs)      (mos)         Date(5)       -----------------------------
    Class         Size(2)     Group     Type      Type      (Call/Mat)   (Call/Mat)     (Call/Mat)     Moody's  S&P   Fitch  DBRS(8)
-------------   -----------   ------  --------  ---------   ----------  ------------  --------------   -------  ----  -----  -------
AV-1(3)(4)(6)   191,368,000     I      Float     Sr/Seq     1.00/1.00    1-25/1-25    Apr-07/Apr-07      Aaa    AAA    AAA     AAA
AV-2(3)(4)(6)    53,781,000     I      Float     Sr/Seq     2.84/2.91   25-71/25-88   Feb-11/Jul-12      Aaa    AAA    AAA     AAA
 AF-1(3)(4)      33,238,000     II     Float     Sr/Seq     1.00/1.00    1-27/1-27    Jun-07/Jun-07      Aaa    AAA    AAA     AAA
 AF-2(3)(4)       9,481,000     II     Fixed     Sr/Seq     3.00/3.07   27-71/27-84   Feb-11/Mar-12      Aaa    AAA    AAA     AAA
 AF-3(3)(4)       7,228,000     II     Fixed     Sr/Seq     5.88/10.59  71-71/84-168  Feb-11/Mar-19      Aaa    AAA    AAA     AAA
 AF-4(3)(4)       5,550,000     II     Fixed     Sr/NAS     5.88/7.85   71-71/71-166  Feb-11/Jan-19      Aaa    AAA    AAA     AAA
  M-1(3)(4)      45,400,000   I & II   Float       Mez      4.92/5.38   46-71/46-147  Feb-11/Jun-17      Aa2     AA    AA      AA
  M-2(3)(4)      19,169,000   I & II   Float       Mez      4.32/4.74   42-71/42-127  Feb-11/Oct-15      A2      A      A       A
  M-3(3)(4)       6,053,000   I & II   Float       Mez      4.22/4.60   41-71/41-114  Feb-11/Sep-14      A3      A-    A-     A(l)
B-1(3)(4)(7)      5,650,000   I & II   Float       Sub                Not Offered Hereby                Baa1    BBB+  BBB+   BBB(h)
B-2(3)(4)(7)      3,430,000   I & II   Float       Sub                Not Offered Hereby                Baa2    BBB    BBB     BBB
B-3(3)(4)(7)      4,843,000   I & II   Float       Sub                Not Offered Hereby                Baa3    BBB-  BBB-   BBB(l)
B-4(3)(4)(7)      4,843,000   I & II   Fixed       Sub                Not Offered Hereby                 Ba1    BB+    BB+    BB(h)
B-5(3)(4)(7)      4,439,000   I & II   Fixed       Sub                Not Offered Hereby                 Ba2     BB    BB      BB

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2 and Class AF-1 Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on March 1, 2005.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) The pass-through rate on the Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1, Class AV-2 and Class AF-1 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

(4)   The Certificates will be subject to the Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class AV-1 and Class AV-2 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

                                  Pricing Speed
--------------------------------------------------------------------------------

Fixed Mortgage Loans:         The Pricing Speed for the fixed rate Mortgage
                              Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23% CPR thereafter).

Adjustable Mortgage
Loans: The Pricing Speed for the adjustable rate Mortgage Loans is 100% PPC (assumes that prepayments start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).

                           Summary of Important Dates
--------------------------------------------------------------------------------

Deal Information                          Collateral Information
Expected Pricing     Week of March 28th   Collateral Selection Date   03/17/2005
Expected Closing     04/07/2005           Cut-off Date                03/01/2005
First Distribution   04/25/2005           Next Payment                04/01/2005
Expected Stepdown    04/25/2008

Bond Information

                                                      Expected
                     Initial   Interest            Final Scheduled      REMIC
                     Accrual   Accrual    Delay   Distribution Date    Maturity
Class   Dated Date    Days*     Method    Days      (Call/Mat) **      Date ***
-----   ----------   -------   --------   -----   -----------------   ----------
AV-1    04/07/2005         0   Act/360        0     Apr-07/Apr-07     02/25/2035
AV-2    04/07/2005         0   Act/360        0     Feb-11/Jul-12     02/25/2035
AF-1    04/07/2005         0   Act/360        0     Jun-07/Jun-07     02/25/2035
AF-2    03/01/2005        36    30/360       24     Feb-11/Mar-12     02/25/2035
AF-3    03/01/2005        36    30/360       24     Feb-11/Mar-19     02/25/2035
AF-4    03/01/2005        36    30/360       24     Feb-11/Jan-19     02/25/2035
 M-1    04/07/2005         0   Act/360        0     Feb-11/Jun-17     02/25/2035
 M-2    04/07/2005         0   Act/360        0     Feb-11/Oct-15     02/25/2035
 M-3    04/07/2005         0   Act/360        0     Feb-11/Sep-14     02/25/2035
 B-1                                 Not Offered Hereby
 B-2                                 Not Offered Hereby
 B-3                                 Not Offered Hereby
 B-4                                 Not Offered Hereby
 B-5                                 Not Offered Hereby

* See footnote (1) on page 2.

** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.

                                    Contacts
--------------------------------------------------------------------------------

Banc of America Securities LLC

Mortgage Trading/Syndicate
Rob Karr                         (212) 847-5095   robert.h.karr@bankofamerica.com
Pat Beranek                      (212) 847-5095   patrick.beranek@bankofamerica.com
Charlene Balfour                 (212) 847-5095   charlene.c.balfour@bankofamerica.com

Global ABS Group                                  Fax: (704) 388-9668
Daniel Stercay                   (704) 388-8686   daniel.j.stercay@bankofamerica.com
Juanita Deane-Warner             (704) 683-5445   juanita.l.deane-warner@bankofamerica.com
Niki Hogue                       (704) 387-1853   nikole.hogue@bankofamerica.com
Jorge Panduro                    (704) 386-0902   jorge.a.panduro@bankofamerica.com

Rating Agencies
Navneet Agarwal - Moody's        (212) 553-3674   navneet.agarwal@moodys.com
Cooper Kramer - Fitch            (212) 908-0670   cooper.kramer@fitchratings.com
Kanika Bansal - S&P              (212) 438-1292   kanika_bansal@sandp.com
Quincy Tang - DBRS               (212) 635-3410   qtang@dbrs.com

                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:          C-BASS Mortgage Loan Asset-Backed Certificates,
                              Series 2005-CB2.

Senior Certificates:          The Class AV-1, Class AV-2, Class AF-1, Class
                              AF-2, Class AF-3 and Class AF-4 Certificates.

Mezzanine Certificates:       The Class M-1, Class M-2 and Class M-3
                              Certificates.

Subordinate
Certificates:                 The Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates. The Subordinate
                              Certificates will be privately placed and will not be offered pursuant to the prospectus.

Offered Certificates:         The Senior Certificates and the Mezzanine
                              Certificates.

Certificates:                 The Offered Certificates and the Subordinate
                              Certificates.

Floating Rate
Certificates:                 The Class AV-1, Class AV-2, Class AF-1, Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Certificates.

Fixed Rate Certificates:      The Class AF-2, Class AF-3, Class AF-4, Class B-4
                              and Class B-5 Certificates.

Group I Senior
Certificates:                 The Class AV-1 and Class AV-2 Certificates.

Group II Senior
Certificates:                 The Class AF-1, Class AF-2, Class AF-3 and Class
                              AF-4 Certificates.

Lead Manager:                 Banc of America Securities LLC.

Co-Manager:                   Citigroup Global Markets, Inc.

Depositor:                    Asset Backed Funding Corporation.

Servicer:                     Litton Loan Servicing LP, a subsidiary of the
                              Seller.

Seller:                       Credit-Based Asset Servicing and Securitization
                              LLC ("C-BASS").

Trustee:                      J.P. Morgan Chase Bank.

Custodian:                    The Bank of New York.

Rating Agencies:              Moody's Investors Service ("Moody's"), Standard &
                              Poor's ("S&P"), Fitch Ratings ("Fitch"), Dominion
                              Bond Rating Service, Inc ("DBRS")

Cut-off Date:                 The close of business on March 1, 2005.

Closing Date:                 On or about April 7, 2005

Distribution Dates:           Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2005.

Payment Delay:                With respect to the Group I Senior Certificates,
                              the Class AF-1 Certificates, the Mezzanine and
                              Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), 0 days. With respect to the Group II Senior Certificates (other than
                              Class AF-1 Certificates) and Class B-4 and Class
                              B-5 Certificates, 24 days.

Day Count:                    With respect to the Group I Senior Certificates,
                              the Class AF-1 Certificates, the Mezzanine and
                              Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), Actual/360. With respect to the Group II Senior Certificates (other than Class AF-1 Certificates) and Class B-4 and
                              Class B-5 Certificates, 30/360.

Servicing Fee:                0.50% per annum.

Trustee Fee:                  0.01% per annum.

Optional Termination
Date: Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

Denomination:                 $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:            The Senior Certificates are expected to be
                              eligible for purchase by employee benefit plans and other plans or arrangements subject to ERISA or to Section 4975 of the Code subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA Eligibility:            The Offered Certificates will not be SMMEA
                              eligible.

Tax Status:                   The Offered Certificates will be designated as
                              regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer
Advances:                     The Servicer is required to advance at least one
                              business day prior to each Distribution Date scheduled principal and interest payments (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until it deems such advances to be non-recoverable. The Servicer will make only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan, will not make any advances of principal on REO properties and is not required to make any advances of principal on second lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil
                              Relief Act (the "Relief Act") or any similar state laws.

Mortgage Loans:               As of the Collateral Selection Date, 2,666
                              adjustable rate and fixed rate, closed-end mortgage loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties with an aggregate principal balance as of the Cut-off Date of $403,551,747.77. References to percentages or balances herein are with respect to the Collateral
                              Selection Date Mortgage Loans and are based on the aggregate principal balance of such Mortgage Loans on the Cut-off Date. For the purpose of calculating interest and principal on the Senior
                              Certificates, the Mortgage Loans have been divided into two loan groups:

                              o     Group I Mortgage Loans will consist of
                                    approximately 1,948 conforming and
                                    non-conforming adjustable rate Mortgage
                                    Loans with an aggregate principal balance of $329,059,458.97.

                              o Group II Mortgage Loans will consist of approximately 718 conforming and non-conforming fixed rate Mortgage Loans with an aggregate principal balance of $74,492,288.80.

Realized Losses:              Losses resulting from the liquidation of defaulted
                              mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the Overcollateralization Amount. If there is no excess interest and no Overcollateralization
                              Amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate
                              Certificates in reverse order of seniority as follows: to the Class B-5, Class B-4, Class B-3,
                              Class B-2, Class B-1, Class M-3, Class M-2 and
                              Class M-1 Certificates in that order. Realized
                              Losses will not be allocated to the Senior
                              Certificates.

Special Hazard Losses:        Special Hazard Losses are generally Realized
                              Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                              Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan or (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Senior
                              Certificates), pro rata, based on their respective certificate principal balances.

                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:           Credit enhancement for the structure is provided
                              by Excess Interest, Overcollateralization and
                              Subordination.

                              Certificate Credit Enhancement

                              (1) The Senior Certificates are enhanced by Excess Interest, approximately 23.25% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (2) The Class M-1 Certificates are enhanced by Excess Interest, approximately 12.00% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (3) The Class M-2 Certificates are enhanced by Excess Interest, approximately 7.25% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (4) The Class M-3 Certificates are enhanced by Excess Interest, approximately 5.75% in Subordinate Certificates, and the Overcollateralization Amount.

                              (5) The Class B-1 Certificates are enhanced by Excess Interest, approximately 4.35% in Subordinate Certificates, and the Overcollateralization Amount.

                              (6) The Class B-2 Certificates are enhanced by Excess Interest, approximately 3.50% in Subordinate Certificates, and the Overcollateralization Amount.

                              (7) The Class B-3 Certificates are enhanced by Excess Interest, approximately 2.30% in Subordinate Certificates, and the Overcollateralization Amount.

                              (8) The Class B-4 Certificates are enhanced by Excess Interest, approximately 1.10% in Subordinate Certificates, and the Overcollateralization Amount.

                              (9) The Class B-5 Certificates are enhanced by Excess Interest and the
                                    Overcollateralization Amount.

Expected Target
Overcollateralization
Amount: Prior to the Stepdown Date, 2.25% of the aggregate initial principal balance of the Mortgage Loans. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 2.25% of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (x) 4.50% of the aggregate current principal balance of the Mortgage Loans and (y) 0.50% of the aggregate initial principal balance of the Mortgage Loans. If a Trigger Event is in effect, the Target Overcollateralization Amount will be the Target Overcollateralization Amount from the previous period.

Overcollateralization
Floor:                        For any Distribution Date, the
                              Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Overcollateralization
Amount:                       On any Distribution Date, the excess, if any, of
                              (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate certificate principal balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution
                              Date).

Overcollateralization
Deficiency:                   On any Distribution Date, the excess, if any, of
                              (x) the Target Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution
                              Date, calculated for this purpose after taking into account the reduction on such Distribution
                              Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

Overcollateralization
Release Amount:               On any Distribution Date, on or after the Stepdown
                              Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target
                              Overcollateralization Amount for such Distribution
                              Date. With respect to any Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release
                              Amount will be zero.

Senior Enhancement
Percentage:                   On any Distribution Date, is the percentage
                              obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Stepdown Date:                The later to occur of (x) the earlier to occur of
                              (a) the Distribution Date in April 2008 and (b) the Distribution Date on which the aggregate certificate principal balance of the Senior
                              Certificates is reduced to zero, and (y) the first
                              Distribution Date on which the Senior Enhancement
                              Percentage is greater than or equal to 51.00%.

Expected Credit Support
Percentage:                                 Initial                After
                              Class      Credit Support       Stepdown Support
                              -----      --------------       ----------------
                              Senior              25.50%                 51.00%
                               M-1                14.25%                 28.50%
                               M-2                 9.50%                 19.00%
                               M-3                 8.00%                 16.00%
                               B-1                 6.60%                 13.20%
                               B-2                 5.75%                 11.50%
                               B-3                 4.55%                  9.10%
                               B-4                 3.35%                  6.70%
                               B-5                 2.25%                  4.50%

                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                Is in effect on a Distribution Date if any one of
                              the following conditions exist as of the last day of the related collection period:

                              i.    The "Rolling Six Month 60+ Delinquency
                                    Percentage" equals or exceeds 32% of the Senior Enhancement Percentage; or

                              ii. The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such related collection period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                                          Cumulative Realized
                                 Distribution Dates         Loss Percentage
                              -------------------------   -------------------
                               April 2007 - March 2008          [1.40%]
                               April 2008 - March 2009          [3.20%]
                               April 2009 - March 2010          [5.00%]
                               April 2010 - March 2011          [6.45%]
                               April 2011 - March 2012          [7.25%]
                              April 2012 and thereafter         [7.30%]

60+ Day Delinquent Loan:      Each Mortgage Loan with respect to which any
                              portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month 60+
Day Delinquent
Percentage:                   With respect to any Distribution Date, the average
                              of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                              Balance of Mortgage Loans that are 60+ Day
                              Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:            On each Distribution Date prior to and including
                              the Optional Termination Date, the Pass-Through
                              Rate for the Certificates is as follows:

                              The Pass-Through Rate for the Floating Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the sum of (x) one-month LIBOR as determined for the related period and (y) the related certificate margin for the applicable class,

                              (ii)  the applicable Rate Cap for such
                                    Distribution Date, and

                              (iii) the applicable Maximum Rate Cap for such
                                    Distribution Date.

                              The Pass-Through Rate for the Fixed Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the certificate coupon for such Distribution Date, and

                              (ii)  the applicable Rate Cap for such
                                    Distribution Date.

                              On each Distribution Date after the Optional
                              Termination Date, the certificate margins for the Class AV-1, Class AV-2 and Class AF-1 Certificates will be equal to 2 times their respective initial margins and for the Mezzanine and Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), the related certificate margins will be 1.5 times their respective initial margins.

                              On the Distribution Date after the Optional
                              Termination Date, the coupon on the Fixed Rate Certificates will increase by 0.50% per annum.

Interest Accrual:             Interest will accrue on the Certificates at the
                              applicable Pass-Through Rate.

                              o Interest on the Floating Rate Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

                              o Interest on the Fixed Rate Certificates will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

Group I Rate Cap:             The Group I Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group I Mortgage Interest Rates
                              (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Group I Maximum Rate
Cap: The Group I Maximum Rate Cap for any Distribution Date will be a per annum rate equal to the weighted average of the Group I Maximum Mortgage Interest Rates (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the related Group I Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period).

Group II Rate Cap:            The Group II Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group II Mortgage Interest Rates
                              (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group II Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period with respect to the Class AF-1
                              Certificates).

Subordinate Rate Cap:         The Subordinate Rate Cap will equal the weighted
                              average of the Group I Rate Cap and the Group II
                              Rate Cap (expressed on the basis of an assumed
                              360-day year and the actual number of days elapsed during the related accrual period with respect to the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B3 Certificates), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Pool Maximum Cap:             The Pool Maximum Rate Cap will equal the weighted
                              average of the Group I Maximum Rate Cap and the Group II Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the accrual period with respect to the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B3 Certificates), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Rate Cap:                     For the Class AV-1 and Class AV-2 Certificates,
                              the Group I Rate Cap. For the Class AF-1, Class
                              AF-2, Class AF-3 and Class AF-4 Certificates, the
                              Group II Rate Cap. For each of the Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2, Class
                              B-3, Class B-4 and Class B-5 Certificates, the
                              Subordinate Rate Cap.

Maximum Rate Cap:             For the Class AV-1 and Class AV-2 Certificates,
                              the Group I Maximum Rate Cap. For each of the
                              Class M-1, Class M-2, Class M-3, Class B-1, Class
                              B-2, Class B-3, Class B-4 and Class B-5
                              Certificates, the Pool Maximum Cap.

Group I Group
Subordinate Amount:           The excess of the aggregate principal amount of
                              the Group I Mortgage Loans over the aggregate certificate principal balance of the Group I
                              Senior Certificates, as of the last day of the prior collection period.

Group II Group
Subordinate Amount:           The excess of the aggregate principal amount of
                              the Group II Mortgage Loans over the aggregate certificate principal balance of the Group II
                              Senior Certificates, as of the last day of the prior collection period.

Accrued Certificate
Interest:                     For each class of the Certificates and for each
                              Distribution Date, an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Interest Carry Forward
Amount: As of any Distribution Date, the sum of: (x) the excess, if any, of (a) the Accrued Certificate Interest, as the case may be, and any Interest Carry Forward Amount for the prior Distribution Date, over (b) the amount in respect of interest actually distributed on such class on such prior Distribution Date; and (y) interest on such excess at the applicable Pass-Through Rate on the basis of the related accrual method.

Rate Cap Carryover
Amount: If on any Distribution Date, the Pass-Through Rate for the Certificates is based on the Rate Cap, the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date if the Pass-Through Rate had not been so limited by the Rate Cap, up to but not exceeding the Maximum Rate Cap, if applicable, over (y) the amount of interest such class of certificates received on such Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such class).

Monthly Excess Interest
Amount: The sum of excess interest collections for a collection period which are not used to pay interest on the Certificates.

Yield Maintenance
Agreements:                   On the Closing Date, the Trust will enter into two
                              Yield Maintenance Agreements to make payments in respect of any related Rate Cap Carryover Amount on the Group I Senior Certificates and Mezzanine
                              Certificates, to the extent necessary on the Distribution Dates occurring from May 2005 to
                              September 2006 and May 2005 to August 2007 respectively. On each Distribution Date, the counterparty to the related Yield Maintenance
                              Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum rate specified on the related Yield
                              Maintenance Agreement Schedule over (ii) the strike price for such Distribution Date specified on the related Yield Maintenance Agreement
                              Schedule, accrued during the interest accrual period for the Group I Senior Certificates and Mezzanine Certificates and (b) the notional balance for such Distribution Date specified on the related Yield Maintenance Agreement Schedule and (c) the actual number of days in the related interest accrual period divided by 360.

                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of
Distributions -
Interest:                     Distributions of interest to the Certificates will
                              be made from the interest remittance amount from the related groups of Mortgage Loans as follows:

                              (A) From the interest remittance amount related to the Group I Mortgage Loans:

                                    (i)      to the Trustee, the related Trustee
                                             Fee;

                                    (ii)     pro rata, to the Class AV-1 and
                                             Class AV-2 Certificates, the
                                             applicable Accrued Certificate
                                             Interest thereon for such
                                             Distribution Date;

                                    (iii)    pro rata, to the Class AV-1 and
                                             Class AV-2, the applicable Interest
                                             Carry Forward Amount thereon for
                                             such Distribution Date; and

                                    (iv)     pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Accrued Certificate Interest and
                                             Interest Carry Forward Amount
                                             thereon for such Distribution Date
                                             to the extent not covered by
                                             clauses B (ii) and B (iii) below;

                              (B) From the interest remittance amount related to the Group II Mortgage Loans:

                                    (i)      to the Trustee, the related Trustee
                                             Fee;

                                    (ii)     pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iii)    pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Interest Carry Forward Amount
                                             thereon for such Distribution Date;
                                             and

                                    (iv)     pro rata, to the Class AV-1 and
                                             Class AV-2 Certificates, the
                                             applicable Accrued Certificate
                                             Interest and Interest Carry Forward
                                             Amounts thereon for such
                                             Distribution Date to the extent not
                                             covered by clauses A (ii) and A
                                             (iii) above;

                              (C)   From the interest remittance amounts
                                    remaining after application of clauses A and B above:

                                    (i)      to the Class M-1 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (ii)     to the Class M-2 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iii)    to the Class M-3 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iv)     to the Class B-1 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (v)      to the Class B-2 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (vi)     to the Class B-3 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (vii)    to the Class B-4 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;
                                             and

                                    (viii)   to the Class B-5 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;
                                             and

                                    (ix)     the amount, if any, remaining will
                                             be distributed as the Excess
                                             Cashflow.

                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                              (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the insurance proceeds and liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period,
                              (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received during the related Prepayment Period, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution
Amount: The sum of (i) the Principal Remittance Amount, less the Overcollateralization Release Amount, if any, and (ii) the lesser of (a) the Monthly Excess Interest Amount for such Distribution Date and (b) the amount, if any, by which the Target Overcollateralization Amount exceeds the Overcollateralization Amount for such Distribution Date.

Senior Principal
Distribution Amount:          As of any Distribution Date prior to the Stepdown
                              Date and on any Distribution Date thereafter on which the Trigger Event is in effect, the related
                              Senior Principal Distribution Amount will equal
                              100% of the Principal Distribution Amount.

                              As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 49.00% and (ii) the aggregate principal of the Mortgage Loans as of the last day of the related Collection Period and
                              (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

Group I Senior Principal
Allocation Percentage:        With respect to any Distribution Date, the
                              percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group I Mortgage Loans for such Distribution Date, and the denominator of which is
                              (y) the Principal Remittance Amount for such
                              Distribution Date.

Group I Senior Principal
Distribution Amount:          With respect to any Distribution Date, the product
                              of (x) the Group I Senior Principal Allocation
                              Percentage and (y) the Senior Principal
                              Distribution Amount.

Group II Senior
Principal Allocation
Percentage:                   With respect to any Distribution Date, the
                              percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group II Mortgage Loans for such Distribution Date, and the denominator of which is
                              (y) the Principal Remittance Amount for such
                              Distribution Date.

Group II Senior
Principal Distribution
Amount: With respect to any Distribution Date, the product of (x) the Group II Senior Principal Allocation Percentage and (y) the Senior Principal Distribution Amount.

Class AF-4 Lockout
Distribution Amount:          With respect to any Distribution Date, the product
                              of (x) the Class AF-4 Lockout Distribution
                              Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4
                              Pro Rata Distribution Amount for that Distribution
                              Date. In no event shall the Class AF-4 Lockout
                              Distribution Amount for a Distribution Date exceed the Group II Senior Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

Class AF-4 Pro Rata
Distribution Amount:          With respect to any Distribution Date, an amount
                              equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Senior
                              Certificates immediately prior to that
                              Distribution Date and (y) the Group II Senior
                              Principal Distribution Amount for that
                              Distribution Date.

Class AF-4 Lockout
Distribution Percentage:      The Class AF-4 Lockout Distribution Percentage is
                              assigned as follows:

                              (i)   Between April 2005 and March 2008: 0%;

                              (ii)  Between April 2008 and March 2010: 45%;

                              (iii) Between April 2010 and March 2011: 80%;

                              (iv)  Between April 2011 and March 2012: 100%;

                              (v)   April 2012 and thereafter: 300%.

Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution
                              Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 71.50% and (y) the aggregate principal balance of the Mortgage
                              Loans on the last day of the related Collection
                              Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding;
                              100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and Class M-1
                              Principal Distribution Amount on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class M-2
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 81.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates and the Class
                              M-1 and Class M-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1 and Class
                              M-2 Certificates after distribution of the Senior
                              Principal Distribution Amount, the Class M-1 and
                              Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 84.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2 and Class M-3
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and the Class M-1, Class M-2 and
                              Class M-3 Certificates have been reduced to zero;
                              (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2 and the Class M-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3 Principal
                              Distribution Amounts on the related Distribution
                              Date and (b) the outstanding certificate principal balance of the Class B-1 Certificates over (ii) the lesser of (A) the product of (x) approximately
                              86.80% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                              Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class B-1
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and Class M-1, Class M-2, Class M-3 and Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2,
                              Class M-3 and Class B-1 Certificates after distribution of the Senior Principal Distribution
                              Amount and the Class M-1, Class M-2, Class M-3 and
                              Class B-1 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-2
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 88.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1 and
                              Class B-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and the Class M-1, Class M-2, Class
                              M-3, Class B-1 and Class B-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1 and Class B-2
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and the Class M-1,
                              Class M-2, Class M-3, Class B-1 and Class B-2
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-3
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 90.90% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-4 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B-3 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2,
                              Class M-3, Class B-1, Class B-2 and Class B-3
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and the Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-4
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 93.30% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-5 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2, Class B-3 and Class B-4 Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1, Class B-2,
                              Class B-3 and Class B-4 Certificates after distribution of the Senior Principal Distribution
                              Amount and the Class M-1, Class M-2, Class M-3,
                              Class B-1, Class B-2, Class B-3 and Class B-4
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-5
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 95.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              Monthly Excess Interest Amount for such
                              Distribution Date and (y) the
                              Overcollateralization Deficiency for such
                              Distribution Date.

Priority of
Distributions -
Principal:                    With respect to each Distribution Date (a) before
                              the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                              first, concurrently, as follows:

                              (i)   to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group I
                                    Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              (ii) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balance thereof has beeen reduced to zero.

                              second, concurrently, as follows:

                              (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has beeen reduced to zero; and

                              (i)   to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group II
                                    Senior Principal Distribution Amount
                                    remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

                              third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fifth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              sixth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              seventh, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              eighth, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              ninth, to the Class B-4 Certificates, until the certificate principal balance thereof has been reduced to zero tenth, to the Class B-5 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              eleventh, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.

                              With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                              first, concurrently, as follows:

                              (iii) to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group I
                                    Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              (iv) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balance thereof has beeen reduced to zero.

                              second, concurrently, as follows:

                              (ii) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has beeen reduced to zero; and

                              (iii) to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group II
                                    Senior Principal Distribution Amount
                                    remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

                              third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              sixth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              seventh, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              eighth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              ninth, to the Class B-4 Certificates, the Class B-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              tenth, to the Class B-5 Certificates, the Class B-5 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero.

                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:              On any Distribution Date, the sum of the Monthly
                              Excess Interest Amount, the Overcollateralization
                              Release Amount and any portion of the Principal
                              Distribution Amount (without duplication) remaining after principal distributions on the Senior, Mezzanine and Subordinate Certificates will be applied in the following order of priority:

                              (i) to fund any remaining applicable Accrued Certificate Interest for such
                                       Distribution Date, pro rata, among the
                                       Senior Certificates;

                              (ii) to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;

                              (iii) to fund the Extra Principal Distribution Amount for such Distribution Date;

                              (iv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

                              (v) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

                              (vi) to fund the related Class M-1 realized loss amortization amount for such Distribution Date;

                              (vii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-2 Certificates;

                              (viii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

                              (ix)     to fund the Class M-2 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (x) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-3 Certificates;

                              (xi) to fund the Interest Carry Forward Amount for the Class M-3 Certificates, if any;

                              (xii)    to fund the Class M-3 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xiii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;

                              (xiv) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

                              (xv)     to fund the Class B-1 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xvi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-2 Certificates;

                              (xvii) to fund the Interest Carry Forward Amount for the Class B-2 Certificates, if any;

                              (xviii)  to fund the Class B-2 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xix) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-3 Certificates;

                              (xx) to fund the Interest Carry Forward Amount for the Class B-3 Certificates, if any;

                              (xxi)    to fund the Class B-3 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-4 Certificates;

                              (xxiii) to fund the Interest Carry Forward Amount for the Class B-4 Certificates, if any;

                              (xxiv)   to fund the Class B-4 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-5 Certificates;

                              (xxvi) to fund the Interest Carry Forward Amount for the Class B-5 Certificates, if any;

                              (xxvii)  to fund the Class B-5 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxviii) to fund the amount of any Rate Cap
                                       Carryover Amount, pro rata, to the Senior
                                       Certificates;

                              (xxix)   to fund the amount of any Rate Cap
                                       Carryover Amount sequentially to the
                                       Mezzanine and Subordinate Certificates;
                                       and

                              (xxx) to fund distributions to the holders of the Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

                               COLLATERAL OVERVIEW

The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of the Cut-off Date. The Mortgage Pool consists of 100.00% performing Mortgage Loans.

Performing Mortgage Loans

"Performing Mortgage Loan" or "Current Mortgage Loan" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days or more delinquent.

FHA Mortgage Loans

The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                      $403,551,747.77
Number of Mortgage Loans                                           2,666
Average Current Principal Loan Balance                       $151,369.75      $9,106.00     $1,464,851.90
Average Original Principal Loan Balance                      $152,581.31     $10,000.00     $1,500,000.00
Weighted Average Current Combined Loan-to-Value Ratio              81.74%          8.40%           114.73%
Weighted Average Mortgage Loan Rate                                7.377%         3.750%           14.750%
(1) (2) Weighted Average Gross Margin                              5.761%         1.250%           10.150%
(1) (2) Weighted Average Initial Periodic Rate Cap                 2.687%         1.000%            6.000%
(1) (2) Weighted Average Subsequent Periodic Rate Cap              1.046%         1.000%            2.000%
(1) (2) Weighted Average Minimum Mortgage Rate                     7.184%         2.250%           13.625%
(1) Weighted Average Maximum Mortgage Rate                        13.316%         9.500%           20.125%
Weighted Average Original Term to Maturity (months)                  352            120               360
Weighted Average Remaining Term to Maturity (months)                 342            106               358
(1) Weighted Average Term to Roll (months)                            19              1                57
(3) Weighted Average FICO Score                                      623            412               812

(1) Adjustable Rate Mortgage Loans Only

(2) Non-Zero Weighted average.

(3) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                 Range     Principal Balance
                                                 -----   ----------------------

Loan Type                                        Fixed                    18.46%
                                                 ARMs                     81.54%

Lien                                             First                    96.45%
                                                 Second                    3.55%

Balloon Loans                                                              2.64%
Interest Only Loans                                                       24.54%
FHA Insured Loans                                                          0.15%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    0.87%
Loans with Prepayment Penalties                                           75.65%

                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         525     $20,129,169.16               4.99%
$50,001 to $100,000                   763      52,662,965.14              13.05
$100,001 to $150,000                  381      46,938,766.76              11.63
$150,001 to $200,000                  272      47,706,967.95              11.82
$200,001 to $250,000                  203      45,490,705.41              11.27
$250,001 to $300,000                  176      48,269,369.32              11.96
$300,001 to $350,000                  121      39,361,751.59               9.75
$350,001 to $400,000                   85      31,566,869.61               7.82
$400,001 to $450,000                   53      22,478,290.44               5.57
$450,001 to $500,000                   34      16,155,857.13               4.00
$500,001 to $550,000                   20      10,595,079.15               2.63
$550,001 to $600,000                   15       8,621,833.90               2.14
$600,001 to $650,000                   10       6,293,741.83               1.56
$650,001 to $700,000                    3       2,055,169.16               0.51
$750,001 to $800,000                    1         764,345.87               0.19
$800,001 or greater                     4       4,460,865.35               1.11
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
401 to 420                              1        $110,632.36               0.03%
421 to 440                              1         100,861.13               0.02
441 to 460                              8       1,034,097.64               0.26
461 to 480                             39       5,874,633.94               1.46
481 to 500                             84      11,740,008.24               2.91
501 to 520                            144      16,864,955.02               4.18
521 to 540                            145      17,285,555.28               4.28
541 to 560                            210      27,933,286.31               6.92
561 to 580                            226      30,971,180.24               7.67
581 to 600                            275      41,067,070.42              10.18
601 to 620                            278      38,781,726.40               9.61
621 to 640                            258      38,526,103.41               9.55
641 to 660                            267      42,903,264.22              10.63
661 to 680                            230      41,374,698.23              10.25
681 to 700                            168      31,542,712.07               7.82
701 to 720                            116      23,005,607.56               5.70
721 to 740                             97      14,719,817.41               3.65
741 to 760                             58      10,326,122.00               2.56
761 to 780                             42       6,891,355.07               1.71
781 to 800                             16       2,292,464.14               0.57
801 to 820                              3         205,596.68               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
109 to 120                              3        $168,435.93               0.04%
169 to 180                            270      16,551,022.72               4.10
229 to 240                             61       2,797,281.15               0.69
289 to 300                              4         205,634.68               0.05
301 to 312                              1         113,745.13               0.03
313 to 324                              3         456,970.79               0.11
325 to 336                              3         592,927.80               0.15
337 to 348                              3         334,303.30               0.08
349 to 360                          2,318     382,331,426.27              94.74
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
97 to 108                               6        $244,085.49               0.06%
109 to 120                             12         647,974.31               0.16
133 to 144                              1          39,572.77               0.01
145 to 156                              2          31,914.96               0.01
157 to 168                             75       5,862,284.80               1.45
169 to 180                            177       9,893,626.32               2.45
193 to 204                              1          57,462.98               0.01
205 to 216                              2          72,135.78               0.02
217 to 228                             28       1,576,096.10               0.39
229 to 240                             30       1,091,586.29               0.27
277 to 288                             32       2,306,487.68               0.57
289 to 300                            130      11,071,980.50               2.74
301 to 312                              5         574,438.47               0.14
313 to 324                              8       1,330,626.19               0.33
325 to 336                             18       3,368,489.77               0.83
337 to 348                            378      51,340,809.78              12.72
349 to 360                          1,761     314,042,175.58              77.82
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                       1,791    $273,677,339.33              67.82%
PUD                                   241      50,531,828.25              12.52
Manufactured Housing                  288      26,255,627.83               6.51
Condominium                           179      25,898,464.98               6.42
2-Family                              128      20,994,120.10               5.20
3-Family                               18       3,280,156.56               0.81
4-Family                               19       2,721,510.35               0.67
Townhouse                               2         192,700.37               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                             2,273    $366,115,519.80              90.72%
Investor                              360      30,828,165.13               7.64
Secondary                              33       6,608,062.84               1.64
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Purchase                            1,262    $190,648,208.84              47.24%
Equity Refinance                    1,252     190,480,699.00              47.20
Rate/Term Refinance                   152      22,422,839.93               5.56
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        4        $877,421.43               0.22%
4.001% to 4.500%                        3         728,808.29               0.18
4.501% to 5.000%                       15       6,544,344.93               1.62
5.001% to 5.500%                       35      11,349,253.48               2.81
5.501% to 6.000%                      159      38,498,449.73               9.54
6.001% to 6.500%                      251      60,992,686.32              15.11
6.501% to 7.000%                      359      72,217,856.65              17.90
7.001% to 7.500%                      313      53,404,637.92              13.23
7.501% to 8.000%                      405      60,207,128.83              14.92
8.001% to 8.500%                      282      30,794,936.84               7.63
8.501% to 9.000%                      228      23,344,762.37               5.78
9.001% to 9.500%                      153      14,658,910.59               3.63
9.501% to 10.000%                     147      11,305,715.37               2.80
10.001% to 10.500%                     86       6,211,276.57               1.54
10.501% to 11.000%                     90       5,428,243.80               1.35
11.001% to 11.500%                     38       2,694,817.03               0.67
11.501% to 12.000%                     48       2,226,730.27               0.55
12.001% to 12.500%                     13         544,900.96               0.14
12.501% to 13.000%                     18         860,590.92               0.21
13.001% to 13.500%                     10         398,427.33               0.10
13.501% to 14.000%                      8         227,790.92               0.06
14.501% to 15.000%                      1          34,057.22               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
0.01% to 10.00%                         1         $14,896.44               0.00%
10.01% to 20.00%                        6         239,859.26               0.06
20.01% to 30.00%                        9       1,265,575.25               0.31
30.01% to 40.00%                       11         818,139.04               0.20
40.01% to 50.00%                       33       4,013,226.32               0.99
50.01% to 60.00%                       89      12,286,444.76               3.04
60.01% to 70.00%                      193      30,749,615.42               7.62
70.01% to 80.00%                      891     167,239,717.56              41.44
80.01% to 90.00%                      819     109,298,495.05              27.08
90.01% to 100.00%                     605      77,060,634.90              19.10
100.01% to 110.00%                      7         465,818.00               0.12
110.01% to 120.00%                      2          99,325.77               0.02
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            609    $159,304,483.87              39.48%
Florida                               225      28,528,104.16               7.07
New York                               95      23,243,111.03               5.76
Texas                                 131      13,776,106.73               3.41
Maryland                               85      13,399,373.96               3.32
Nevada                                 72      12,769,648.93               3.16
Michigan                              151      11,799,238.99               2.92
Illinois                               73       9,704,625.39               2.40
Washington                             64       9,040,026.07               2.24
Arizona                                82       8,740,053.36               2.17
Virginia                               50       8,685,871.05               2.15
Colorado                               58       7,919,391.56               1.96
Massachusetts                          30       6,445,171.66               1.60
North Carolina                         68       6,288,426.40               1.56
Oregon                                 50       6,177,499.18               1.53
Utah                                   43       5,597,980.19               1.39
Indiana                                84       5,342,131.47               1.32
Minnesota                              30       5,038,354.24               1.25
Connecticut                            29       4,669,289.84               1.16
New Jersey                             38       4,662,682.62               1.16
Georgia                                40       4,647,517.00               1.15
Pennsylvania                           56       4,540,621.47               1.13
Missouri                               56       4,216,846.91               1.04
Ohio                                   51       3,894,725.83               0.97
Hawaii                                  7       3,172,850.87               0.79
Alabama                                49       3,032,886.68               0.75
South Carolina                         30       2,991,200.33               0.74
Tennessee                              46       2,873,406.26               0.71
New Mexico                             27       2,767,005.36               0.69
Rhode Island                           14       2,724,408.39               0.68
Oklahoma                               29       2,029,728.26               0.50
Mississippi                            26       1,837,628.91               0.46
Wisconsin                              28       1,649,001.07               0.41
Louisiana                              22       1,611,034.24               0.40
Kentucky                               19       1,585,332.39               0.39
Kansas                                 17       1,343,422.21               0.33
Iowa                                   17       1,218,952.94               0.30
Delaware                                7         883,972.30               0.22
New Hampshire                           5         697,957.36               0.17
Wyoming                                 6         628,161.42               0.16
Arkansas                                9         606,210.70               0.15
Nebraska                               11         593,550.13               0.15
Idaho                                  10         565,846.96               0.14
Maine                                   4         539,626.25               0.13
Vermont                                 1         482,136.00               0.12
District of Columbia                    4         446,408.30               0.11
Montana                                 3         401,246.62               0.10
Alaska                                  1         197,478.23               0.05
West Virginia                           3         189,134.30               0.05
North Dakota                            1          51,879.38               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                  1,669    $221,815,766.17              54.97%
Stated Income                         770     129,068,583.54              31.98
Streamlined Documentation              82      25,364,076.65               6.29
Limited Documentation                  66      12,582,030.84               3.12
No Documentation                       58      10,965,569.35               2.72
Alternate Documentation                21       3,755,721.22               0.93
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                             2,666    $403,551,747.77             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               816     $98,279,243.85              24.35%
12 months                             107      23,878,276.58               5.92
24 months                           1,154     202,308,019.44              50.13
36 months                             556      73,742,230.85              18.27
60 months                              33       5,343,977.05               1.32
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                      $329,059,458.97
Number of Mortgage Loans                                           1,948
Average Current Principal Loan Balance                       $168,921.69     $17,349.56     $1,464,851.90
Average Original Principal Loan Balance                      $170,070.48     $25,000.00     $1,500,000.00
Weighted Average Current Combined Loan-to-Value Ratio              81.62%         14.94%           100.00%
Weighted Average Mortgage Loan Rate                                7.241%         4.000%           13.625%
(1) Weighted Average Gross Margin                                  5.761%         1.250%           10.150%
(1) Weighted Average Initial Periodic Rate Cap                     2.687%         1.000%            6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                  1.046%         1.000%            2.000%
(1) Weighted Average Minimum Mortgage Rate                         7.184%         2.250%           13.625%
Weighted Average Maximum Mortgage Rate                            13.316%         9.500%           20.125%
Weighted Average Original Term to Maturity (months)                  360            180               360
Weighted Average Remaining Term to Maturity (months)                 350            168               358
Weighted Average Term to Roll (months)                                19              1                57
(2) Weighted Average FICO Score                                      620            412               806

(1) Non-Zero Weighted average.

(2) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                Range      Principal Balance
                                                ------   ----------------------

Loan Type                                       Fixed                      0.00%
                                                ARMs                     100.00%

Lien                                            First                    100.00%
                                                Second                     0.00%

Balloon Loans                                                              0.00%
Interest Only Loans                                                       29.06%
FHA Insured Loans                                                          0.04%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    0.16%
Loans with Prepayment Penalties                                           80.38%

                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         288     $12,363,221.77               3.76%
$50,001 to $100,000                   518      35,077,083.19              10.66
$100,001 to $150,000                  284      34,978,254.28              10.63
$150,001 to $200,000                  223      39,234,659.02              11.92
$200,001 to $250,000                  181      40,635,392.03              12.35
$250,001 to $300,000                  147      40,323,749.17              12.25
$300,001 to $350,000                  108      35,273,509.42              10.72
$350,001 to $400,000                   73      27,082,024.20               8.23
$400,001 to $450,000                   49      20,781,304.18               6.32
$450,001 to $500,000                   30      14,242,298.70               4.33
$500,001 to $550,000                   18       9,505,344.03               2.89
$550,001 to $600,000                   14       8,051,464.18               2.45
$600,001 to $650,000                    9       5,670,821.23               1.72
$650,001 to $700,000                    2       1,379,468.22               0.42
$800,001 or greater                     4       4,460,865.35               1.36
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
401 to 420                              1        $110,632.36               0.03%
441 to 460                              6         972,333.58               0.30
461 to 480                             29       5,342,629.54               1.62
481 to 500                             67      10,260,502.22               3.12
501 to 520                            111      14,078,848.55               4.28
521 to 540                            114      14,527,975.87               4.42
541 to 560                            169      23,712,290.31               7.21
561 to 580                            184      26,543,287.57               8.07
581 to 600                            220      35,865,598.38              10.90
601 to 620                            224      34,212,751.76              10.40
621 to 640                            181      30,324,983.71               9.22
641 to 660                            172      32,927,053.56              10.01
661 to 680                            157      33,039,496.34              10.04
681 to 700                            115      25,838,411.55               7.85
701 to 720                             79      17,346,427.15               5.27
721 to 740                             58      10,676,453.81               3.24
741 to 760                             33       7,601,682.58               2.31
761 to 780                             22       4,825,381.23               1.47
781 to 800                              5         762,718.90               0.23
801 to 820                              1          90,000.00               0.03
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
169 to 180                              7        $381,345.12               0.12%
229 to 240                              3         134,795.94               0.04
349 to 360                          1,938     328,543,317.91              99.84
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
157 to 168                              6        $245,805.43               0.07%
169 to 180                              1         135,539.69               0.04
229 to 240                              3         134,795.94               0.04
277 to 288                             27       2,083,068.95               0.63
289 to 300                            112       9,718,249.88               2.95
301 to 312                              1          83,383.86               0.03
313 to 324                              1          32,080.81               0.01
325 to 336                              7       1,706,923.28               0.52
337 to 348                            232      33,354,944.92              10.14
349 to 360                          1,558     281,564,666.21              85.57
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                       1,344    $226,855,658.58              68.94%
PUD                                   170      44,556,471.01              13.54
Condominium                           140      22,660,998.27               6.89
Manufactured Housing                  184      16,674,461.83               5.07
2-Family                               87      14,190,973.27               4.31
3-Family                               13       2,420,736.45               0.74
4-Family                                9       1,548,561.52               0.47
Townhouse                               1         151,598.04               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                             1,646    $299,879,339.13              91.13%
Investor                              280      23,982,634.90               7.29
Secondary                              22       5,197,484.94               1.58
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Equity Refinance                      928    $158,575,727.46              48.19%
Purchase                              925     156,399,367.02              47.53
Rate/Term Refinance                    95      14,084,364.49               4.28
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        3        $854,612.47               0.26%
4.001% to 4.500%                        3         728,808.29               0.22
4.501% to 5.000%                       14       6,416,716.06               1.95
5.001% to 5.500%                       28       8,417,591.91               2.56
5.501% to 6.000%                      132      33,969,778.47              10.32
6.001% to 6.500%                      211      53,399,364.06              16.23
6.501% to 7.000%                      290      60,885,728.17              18.50
7.001% to 7.500%                      241      42,747,455.92              12.99
7.501% to 8.000%                      322      49,434,680.52              15.02
8.001% to 8.500%                      229      25,623,243.54               7.79
8.501% to 9.000%                      181      19,629,923.00               5.97
9.001% to 9.500%                      113      11,745,420.44               3.57
9.501% to 10.000%                      81       7,441,026.79               2.26
10.001% to 10.500%                     43       3,539,219.21               1.08
10.501% to 11.000%                     25       1,897,580.62               0.58
11.001% to 11.500%                     16       1,510,707.91               0.46
11.501% to 12.000%                      9         472,797.13               0.14
12.501% to 13.000%                      4         244,875.80               0.07
13.001% to 13.500%                      2          75,362.72               0.02
13.501% to 14.000%                      1          24,565.94               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
10.01% to 20.00%                        5        $190,696.03               0.06%
20.01% to 30.00%                        7         957,488.89               0.29
30.01% to 40.00%                        8         477,584.52               0.15
40.01% to 50.00%                       20       2,403,567.21               0.73
50.01% to 60.00%                       71      10,202,497.29               3.10
60.01% to 70.00%                      138      23,120,327.33               7.03
70.01% to 80.00%                      735     143,061,171.20              43.48
80.01% to 90.00%                      660      93,530,781.52              28.42
90.01% to 100.00%                     304      55,115,344.98              16.75
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            468    $140,665,716.82              42.75%
Florida                               164      23,426,999.04               7.12
New York                               51      13,235,680.69               4.02
Nevada                                 59      11,446,026.22               3.48
Maryland                               61      11,420,572.69               3.47
Michigan                              133      10,577,746.92               3.21
Illinois                               59       8,578,506.52               2.61
Texas                                  70       7,433,700.18               2.26
Arizona                                65       7,415,520.14               2.25
Virginia                               35       7,213,478.24               2.19
Washington                             39       6,650,409.82               2.02
Colorado                               40       6,462,790.37               1.96
Massachusetts                          22       5,401,723.82               1.64
North Carolina                         54       5,161,556.54               1.57
Indiana                                74       4,798,707.82               1.46
Utah                                   34       4,772,532.82               1.45
Oregon                                 37       4,734,550.73               1.44
Minnesota                              24       4,678,174.30               1.42
Georgia                                26       3,891,059.89               1.18
Connecticut                            23       3,864,641.41               1.17
Missouri                               49       3,851,654.99               1.17
Pennsylvania                           35       2,851,836.06               0.87
Rhode Island                           14       2,724,408.39               0.83
Ohio                                   31       2,609,578.80               0.79
Hawaii                                  3       2,149,768.63               0.65
New Jersey                             13       2,129,508.33               0.65
Tennessee                              31       2,076,555.13               0.63
South Carolina                         16       2,044,409.35               0.62
Alabama                                31       1,900,540.81               0.58
Wisconsin                              28       1,649,001.07               0.50
Oklahoma                               23       1,636,892.51               0.50
Mississippi                            22       1,635,085.55               0.50
New Mexico                             14       1,526,272.43               0.46
Kansas                                 16       1,322,106.64               0.40
Louisiana                              18       1,278,712.66               0.39
Kentucky                               14       1,084,806.03               0.33
Delaware                                6         767,982.26               0.23
New Hampshire                           4         671,732.54               0.20
Iowa                                   11         616,017.02               0.19
Maine                                   4         539,626.25               0.16
Nebraska                                9         513,671.51               0.16
Idaho                                   6         477,811.35               0.15
District of Columbia                    2         330,494.89               0.10
Arkansas                                4         290,357.78               0.09
Wyoming                                 3         233,300.59               0.07
Alaska                                  1         197,478.23               0.06
West Virginia                           1          67,874.81               0.02
North Dakota                            1          51,879.38               0.02
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                  1,211    $177,923,813.11              54.07%
Stated Income                         563     107,793,483.23              32.76
Streamlined Documentation              79      24,646,696.07               7.49
Limited Documentation                  50      10,064,211.36               3.06
No Documentation                       31       6,336,706.65               1.93
Alternate Documentation                14       2,294,548.55               0.70
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                             1,948    $329,059,458.97             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               490     $64,574,459.51              19.62%
12 months                              78      20,794,456.28               6.32
24 months                           1,056     192,662,727.51              58.55
36 months                             315      49,098,283.91              14.92
60 months                               9       1,929,531.76               0.59
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                                  Gross Margin

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Gross Margins                    Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    1        $345,997.36               0.11%
1.001% to 1.500%                        1         147,751.60               0.04
2.001% to 2.500%                       32      10,123,338.39               3.08
2.501% to 3.000%                        1         210,381.80               0.06
3.001% to 3.500%                        9       2,815,310.20               0.86
3.501% to 4.000%                       11       2,113,177.09               0.64
4.001% to 4.500%                      249      24,575,421.71               7.47
4.501% to 5.000%                      158      28,026,376.00               8.52
5.001% to 5.500%                      183      40,502,984.43              12.31
5.501% to 6.000%                      723     113,453,385.29              34.48
6.001% to 6.500%                      265      45,739,585.39              13.90
6.501% to 7.000%                      196      41,736,639.54              12.68
7.001% to 7.500%                       63      10,980,996.92               3.34
7.501% to 8.000%                       35       5,728,762.31               1.74
8.001% to 8.500%                       13       1,586,828.20               0.48
8.501% to 9.000%                        1         178,340.21               0.05
9.001% to 9.500%                        5         598,213.97               0.18
9.501% to 10.000%                       1          52,034.40               0.02
10.001% to 10.500%                      1         143,934.16               0.04
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                            Initial Periodic Rate Cap

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Initial Periodic Rate Caps       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    2        $193,152.91               0.06%
1.000%                                159      16,981,119.71               5.16
1.500%                                 28       6,824,239.14               2.07
2.000%                                738      78,402,676.42              23.83
3.000%                                992     218,989,898.30              66.55
5.000%                                  9       3,181,191.70               0.97
6.000%                                 20       4,487,180.79               1.36
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                          Subsequent Periodic Rate Cap

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Subsequent Periodic Rate Caps    Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    1         $49,170.66               0.01%
1.000%                              1,837     309,166,884.35              93.95
1.500%                                 72       9,425,614.44               2.86
2.000%                                 38      10,417,789.52               3.17
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                              Maximum Mortgage Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Maximum Mortgage Rates           Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
9.001% to 9.500%                        1        $216,000.00               0.07%
9.501% to 10.000%                       8       2,002,701.65               0.61
10.001% to 10.500%                      4       1,365,880.08               0.42
10.501% to 11.000%                     11       5,708,029.45               1.73
11.001% to 11.500%                     23       6,865,942.20               2.09
11.501% to 12.000%                    123      29,271,958.09               8.90
12.001% to 12.500%                    193      48,808,298.14              14.83
12.501% to 13.000%                    279      57,768,829.09              17.56
13.001% to 13.500%                    264      50,940,692.94              15.48
13.501% to 14.000%                    317      48,994,132.65              14.89
14.001% to 14.500%                    229      26,235,239.27               7.97
14.501% to 15.000%                    186      21,301,516.44               6.47
15.001% to 15.500%                    107      11,706,083.33               3.56
15.501% to 16.000%                     82       8,153,016.47               2.48
16.001% to 16.500%                     41       3,812,082.72               1.16
16.501% to 17.000%                     28       2,144,781.95               0.65
17.001% to 17.500%                     22       1,780,542.06               0.54
17.501% to 18.000%                     17       1,147,666.10               0.35
18.001% to 18.500%                      6         491,261.88               0.15
18.501% to 19.000%                      2         140,490.25               0.04
19.001% to 19.500%                      1          41,712.05               0.01
19.501% to 20.000%                      3         128,951.49               0.04
20.001% to 20.500%                      1          33,650.67               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                              Minimum Mortgage Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Minimum Mortgage Rates           Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                   52     $12,899,662.88               3.92%
2.001% - 2.500%                        17       4,276,849.18               1.30
3.001% - 3.500%                         3       1,337,041.26               0.41
3.501% - 4.000%                         1         637,000.00               0.19
4.001% - 4.500%                        12       3,509,427.81               1.07
4.501% - 5.000%                         4       1,627,470.60               0.49
5.001% - 5.500%                        21       6,517,124.90               1.98
5.501% - 6.000%                       125      31,948,967.02               9.71
6.001% - 6.500%                       205      51,464,759.06              15.64
6.501% - 7.000%                       276      57,850,439.69              17.58
7.001% - 7.500%                       234      40,599,136.76              12.34
7.501% - 8.000%                       311      46,718,268.51              14.20
8.001% - 8.500%                       223      24,542,992.70               7.46
8.501% - 9.000%                       180      19,414,489.34               5.90
9.001% - 9.500%                       105      10,815,937.43               3.29
9.501% - 10.000%                       79       7,134,782.50               2.17
10.001% - 10.500%                      43       3,539,219.21               1.08
10.501% - 11.000%                      25       1,897,580.62               0.58
11.001% - 11.500%                      16       1,510,707.91               0.46
11.501% - 12.000%                       9         472,797.13               0.14
12.501% - 13.000%                       4         244,875.80               0.07
13.001% - 13.500%                       2          75,362.72               0.02
13.501% - 14.000%                       1          24,565.94               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                            Next Loan Rate Adjustment

Next Loan Rate                  Number                        Percentage of the
Adjustment                    of Mortgage  Aggregate Current  Aggregate Current
(Month-Year)                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
April-05                               26      $2,405,423.39               0.73%
May-05                                 14       2,150,476.42               0.65
June-05                                29       2,517,352.64               0.77
July-05                                83       9,901,031.98               3.01
August-05                              31       3,645,357.51               1.11
September-05                           39       3,546,876.86               1.08
October-05                             19       1,804,196.09               0.55
November-05                            27       3,514,781.09               1.07
December-05                            23       2,339,518.03               0.71
January-06                             45       4,449,286.67               1.35
February-06                             8       1,035,041.67               0.31
March-06                               20       3,999,772.38               1.22
April-06                              132      14,119,544.75               4.29
May-06                                275      28,454,893.32               8.65
June-06                               180      21,913,486.81               6.66
July-06                                34       6,780,583.16               2.06
August-06                              28       6,346,542.75               1.93
September-06                          183      51,912,480.81              15.78
October-06                            172      38,094,720.93              11.58
November-06                           185      40,127,633.60              12.19
December-06                            95      23,164,474.52               7.04
January-07                             16       3,995,653.08               1.21
February-07                             1          45,888.67               0.01
March-07                                6         613,094.60               0.19
April-07                               27       1,860,692.93               0.57
May-07                                 47       3,193,677.68               0.97
June-07                                49       7,519,082.91               2.29
July-07                                 9       2,140,666.56               0.65
August-07                               7       1,819,977.40               0.55
September-07                           11       3,025,773.31               0.92
October-07                             18       3,779,594.19               1.15
November-07                            19       4,888,477.94               1.49
December-07                            33       8,840,750.61               2.69
January-08                              4         962,885.44               0.29
September-08                            1         216,000.00               0.07
October-08                              2         303,200.55               0.09
January-09                              2         671,106.92                0.2
February-09                             2         672,572.57                0.2
April-09                                3       1,281,467.24               0.39
May-09                                  1         333,700.00                0.1
June-09                                 4         974,499.00                0.3
July-09                                 2         402,529.33               0.12
August-09                              10       2,103,735.72               0.64
September-09                            8       2,828,727.40               0.86
October-09                              9       2,259,647.08               0.69
November-09                             7       1,690,928.23               0.51
December-09                             2         411,654.23               0.13
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                       $74,492,288.80
Number of Mortgage Loans                                             718
Average Current Principal Loan Balance                       $103,749.71      $9,106.00       $764,345.87
Average Original Principal Loan Balance                      $105,131.59     $10,000.00       $800,022.00
Weighted Average Current Combined Loan-to-Value Ratio              82.28%          8.40%           114.73%
Weighted Average Mortgage Loan Rate                                7.975%         3.750%           14.750%
Weighted Average Original Term to Maturity (months)                  315            120               360
Weighted Average Remaining Term to Maturity (months)                 303            106               358
(1) Weighted Average FICO Score                                      641            425               812

(1) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                Range      Principal Balance
---------------------------------------------   ------   ----------------------

Loan Type                                       Fixed                    100.00%
                                                ARMs                       0.00%

Lien                                            First                     80.76%
                                                Second                    19.24%

Balloon Loans                                                             14.32%
Interest Only Loans                                                        4.54%
FHA Insured Loans                                                          0.62%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    3.99%
Loans with Prepayment Penalties                                           54.75%

                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         237      $7,765,947.39              10.43%
$50,001 to $100,000                   245      17,585,881.95              23.61
$100,001 to $150,000                   97      11,960,512.48              16.06
$150,001 to $200,000                   49       8,472,308.93              11.37
$200,001 to $250,000                   22       4,855,313.38               6.52
$250,001 to $300,000                   29       7,945,620.15              10.67
$300,001 to $350,000                   13       4,088,242.17               5.49
$350,001 to $400,000                   12       4,484,845.41               6.02
$400,001 to $450,000                    4       1,696,986.26               2.28
$450,001 to $500,000                    4       1,913,558.43               2.57
$500,001 to $550,000                    2       1,089,735.12               1.46
$550,001 to $600,000                    1         570,369.72               0.77
$600,001 to $650,000                    1         622,920.60               0.84
$650,001 to $700,000                    1         675,700.94               0.91
$750,001 to $800,000                    1         764,345.87               1.03
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
421 to 440                              1        $100,861.13               0.14%
441 to 460                              2          61,764.06               0.08
461 to 480                             10         532,004.40               0.71
481 to 500                             17       1,479,506.02               1.99
501 to 520                             33       2,786,106.47               3.74
521 to 540                             31       2,757,579.41               3.70
541 to 560                             41       4,220,996.00               5.67
561 to 580                             42       4,427,892.67               5.94
581 to 600                             55       5,201,472.04               6.98
601 to 620                             54       4,568,974.64               6.13
621 to 640                             77       8,201,119.70              11.01
641 to 660                             95       9,976,210.66              13.39
661 to 680                             73       8,335,201.89              11.19
681 to 700                             53       5,704,300.52               7.66
701 to 720                             37       5,659,180.41               7.60
721 to 740                             39       4,043,363.60               5.43
741 to 760                             25       2,724,439.42               3.66
761 to 780                             20       2,065,973.84               2.77
781 to 800                             11       1,529,745.24               2.05
801 to 820                              2         115,596.68               0.16
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
109 to 120                              3        $168,435.93               0.23%
169 to 180                            263      16,169,677.60              21.71
229 to 240                             58       2,662,485.21               3.57
289 to 300                              4         205,634.68               0.28
301 to 312                              1         113,745.13               0.15
313 to 324                              3         456,970.79               0.61
325 to 336                              3         592,927.80               0.80
337 to 348                              3         334,303.30               0.45
349 to 360                            380      53,788,108.36              72.21
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
97 to 108                               6        $244,085.49               0.33%
109 to 120                             12         647,974.31               0.87
133 to 144                              1          39,572.77               0.05
145 to 156                              2          31,914.96               0.04
157 to 168                             69       5,616,479.37               7.54
169 to 180                            176       9,758,086.63              13.10
193 to 204                              1          57,462.98               0.08
205 to 216                              2          72,135.78               0.10
217 to 228                             28       1,576,096.10               2.12
229 to 240                             27         956,790.35               1.28
277 to 288                              5         223,418.73               0.30
289 to 300                             18       1,353,730.62               1.82
301 to 312                              4         491,054.61               0.66
313 to 324                              7       1,298,545.38               1.74
325 to 336                             11       1,661,566.49               2.23
337 to 348                            146      17,985,864.86              24.14
349 to 360                            203      32,477,509.37              43.60
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                         447     $46,821,680.75              62.85%
Manufactured Housing                  104       9,581,166.00              12.86
2-Family                               41       6,803,146.83               9.13
PUD                                    71       5,975,357.24               8.02
Condominium                            39       3,237,466.71               4.35
4-Family                               10       1,172,948.83               1.57
3-Family                                5         859,420.11               1.15
Townhouse                               1          41,102.33               0.06
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                               627     $66,236,180.67              88.92%
Investor                               80       6,845,530.23               9.19
Secondary                              11       1,410,577.90               1.89
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Purchase                              337     $34,248,841.82              45.98%
Equity Refinance                      324      31,904,971.54              42.83
Rate/Term Refinance                    57       8,338,475.44              11.19
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        1         $22,808.96               0.03%
4.501% to 5.000%                        1         127,628.87               0.17
5.001% to 5.500%                        7       2,931,661.57               3.94
5.501% to 6.000%                       27       4,528,671.26               6.08
6.001% to 6.500%                       40       7,593,322.26              10.19
6.501% to 7.000%                       69      11,332,128.48              15.21
7.001% to 7.500%                       72      10,657,182.00              14.31
7.501% to 8.000%                       83      10,772,448.31              14.46
8.001% to 8.500%                       53       5,171,693.30               6.94
8.501% to 9.000%                       47       3,714,839.37               4.99
9.001% to 9.500%                       40       2,913,490.15               3.91
9.501% to 10.000%                      66       3,864,688.58               5.19
10.001% to 10.500%                     43       2,672,057.36               3.59
10.501% to 11.000%                     65       3,530,663.18               4.74
11.001% to 11.500%                     22       1,184,109.12               1.59
11.501% to 12.000%                     39       1,753,933.14               2.35
12.001% to 12.500%                     13         544,900.96               0.73
12.501% to 13.000%                     14         615,715.12               0.83
13.001% to 13.500%                      8         323,064.61               0.43
13.501% to 14.000%                      7         203,224.98               0.27
14.501% to 15.000%                      1          34,057.22               0.05
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
0.01% to 10.00%                         1         $14,896.44               0.02%
10.01% to 20.00%                        1          49,163.23               0.07
20.01% to 30.00%                        2         308,086.36               0.41
30.01% to 40.00%                        3         340,554.52               0.46
40.01% to 50.00%                       13       1,609,659.11               2.16
50.01% to 60.00%                       18       2,083,947.47               2.80
60.01% to 70.00%                       55       7,629,288.09              10.24
70.01% to 80.00%                      156      24,178,546.36              32.46
80.01% to 90.00%                      159      15,767,713.53              21.17
90.01% to 100.00%                     301      21,945,289.92              29.46
100.01% to 110.00%                      7         465,818.00               0.63
110.01% to 120.00%                      2          99,325.77               0.13
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            141     $18,638,767.05              25.02%
New York                               44      10,007,430.34              13.43
Texas                                  61       6,342,406.55               8.51
Florida                                61       5,101,105.12               6.85
New Jersey                             25       2,533,174.29               3.40
Washington                             25       2,389,616.25               3.21
Maryland                               24       1,978,801.27               2.66
Pennsylvania                           21       1,688,785.41               2.27
Virginia                               15       1,472,392.81               1.98
Colorado                               18       1,456,601.19               1.96
Oregon                                 13       1,442,948.45               1.94
Arizona                                17       1,324,533.22               1.78
Nevada                                 13       1,323,622.71               1.78
Ohio                                   20       1,285,147.03               1.73
New Mexico                             13       1,240,732.93               1.67
Michigan                               18       1,221,492.07               1.64
Alabama                                18       1,132,345.87               1.52
North Carolina                         14       1,126,869.86               1.51
Illinois                               14       1,126,118.87               1.51
Massachusetts                           8       1,043,447.84               1.40
Hawaii                                  4       1,023,082.24               1.37
South Carolina                         14         946,790.98               1.27
Utah                                    9         825,447.37               1.11
Connecticut                             6         804,648.43               1.08
Tennessee                              15         796,851.13               1.07
Georgia                                14         756,457.11               1.02
Iowa                                    6         602,935.92               0.81
Indiana                                10         543,423.65               0.73
Kentucky                                5         500,526.36               0.67
Vermont                                 1         482,136.00               0.65
Montana                                 3         401,246.62               0.54
Wyoming                                 3         394,860.83               0.53
Oklahoma                                6         392,835.75               0.53
Missouri                                7         365,191.92               0.49
Minnesota                               6         360,179.94               0.48
Louisiana                               4         332,321.58               0.45
Arkansas                                5         315,852.92               0.42
Mississippi                             4         202,543.36               0.27
West Virginia                           2         121,259.49               0.16
Delaware                                1         115,990.04               0.16
District of Columbia                    2         115,913.41               0.16
Idaho                                   4          88,035.61               0.12
Nebraska                                2          79,878.62               0.11
New Hampshire                           1          26,224.82               0.04
Kansas                                  1          21,315.57               0.03
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                    458     $43,891,953.06              58.92%
Stated Income                         207      21,275,100.31              28.56
No Documentation                       27       4,628,862.70               6.21
Limited Documentation                  16       2,517,819.48               3.38
Alternate Documentation                 7       1,461,172.67               1.96
Streamlined Documentation               3         717,380.58               0.96
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                               718     $74,492,288.80             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               326     $33,704,784.34              45.25%
12 months                              29       3,083,820.30               4.14
24 months                              98       9,645,291.93              12.95
36 months                             241      24,643,946.94              33.08
60 months                              24       3,414,445.29               4.58
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                             BOND SUMMARY (to Call)

Class AV-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 16.30         2.01         1.32         1.00         0.81         0.68         0.48
Modified Duration                   12.36         1.90         1.27         0.97         0.79         0.66         0.47
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date    10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Payment Windows (mos.)           1 to 307      1 to 63      1 to 35      1 to 25      1 to 19      1 to 17      1 to 13

Class AV-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 27.28         8.65         5.53         2.84         1.91         1.55         1.14
Modified Duration                   18.06         7.40         4.97         2.67         1.83         1.49         1.10
First Principal Payment Date   10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         307 to 337    63 to 147     35 to 98     25 to 71     19 to 29     17 to 22     13 to 16

Class AF-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.75         2.09         1.35         1.00         0.78         0.64         0.45
Modified Duration                    9.54         1.97         1.30         0.97         0.76         0.62         0.44
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date     6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Payment Windows (mos.)           1 to 219      1 to 67      1 to 36      1 to 27      1 to 21      1 to 17      1 to 12

Class AF-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 19.77         9.37         5.69         3.00         2.06         1.65         1.16
Modified Duration                   12.67         7.35         4.85         2.72         1.92         1.55         1.10
First Principal Payment Date    6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Last Principal Payment Date     6/25/2026    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         219 to 255    67 to 147     36 to 98     27 to 71     21 to 29     17 to 22     12 to 16

Class AF-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 22.76        12.22         8.13         5.88         2.43         1.87         1.30
Modified Duration                   12.67         8.68         6.39         4.90         2.22         1.73         1.22
First Principal Payment Date    6/25/2026    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Last Principal Payment Date     9/25/2029    6/25/2017    5/25/2013    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Payment Windows (mos.)         255 to 294   147 to 147     98 to 98     71 to 71     29 to 30     22 to 23     16 to 16

Class AF-4
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.93         8.21         7.20         5.88         2.56         1.96         1.30
Modified Duration                    8.59         6.44         5.86         4.96         2.34         1.83         1.23
First Principal Payment Date    4/25/2008    4/25/2008   12/25/2008    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Last Principal Payment Date     7/25/2029    6/25/2017    5/25/2013    2/25/2011   11/25/2007    3/25/2007    7/25/2006
Payment Windows (mos.)          37 to 292    37 to 147     45 to 98     71 to 71     30 to 32     23 to 24     16 to 16

Class M-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.40         4.92         4.21         3.32         1.32
Modified Duration                   16.87         6.79         4.81         4.46         3.86         3.09         1.27
First Principal Payment Date   11/25/2026    1/25/2009    7/25/2008    1/25/2009   11/25/2007    3/25/2007    7/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     40 to 98     46 to 71     32 to 54     24 to 42     16 to 17

Class M-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.34         4.32         3.71         2.81         1.38
Modified Duration                   16.35         6.71         4.72         3.92         3.41         2.63         1.33
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    9/25/2008    6/25/2008    8/25/2007    8/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     38 to 98     42 to 71     39 to 54     29 to 42     17 to 17

Class M-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.33         4.22         3.53         2.68         1.38
Modified Duration                   16.26         6.69         4.70         3.83         3.25         2.51         1.33
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    8/25/2008    5/25/2008    7/25/2007    8/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     38 to 98     41 to 71     38 to 54     28 to 42     17 to 17

                           BOND SUMMARY (to Maturity)

Class AV-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 16.30         2.01         1.32         1.00         0.81         0.68         0.48
Modified Duration                   12.36         1.90         1.27         0.97         0.79         0.66         0.47
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date    10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Payment Windows (mos.)           1 to 307      1 to 63      1 to 35      1 to 25      1 to 19      1 to 17      1 to 13

Class AV-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 27.54         9.03         5.74         2.91         1.91         1.55         1.14
Modified Duration                   18.16         7.65         5.12         2.72         1.83         1.49         1.10
First Principal Payment Date   10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Last Principal Payment Date     8/25/2034   10/25/2022    7/25/2016    7/25/2012    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         307 to 353    63 to 211    35 to 136     25 to 88     19 to 29     17 to 22     13 to 16

Class AF-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.75         2.09         1.35         1.00         0.78         0.64         0.45
Modified Duration                    9.54         1.97         1.30         0.97         0.76         0.62         0.44
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date     6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Payment Windows (mos.)           1 to 219      1 to 67      1 to 36      1 to 27      1 to 21      1 to 17      1 to 12

Class AF-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 19.77         9.74         5.98         3.07         2.06         1.65         1.16
Modified Duration                   12.67         7.55         5.04         2.77         1.92         1.55         1.10
First Principal Payment Date    6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Last Principal Payment Date     6/25/2026    3/25/2020    6/25/2016    3/25/2012    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         219 to 255    67 to 180    36 to 135     27 to 84     21 to 29     17 to 22     12 to 16

Class AF-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 22.76        19.90        14.29        10.59         2.43         1.87         1.30
Modified Duration                   12.67        11.74         9.58         7.76         2.22         1.73         1.22
First Principal Payment Date    6/25/2026    3/25/2020    6/25/2016    3/25/2012    8/25/2007    1/25/2007    7/25/2006
Last Principal Payment Date     9/25/2029    5/25/2029    6/25/2023    3/25/2019    9/25/2007    2/25/2007    7/25/2006
Payment Windows (mos.)         255 to 294   180 to 290   135 to 219    84 to 168     29 to 30     22 to 23     16 to 16

Class AF-4
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.93         8.58         8.21         7.85         2.56         1.96         1.30
Modified Duration                    8.59         6.62         6.46         6.30         2.34         1.83         1.23
First Principal Payment Date    4/25/2008    4/25/2008   12/25/2008    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Last Principal Payment Date     7/25/2029    3/25/2029    4/25/2023    1/25/2019   11/25/2007    3/25/2007    7/25/2006
Payment Windows (mos.)          37 to 292    37 to 288    45 to 217    71 to 166     30 to 32     23 to 24     16 to 16

Class M-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.78         8.78         6.00         5.38         5.42         4.30         1.84
Modified Duration                   16.92         7.26         5.23         4.81         4.83         3.91         1.74
First Principal Payment Date   11/25/2026    1/25/2009    7/25/2008    1/25/2009   11/25/2007    3/25/2007    7/25/2006
Last Principal Payment Date     7/25/2034    5/25/2027    3/25/2021    6/25/2017    3/25/2016    1/25/2014    1/25/2011
Payment Windows (mos.)         260 to 352    46 to 266    40 to 192    46 to 147    32 to 132    24 to 106     16 to 70

Class M-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.77         8.71         5.89         4.74         4.04         3.07         2.09
Modified Duration                   16.40         7.13         5.10         4.24         3.67         2.85         1.98
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    9/25/2008    6/25/2008    8/25/2007   10/25/2006
Last Principal Payment Date     6/25/2034    3/25/2025    6/25/2019   10/25/2015    5/25/2013    9/25/2011    1/25/2009
Payment Windows (mos.)         260 to 351    46 to 240    38 to 171    42 to 127     39 to 98     29 to 78     19 to 46

Class M-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.77         8.65         5.83         4.60         3.82         2.92         1.63
Modified Duration                   16.30         7.08         5.05         4.11         3.49         2.71         1.55
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    8/25/2008    5/25/2008    7/25/2007    8/25/2006
Last Principal Payment Date     4/25/2034    7/25/2023    2/25/2018    9/25/2014    6/25/2012   12/25/2010    5/25/2008
Payment Windows (mos.)         260 to 349    46 to 220    38 to 155    41 to 114     38 to 87     28 to 69     17 to 38

                      Yield Maintenance Agreement Schedules

                               Group I Senior Certificates           Mezzanine Certificates
            Pay      Notional       Cap         Cap       Notional      Cap         Cap
Pay Date   Period    Schedule     Strike %   Ceiling %    Schedule    Strike %   Ceiling %
--------   ------   -----------   --------   ---------   ----------   --------   ---------
Apr 2005        1            --         --          --           --         --          --
May 2005        2   238,572,776       6.60        8.37   70,622,000       6.29        8.92
Jun 2005        3   231,335,149       6.38        8.37   70,622,000       6.07        8.92
Jul 2005        4   223,573,358       6.64        8.37   70,622,000       6.32        8.92
Aug 2005        5   215,331,010       6.49        8.37   70,622,000       6.15        8.92
Sep 2005        6   206,636,464       6.48        8.37   70,622,000       6.15        8.92
Oct 2005        7   197,958,367       6.71        8.37   70,622,000       6.38        8.92
Nov 2005        8   189,486,569       6.48        8.36   70,622,000       6.15        8.92
Dec 2005        9   181,236,184       6.70        8.36   70,622,000       6.38        8.92
Jan 2006       10   173,165,810       6.49        8.36   70,622,000       6.16        8.92
Feb 2006       11   165,363,287       6.52        8.36   70,622,000       6.18        8.92
Mar 2006       12   157,794,401       7.23        8.36   70,622,000       6.91        8.92
Apr 2006       13   150,443,048       6.51        8.35   70,622,000       6.18        8.92
May 2006       14   142,555,929       6.73        8.35   70,622,000       6.41        8.92
Jun 2006       15   134,849,953       6.72        8.35   70,622,000       6.35        8.92
Jul 2006       16   127,321,065       6.95        8.34   70,622,000       6.60        8.92
Aug 2006       17   117,233,933       6.74        8.34   70,622,000       6.38        8.92
Sep 2006       18   106,434,715       7.82        8.33   70,622,000       7.27        8.92
Oct 2006       19            --         --          --   70,622,000       8.09        8.92
Nov 2006       20            --         --          --   70,622,000       7.82        8.92
Dec 2006       21            --         --          --   70,622,000       8.23        8.92
Jan 2007       22            --         --          --   70,622,000       7.96        8.92
Feb 2007       23            --         --          --   70,622,000       7.99        8.92
Mar 2007       24            --         --          --   70,622,000       9.29        8.92
Apr 2007       25            --         --          --   70,622,000       8.51        8.92
May 2007       26            --         --          --   70,622,000       8.81        8.92
Jun 2007       27            --         --          --   70,622,000       8.61        8.92
Jul 2007       28            --         --          --   70,622,000       8.96        8.92
Aug 2007       29            --         --          --   70,622,000       8.67        8.92

                                 Rate Cap Table

                    Group I   Group I   Group I   Group II   Subordinate   Subordinate   Subordinate
            Pay      Rate      Rate      Rate       Rate        Rate          Rate          Rate
Pay Date   Period   Cap(1)    Cap(2)    Cap(3)     Cap(1)      Cap(1)        Cap(2)        Cap(3)
--------   ------   -------   -------   -------   --------   -----------   -----------   -----------
Apr 2005        1     11.22     11.22     11.22      12.44         11.44         11.44         11.44
May 2005        2      6.73      6.73      8.50       7.47          6.87          6.87          9.50
Jun 2005        3      6.51      6.51      8.50       7.23          6.64          6.65          9.50
Jul 2005        4      6.73      6.77      8.50       7.47          6.87          6.90          9.50
Aug 2005        5      6.51      6.62      8.50       7.23          6.65          6.73          9.50
Sep 2005        6      6.51      6.61      8.50       7.23          6.65          6.73          9.50
Oct 2005        7      6.73      6.84      8.50       7.47          6.87          6.96          9.50
Nov 2005        8      6.52      6.62      8.50       7.23          6.65          6.73          9.50
Dec 2005        9      6.74      6.84      8.50       7.47          6.87          6.96          9.50
Jan 2006       10      6.52      6.63      8.50       7.23          6.65          6.74          9.50
Feb 2006       11      6.52      6.66      8.50       7.23          6.65          6.76          9.50
Mar 2006       12      7.22      7.37      8.50       8.00          7.36          7.49          9.50
Apr 2006       13      6.52      6.66      8.50       7.23          6.65          6.76          9.50
May 2006       14      6.74      6.88      8.50       7.47          6.87          6.99          9.50
Jun 2006       15      6.66      6.87      8.50       7.23          6.77          6.93          9.50
Jul 2006       16      6.88      7.11      8.50       7.47          6.99          7.18          9.50
Aug 2006       17      6.65      6.90      8.50       7.23          6.76          6.96          9.50
Sep 2006       18      7.46      7.99      8.50       7.23          7.42          7.85          9.50
Oct 2006       19      8.28      8.94      8.94       7.47          8.13          8.67          9.50
Nov 2006       20      8.02      8.66      8.66       7.23          7.87          8.40          9.50
Dec 2006       21      8.32      9.11      9.11       7.47          8.17          8.81          9.50
Jan 2007       22      8.06      8.83      8.83       7.23          7.90          8.54          9.50
Feb 2007       23      8.07      8.87      8.87       7.23          7.91          8.57          9.50
Mar 2007       24      8.93     10.29     10.29       8.01          8.76          9.87          9.87
Apr 2007       25      8.07      9.51      9.51       7.23          7.91          9.09          9.50
May 2007       26      8.34      9.83      9.83       7.47          8.18          9.39          9.50
Jun 2007       27      8.07      9.63      9.63       7.23          7.91          9.19          9.50
Jul 2007       28      8.36     10.00     10.00       7.47          8.20          9.54          9.54
Aug 2007       29      8.11      9.70      9.70       7.23          7.94          9.25          9.50
Sep 2007       30      8.22     10.27     10.27       7.23          8.04          9.71          9.71
Oct 2007       31      8.50     10.85     10.85       7.47          8.31         10.22         10.22
Nov 2007       32      8.24     10.53     10.53       7.23          8.06          9.92          9.92
Dec 2007       33      8.59     11.08     11.08       7.47          8.38         10.42         10.42
Jan 2008       34      8.31     10.74     10.74       7.23          8.11         10.10         10.10
Feb 2008       35      8.31     10.76     10.76       7.23          8.11         10.11         10.11
Mar 2008       36      8.88     12.02     12.02       7.73          8.67         11.23         11.23
Apr 2008       37      8.31     11.45     11.45       7.23          8.11         10.67         10.67
May 2008       38      8.59     11.85     11.85       7.47          8.38         11.04         11.04
Jun 2008       39      8.31     11.61     11.61       7.23          8.11         10.80         10.80
Jul 2008       40      8.59     12.02     12.02       7.47          8.38         11.18         11.18
Aug 2008       41      8.31     11.64     11.64       7.23          8.11         10.83         10.83
Sep 2008       42      8.31     11.87     11.87       7.23          8.11         11.02         11.02
Oct 2008       43      8.59     12.32     12.32       7.47          8.39         11.44         11.44
Nov 2008       44      8.31     11.94     11.94       7.23          8.12         11.09         11.09
Dec 2008       45      8.59     12.36     12.36       7.48          8.39         11.48         11.48
Jan 2009       46      8.31     11.98     11.98       7.23          8.12         11.13         11.13
Jan 2009       47      8.31     12.02     12.02       7.23          8.12         11.17         11.17
Feb 2009       48      9.21     13.37     13.37       8.01          8.99         12.42         12.42
Mar 2009       49      8.31     12.08     12.08       7.23          8.13         11.23         11.23
Apr 2009       50      8.60     12.50     12.50       7.48          8.40         11.63         11.63
May 2009       51      8.32     12.14     12.14       7.24          8.13         11.30         11.30
Jun 2009       52      8.60     12.57     12.57       7.48          8.41         11.71         11.71
Jul 2009       53      8.33     12.21     12.21       7.24          8.15         11.38         11.38
Aug 2009       54      8.33     12.24     12.24       7.24          8.15         11.42         11.42
Sep 2009       55      8.62     12.67     12.67       7.48          8.44         11.83         11.83
Oct 2009       56      8.37     12.30     12.30       7.24          8.19         11.50         11.50
Nov 2009       57      8.66     12.72     12.72       7.48          8.48         11.91         11.91
Dec 2009       58      8.38     12.31     12.31       7.24          8.21         11.55         11.55
Jan 2010       59      8.38     12.31     12.31       7.24          8.21         11.57         11.57
Feb 2010       60      9.28     13.63     13.63       8.01          9.10         12.84         12.84
Mar 2010       61      8.38     12.32     12.32       7.24          8.22         11.62         11.62
Apr 2010       62      8.66     12.74     12.74       7.48          8.51         12.05         12.05
May 2010       63      8.38     12.33     12.33       7.24          8.24         11.70         11.70
Jun 2010       64      8.66     12.75     12.75       7.48          8.52         12.12         12.12
Jul 2010       65      8.38     12.34     12.34       7.24          8.25         11.77         11.77
Aug 2010       66      8.38     12.34     12.34       7.24          8.26         11.81         11.81
Sep 2010       67      8.66     12.76     12.76       7.48          8.55         12.26         12.26
Oct 2010       68      8.38     12.36     12.36       7.24          8.28         11.92         11.92
Nov 2010       69      8.66     12.77     12.77       7.48          8.57         12.38         12.38
Dec 2010       70      8.38     12.36     12.36       7.24          8.31         12.04         12.04
Jan 2011       71      8.38     12.37     12.37       7.24          8.32         12.11         12.11

(1) Assumes that the 1 month LIBOR, 6 month LIBOR, and 1 year LIBOR remain at 2.8500%, 3.3675% and 3.8100% respectively and the cashflows are run at the pricing speed to call.

(2) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00%.

(3) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the related Yield Maintenance Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities [LOGO](TM)

                                 CBASS 2005-CB2
                            Collateral Summary Report

              Number     Aggregate       Percent
                of        Current        of Loans       W.A.                 W.A.        W.A.       W.A.       W.A.
             Mortgage    Principal     by Principal    Gross      W.A.      Initial    Periodic    Maximum    Minimum      W.A.
PRODTYPE      Loans       Balance        Balance       Coupon    Margins     Caps        Caps       Rate       Rate      Roll Term
----------   --------   ------------   ------------    ------    -------    -------    --------    -------    -------    ---------
2YR ARM         1,340   $190,065,536          57.76%    7.618%     5.925%     2.482%      1.012%    13.651%     7.421%          16
2YR ARM IO        244     74,376,927          22.60     6.548      5.753      3.019       1.016     12.746      6.308           18
3YR ARM           251     34,070,578          10.35     7.576      5.761      2.565       1.105     13.713      7.063           25
3YR ARM IO         43     13,361,590           4.06     6.106      5.008      2.780       1.167     12.185      5.371           30
5YR ARM IO         29      7,893,194           2.40     5.931      3.767      4.645       1.410     11.872      3.768           52
5YR ARM            24      6,256,574           1.90     6.371      5.074      3.423       1.143     12.255      5.190           54
1YR ARM            14      2,316,475           0.70     7.264      5.163      1.845       1.750     12.878      5.362            4
6 mo ARM            3        718,584           0.22     6.593      6.382      1.542       1.000     12.593      6.593            2
----------   --------   ------------   ------------    ------    -------    -------    --------    -------    -------    ---------
Total:          1,948   $329,059,459         100.00%    7.241%     5.761%     2.687%      1.046%    13.316%     6.903%          19


                                      W.A.
             W.A.    W.A.     W.A.   Current
PRODTYPE     Age    IO Term   FICO     LTV      Avg Balance
----------   ----   -------   ----   -------    -----------
2YR ARM        10         0    600     82.18%       141,840
2YR ARM IO      6        60    664     80.92        304,823
3YR ARM        15         0    599     82.18        135,739
3YR ARM IO      6        53    654     80.66        310,735
5YR ARM IO      8        74    679     77.30        272,179
5YR ARM         6         0    633     77.97        260,691
1YR ARM        20         0    586     78.76        165,462
6 mo ARM        4         0    642     83.37        239,528
----------   ----   -------   ----   -------    -----------
Total:         10        17    620     81.62%       168,922

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

Banc of America Securities [LOGO](TM)

                                 CBASS 2005-CB2
                            Collateral Summary Report

              Number     Aggregate       Percent
                of        Current        of Loans       W.A.                 W.A.        W.A.       W.A.       W.A.
             Mortgage    Principal     by Principal    Gross      W.A.      Initial    Periodic    Maximum    Minimum      W.A.
PRODTYPE      Loans       Balance        Balance       Coupon    Margins     Caps        Caps       Rate       Rate      Roll Term
----------   --------   ------------   ------------    ------    -------    -------    --------    -------    -------    ---------
2YR ARM         1,340   $190,065,536          57.76%    7.618%     5.925%     2.482%      1.012%    13.651%     7.421%          16
2YR ARM IO        244     74,376,927          22.60     6.548      5.753      3.019       1.016     12.746      6.308           18
3YR ARM           251     34,070,578          10.35     7.576      5.761      2.565       1.105     13.713      7.063           25
3YR ARM IO         43     13,361,590           4.06     6.106      5.008      2.780       1.167     12.185      5.371           30
5YR ARM IO         29      7,893,194           2.40     5.931      3.767      4.645       1.410     11.872      3.768           52
5YR ARM            24      6,256,574           1.90     6.371      5.074      3.423       1.143     12.255      5.190           54
1YR ARM            14      2,316,475           0.70     7.264      5.163      1.845       1.750     12.878      5.362            4
6 mo ARM            3        718,584           0.22     6.593      6.382      1.542       1.000     12.593      6.593            2
----------   --------   ------------   ------------    ------    -------    -------    --------    -------    -------    ---------
Total:          1,948   $329,059,459         100.00%    7.241%     5.761%     2.687%      1.046%    13.316%     6.903%          19


                                      W.A.
             W.A.    W.A.     W.A.   Current
PRODTYPE     Age    IO Term   FICO     LTV      Avg Balance
----------   ----   -------   ----   -------    -----------
2YR ARM        10         0    600     82.18%       141,840
2YR ARM IO      6        60    664     80.92        304,823
3YR ARM        15         0    599     82.18        135,739
3YR ARM IO      6        53    654     80.66        310,735
5YR ARM IO      8        74    679     77.30        272,179
5YR ARM         6         0    633     77.97        260,691
1YR ARM        20         0    586     78.76        165,462
6 mo ARM        4         0    642     83.37        239,528
----------   ----   -------   ----   -------    -----------
Total:         10        17    620     81.62%       168,922

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

CBASS 2005-CB2


--------------------
FICO & Documentation
---------------------------------------------------------------------------------------------------------------------------------
FICO Score      Full Doc    Stated Doc    Limited Doc    Alternative Doc    Streamlined Doc    No Doc    All Docs    Avg Prin Bal
---------------------------------------------------------------------------------------------------------------------------------
Not Available        0.0%          0.0%           0.0%               0.0%               0.0%      0.0%        0.0%           0.00
499 or less          3.5%          1.0%           0.0%               0.1%               0.0%      0.0%        4.6%     145,588.18
500 - 549            8.3%          2.8%           0.3%               0.0%               0.0%      0.1%       11.5%     118,171.48
550 - 599           15.1%          4.9%           0.8%               0.2%               0.0%      0.4%       21.3%     144,057.34
600 - 649           15.0%          8.5%           1.5%               0.2%               0.1%      0.5%       25.7%     151,422.54
650 - 699            8.6%          8.6%           0.5%               0.3%               3.4%      1.1%       22.4%     171,837.49
700 - 749            3.2%          5.2%           0.0%               0.0%               2.1%      0.4%       11.0%     179,517.70
750 - 799            1.2%          1.1%           0.1%               0.2%               0.6%      0.3%        3.4%     159,202.41
800 - 849            0.0%          0.1%           0.0%               0.0%               0.0%      0.0%        0.1%      68,532.23
---------------------------------------------------------------------------------------------------------------------------------
Total:              55.0%         32.0%           3.1%               0.9%               6.3%      2.7%      100.0%     151,369.75
---------------------------------------------------------------------------------------------------------------------------------


----------------------------
FICO Score      Current LTV
----------------------------
Not Available           0.0%
499 or less            76.9%
500 - 549              78.4%
550 - 599              81.7%
600 - 649              83.6%
650 - 699              82.3%
700 - 749              82.3%
750 - 799              79.9%
800 - 849              74.9%
----------------------------
Total:                 81.7%
----------------------------


----------
LTV & FICO
--------------------------------------------------------------------------------------------------------------------------
Current LTV          Fico NA    499 or less    500 - 549    550 - 599    600 - 649    650 - 699    700 - 749    750 - 799
--------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00             0.0%           0.1%         0.4%         0.2%         0.4%         0.2%         0.1%         0.2%
50.01 - 55.00            0.0%           0.2%         0.1%         0.2%         0.2%         0.1%         0.2%         0.0%
55.01 - 60.00            0.0%           0.1%         0.5%         0.6%         0.4%         0.1%         0.3%         0.0%
60.01 - 65.00            0.0%           0.2%         0.5%         0.9%         0.5%         0.8%         0.3%         0.2%
65.01 - 70.00            0.0%           0.3%         0.7%         1.1%         0.9%         1.0%         0.2%         0.0%
70.01 - 75.00            0.0%           0.9%         1.8%         1.8%         1.8%         1.2%         0.5%         0.2%
75.01 - 80.00            0.0%           1.2%         2.6%         5.1%         7.1%         9.9%         5.3%         1.9%
80.01 - 85.00            0.0%           0.8%         2.1%         3.6%         2.4%         1.4%         0.2%         0.1%
85.01 - 90.00            0.0%           0.3%         1.8%         3.9%         5.7%         2.9%         1.6%         0.3%
90.01 - 95.00            0.0%           0.2%         0.7%         3.3%         5.4%         3.5%         1.6%         0.2%
95.01 - 100.00           0.0%           0.2%         0.4%         0.6%         1.0%         1.1%         0.6%         0.2%
100.01 or greater        0.0%           0.0%         0.0%         0.0%         0.1%         0.1%         0.0%         0.0%
--------------------------------------------------------------------------------------------------------------------------
Total:                   0.0%           4.6%        11.5%        21.3%        25.7%        22.4%        11.0%         3.4%
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Current LTV          800 - 849    Total    Avg Prin Bal   WAC     Gross Margin
-------------------------------------------------------------------------------
0.01 - 50.00               0.0%     1.6%    105,861.61   7.598%          5.872%
50.01 - 55.00              0.0%     1.1%    116,127.53   7.395%          6.051%
55.01 - 60.00              0.0%     2.0%    153,648.58   7.169%          5.125%
60.01 - 65.00              0.0%     3.4%    160,847.47   7.252%          5.308%
65.01 - 70.00              0.0%     4.2%    158,125.75   7.456%          5.719%
70.01 - 75.00              0.0%     8.3%    172,246.54   7.335%          5.746%
75.01 - 80.00              0.0%    33.1%    192,028.22   6.975%          5.693%
80.01 - 85.00              0.0%    10.6%    130,638.12   7.725%          6.085%
85.01 - 90.00              0.0%    16.5%    135,324.86   7.439%          5.774%
90.01 - 95.00              0.0%    14.9%    164,719.47   7.409%          5.762%
95.01 - 100.00             0.0%     4.2%     70,181.20   9.357%          6.444%
100.01 or greater          0.0%     0.1%     62,793.75   9.864%          0.000%
-------------------------------------------------------------------------------
Total:                     0.1%   100.0%    151,369.75   7.377%          5.761%
-------------------------------------------------------------------------------




-------------------
Prin Balance & FICO
--------------------------------------------------------------------------------------------------------------------------
Prin Balance         Fico NA    499 or less    500 - 549    550 - 599    600 - 649    650 - 699    700 - 749    750 - 799
--------------------------------------------------------------------------------------------------------------------------
1 - 50,000               0.0%           0.2%         1.0%         1.3%         1.2%         0.9%         0.3%         0.2%
50,001 - 100,000         0.0%           0.6%         2.3%         2.9%         3.6%         2.2%         1.1%         0.3%
100,001 - 150,000        0.0%           0.7%         1.9%         3.0%         3.0%         2.0%         0.7%         0.4%
150,001 - 200,000        0.0%           0.7%         1.9%         2.3%         2.9%         2.5%         1.1%         0.4%
200,001 - 250,000        0.0%           0.7%         1.0%         2.4%         3.0%         2.5%         1.5%         0.2%
250,001 - 300,000        0.0%           0.7%         0.9%         2.4%         2.6%         3.1%         1.6%         0.5%
300,001 - 350,000        0.0%           0.3%         1.3%         2.0%         2.7%         2.1%         1.0%         0.2%
350,001 - 400,000        0.0%           0.2%         0.3%         1.8%         2.5%         1.7%         1.0%         0.4%
400,001 - 450,000        0.0%           0.2%         0.1%         1.1%         1.6%         1.4%         1.2%         0.1%
450,001 - 500,000        0.0%           0.1%         0.4%         1.1%         0.7%         0.9%         0.6%         0.2%
500,001 - 550,000        0.0%           0.3%         0.3%         0.1%         0.5%         1.1%         0.4%         0.0%
550,001 - 600,000        0.0%           0.0%         0.3%         0.3%         0.6%         0.6%         0.1%         0.3%
600,001 - 650,000        0.0%           0.0%         0.0%         0.5%         0.6%         0.5%         0.0%         0.0%
650,001 - 700,000        0.0%           0.0%         0.0%         0.2%         0.0%         0.3%         0.0%         0.0%
750,001 - 800,000        0.0%           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.2%
800,001 or greater       0.0%           0.0%         0.0%         0.0%         0.2%         0.7%         0.2%         0.0%
--------------------------------------------------------------------------------------------------------------------------
Total:                   0.0%           4.6%        11.5%        21.3%        25.7%        22.4%        11.0%         3.4%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prin Balance         800 - 849    Total    Current LTV     WAC     Gross Margin
--------------------------------------------------------------------------------
1 - 50,000                 0.0%     5.0%          81.5%   9.194%          5.499%
50,001 - 100,000           0.0%    13.0%          83.2%   8.479%          5.841%
100,001 - 150,000          0.0%    11.6%          83.3%   7.856%          5.831%
150,001 - 200,000          0.0%    11.8%          80.7%   7.397%          5.893%
200,001 - 250,000          0.0%    11.3%          82.0%   7.063%          5.805%
250,001 - 300,000          0.0%    12.0%          81.4%   6.968%          5.973%
300,001 - 350,000          0.0%     9.8%          82.4%   6.932%          5.638%
350,001 - 400,000          0.0%     7.8%          83.8%   6.901%          5.681%
400,001 - 450,000          0.0%     5.6%          84.9%   6.964%          5.786%
450,001 - 500,000          0.0%     4.0%          79.2%   6.750%          5.685%
500,001 - 550,000          0.0%     2.6%          77.5%   6.835%          6.002%
550,001 - 600,000          0.0%     2.1%          76.8%   6.259%          5.504%
600,001 - 650,000          0.0%     1.6%          78.5%   6.545%          5.600%
650,001 - 700,000          0.0%     0.5%          81.7%   6.395%          5.928%
750,001 - 800,000          0.0%     0.2%          64.8%   5.375%          0.000%
800,001 or greater         0.0%     1.1%          63.0%   5.571%          3.474%
--------------------------------------------------------------------------------
Total:                     0.1%   100.0%          81.7%   7.377%          5.761%
--------------------------------------------------------------------------------


-------------------------
Prepayment Penalty & FICO
-------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   Fico NA    499 or less    500 - 549    550 - 599    600 - 649    650 - 699    700 - 749    750 - 799
-------------------------------------------------------------------------------------------------------------------------------
0                             0.0%           0.9%         3.4%         4.4%         5.3%         5.8%         3.3%         1.2%
12                            0.0%           0.0%         0.5%         1.1%         1.8%         1.3%         1.0%         0.3%
24                            0.0%           2.6%         6.0%        11.7%        12.9%        10.8%         4.7%         1.4%
30                            0.0%           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
36                            0.0%           1.0%         1.6%         3.9%         5.5%         4.0%         1.8%         0.5%
60                            0.0%           0.0%         0.1%         0.2%         0.2%         0.6%         0.2%         0.1%
-------------------------------------------------------------------------------------------------------------------------------
Total:                        0.0%           4.6%        11.5%        21.3%        25.7%        22.4%        11.0%         3.4%
-------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Prepayment Penalty Term   800 - 849    Total    Current LTV     WAC     Gross Margin    Avg Prin Bal
----------------------------------------------------------------------------------------------------
0                               0.0%    24.4%          80.1%   7.690%          5.162%     120,440.25
12                              0.0%     5.9%          82.3%   7.143%          5.880%     223,161.46
24                              0.0%    50.1%          82.1%   7.260%          5.947%     175,310.24
30                              0.0%     0.0%           0.0%   0.000%          0.000%           0.00
36                              0.0%    18.3%          83.2%   7.421%          5.806%     132,629.91
60                              0.0%     1.3%          77.2%   6.458%          4.740%     161,938.70
----------------------------------------------------------------------------------------------------
Total:                          0.1%   100.0%          81.7%   7.377%          5.761%     151,369.75
----------------------------------------------------------------------------------------------------


------------------
Mortg Rates & FICO
-------------------------------------------------------------------------------------------------------------------------------
Mortg Rates               Fico NA    499 or less    500 - 549    550 - 599    600 - 649    650 - 699    700 - 749    750 - 799
-------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                 0.0%           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
4.000 - 4.499                 0.0%           0.1%         0.0%         0.0%         0.0%         0.2%         0.0%         0.0%
4.500 - 4.999                 0.0%           0.0%         0.0%         0.0%         0.1%         0.6%         0.7%         0.1%
5.000 - 5.499                 0.0%           0.0%         0.0%         0.0%         0.2%         0.9%         0.5%         0.5%
5.500 - 5.999                 0.0%           0.0%         0.0%         0.5%         3.1%         3.6%         1.7%         0.4%
6.000 - 6.499                 0.0%           0.0%         0.3%         1.1%         2.9%         4.3%         2.5%         0.8%
6.500 - 6.999                 0.0%           0.2%         0.9%         4.2%         5.7%         5.9%         2.4%         1.0%
7.000 - 7.499                 0.0%           0.1%         1.0%         3.7%         3.3%         2.0%         1.2%         0.2%
7.500 - 7.999                 0.0%           0.7%         3.0%         5.6%         4.7%         2.0%         1.0%         0.1%
8.000 - 8.499                 0.0%           0.7%         1.8%         1.9%         2.3%         0.8%         0.4%         0.1%
8.500 - 8.999                 0.0%           0.8%         1.6%         2.1%         1.1%         0.5%         0.1%         0.0%
9.000 - 9.499                 0.0%           0.8%         1.0%         0.8%         0.3%         0.2%         0.1%         0.0%
9.500 - 9.999                 0.0%           0.6%         0.9%         0.4%         0.6%         0.5%         0.2%         0.0%
10.000 - 10.499               0.0%           0.3%         0.3%         0.3%         0.3%         0.2%         0.1%         0.0%
10.500 - 10.999               0.0%           0.2%         0.3%         0.2%         0.5%         0.3%         0.1%         0.0%
11.000 - 11.499               0.0%           0.1%         0.1%         0.1%         0.2%         0.1%         0.0%         0.0%
11.500 - 11.999               0.0%           0.1%         0.1%         0.2%         0.1%         0.1%         0.0%         0.0%
12.000 - 12.499               0.0%           0.0%         0.1%         0.0%         0.1%         0.0%         0.0%         0.0%
12.500 - 12.999               0.0%           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
13.000 - 13.499               0.0%           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
13.500 - 13.999               0.0%           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
14.500 - 14.999               0.0%           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
-------------------------------------------------------------------------------------------------------------------------------
Total:                        0.0%           4.6%        11.5%        21.3%        25.7%        22.4%        11.0%         3.4%
-------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Mortg Rates               800 - 849    Total    Current LTV     WAC      Gross Margin    Avg Prin Bal
-----------------------------------------------------------------------------------------------------
3.500 - 3.999                   0.0%     0.0%          98.7%    3.750%          0.000%      22,808.96
4.000 - 4.499                   0.0%     0.2%          82.2%    4.000%          2.373%     284,870.82
4.500 - 4.999                   0.0%     1.6%          69.3%    4.775%          2.636%     431,011.56
5.000 - 5.499                   0.0%     2.3%          74.7%    5.243%          4.290%     323,694.67
5.500 - 5.999                   0.0%     9.4%          78.9%    5.819%          5.198%     253,998.59
6.000 - 6.499                   0.0%    11.8%          80.7%    6.259%          5.608%     235,546.28
6.500 - 6.999                   0.0%    20.3%          82.1%    6.750%          5.738%     212,315.18
7.000 - 7.499                   0.0%    11.4%          83.4%    7.215%          5.881%     164,958.80
7.500 - 7.999                   0.0%    17.1%          83.6%    7.726%          6.042%     160,084.84
8.000 - 8.499                   0.0%     8.0%          84.7%    8.194%          6.122%     109,399.69
8.500 - 8.999                   0.0%     6.3%          80.2%    8.727%          6.264%     103,665.42
9.000 - 9.499                   0.0%     3.3%          78.4%    9.221%          6.388%      94,315.70
9.500 - 9.999                   0.0%     3.3%          81.2%    9.721%          6.444%      81,752.92
10.000 - 10.499                 0.0%     1.5%          82.0%   10.221%          6.133%      74,740.59
10.500 - 10.999                 0.0%     1.6%          87.7%   10.714%          6.423%      60,796.11
11.000 - 11.499                 0.0%     0.6%          83.1%   11.203%          6.858%      71,814.57
11.500 - 11.999                 0.0%     0.6%          84.2%   11.752%          7.228%      48,753.15
12.000 - 12.499                 0.0%     0.2%          91.4%   12.131%          7.375%      43,321.86
12.500 - 12.999                 0.0%     0.1%          77.3%   12.685%          7.392%      47,605.81
13.000 - 13.499                 0.0%     0.2%          91.6%   13.134%          6.893%      44,614.89
13.500 - 13.999                 0.0%     0.1%          85.4%   13.780%          8.125%      27,519.07
14.500 - 14.999                 0.0%     0.0%         101.0%   14.750%          0.000%      34,057.22
-----------------------------------------------------------------------------------------------------
Total:                          0.1%   100.0%          81.7%    7.377%          5.761%     151,369.75
-----------------------------------------------------------------------------------------------------


-----------------
Mortg Rates & LTV
-------------------------------------------------------------------------------------------------------------------------
Mortg Rates       LTV 0.01 - 50.00    50.01 - 60.00    60.01 - 70.00    70.01 - 80.00    80.01 - 90.00    90.01 - 100.00
-------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                  0.0%             0.0%             0.0%             0.0%             0.0%              0.0%
4.000 - 4.499                  0.0%             0.0%             0.0%             0.2%             0.1%              0.0%
4.500 - 4.999                  0.0%             0.3%             0.6%             0.6%             0.0%              0.0%
5.000 - 5.499                  0.2%             0.0%             0.3%             1.6%             0.1%              0.1%
5.500 - 5.999                  0.1%             0.4%             0.6%             6.3%             1.4%              0.6%
6.000 - 6.499                  0.1%             0.4%             0.6%             6.8%             2.5%              1.4%
6.500 - 6.999                  0.2%             0.4%             1.6%             9.0%             5.5%              3.7%
7.000 - 7.499                  0.4%             0.3%             0.5%             3.2%             3.9%              3.1%
7.500 - 7.999                  0.1%             0.3%             1.3%             5.9%             5.3%              4.1%
8.000 - 8.499                  0.1%             0.1%             0.3%             1.9%             3.7%              1.8%
8.500 - 8.999                  0.1%             0.3%             0.7%             2.4%             1.8%              1.1%
9.000 - 9.499                  0.2%             0.1%             0.2%             1.3%             0.9%              0.5%
9.500 - 9.999                  0.0%             0.2%             0.4%             1.3%             0.7%              0.7%
10.000 - 10.499                0.0%             0.0%             0.2%             0.5%             0.4%              0.3%
10.500 - 10.999                0.1%             0.0%             0.1%             0.2%             0.4%              0.8%
11.000 - 11.499                0.0%             0.0%             0.1%             0.1%             0.2%              0.2%
11.500 - 11.999                0.0%             0.1%             0.0%             0.1%             0.0%              0.3%
12.000 - 12.499                0.0%             0.0%             0.0%             0.0%             0.0%              0.1%
12.500 - 12.999                0.0%             0.0%             0.0%             0.0%             0.0%              0.0%
13.000 - 13.499                0.0%             0.0%             0.0%             0.0%             0.0%              0.1%
13.500 - 13.999                0.0%             0.0%             0.0%             0.0%             0.0%              0.0%
14.500 - 14.999                0.0%             0.0%             0.0%             0.0%             0.0%              0.0%
-------------------------------------------------------------------------------------------------------------------------
Total:                         1.6%             3.0%             7.6%            41.4%            27.1%             19.1%
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Mortg Rates       100.01 - 110.00    110.01 - 120.00    120.01 - 130.00    Total    FICO   Gross Margin    Avg Prin Bal
-----------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                 0.0%               0.0%               0.0%     0.0%    771          0.000%      22,808.96
4.000 - 4.499                 0.0%               0.0%               0.0%     0.2%    630          2.373%     284,870.82
4.500 - 4.999                 0.0%               0.0%               0.0%     1.6%    687          2.636%     431,011.56
5.000 - 5.499                 0.0%               0.0%               0.0%     2.3%    693          4.290%     323,694.67
5.500 - 5.999                 0.0%               0.0%               0.0%     9.4%    666          5.198%     253,998.59
6.000 - 6.499                 0.0%               0.0%               0.0%    11.8%    667          5.608%     235,546.28
6.500 - 6.999                 0.0%               0.0%               0.0%    20.3%    644          5.738%     212,315.18
7.000 - 7.499                 0.0%               0.0%               0.0%    11.4%    622          5.881%     164,958.80
7.500 - 7.999                 0.0%               0.0%               0.0%    17.1%    597          6.042%     160,084.84
8.000 - 8.499                 0.1%               0.0%               0.0%     8.0%    589          6.122%     109,399.69
8.500 - 8.999                 0.0%               0.0%               0.0%     6.3%    568          6.264%     103,665.42
9.000 - 9.499                 0.0%               0.0%               0.0%     3.3%    556          6.388%      94,315.70
9.500 - 9.999                 0.0%               0.0%               0.0%     3.3%    580          6.444%      81,752.92
10.000 - 10.499               0.0%               0.0%               0.0%     1.5%    582          6.133%      74,740.59
10.500 - 10.999               0.0%               0.0%               0.0%     1.6%    603          6.423%      60,796.11
11.000 - 11.499               0.0%               0.0%               0.0%     0.6%    591          6.858%      71,814.57
11.500 - 11.999               0.0%               0.0%               0.0%     0.6%    579          7.228%      48,753.15
12.000 - 12.499               0.0%               0.0%               0.0%     0.2%    596          7.375%      43,321.86
12.500 - 12.999               0.0%               0.0%               0.0%     0.1%    605          7.392%      47,605.81
13.000 - 13.499               0.0%               0.0%               0.0%     0.2%    616          6.893%      44,614.89
13.500 - 13.999               0.0%               0.0%               0.0%     0.1%    574          8.125%      27,519.07
14.500 - 14.999               0.0%               0.0%               0.0%     0.0%    686          0.000%      34,057.22
-----------------------------------------------------------------------------------------------------------------------
Total:                        0.1%               0.0%               0.0%   100.0%    623          5.761%     151,369.75
-----------------------------------------------------------------------------------------------------------------------


*All LTVs are Current Combined LTVs

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


1. Credit Score Range

------------------------------------------------------------------------------------------------------------------------
Credit Score Range      Full Doc        Stated Doc      Limited Doc    Alternative Doc   Streamlined Doc      No Doc
------------------------------------------------------------------------------------------------------------------------
Not Available                  0.00             0.00               0              0.00                 0            0.00
1 - 499               14,003,278.52     3,837,150.53       60,012.01        415,038.35        174,219.07            0.00
500 - 549             33,602,552.93    11,281,768.19    1,259,889.04        128,430.27                 0      286,924.29
550 - 599             61,026,409.92    19,695,562.45    3,096,195.27        610,011.28         28,810.96    1,545,241.51
600 - 649             60,722,732.90    34,115,488.64    5,993,814.60        622,485.09        337,500.00    2,083,838.01
650 - 699             34,638,229.57    34,720,760.27    1,824,050.35      1,184,689.54     13,778,370.72    4,240,417.23
700 - 749             12,998,362.87    20,818,166.68       76,996.99         30,720.82      8,623,035.90    1,793,589.06
750 - 799              4,824,199.46     4,394,090.10      271,072.58        764,345.87      2,422,140.00    1,015,559.25
800 - 849                      0.00       205,596.68               0                 0                 0            0.00
------------------------------------------------------------------------------------------------------------------------
Total:               221,815,766.17   129,068,583.54   12,582,030.84      3,755,721.22     25,364,076.65   10,965,569.35
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
Credit Score Range      All Docs      Avg Prin Bal   Current LTV
----------------------------------------------------------------
Not Available                  0.00           0.00             0
1 - 499               18,489,698.48     145,588.18         76.94
500 - 549             46,559,564.72     118,171.48         78.39
550 - 599             86,002,231.39     144,057.34         81.74
600 - 649            103,875,859.24     151,422.54          83.6
650 - 699             90,386,517.68     171,837.49         82.33
700 - 749             44,340,872.32     179,517.70          82.3
750 - 799             13,691,407.26     159,202.41         79.93
800 - 849                205,596.68      68,532.23         74.94
----------------------------------------------------------------
Total:               403,551,747.77     151,369.75         81.74
----------------------------------------------------------------


2. Current Loan-to-Value Ratio (%)

--------------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio (%)   Fico NA    499 or less      500 - 549       550 - 599       600 - 649        650 - 699
--------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                         0.00      506,289.55    1,581,005.54      789,638.08     1,515,198.21      955,675.67
50.01 - 55.00                        0.00      906,289.68      416,374.38      962,397.76       894,548.84      471,114.30
55.01 - 60.00                        0.00      246,095.30    1,955,104.29    2,463,476.98     1,574,143.27      444,765.86
60.01 - 65.00                        0.00      962,760.25    2,041,750.53    3,531,505.20     1,926,434.03    3,246,193.25
65.01 - 70.00                        0.00    1,384,700.07    2,957,098.72    4,475,294.96     3,644,192.00    3,956,066.64
70.01 - 75.00                        0.00    3,580,649.02    7,267,820.02    7,367,554.72     7,301,368.73    4,965,362.54
75.01 - 80.00                        0.00    5,015,895.37   10,451,960.29   20,422,199.49    28,638,450.05   40,006,916.18
80.01 - 85.00                        0.00    3,233,846.15    8,364,402.88   14,368,383.55     9,521,726.52    5,674,631.71
85.01 - 90.00                        0.00    1,196,114.13    7,115,410.76   15,665,078.12    22,952,394.05   11,856,680.82
90.01 - 95.00                        0.00      660,001.95    2,789,251.41   13,421,053.66    21,764,749.27   14,068,557.54
95.01 - 100.00                       0.00      797,057.01    1,520,060.13    2,535,648.87     3,929,374.51    4,527,963.91
100.01 or greater                    0.00            0.00       99,325.77            0.00       213,279.76      212,589.26
--------------------------------------------------------------------------------------------------------------------------
Total:                               0.00   18,489,698.48   46,559,564.72   86,002,231.39   103,875,859.24   90,386,517.68
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio (%)     700 - 749       750 - 799     800 - 849        Total        Avg Prin Bal    WAC    Gross Margin
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                         314,941.65      688,947.61         0.00     6,351,696.31     105,861.61   7.598          5.872
50.01 - 55.00                        626,812.59       19,181.11            0     4,296,718.66     116,127.53   7.395          6.051
55.01 - 60.00                      1,216,140.40            0.00    90,000.00     7,989,726.10     153,648.58   7.169          5.125
60.01 - 65.00                      1,199,045.77      764,345.87            0    13,672,034.90     160,847.47   7.252          5.308
65.01 - 70.00                        660,228.13            0.00         0.00    17,077,580.52     158,125.75   7.456          5.719
70.01 - 75.00                      2,171,424.80      933,895.14            0    33,588,074.97     172,246.54   7.335          5.746
75.01 - 80.00                     21,388,651.58    7,727,569.63         0.00   133,651,642.59     192,028.22   6.975          5.693
80.01 - 85.00                      1,006,928.29      475,951.67    72,793.15    42,718,663.92     130,638.12   7.725          6.085
85.01 - 90.00                      6,569,878.10    1,224,275.15            0    66,579,831.13     135,324.86   7.439          5.774
90.01 - 95.00                      6,623,834.39      959,879.43         0.00    60,287,327.65     164,719.47   7.409          5.762
95.01 - 100.00                     2,562,986.62      857,412.67    42,803.53    16,773,307.25      70,181.20   9.357          6.444
100.01 or greater                          0.00       39,948.98            0       565,143.77      62,793.75   9.864              0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            44,340,872.32   13,691,407.26   205,596.68   403,551,747.77     151,369.75   7.377          5.761
-----------------------------------------------------------------------------------------------------------------------------------


3. Principal Balance

--------------------------------------------------------------------------------------------------------------------------
Principal Balance                 Fico NA    499 or less      500 - 549       550 - 599       600 - 649        650 - 699
--------------------------------------------------------------------------------------------------------------------------
1 - 50,000                           0.00      644,440.26    3,982,488.07    5,311,929.99     4,694,065.53    3,465,343.31
50,001 - 100,000                     0.00    2,508,598.45    9,220,649.70   11,593,096.39    14,521,873.09    9,025,180.19
100,001 - 150,000                    0.00    2,728,313.44    7,643,629.07   12,150,066.81    11,928,046.78    7,911,007.85
150,001 - 200,000                    0.00    2,782,519.11    7,573,455.34    9,404,016.02    11,868,429.41   10,052,288.49
200,001 - 250,000                       0    2,679,749.93    3,851,391.75    9,652,601.74    12,293,103.43   10,216,165.26
250,001 - 300,000                       0    2,721,479.34    3,779,157.03    9,735,994.82    10,570,405.02   12,649,755.19
300,001 - 350,000                       0    1,346,636.92    5,226,705.15    8,042,086.21    11,023,206.10    8,525,636.54
350,001 - 400,000                       0      754,011.99    1,109,537.26    7,354,879.08    10,055,650.05    6,715,045.01
400,001 - 450,000                       0      810,353.85      448,391.31    4,273,909.30     6,303,475.99    5,519,001.80
450,001 - 500,000                       0      461,808.50    1,495,068.97    4,245,853.70     2,840,926.61    3,816,153.31
500,001 - 550,000                       0    1,051,786.69    1,065,594.41      509,140.62     2,154,835.07    4,238,524.83
550,001 - 600,000                       0               0    1,163,496.66    1,142,694.37     2,294,607.84    2,347,354.98
600,001 - 650,000                       0               0            0.00    1,899,306.86     2,495,183.74    1,899,251.23
650,001 - 700,000                       0               0            0.00      686,655.48             0.00    1,368,513.68
750,001 - 800,000                       0               0            0.00            0.00             0.00            0.00
800,001 or greater                      0               0            0.00            0.00       832,050.58    2,637,296.01
--------------------------------------------------------------------------------------------------------------------------
Total:                               0.00   18,489,698.48   46,559,564.72   86,002,231.39   103,875,859.24   90,386,517.68
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Principal Balance                   700 - 749       750 - 799     800 - 849        Total        Current LTV     WAC    Gross Margin
-----------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                         1,265,453.11      722,645.36    42,803.53    20,129,169.16          81.49   9.194          5.499
50,001 - 100,000                   4,607,753.61    1,023,020.56   162,793.15    52,662,965.14          83.15   8.479          5.841
100,001 - 150,000                  2,894,791.52    1,682,911.29         0.00    46,938,766.76          83.28   7.856          5.831
150,001 - 200,000                  4,505,642.85    1,520,616.73         0.00    47,706,967.95           80.7   7.397          5.893
200,001 - 250,000                  5,886,429.73      911,263.57         0.00    45,490,705.41             82   7.063          5.805
250,001 - 300,000                  6,615,619.48    2,196,958.44            0    48,269,369.32          81.37   6.968          5.973
300,001 - 350,000                  4,226,709.43      970,771.24            0    39,361,751.59          82.35   6.932          5.638
350,001 - 400,000                  4,156,457.03    1,421,289.19            0    31,566,869.61          83.78   6.901          5.681
400,001 - 450,000                  4,711,158.19      412,000.00            0    22,478,290.44          84.87   6.964          5.786
450,001 - 500,000                  2,352,830.75      943,215.29            0    16,155,857.13          79.22    6.75          5.685
500,001 - 550,000                  1,575,197.53            0.00            0    10,595,079.15          77.52   6.835          6.002
550,001 - 600,000                    551,310.33    1,122,369.72            0     8,621,833.90          76.79   6.259          5.504
600,001 - 650,000                             0               0            0     6,293,741.83          78.52   6.545            5.6
650,001 - 700,000                             0               0            0     2,055,169.16          81.72   6.395          5.928
750,001 - 800,000                             0      764,345.87            0       764,345.87          64.78   5.375              0
800,001 or greater                   991,518.76               0            0     4,460,865.35          62.96   5.571          3.474
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            44,340,872.32   13,691,407.26   205,596.68   403,551,747.77          81.74   7.377          5.761
-----------------------------------------------------------------------------------------------------------------------------------


4. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   Fico NA    499 or less      500 - 549       550 - 599       600 - 649        650 - 699
------------------------------------------------------------------------------------------------------------------
0                            0.00    3,707,308.80   13,545,434.43   17,885,331.62    21,379,108.51   23,454,762.74
12                              0               0    1,868,641.86    4,578,149.49     7,220,878.13    5,073,042.02
24                              0   10,603,537.17   24,310,154.56   47,358,129.92    52,059,117.34   43,541,770.26
30                           0.00               0               0               0                0               0
36                           0.00    4,146,771.70    6,512,230.42   15,543,338.86    22,328,705.39   16,020,396.00
60                           0.00       32,080.81      323,103.45      637,281.50       888,049.87    2,296,546.66
------------------------------------------------------------------------------------------------------------------
Total:                       0.00   18,489,698.48   46,559,564.72   86,002,231.39   103,875,859.24   90,386,517.68
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term     700 - 749       750 - 799     800 - 849        Total        Current LTV    WAC    Gross Margin
--------------------------------------------------------------------------------------------------------------------------
0                         13,506,579.97    4,710,717.78    90,000.00    98,279,243.85         80.13    7.69          5.162
12                         3,992,780.45    1,144,784.63            0    23,878,276.58         82.34   7.143           5.88
24                        18,825,232.90    5,610,077.29         0.00   202,308,019.44         82.06    7.26          5.947
30                                    0               0            0             0.00             0       0              0
36                         7,144,429.34    1,930,762.46   115,596.68    73,742,230.85         83.15   7.421          5.806
60                           871,849.66      295,065.10            0     5,343,977.05         77.17   6.458           4.74
--------------------------------------------------------------------------------------------------------------------------
Total:                    44,340,872.32   13,691,407.26   205,596.68   403,551,747.77         81.74   7.377          5.761
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------
Prepayment Penalty Term   Avg Prin Bal
--------------------------------------
0                           120,440.25
12                          223,161.46
24                          175,310.24
30                                0.00
36                          132,629.91
60                          161,938.70
--------------------------------------
Total:                      151,369.75
--------------------------------------



5. Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)        Fico NA    499 or less      500 - 549       550 - 599       600 - 649        650 - 699
------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                   0               0               0               0                0            0.00
4.000 - 4.499                   0      210,381.80            0.00               0             0.00      644,230.67
4.500 - 4.999                   0      147,636.04               0            0.00       593,584.70    2,595,212.79
5.000 - 5.499                   0               0      143,855.75      191,184.37       998,971.72    3,801,037.21
5.500 - 5.999                0.00               0            0.00    2,194,546.76    12,708,672.81   14,531,865.78
6.000 - 6.499                0.00      174,219.07    1,114,965.54    4,550,978.53    11,577,393.80   17,296,940.43
6.500 - 6.999                0.00      622,985.59    3,727,140.67   16,784,276.38    23,144,931.80   23,786,995.36
7.000 - 7.499                0.00      404,362.75    3,972,425.54   14,852,973.42    13,220,945.41    7,964,670.95
7.500 - 7.999                0.00    2,770,234.77   12,022,185.89   22,550,890.43    19,010,472.85    8,083,552.84
8.000 - 8.499                0.00    2,627,335.41    7,360,571.67    7,863,491.82     9,322,996.63    3,326,440.24
8.500 - 8.999                0.00    3,369,771.14    6,631,850.58    8,517,449.12     4,588,497.59    1,949,751.49
9.000 - 9.499                0.00    3,104,623.98    4,197,513.16    3,085,931.60     1,245,227.07      989,409.11
9.500 - 9.999                0.00    2,435,309.66    3,606,198.58    1,803,133.34     2,460,224.55    2,189,032.94
10.000 - 10.499              0.00    1,286,579.60    1,037,369.40    1,357,203.88     1,016,165.94      780,627.62
10.500 - 10.999              0.00      758,638.62    1,100,361.95      731,905.26     2,031,319.09    1,134,915.29
11.000 - 11.499              0.00      201,836.24      587,004.87      324,172.59       852,932.01      475,749.53
11.500 - 11.999              0.00      253,026.38      548,590.26      838,327.27       434,458.71      372,069.58
12.000 - 12.499              0.00       25,228.07      234,663.67       55,561.27       208,182.74      116,685.43
12.500 - 12.999              0.00       82,717.19       87,544.07       25,279.28       201,239.30      118,970.79
13.000 - 13.499                 0               0      162,757.18      141,134.87       185,140.22      194,302.41
13.500 - 13.999              0.00       14,812.17       24,565.94      133,791.20        74,502.30               0
14.500 - 14.999                 0               0               0               0             0.00       34,057.22
------------------------------------------------------------------------------------------------------------------
Total:                       0.00   18,489,698.48   46,559,564.72   86,002,231.39   103,875,859.24   90,386,517.68
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)          700 - 749       750 - 799     800 - 849       Total        Current LTV    WAC     Gross Margin
--------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                         0       22,808.96           0        22,808.96         98.67     3.75              0
4.000 - 4.499                         0               0           0       854,612.47         82.24        4          2.373
4.500 - 4.999              2,777,850.68      350,889.19           0     6,465,173.40         69.33    4.775          2.636
5.000 - 5.499              2,157,505.29    2,094,591.08        0.00     9,387,145.42         74.72    5.243           4.29
5.500 - 5.999              6,856,810.29    1,807,892.23        0.00    38,099,787.87         78.87    5.819          5.198
6.000 - 6.499             10,040,258.11    3,061,140.08           0    47,815,895.56         80.65    6.259          5.608
6.500 - 6.999              9,741,547.92    4,055,780.98   90,000.00    81,953,658.70         82.13     6.75          5.738
7.000 - 7.499              4,852,360.28      920,725.25        0.00    46,188,463.60          83.4    7.215          5.881
7.500 - 7.999              4,018,474.07      307,878.29   72,793.15    68,836,482.29         83.63    7.726          6.042
8.000 - 8.499              1,512,450.95      369,022.50        0.00    32,382,309.22          84.7    8.194          6.122
8.500 - 8.999                294,868.61      149,503.72        0.00    25,501,692.25          80.2    8.727          6.264
9.000 - 9.499                435,533.32      145,960.26           0    13,204,198.50         78.42    9.221          6.388
9.500 - 9.999                616,972.06      133,102.32           0    13,243,973.45         81.18    9.721          6.444
10.000 - 10.499              446,544.64       54,756.25           0     5,979,247.33         81.95   10.221          6.133
10.500 - 10.999              498,931.90       84,715.89   42,803.53     6,383,591.53         87.74   10.714          6.423
11.000 - 11.499                    0.00            0.00        0.00     2,441,695.24         83.11   11.203          6.858
11.500 - 11.999                    0.00       39,938.30           0     2,486,410.50         84.21   11.752          7.228
12.000 - 12.499               52,828.55            0.00           0       693,149.73         91.35   12.131          7.375
12.500 - 12.999                       0       55,519.13           0       571,269.76         77.28   12.685          7.392
13.000 - 13.499               37,935.65       37,182.83           0       758,453.16         91.59   13.134          6.893
13.500 - 13.999                       0               0           0       247,671.61         85.43    13.78          8.125
14.500 - 14.999                       0               0           0        34,057.22           101    14.75              0
--------------------------------------------------------------------------------------------------------------------------
Total:                    44,340,872.32   13,691,407.26   205,596.68  403,551,747.77         81.74    7.377          5.761
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------
Mortgage Rates (%)        Avg Prin Bal
--------------------------------------
3.500 - 3.999                22,808.96
4.000 - 4.499               284,870.82
4.500 - 4.999               431,011.56
5.000 - 5.499               323,694.67
5.500 - 5.999               253,998.59
6.000 - 6.499               235,546.28
6.500 - 6.999               212,315.18
7.000 - 7.499               164,958.80
7.500 - 7.999               160,084.84
8.000 - 8.499               109,399.69
8.500 - 8.999               103,665.42
9.000 - 9.499                94,315.70
9.500 - 9.999                81,752.92
10.000 - 10.499              74,740.59
10.500 - 10.999              60,796.11
11.000 - 11.499              71,814.57
11.500 - 11.999              48,753.15
12.000 - 12.499              43,321.86
12.500 - 12.999              47,605.81
13.000 - 13.499              44,614.89
13.500 - 13.999              27,519.07
14.500 - 14.999              34,057.22
--------------------------------------
Total:                      151,369.75
--------------------------------------


6. Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)   CLTV 0.01 - 50.00   50.01 - 60.00   60.01 - 70.00   70.01 - 80.00    80.01 - 90.00    90.01 - 100.00
-------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                        0               0               0                0             0.00        22,808.96
4.000 - 4.499                     0.00               0               0       644,230.67       210,381.80             0.00
4.500 - 4.999                     0.00    1,335,147.63    2,438,643.05     2,348,484.47       147,636.04       195,262.21
5.000 - 5.499               670,117.62      175,000.00    1,133,756.02     6,458,792.57       513,285.92       436,193.29
5.500 - 5.999               433,633.13    1,543,521.23    2,479,358.33    25,480,047.96     5,664,224.70     2,499,002.52
6.000 - 6.499               578,861.67    1,576,185.00    2,350,550.32    27,467,338.72    10,205,937.48     5,637,022.37
6.500 - 6.999               709,951.63    1,495,003.84    6,513,316.77    36,201,524.34    22,285,707.16    14,748,154.96
7.000 - 7.499             1,505,097.68    1,247,737.44    2,100,069.83    13,023,411.75    15,787,691.25    12,524,455.65
7.500 - 7.999               210,443.66    1,387,509.14    5,396,422.14    23,745,959.44    21,468,903.28    16,627,244.63
8.000 - 8.499               501,581.95      451,115.76    1,110,674.09     7,688,050.53    15,032,505.39     7,291,937.35
8.500 - 8.999               375,871.14    1,126,195.88    2,737,382.65     9,591,544.46     7,282,585.82     4,388,112.30
9.000 - 9.499               800,185.08      597,771.20      972,711.30     5,302,365.13     3,491,500.44     2,039,665.35
9.500 - 9.999                31,823.41      770,524.48    1,466,489.68     5,348,972.26     2,638,987.41     2,932,604.97
10.000 - 10.499              17,349.56       98,313.62      793,818.99     1,972,143.35     1,780,193.80     1,317,428.01
10.500 - 10.999             280,471.89       72,617.92      327,024.02       872,210.94     1,479,472.91     3,351,793.85
11.000 - 11.499                   0.00      137,764.24      549,202.15       232,122.33       773,040.75       749,565.77
11.500 - 11.999             123,052.65      246,758.10      143,934.16       594,056.14       200,773.06     1,089,950.53
12.000 - 12.499                   0.00            0.00       60,077.31        59,605.76       158,985.59       414,481.07
12.500 - 12.999              32,080.81       25,279.28      142,533.94       188,976.05             0.00       142,450.70
13.000 - 13.499              56,608.49            0.00       33,650.67                0        52,820.71       573,136.97
13.500 - 13.999              24,565.94            0.00            0.00        19,880.69       123,861.54        79,363.44
14.500 - 14.999                   0.00            0.00               0                0                0                0
-------------------------------------------------------------------------------------------------------------------------
Total:                    6,351,696.31   12,286,444.76   30,749,615.42   167,239,717.56   109,298,495.05    77,060,634.90
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)   100.01 - 110.00   110.01 - 120.00   120.01 - 130.00       Total        FICO   Gross Margin   Avg Prin Bal
------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                      0                 0                 0        22,808.96    771              0      22,808.96
4.000 - 4.499                      0                 0                 0       854,612.47    630          2.373     284,870.82
4.500 - 4.999                      0                 0                 0     6,465,173.40    687          2.636     431,011.56
5.000 - 5.499                      0                 0                 0     9,387,145.42    693           4.29     323,694.67
5.500 - 5.999                      0                 0                 0    38,099,787.87    666          5.198     253,998.59
6.000 - 6.499                      0                 0                 0    47,815,895.56    667          5.608     235,546.28
6.500 - 6.999                   0.00                 0                 0    81,953,658.70    644          5.738     212,315.18
7.000 - 7.499                   0.00                 0                 0    46,188,463.60    622          5.881     164,958.80
7.500 - 7.999                   0.00              0.00              0.00    68,836,482.29    597          6.042     160,084.84
8.000 - 8.499             207,118.38         99,325.77                 0    32,382,309.22    589          6.122     109,399.69
8.500 - 8.999                   0.00              0.00                 0    25,501,692.25    568          6.264     103,665.42
9.000 - 9.499                   0.00                 0                 0    13,204,198.50    556          6.388      94,315.70
9.500 - 9.999              54,571.24                 0                 0    13,243,973.45    580          6.444      81,752.92
10.000 - 10.499                 0.00                 0                 0     5,979,247.33    582          6.133      74,740.59
10.500 - 10.999                    0                 0                 0     6,383,591.53    603          6.423      60,796.11
11.000 - 11.499                 0.00                 0                 0     2,441,695.24    591          6.858      71,814.57
11.500 - 11.999            87,885.86                 0                 0     2,486,410.50    579          7.228      48,753.15
12.000 - 12.499                    0                 0                 0       693,149.73    596          7.375      43,321.86
12.500 - 12.999            39,948.98                 0                 0       571,269.76    605          7.392      47,605.81
13.000 - 13.499            42,236.32                 0                 0       758,453.16    616          6.893      44,614.89
13.500 - 13.999                    0                 0                 0       247,671.61    574          8.125      27,519.07
14.500 - 14.999            34,057.22                 0                 0        34,057.22    686              0      34,057.22
------------------------------------------------------------------------------------------------------------------------------
Total:                    465,818.00         99,325.77              0.00   403,551,747.77    623          5.761     151,369.75
------------------------------------------------------------------------------------------------------------------------------

All average are wtg averages.

                                                            Group I         Group II           Aggregate
--------------------------------------------------------------------------------------------------------------
FICO avg                                                            620              641                   623
FICO stdev                                                          N/A              N/A                   N/A
FICO < 500 %                                                      4.98%            2.84%                 4.58%
FICO < 560 %                                                     20.69%           15.38%                19.71%
*CLTV avg                                                        81.62%           82.28%                81.74%
*CLTV >80%                                                       45.17%           51.39%                46.32%
SS CLTV                                                             N/A              N/A                   N/A
Full Doc %                                                       54.07%           58.92%                54.97%
Loan Bal avg                                                 168,921.69       103,749.71            151,369.75
DTI %                                                               N/A              N/A                   N/A
DTI >45%                                                            N/A              N/A                   N/A
Purch %                                                          47.53%           45.98%                47.24%
Cash Out %                                                       48.19%           42.83%                47.20%
Fxd %                                                             0.00%          100.00%                18.46%
3 yr ARM >= %                                                    18.71%            0.00%                15.26%
WAC avg                                                           7.241            7.975                 7.377
WAC stdev                                                           N/A              N/A                   N/A
1st Lien %                                                      100.00%           80.76%                96.45%
% Borrower Paid MI                                                0.16%            3.99%                 0.87%
CA %                                                             42.75%           25.02%                39.48%
Sng Fam %                                                        68.94%           62.85%                67.82%
Invt Prop %                                                       7.29%            9.19%                 7.64%
MH %                                                              5.07%           12.86%                 6.51%
IO %                                                             29.06%            4.54%                24.54%
2yr IO%                                                           0.77%            0.00%                 0.63%
IO non-Full Doc %                                                17.43%            3.12%                14.79%
2-4 Fam %                                                         5.52%           11.86%                 6.69%
Prim Occ %                                                       91.13%           88.92%                90.72%
<$100K Bal %                                                     14.42%           34.03%                18.04%



----------------------------------------------------------------------------------------------------------------------
Originator/ Source   WA LTV   WA *CLTV    WA SS CLTV   FICO    WAC     % Bal.    Purch %    Invt Prop %    1st Lien %
----------------------------------------------------------------------------------------------------------------------
Group I               N/A        81.62%      N/A        620    7.24%    81.54%     47.53%          7.29%       100.00%
Group II              N/A        82.28       N/A        641   7.975     18.46      45.98           9.19         80.76
----------------------------------------------------------------------------------------------------------------------
Total:                N/A        81.74%      N/A        623    7.38%   100.00%     47.24%          7.64%        96.45%
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Originator/ Source   % with S.2nds    CA%     Full Doc %     IO%     DTI%   DTI% > 45   % Borrower Paid MI
-----------------------------------------------------------------------------------------------------------
Group I                   N/A        42.75%        54.07%   29.06%   N/A       N/A                    0.16%
Group II                  N/A        25.02         58.92     4.54    N/A       N/A                    3.99
-----------------------------------------------------------------------------------------------------------
Total:                    N/A        39.48%        54.97%   24.54%   N/A       N/A                    0.87%
-----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Documentation        WALTV    WA *CLTV    WA SS CLTV   WAFICO  WAC     % Bal.    Purch %    Invt Prop %    1st Lien %
----------------------------------------------------------------------------------------------------------------------
Full                  N/A        81.77%      N/A        603    7.47%    54.97%     39.23%          7.00%        96.32%
Non-Full              N/A         81.7       N/A        648   7.266     45.03      57.02           8.43         96.61
----------------------------------------------------------------------------------------------------------------------
Total                 N/A        81.74%      N/A        623    7.38%   100.00%     47.24%          7.64%        96.45%
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Documentation        % with S.2nds    CA%     Full Doc %     IO%     DTI %   DTI% > 45   % Borrower Paid MI
------------------------------------------------------------------------------------------------------------
Full                      N/A        32.79%       100.00%   17.73%    N/A       N/A                    1.00%
Non-Full                  N/A        47.64             0    32.84     N/A       N/A                    0.71
------------------------------------------------------------------------------------------------------------
Total                     N/A        39.48%        54.97%   24.54%    N/A       N/A                    0.87%
------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
Interest Only        WALTV    WA *CLTV    WA SS CLTV   WAFICO  WAC     % Bal.    Purch %    Invt Prop %    1st Lien %
----------------------------------------------------------------------------------------------------------------------
2-yr IO               N/A        79.02%      N/A        648    6.49%     0.63%     41.94%          6.14%       100.00%
Other IO              N/A        80.48       N/A        664   6.458     23.91      62.29           1.82           100
Non-IO                N/A        82.16       N/A        610   7.675     75.46      42.52           9.50         95.29
----------------------------------------------------------------------------------------------------------------------
Total                 N/A        81.74%      N/A        623    7.38%   100.00%     47.24%          7.64%        96.45%
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Interest Only        % with S.2nds    CA%     Full Doc %     IO%      DTI %   DTI% > 45   % Borrower Paid MI
-------------------------------------------------------------------------------------------------------------
2-yr IO                   N/A        63.00%        32.03%   100.00%    N/A       N/A                    0.00%
Other IO                  N/A        67.31         39.92       100     N/A       N/A                    0.34
Non-IO                    N/A        30.46         59.92         0     N/A       N/A                    1.04
-------------------------------------------------------------------------------------------------------------
Total                     N/A        39.48%        54.97%    24.54%    N/A       N/A                    0.87%
-------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
FICO                 WALTV    WA *CLTV    WA SS CLTV   WAFICO  WAC     % Bal.    Purch %    Invt Prop %    1st Lien %
----------------------------------------------------------------------------------------------------------------------
0-499                 N/A        76.94%      N/A        483    8.82%     4.58%     16.59%          2.40%        98.25%
500-559               N/A        78.65       N/A        534   8.237     15.12      27.25           4.38          97.9
560-599               N/A        82.19       N/A        581   7.638     17.72      34.01           6.46         98.12
600-639               N/A        83.66       N/A        619   7.373     19.24       42.1           7.94         96.36
640-679               N/A        82.76       N/A        659   6.986     20.98      57.13           7.29         95.03
680>=                 N/A        81.84       N/A        717   6.662     22.35      72.69          11.93         95.17
----------------------------------------------------------------------------------------------------------------------
Total                 N/A        81.74%      N/A        623    7.38%   100.00%     47.24%          7.64%        96.45%
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
FICO                 % with S.2nds    CA%     Full Doc %     IO%      DTI %   DTI% > 45   % Borrower Paid MI
-------------------------------------------------------------------------------------------------------------
0-499                     N/A        62.15%        75.74%     0.00%    N/A       N/A                    0.79%
500-559                   N/A        31.09         72.11      2.65     N/A       N/A                    0.28
560-599                   N/A        36.25         70.77     16.51     N/A       N/A                    0.81
600-639                   N/A        35.81          63.3     22.11     N/A       N/A                    0.62
640-679                   N/A        40.19         42.45     34.98     N/A       N/A                    1.43
680>=                     N/A        45.54         31.15     43.03     N/A       N/A                       1
-------------------------------------------------------------------------------------------------------------
Total                     N/A        39.48%        54.97%    24.54%    N/A       N/A                    0.87%
-------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Low Balance          WALTV    WA *CLTV    WA SS CLTV   WAFICO  WAC     % Bal.    Purch %    Invt Prop %    1st Lien %
----------------------------------------------------------------------------------------------------------------------
<80,000               N/A        82.76%      N/A        610    8.77%    13.48%     47.32%         22.76%        81.43%
80,000-100,000        N/A        82.48       N/A        606   8.394      4.56      49.98          11.57         88.84
100,000>=             N/A        81.53       N/A        627   7.091     81.96      47.08           4.93         99.34
----------------------------------------------------------------------------------------------------------------------
Total                 N/A        81.74%      N/A        623    7.38%   100.00%     47.24%          7.64%        96.45%
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Low Balance          % with S.2nds    CA%     Full Doc %     IO%      DTI %   DTI% > 45   % Borrower Paid MI
-------------------------------------------------------------------------------------------------------------
<80,000                   N/A         7.35%        69.70%     0.13%    N/A       N/A                    0.53%
80,000-100,000            N/A         8.19         65.87      1.92     N/A       N/A                    1.44
100,000>=                 N/A         46.5         51.94     29.81     N/A       N/A                    0.89
-------------------------------------------------------------------------------------------------------------
Total                     N/A        39.48%        54.97%    24.54%    N/A       N/A                    0.87%
-------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Lien Position        WALTV    WA *CLTV    WA SS CLTV   WAFICO  WAC     % Bal.    Purch %    Invt Prop %    1st Lien %
----------------------------------------------------------------------------------------------------------------------
1st Lien              N/A        81.24%      N/A        623    7.26%    96.45%     46.66%          7.77%       100.00%
2nd Lien              N/A        95.31       N/A        647   10.48      3.55      63.12           3.97          0.00
----------------------------------------------------------------------------------------------------------------------
Total                 N/A        81.74%      N/A        623    7.38%   100.00%     47.24%          7.64%        96.45%
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Lien Position        % with S.2nds    CA%     Full Doc %     IO%      DTI %   DTI% > 45   % Borrower Paid MI
-------------------------------------------------------------------------------------------------------------
1st Lien                  N/A        39.59%        54.89%    25.44%    N/A       N/A                    0.90%
2nd Lien                  N/A        36.43         57.03      0.00     N/A       N/A                    0.00
-------------------------------------------------------------------------------------------------------------
Total                     N/A        39.48%        54.97%    24.54%    N/A       N/A                    0.87%
-------------------------------------------------------------------------------------------------------------

Banc of America Securities [LOGO](TM)

                                 C-BASS 2005-CB2
                            Collateral Summary Report

1. Group I - IO

                    Number
                      of          Aggregate       Percent of
Group I            Mortgage   Principal Balance   Aggregate
Product Type        Loans        Outstanding        Loans
----------------   --------   -----------------   ----------
2/28 ARM 5yr IO         230         $70,851,833        74.09%
3/27 ARM 5yr IO          34           9,600,021        10.04
5/25 ARM 5yr IO          21           5,918,058         6.19
3/27 ARM 3yr IO           8           3,466,569         3.62
2/28 ARM 2yr IO           8           2,239,552         2.34
5/25 ARM 10yr IO          7           1,728,136         1.81
2/28 ARM 10yr IO          5           1,203,042         1.26
3/27 ARM 2yr IO           1             295,000         0.31
5/25 ARM 7yr IO           1             247,000         0.26
2/28 ARM 3yr IO           1              82,500         0.09
----------------   --------   -----------------   ----------
Total:                  316         $95,631,711       100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

Global Structured Finance        C-BASS 2005-CB2
                               Interest Only Loans
                               Group I - ARM Loans

General Pool Characteristics
Pool Size: $95,631,711.49
Loan Count: 316
Cutoff Date: 2005-03-01
W.A. FICO: 664
W.A. Current CLTV: 80.59%
W.A. Gross Coupon: 6.435%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 354 months
W.A. Age: 6 months
% with Borrower PMI: 0.35%
% FHA/VA Insured: 0.00%
% Seller Financed: 0.00%
% Second Lien: 0.00%
% with Prepay Penalty: 83.99%
% Simple Interest: 0.00%
% Balloon: 0.00%
% IO Loans: 100.00%
% ARM: 100.00%
W.A. Roll Term: 23 months
W.A. Margin: 5.487%
W.A. Initial Cap (ARMs): 3.120%
W.A. Periodic Cap (ARMs): 1.069%
W.A. Ceiling (ARMs): 12.595%
W.A. Floor (ARMs): 6.241%

Current Balance            Percent
------------------------   -------
50,001 - 100,000              0.44%
100,001 - 150,000             2.60
150,001 - 200,000             8.42
200,001 - 250,000            12.67
250,001 - 300,000            17.54
300,001 - 350,000            13.76
350,001 - 400,000            12.44
400,001 - 450,000             9.37
450,001 - 500,000             7.37
500,001 or greater           15.38
------------------------   -------
Total:                      100.00%
------------------------   -------
Average: $302,632.00
Lowest: $72,000.00
Highest: $1,172,444.11

Lien Position              Percent
------------------------   -------
1                           100.00%
------------------------   -------
Total:                      100.00%

Loan Rate                  Percent
------------------------   -------
4.000 or less                 0.67%
4.001 - 4.500                 0.64
4.501 - 5.000                 3.61
5.001 - 5.500                 4.65
5.501 - 6.000                19.64
6.001 - 6.500                29.72
6.501 - 7.000                24.27
7.001 - 7.500                10.72
7.501 - 8.000                 4.60
8.001 - 8.500                 1.01
8.501 - 9.000                 0.45
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 6.435%
Lowest: 4.000%
Highest: 8.600%

Credit Score               Percent
------------------------   -------
501 - 550                     1.69%
551 - 600                    12.47
601 - 650                    25.08
651 - 700                    35.70
701 - 750                    19.78
751 - 800                     5.19
801 - 850                     0.09
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 664
Lowest: 503
Highest: 806

Current CLTV               Percent
------------------------   -------
60.0 or less                  3.03%
60.1 - 70.0                   3.47
70.1 - 80.0                  70.21
80.1 - 90.0                  16.42
90.1 - 100.0                  6.88
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 80.59%
Lowest: 46.86%
Highest: 100.00%

Occupancy Status           Percent
------------------------   -------
Primary                      97.35%
Investor                      1.99
Secondary                     0.65
------------------------   -------
Total:                      100.00%

Product Type               Percent
------------------------   -------
2/28 ARM                     77.77%
3/27 ARM                     13.97
5/25 ARM                      8.25
------------------------   -------
Total:                      100.00%

Index                      Percent
------------------------   -------
6 mo LIBOR                   96.68%
LIBOR-1YEAR                   3.32
------------------------   -------
Total:                      100.00%

Loan Purpose               Percent
------------------------   -------
Purchase                     61.69%
Equity Refinance             35.82
Rate/Term Refinance           2.49
------------------------   -------
Total:                      100.00%

Property Type              Percent
------------------------   -------
Single Family                68.23%
Planned Unit Development     16.85
Condominium                  11.34
2-Family                      2.93
4-Family                      0.49
3-Family                      0.16
------------------------   -------
Total:                      100.00%

State                      Percent
------------------------   -------
California                   68.70%
New York                      5.95
Nevada                        4.55
Florida                       3.62
Maryland                      2.70
Other                        14.49
------------------------   -------
Total:                      100.00%

Zip Code                   Percent
------------------------   -------
92656                         1.48%
92008                         1.28
92660                         1.23
94591                         1.22
92614                         1.22
Other                        93.57
------------------------   -------
Total:                      100.00%

Documentation              Percent
------------------------   -------
Full Doc                     40.02%
Stated Income                28.40
Streamlined Doc              24.92
No Doc                        4.63
Limited Doc                   1.72
Alternate Doc                 0.31
------------------------   -------
Total:                      100.00%

Prepayment Penalty Term    Percent
------------------------   -------
0                            16.01%
12                            8.86
24                           59.70
36                           13.97
60                            1.47
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 25 months
Lowest: 12 months
Highest: 60 months

Remaining Term             Percent
------------------------   -------
301 - 360                   100.00%
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 354 months
Lowest: 342 months
Highest: 358 months

Loan Age                   Percent
------------------------   -------
1 - 12                       97.30%
13 - 24                       2.70
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 6 months
Lowest: 2 months
Highest: 18 months

IO Term                    Percent
------------------------   -------
24                            2.65%
36                            3.71
60                           90.32
84                            0.26
120                           3.07
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.:                      60 months
Lowest:                    24 months
Highest:                   120 months

Term to Roll (ARMs)        Percent
------------------------   -------
7 - 12                        0.36%
13 - 18                      46.38
19 - 24                      32.73
25 - 30                       3.31
31 - 36                       8.97
37 or greater                 8.25
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 23 months
Lowest: 12 months
Highest: 56 months

Gross Margin (ARMs)        Percent
------------------------   -------
N/A                           0.36%
0.01 - 4.00                   9.05
4.01 - 5.00                  15.47
5.01 - 6.00                  46.68
6.01 - 7.00                  25.88
7.01 - 8.00                   2.55
------------------------   -------
Total:                      100.00%
------------------------   -------
N.Z.W.A.:                    5.487%
Lowest:                      2.250%
Highest:                     7.500%

Initial Cap (ARMs)         Percent
------------------------   -------
1.00                          0.12%
1.50                          1.02
2.00                          2.96
3.00                         89.53
5.00                          2.39
6.00                          3.98
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.:                        3.120%
Lowest:                      1.000%
Highest:                     6.000%

Periodic Cap (ARMs)        Percent
------------------------   -------
1.00                         92.66%
1.50                          0.82
2.00                          6.52
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 1.069%
Lowest: 1.000%
Highest: 2.000%

Maximum Rate (ARMs)        Percent
------------------------   -------
11.00 or less                 5.92%
11.01 - 12.00                16.87
12.01 - 13.00                48.04
13.01 - 14.00                26.83
14.01 - 15.00                 2.24
17.01 - 18.00                 0.09
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 12.595%
Lowest: 9.500%
Highest: 17.990%

Minimum Rate (ARMs)        Percent
------------------------   -------
4.00 or less                  9.73%
4.01 - 5.00                   4.42
5.01 - 6.00                  20.25
6.01 - 7.00                  50.38
7.01 - 8.00                  13.91
8.01 - 9.00                   1.29
------------------------   -------
Total:                      100.00%
------------------------   -------
N.Z.W.A.: 6.241%
Lowest: 2.250%
Highest: 8.600%

Days Delinquent            Percent
------------------------   -------
0-29 days                   100.00%
------------------------   -------
Total:                      100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance        C-BASS 2005-CB2
                               Interest Only Loans
                            Collateral Summary Report

General Pool Characteristics
Pool Size: $99,014,466.09
Loan Count: 328
Cutoff Date: 2005-03-01
W.A. FICO: 664
W.A. Current CLTV: 80.44%
W.A. Gross Coupon: 6.459%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 354 months
W.A. Age: 6 months
% with Borrower PMI: 0.33%
% FHA/VA Insured: 0.00%
% Seller Financed: 0.00%
% Second Lien: 0.00%
% with Prepay Penalty: 81.98%
% Simple Interest: 0.00%
% Balloon: 0.00%
% IO Loans: 100.00%
% ARM: 96.58%
W.A. Roll Term: 23 months
W.A. Margin: 5.487%
W.A. Initial Cap (ARMs): 3.120%
W.A. Periodic Cap (ARMs): 1.069%
W.A. Ceiling (ARMs): 12.595%
W.A. Floor (ARMs): 6.241%

Current Balance            Percent
------------------------   -------
50,001 - 100,000              0.43%
100,001 - 150,000             2.51
150,001 - 200,000             8.13
200,001 - 250,000            12.69
250,001 - 300,000            18.91
300,001 - 350,000            14.28
350,001 - 400,000            12.02
400,001 - 450,000             9.05
450,001 - 500,000             7.12
500,001 or greater           14.86
------------------------   -------
Total:                      100.00%
------------------------   -------
Average: $301,873.37
Lowest: $72,000.00
Highest: $1,172,444.11

Lien Position              Percent
------------------------   -------
1                           100.00%
------------------------   -------
Total:                      100.00%

Loan Rate                  Percent
------------------------   -------
4.000 or less                 0.65%
4.001 - 4.500                 0.62
4.501 - 5.000                 3.49
5.001 - 5.500                 4.49
5.501 - 6.000                18.97
6.001 - 6.500                28.94
6.501 - 7.000                25.24
7.001 - 7.500                11.10
7.501 - 8.000                 5.08
8.001 - 8.500                 0.98
8.501 - 9.000                 0.43
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 6.459%
Lowest: 4.000%
Highest: 8.600%

Credit Score               Percent
------------------------   -------
501 - 550                     1.64%
551 - 600                    12.55
601 - 650                    25.70
651 - 700                    35.62
701 - 750                    19.39
751 - 800                     5.01
801 - 850                     0.09
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 664
Lowest: 503
Highest: 806

Current CLTV               Percent
------------------------   -------
60.0 or less                  2.92%
60.1 - 70.0                   3.59
70.1 - 80.0                  70.98
80.1 - 90.0                  15.86
90.1 - 100.0                  6.65
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 80.44%
Lowest: 46.86%
Highest: 100.00%

Occupancy Status           Percent
------------------------   -------
Primary                      97.45%
Investor                      1.93
Secondary                     0.63
------------------------   -------
Total:                      100.00%

Product Type               Percent
------------------------   -------
2/28 ARM                     75.12%
3/27 ARM                     13.49
5/25 ARM                      7.97
Fixed                         3.42
------------------------   -------
Total:                      100.00%

Index                      Percent
------------------------   -------
6 mo LIBOR                   93.38%
FIX                           3.42
LIBOR-1YEAR                   3.20
------------------------   -------
Total:                      100.00%

Loan Purpose               Percent
------------------------   -------
Purchase                     61.77%
Equity Refinance             35.83
Rate/Term Refinance           2.40
------------------------   -------
Total:                      100.00%

Property Type              Percent
------------------------   -------
Single Family                68.12%
Planned Unit Development     16.27
Condominium                  10.95
2-Family                      4.03
4-Family                      0.47
3-Family                      0.16
------------------------   -------
Total:                      100.00%

State                      Percent
------------------------   -------
California                   67.20%
New York                      8.31
Nevada                        4.40
Florida                       3.50
Maryland                      2.61
Other                        13.99
------------------------   -------
Total:                      100.00%

Zip Code                   Percent
------------------------   -------
92656                         1.43%
92008                         1.24
92660                         1.18
94591                         1.18
92614                         1.18
Other                        93.79
------------------------   -------
Total:                      100.00%

Documentation              Percent
------------------------   -------
Full Doc                     39.72%
Stated Income                28.57
Streamlined Doc              24.41
No Doc                        5.34
Limited Doc                   1.66
Alternate Doc                 0.30
------------------------   -------
Total:                      100.00%

Prepayment Penalty Term    Percent
------------------------   -------
0                            18.02%
12                            8.55
24                           57.66
36                           14.05
60                            1.71
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 26 months
Lowest: 12 months
Highest: 60 months

Remaining Term             Percent
------------------------   -------
301 - 360                   100.00%
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 354 months
Lowest: 342 months
Highest: 358 months

Loan Age                   Percent
------------------------   -------
1 - 12                       97.39%
13 - 24                       2.61
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 6 months
Lowest: 2 months
Highest: 18 months

IO Term                    Percent
------------------------   -------
24                            2.56%
36                            3.58
60                           90.41
84                            0.25
120                           3.20
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 60 months
Lowest: 24 months
Highest: 120 months

Term to Roll (ARMs)        Percent
------------------------   -------
7 - 12                        0.36%
13 - 18                      46.38
19 - 24                      32.73
25 - 30                       3.31
31 - 36                       8.97
37 or greater                 8.25
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 23 months
Lowest: 12 months
Highest: 56 months

Gross Margin (ARMs)        Percent
------------------------   -------
N/A                           0.36%
0.01 - 4.00                   9.05
4.01 - 5.00                  15.47
5.01 - 6.00                  46.68
6.01 - 7.00                  25.88
7.01 - 8.00                   2.55
------------------------   -------
Total:                      100.00%
------------------------   -------
N.Z.W.A.: 5.487%
Lowest: 2.250%
Highest: 7.500%

Initial Cap (ARMs)         Percent
------------------------   -------
1.00                          0.12%
1.50                          1.02
2.00                          2.96
3.00                         89.53
5.00                          2.39
6.00                          3.98
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 3.120%
Lowest: 1.000%
Highest: 6.000%

Periodic Cap (ARMs)        Percent
------------------------   -------
1.00                         92.66%
1.50                          0.82
2.00                          6.52
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 1.069%
Lowest: 1.000%
Highest: 2.000%

Maximum Rate (ARMs)        Percent
------------------------   -------
11.00 or less                 5.92%
11.01 - 12.00                16.87
12.01 - 13.00                48.04
13.01 - 14.00                26.83
14.01 - 15.00                 2.24
17.01 - 18.00                 0.09
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 12.595%
Lowest: 9.500%
Highest: 17.990%

Minimum Rate (ARMs)        Percent
------------------------   -------
4.00 or less                  9.73%
4.01 - 5.00                   4.42
5.01 - 6.00                  20.25
6.01 - 7.00                  50.38
7.01 - 8.00                  13.91
8.01 - 9.00                   1.29
------------------------   -------
Total:                      100.00%
------------------------   -------
N.Z.W.A.: 6.241%
Lowest: 2.250%
Highest: 8.600%

Days Delinquent            Percent
------------------------   -------
0-29 days                   100.00%
------------------------   -------
Total:                      100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance        C-BASS 2005-CB2
                           Manufactured Housing Loans
                            Collateral Summary Report

General Pool Characteristics
Pool Size: $26,255,627.83
Loan Count: 288
Cutoff Date: 2005-03-01
W.A. FICO: 603
W.A. Current CLTV: 79.18%
W.A. Gross Coupon: 8.131%
W.A. Orig. Term: 355 months
W.A. Rem. Term: 337 months
W.A. Age: 18 months
% with Borrower PMI: 0.71%
% FHA/VA Insured: 0.00%
% Seller Financed: 0.00%
% Second Lien: 0.00%
% with Prepay Penalty: 64.51%
% Simple Interest: 0.00%
% Balloon: 0.42%
% IO Loans: 0.00%
% ARM: 63.51%
W.A. Roll Term: 8 months
W.A. Margin: 5.536%
W.A. Initial Cap (ARMs): 1.262%
W.A. Periodic Cap (ARMs): 1.018%
W.A. Ceiling (ARMs): 14.226%
W.A. Floor (ARMs): 8.219%

Current Balance            Percent
------------------------   -------
50,000 or less                4.82%
50,001 - 100,000             46.13
100,001 - 150,000            29.26
150,001 - 200,000            12.87
200,001 - 250,000             3.46
250,001 - 300,000             0.99
300,001 - 350,000             2.46
------------------------   -------
Total:                      100.00%
------------------------   -------
Average: $91,165.37
Lowest: $32,214.62
Highest: $340,195.82

Lien Position              Percent
------------------------   -------
1                           100.00%
------------------------   -------
Total:                      100.00%

Loan Rate                  Percent
------------------------   -------
4.001 - 4.500                 0.44%
5.501 - 6.000                 1.88
6.001 - 6.500                 5.15
6.501 - 7.000                13.72
7.001 - 7.500                11.14
7.501 - 8.000                19.11
8.001 - 8.500                13.18
8.501 - 9.000                12.92
9.001 - 9.500                 8.71
9.501 - 10.000                5.92
10.001 - 10.500               4.22
10.501 - 11.000               1.64
11.001 - 11.500               1.04
11.501 - 12.000               0.94
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 8.131%
Lowest: 4.500%
Highest: 11.900%

Credit Score               Percent
------------------------   -------
401 - 450                     0.42%
451 - 500                     5.44
501 - 550                    19.25
551 - 600                    22.94
601 - 650                    29.93
651 - 700                    14.69
701 - 750                     5.10
751 - 800                     2.23
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 603
Lowest: 412
Highest: 789

Current CLTV               Percent
------------------------   -------
60.0 or less                  4.03%
60.1 - 70.0                  11.39
70.1 - 80.0                  38.64
80.1 - 90.0                  45.07
90.1 - 100.0                  0.86
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 79.18%
Lowest: 47.11%
Highest: 92.67%

Occupancy Status           Percent
------------------------   -------
Primary                      95.22%
Investor                      3.45
Secondary                     1.33
------------------------   -------
Total:                      100.00%

Product Type               Percent
------------------------   -------
2/28 ARM                     58.14%
Fixed                        36.07
3/27 ARM                      4.93
1/29 ARM                      0.44
Balloon                       0.42
------------------------   -------
Total:                      100.00%

Index                      Percent
------------------------   -------
6 mo LIBOR                   63.07%
FIX                          36.49
LIBOR-1YEAR                   0.44
------------------------   -------
Total:                      100.00%

Loan Purpose               Percent
------------------------   -------
Equity Refinance             56.66%
Purchase                     27.52
Rate/Term Refinance          15.82
------------------------   -------
Total:                      100.00%

Property Type              Percent
------------------------   -------
Manufactured                100.00%
------------------------   -------
Total:                      100.00%

State                      Percent
------------------------   -------
Washington                   12.55%
California                   12.31
North Carolina               10.17
Oregon                        9.35
Colorado                      6.30
Other                        49.33
------------------------   -------
Total:                      100.00%

Zip Code                   Percent
------------------------   -------
95632                         1.30%
92532                         1.25
97702                         1.25
93924                         1.16
97141                         1.02
Other                        94.02
------------------------   -------
Total:                      100.00%

Documentation              Percent
------------------------   -------
Full Doc                     84.12%
Stated Income                14.62
Limited Doc                   0.68
Alternate Doc                 0.58
------------------------   -------
Total:                      100.00%

Prepayment Penalty Term    Percent
------------------------   -------
0                            35.49%
12                            0.16
24                           34.45
36                           29.89
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 30 months
Lowest: 12 months
Highest: 36 months

Remaining Term             Percent
------------------------   -------
61 - 120                      0.42%
121 - 180                     2.29
181 - 240                     0.21
241 - 300                     3.63
301 - 360                    93.46
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 337 months
Lowest: 109 months
Highest: 356 months

Loan Age                   Percent
------------------------   -------
1 - 12                        8.79%
13 - 24                      85.98
25 - 36                       1.54
61 - 72                       3.38
73 - 84                       0.31
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 18 months
Lowest: 3 months
Highest: 73 months

IO Term                    Percent
------------------------   -------
0                           100.00%
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 0 months
Lowest: 0 months
Highest: 0 months

Term to Roll (ARMs)        Percent
------------------------   -------
1 - 6                        33.32%
7 - 12                       55.80
13 - 18                       6.75
19 - 24                       3.48
25 - 30                       0.64
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 8 months
Lowest: 1 months
Highest: 26 months

Gross Margin (ARMs)        Percent
------------------------   -------
0.01 - 4.00                   0.69%
4.01 - 5.00                  47.27
5.01 - 6.00                  32.60
6.01 - 7.00                  18.87
7.01 - 8.00                   0.57
------------------------   -------
Total:                      100.00%
------------------------   -------
N.Z.W.A.: 5.536%
Lowest: 2.250%
Highest: 7.500%

Initial Cap (ARMs)         Percent
------------------------   -------
1.00                         83.34%
2.00                          7.17
3.00                          9.49
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 1.262%
Lowest: 1.000%
Highest: 3.000%

Periodic Cap (ARMs)        Percent
------------------------   -------
1.00                         96.37%
1.50                          3.63
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 1.018%
Lowest: 1.000%
Highest: 1.500%

Maximum Rate (ARMs)        Percent
------------------------   -------
11.00 or less                 0.69%
11.01 - 12.00                 1.95
12.01 - 13.00                19.92
13.01 - 14.00                25.66
14.01 - 15.00                22.40
15.01 - 16.00                20.42
16.01 - 17.00                 6.47
17.01 - 18.00                 2.50
------------------------   -------
Total:                      100.00%
------------------------   -------
W.A.: 14.226%
Lowest: 10.000%
Highest: 17.900%

Minimum Rate (ARMs)        Percent
------------------------   -------
4.00 or less                  0.69%
5.01 - 6.00                   1.95
6.01 - 7.00                  19.92
7.01 - 8.00                  25.66
8.01 - 9.00                  24.55
9.01 - 10.00                 18.71
10.01 - 11.00                 7.05
11.01 - 12.00                 1.47
------------------------   -------
Total:                      100.00%
------------------------   -------
N.Z.W.A.: 8.219%
Lowest: 5.700%
Highest: 11.900%

Days Delinquent            Percent
------------------------   -------
0-29 days                   100.00%
------------------------   -------
Total:                      100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Banc of America Securities [LOGO](TM)

                                 CBASS 2005-CB2
                            Collateral Summary Report

              Number       Aggregate        Percent
                of          Current         of Loans
             Mortgage      Principal      by Principal    W.A.
FICO          Loans         Balance         Balance       CLTV     % 2nd Lien    % Full Doc    % Primary    % Purchase    % IO
----------   --------   ---------------   ------------    -----    ----------    ----------    ---------    ----------    -----
401 to 420          1       $110,632.36           0.03%   69.15%         0.00%       100.00%      100.00%         0.00%    0.00%
421 to 440          1        100,861.13           0.02    84.76          0.00          0.00       100.00          0.00     0.00
441 to 460          8      1,034,097.64           0.26    78.86          5.97         70.97        85.72         16.39     0.00
461 to 480         39      5,874,633.94           1.46    78.05          2.71         76.56        99.45         23.64     0.00
481 to 500         84     11,740,008.24           2.91    76.45          1.36         76.93        97.37         14.34     0.00
501 to 520        144     16,864,955.02           4.18    78.11          1.34         63.76        98.27         24.16     0.85
521 to 540        145     17,285,555.28           4.28    77.82          2.14         76.88        93.48         24.48     6.04
541 to 560        210     27,933,286.31           6.92    79.38          2.24         72.65        90.95         32.77     1.54
561 to 580        226     30,971,180.24           7.67    81.56          2.15         74.80        94.20         32.82     8.31
581 to 600        275     41,067,070.42          10.18    83.19          1.98         69.23        92.38         33.81    23.99
601 to 620        278     38,781,726.40           9.61    83.98          2.81         69.64        94.85         39.13    21.31
621 to 640        258     38,526,103.41           9.55    83.28          4.32         55.73        87.31         45.80    22.28
641 to 660        267     42,903,264.22          10.63    83.24          6.38         45.03        87.69         57.08    30.86
661 to 680        230     41,374,698.23          10.25    81.90          3.53         40.54        90.86         56.62    38.86
681 to 700        168     31,542,712.07           7.82    82.22          5.68         30.27        90.29         72.27    46.14
701 to 720        116     23,005,607.56           5.70    81.13          3.06         28.52        88.71         75.26    48.56
721 to 740         97     14,719,817.41           3.65    83.82          2.63         29.75        79.28         71.21    37.25
741 to 760         58     10,326,122.00           2.56    82.62          5.89         27.59        84.64         74.92    42.59
761 to 780         42      6,891,355.07           1.71    78.95          7.70         40.36        77.32         81.95    45.13
781 to 800         16      2,292,464.14           0.57    77.79         10.19         36.08        91.30         49.69     0.00
801 to 820          3        205,596.68           0.05    74.94         20.82          0.00        64.59         20.82    43.78
----------   --------   ---------------   ------------    -----    ----------    ----------    ---------    ----------    -----
Total:          2,666   $403,551,747.77         100.00%   81.74%         3.55%        54.97%       90.72%        47.24%   24.54%

                       Number       Aggregate        Percent
                         of          Current         of Loans
                      Mortgage      Principal      by Principal     W.A.
CLTV                   Loans         Balance         Balance        CLTV     % 2nd Lien    % Full Doc    % Primary    % Purchase
-------------------   --------   ---------------   ------------    ------    ----------    ----------    ---------    ----------
5.01% to 10.00%              1        $14,896.44           0.00%     8.40%       100.00%       100.00%      100.00%         0.00%
10.01% to 15.00%             2         88,747.42           0.02     13.93          0.00          0.00       100.00          0.00
15.01% to 20.00%             4        151,111.84           0.04     17.97          0.00         63.88       100.00         11.48
20.01% to 25.00%             6        913,984.64           0.23     23.21          0.00         11.83       100.00          0.00
25.01% to 30.00%             3        351,590.61           0.09     27.43          0.00         79.37       100.00         11.57
30.01% to 35.00%             3        241,605.97           0.06     33.13          0.00        100.00       100.00          0.00
35.01% to 40.00%             8        576,533.07           0.14     36.48          0.00         80.13        85.87         12.98
40.01% to 45.00%            11      1,975,638.94           0.49     42.92          0.00         55.54        96.11          8.33
45.01% to 50.00%            22      2,037,587.38           0.50     47.86          2.45         42.49        88.31          4.03
50.01% to 55.00%            37      4,296,718.66           1.06     53.07          0.00         65.52        94.15          3.82
55.01% to 60.00%            52      7,989,726.10           1.98     57.77          0.95         61.91        88.47         16.18
60.01% to 65.00%            85     13,672,034.90           3.39     63.70          1.09         58.19        92.41          5.35
65.01% to 70.00%           108     17,077,580.52           4.23     68.68          2.20         56.46        88.42         17.90
70.01% to 75.00%           195     33,588,074.97           8.32     74.04          0.99         57.79        89.74         24.66
75.01% to 80.00%           696    133,651,642.59          33.12     79.25          0.44         46.27        94.13         56.78
80.01% to 85.00%           327     42,718,663.92          10.59     84.00          0.45         72.42        87.81         22.68
85.01% to 90.00%           492     66,579,831.13          16.50     89.15          1.03         57.81        79.51         55.48
90.01% to 95.00%           366     60,287,327.65          14.94     94.22          2.32         52.72        96.17         69.18
95.01% to 100.00%          239     16,773,307.25           4.16     99.20         60.91         61.50        97.83         72.77
100.01% to 105.00%           7        465,818.00           0.12    101.68         55.54         88.28        91.42         56.70
110.01% to 115.00%           2         99,325.77           0.02    114.17          0.00        100.00       100.00         40.43
-------------------   --------   ---------------   ------------    ------    ----------    ----------    ---------    ----------
Total:                   2,666   $403,551,747.77         100.00%    81.74%         3.55%        54.97%       90.72%        47.24%




CLTV                  % IO     W.A. FICO
-------------------   -----    ---------
5.01% to 10.00%        0.00%         603
10.01% to 15.00%       0.00          623
15.01% to 20.00%       0.00          604
20.01% to 25.00%       0.00          620
25.01% to 30.00%       0.00          562
30.01% to 35.00%       0.00          627
35.01% to 40.00%       0.00          590
40.01% to 45.00%       0.00          640
45.01% to 50.00%      11.96          589
50.01% to 55.00%      16.48          592
55.01% to 60.00%      24.31          604
60.01% to 65.00%       4.00          614
65.01% to 70.00%      17.60          597
70.01% to 75.00%      24.45          595
75.01% to 80.00%      46.44          644
80.01% to 85.00%      16.53          588
85.01% to 90.00%      12.98          621
90.01% to 95.00%       8.54          632
95.01% to 100.00%      8.55          639
100.01% to 105.00%     0.00          656
110.01% to 115.00%     0.00          538
-------------------   -----    ---------
Total:                4.54%         623

                       Number       Aggregate        Percent
                         of          Current         of Loans
                      Mortgage      Principal      by Principal     W.A.
Principal Balance      Loans         Balance         Balance        CLTV     % 2nd Lien    % Full Doc    % Primary    % Purchase
-------------------   --------   ---------------   ------------    ------    ----------    ----------    ---------    ----------
$1 to $25,000               69     $1,324,051.30           0.33%    89.81%        92.25%        68.75%       90.53%        46.43%
$25,001 to $50,000         456     18,805,117.86           4.66     80.91         22.90         72.44        73.64         40.51
$50,001 to $75,000         497     29,529,847.25           7.32     83.77         12.85         67.33        76.21         50.92
$75,001 to $100,000        266     23,133,117.89           5.73     82.36         12.24         67.51        86.99         50.43
$100,001 or greater      1,378    330,759,613.47          81.96     81.53          0.66         51.94        93.25         47.08
-------------------   --------   ---------------   ------------    ------    ----------    ----------    ---------    ----------
Total:                   2,666   $403,551,747.77         100.00%    81.74%         3.55%        54.97%       90.72%        47.24%




Principal Balance     % IO     W.A. FICO
-------------------   -----    ---------
$1 to $25,000          0.00%         632
$25,001 to $50,000     0.00          604
$50,001 to $75,000     0.24          611
$75,001 to $100,000    1.53          610
$100,001 or greater   29.81          627
-------------------   -----    ---------
Total:                24.54%         623

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)


                                       aggregate pool            group: I - ARM            group: II - Fixed
            gross WAC                       7.38%                     7.24%                    7.98%
          wtd avg FICO                       623                       620                      641
           FICO < 600                        37%                       39%                      29%
          FICO 600-650                       26%                       26%                      24%



          wtd avg CLTV                       82%                       82%                      82%
            CLTV = 80                        11%                       13%                       1%
          CLTV > 80.01                       46%                       45%                      51%
         CLTV 95.01 -100                     4%                        1%                       16%
          Full Doc (%)                       55%                       54%                      59%
         Stated Doc (%)                      32%                       33%                      29%

            purch (%)                        47%                       48%                      46%
           CO refi (%)                       47%                       48%                      43%
           Own Occ (%)                       91%                       91%                      89%
       Prepay Penalty (%)                    76%                       80%                      55%
             DTI (%)
            ARM ? (%)                        82%                      100%                       0%
            2/28 (%)                         65%                       80%                       0%
            3/27 (%)                         12%                       14%                       0%
          1st Lien (%)                       96%                      100%                      81%
        Avg Loan Balance                 $152,581.31               $170,070.48               $105,131.59
           # of Loans                          2,666                     1,948                       718
        Loan Bal < $100k                     18%                       14%                      33%
         Mtg Rates > 12%                    0.51%                     0.10%                    2.31%
        Manuf Housing (%)                   6.51%                     5.07%                    12.86%

          largest state                  CA(39.48%)                CA(42.75%)                CA(25.02%)
         silent 2nd (%)
          IO loans (%)                       25%                       29%                       5%
             5yr IO                          22%                       26%                       4%
             2 yr IO                         1%                        1%                        0%
            IO: FICO                         664                       664                      642
             IO LTV                          80%                       81%                      76%
             IO DTI
           IO full doc                       40%                       40%                      31%
            IO: purch                        62%                       62%                      64%

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------------------------------------------------------------
                             LTV :    Fixed $      Fixed %      2/28 $       2/28 %      3/27 $      3/27 %      5/25 $      5/25 %
------------------------------------------------------------------------------------------------------------------------------------
                          Below 70   12,035,595         16%    27,358,686        10%    6,668,880        14%    3,035,035        21%
                       70.01 to 75    7,894,562         11%    20,323,441         8%    3,181,830         7%    1,604,599        11%
                       75.01 to 80   16,283,985         22%    96,141,973        36%   14,093,921        30%    5,640,656        40%
                       80.01 to 85    5,369,877          7%    29,928,777        11%    5,862,591        12%    1,176,539         8%
                       85.01 to 90   10,397,836         14%    46,707,669        18%    6,641,571        14%    2,323,988        16%
                       90.01 to 95    9,807,655         13%    39,392,478        15%   10,582,703        22%      368,952         3%
                      95.01 to 100   12,137,635         16%     4,158,877         2%      315,093         1%
                       100.01 plus      565,144          1%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                              FICO
----------------------------------
                         below 549    9,232,258         12%    45,250,022        17%    8,853,599        19%      426,071         3%
                        550 to 574    5,746,502          8%    26,245,383        10%    3,073,939         6%      752,703         5%
                        575 to 599    6,399,230          9%    36,392,321        14%    5,963,364        13%      884,695         6%
                        600 to 624    6,968,983          9%    35,032,265        13%    7,879,691        17%    1,827,885        13%
                        625 to 649   10,921,311         15%    33,848,675        13%    4,199,063         9%    2,817,627        20%
                        650 to 674   10,997,838         15%    28,574,440        11%    8,077,557        17%    1,137,671         8%
                        675 to 699    8,087,868         11%    25,581,953        10%    4,997,739        11%    2,057,391        15%
                          700 plus   16,138,299         22%    33,086,841        13%    4,301,637         9%    4,245,724        30%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                    Property Type:
------------------------------------------------------------------------------------------------------------------------------------
                     Single Family   46,821,681         63%   178,427,529        68%   35,020,298        74%   10,544,477        75%
                      Manufactured    9,581,166         13%    15,265,805         6%    1,294,171         3%
                          2-Family    6,803,147          9%    12,077,730         5%    1,132,127         2%      758,957         5%
                               PUD    5,975,357          8%    35,946,424        14%    5,951,449        13%    2,455,034        17%
                       Condominium    3,237,467          4%    19,202,878         7%    2,919,184         6%      391,300         3%
                          4-Family    1,172,949          2%     1,548,562         1%
                          3-Family      859,420          1%     1,391,376         1%    1,029,361         2%
                         Townhouse       41,102          0%       151,598         0%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                          Purpose:
------------------------------------------------------------------------------------------------------------------------------------
                          Purchase   34,248,842         46%   129,456,263        49%   20,296,967        43%    5,346,257        38%
               Refinance rate/term    8,338,475         11%     9,846,500         4%    2,878,603         6%      886,758         6%
  Cash Out Refi (COF) Below 70 LTV    8,580,533         12%    23,308,022         9%    2,924,306         6%    2,459,927        17%
          COF with LTV 70.01 to 75    2,469,317          3%    16,314,755         6%    2,936,038         6%      743,250         5%
          COF with LTV 75.01 to 80    8,204,692         11%    34,260,035        13%    6,164,966        13%    1,993,106        14%
          COF with LTV 80.01 to 85    3,516,980          5%    20,295,144         8%    4,408,570         9%    1,176,539         8%
         COF with LTV '85.01 to 90    3,948,331          5%    19,150,818         7%    3,157,459         7%    1,543,931        11%
         COF with LTV '90.01 to 95    2,231,973          3%    10,505,805         4%    4,535,725        10%
         COF with LTV 95.01 to 100    2,751,457          4%       874,559         0%       43,955         0%
          COF with LTV 100.01 plus      201,687          0%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                 Occupancy Status:
------------------------------------------------------------------------------------------------------------------------------------
                    Owner Occupied   66,236,181         89%   242,593,951        92%   43,539,440        92%   11,151,886        79%
                          2nd Home    6,845,530          9%     3,102,186         1%      892,251         2%      852,159         6%
                        Investment    1,410,578          2%    18,315,764         7%    2,914,899         6%    2,145,724        15%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                      Loan Balance
------------------------------------------------------------------------------------------------------------------------------------
                      Below 50,000    7,765,947         10%     9,893,887         4%    2,143,604         5%
              50,000.01 to 100,000   17,585,882         24%    28,437,923        11%    6,176,574        13%      407,717         3%
             100,000.01 to 150,000   11,960,512         16%    29,083,606        11%    4,158,499         9%      754,752         5%
             150,000.01 to 200,000    8,472,309         11%    32,019,653        12%    4,911,217        10%    1,605,004        11%
             200,000.01 to 400,000   21,374,021         29%   116,471,014        44%   17,996,203        38%    7,357,042        52%
             400,000.01 to 500,000    3,610,545          5%    28,389,849        11%    4,888,436        10%    1,745,318        12%
             500,000.01 to 600,000    1,660,105          2%    13,187,256         5%    2,717,775         6%    1,651,778        12%
           600,000.01 to 1,000,000    2,062,967          3%     5,356,270         2%    2,889,430         6%      628,159         4%
            1,000,000.01 and above                              1,172,444         0%    1,464,852         3%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                         Loan Term
------------------------------------------------------------------------------------------------------------------------------------
                         >30 Years
                          30 Years   55,491,690         74%   264,011,901       100%   47,346,590       100%   14,149,768       100%
                          20 Years    2,662,485          4%
                          15 Years   16,338,114         22%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                Full Documentation   43,891,953         59%   140,427,155        53%   27,584,968        58%    7,314,901        52%
             Limited Documentation    2,517,819          3%     6,040,103         2%    3,167,477         7%      653,068         5%
     Stated Docs with LTV below 70    3,062,675          4%    10,886,520         4%    1,583,644         3%    1,051,986         7%
  Stated Docs with LTV 70.01 to 75    1,082,612          1%     7,514,694         3%    1,339,678         3%      333,699         2%
  Stated Docs with LTV 75.01 to 80    4,358,677          6%    28,989,546        11%    5,106,581        11%    1,625,716        11%
  Stated Docs with LTV 80.01 to 85      642,613          1%     6,588,245         3%    1,968,974         4%      730,289         5%
  Stated Docs with LTV 85.01 to 90    3,065,555          4%    17,155,919         7%    1,996,963         4%      445,859         3%
  Stated Docs with LTV 90.01 to 95    4,438,161          6%    15,493,653         6%    3,362,611         7%
 Stated Docs with LTV 95.01 to 100    4,570,236          6%       868,058         0%
 Stated Docs with LTV above 100.01       54,571          0%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                       Lien Status
------------------------------------------------------------------------------------------------------------------------------------
                          1st Lien   60,162,482         81%   264,011,901       100%   47,346,590       100%   14,149,768       100%
    Second Liens with LTV below 85    1,769,820          2%
 Second Liens with LTV 85.01 to 90      684,114          1%
 Second Liens with LTV 90.01 to 95    1,400,771          2%
Second Liens with LTV 95.01 to 100   10,216,403         14%
Second Liens with LTV above 100.01      258,700          0%
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
                     Interest Only
------------------------------------------------------------------------------------------------------------------------------------
                %_of Mortgage Type    3,382,755          5%    74,376,927        28%   13,361,590        28%    7,893,194        56%
                         Ave. FICO          642                       664                     654                     679
                          Ave. LTV        76.31%                    80.92%                  80.66%                  77.30%
                     %_Stated Docs    1,126,030         33%    20,399,658        27%    4,601,738        34%    2,162,695        27%
                       % Full Docs    1,059,600         31%    26,356,780        35%    8,415,941        63%    3,498,249        44%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
MH Stratification:
---------------------------------------------------------------
Total Balance                                   $26,255,627.83
% Pool Balance                                           6.51%
Ave. FICO                                                  603
Ave. LTV                                                79.18%
% Full Docs                                             84.12%
---------------------------------------------------------------


---------------------------------------------------------------
Silent Seconds Stratification:
---------------------------------------------------------------
Total Balance
% Pool Balance
Ave. FICO
Ave. LTV
% Full Docs
---------------------------------------------------------------


---------------------------------------------------------------
2nd Lien Stratification:
---------------------------------------------------------------
Total Balance                                   $14,329,806.75
% Pool Balance                                           3.55%
Ave. FICO                                                  647
% Full Docs                                             57.03%
---------------------------------------------------------------


---------------------------------------------------------------
LTV Above 90 Stratification:
---------------------------------------------------------------
Total Balance                                   $77,625,778.67
% Pool Balance                                          19.24%
Ave. FICO                                                  634
Ave. LTV                                                95.37%
% Full Docs                                             54.89%
---------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
We need these matrices in addition to strats
-------------------------------------------------------------------------------

If the deal has deep MI - we want the following:

For Non-MI Loans-only
By LTV Bucket             % of total deal             Avg FICO                %<550 FICO             %full doc            %non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%


Aggregate Loans
FICO                      % of total deal     Avg LTV                        Max LTV                  % Full Doc
520-539
540-559
560-579
580-599
etc.


Aggregate Loans
FICO                      % Owner Occ          % IO              WAC         MARGIN          % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
etc.


IO Loans
FICO                      % of total deal     Avg LTV                        Max LTV                  % Full Doc
520-539
540-559
560-579
580-599
etc.


IO Loans
FICO                      % Owner Occ            WAC                 MARGIN        % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
etc.


-------------------------------------------------------------------------------
We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately We also need this for the total pool combined
-------------------------------------------------------------------------------

Original Principal Balances of Mortgage Loans

                                             Aggregate Original Principal   % of Aggregate Principal Balance
Range ($)                  Number of Loans             Balance                     as of Cut-off Date
-------------------------------------------------------------------------------------------------------------
0-24,999.01                              1                     $24,565.94                               0.01%
25,000.01 - 50,000.00                  273                 $11,706,442.97                               3.56
50,000.01 - 75,000.00                  357                 $20,654,447.66                               6.28
75,000.01 - 100,000.00                 167                 $14,340,424.91                               4.36
100,000.01 - 125,000.00                157                 $17,254,699.67                               5.24
125,000.01 - 150,000.00                133                 $18,139,613.17                               5.51
150,000.01 - 175,000.00                 98                 $15,820,471.18                               4.81
175,000.01 - 200,000.00                125                 $23,323,313.81                               7.09
200,000.01 - 225,000.00                 98                 $20,817,955.29                               6.33
225,000.01 - 250,000.00                 83                 $19,708,175.25                               5.99
250,000.01 - 275,000.00                 76                 $19,912,089.11                               6.05
275,000.01 - 300,000.00                 72                 $20,612,059.43                               6.26
300,000.01 - 333,700.00                 66                 $20,913,112.69                               6.36
333,700.01 - 350,000.00                 43                 $14,658,497.80                               4.45
350,000.01 - 600,000.00                184                 $79,662,435.29                              24.21
600,000.01 -1,000,000.00                13                  $8,873,858.79                               2.70
1,000,000+                               2                  $2,637,296.01                               0.80
-------------------------------------------------------------------------------------------------------------
Total:                               1,948                $329,059,458.97                             100.00%



Range ($)                  AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
0-24,999.01                         $24,566.00          13.63%        37.79%       533
25,000.01 - 50,000.00               $42,881.00          8.576         77.03        592
50,000.01 - 75,000.00               $57,856.00          8.184         82.11        603
75,000.01 - 100,000.00              $85,871.00          8.333         80.63        595
100,000.01 - 125,000.00            $109,903.00          8.017         83.06        594
125,000.01 - 150,000.00            $136,388.00          7.634         82.22        605
150,000.01 - 175,000.00            $161,433.00          7.391         80.80        621
175,000.01 - 200,000.00            $186,587.00          7.345         81.36        608
200,000.01 - 225,000.00            $212,428.00          7.129         82.14        624
225,000.01 - 250,000.00            $237,448.00          7.005         82.76        619
250,000.01 - 275,000.00            $262,001.00          6.980         82.12        624
275,000.01 - 300,000.00            $286,279.00          6.926         81.82        628
300,000.01 - 333,700.00            $316,865.00          6.874         82.48        620
333,700.01 - 350,000.00            $340,895.00          6.913         82.58        625
350,000.01 - 600,000.00            $432,948.00          6.823         82.29        635
600,000.01 -1,000,000.00           $682,605.00          6.366         75.79        641
1,000,000+                       $1,318,648.00          5.728         66.50        667
--------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620



Principal Balances of Mortgage Loans as of Cutoff Date


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Range ($)                  Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
0-24,999.01                              2                          $41,915.50                               0.01%
25,000.01 - 50,000.00                  286                      $12,321,306.27                               3.74
50,000.01 - 75,000.00                  350                      $20,408,113.49                               6.20
75,000.01 - 100,000.00                 168                      $14,668,969.70                               4.46
100,000.01 - 125,000.00                157                      $17,533,977.92                               5.33
125,000.01 - 150,000.00                127                      $17,444,276.36                               5.30
150,000.01 - 175,000.00                101                      $16,381,741.05                               4.98
175,000.01 - 200,000.00                122                      $22,852,917.97                               6.94
200,000.01 - 225,000.00                 98                      $20,877,100.10                               6.34
225,000.01 - 250,000.00                 83                      $19,758,291.93                               6.00
250,000.01 - 275,000.00                 76                      $19,960,640.34                               6.07
275,000.01 - 300,000.00                 71                      $20,363,108.83                               6.19
300,000.01 - 333,700.00                 68                      $21,614,151.96                               6.57
333,700.01 - 350,000.00                 40                      $13,659,357.46                               4.15
350,000.01 - 600,000.00                184                      $79,662,435.29                              24.21
600,000.01 -1,000,000.00                13                       $8,873,858.79                               2.70
1,000,000+                               2                       $2,637,296.01                               0.80
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%


Range ($)                  AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
0-24,999.01                         $20,958.00          12.23%        29.12%       592
25,000.01 - 50,000.00               $43,081.00          8.585         76.87        592
50,000.01 - 75,000.00               $58,309.00          8.192         82.08        602
75,000.01 - 100,000.00              $87,315.00          8.360         80.85        594
100,000.01 - 125,000.00            $111,681.00          7.945         83.46        595
125,000.01 - 150,000.00            $137,357.00          7.615         82.12        607
150,000.01 - 175,000.00            $162,195.00          7.443         80.79        618
175,000.01 - 200,000.00            $187,319.00          7.324         81.33        610
200,000.01 - 225,000.00            $213,032.00          7.133         82.29        622
225,000.01 - 250,000.00            $238,052.00          6.986         82.81        619
250,000.01 - 275,000.00            $262,640.00          6.982         82.02        624
275,000.01 - 300,000.00            $286,804.00          6.902         81.81        630
300,000.01 - 333,700.00            $317,855.00          6.886         82.87        620
333,700.01 - 350,000.00            $341,484.00          6.909         81.84        624
350,000.01 - 600,000.00            $432,948.00          6.823         82.29        635
600,000.01 -1,000,000.00           $682,605.00          6.366         75.79        641
1,000,000                        $1,318,648.00          5.728         66.50        667
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


Current Mortgage Rates of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Mortgage Rates (%)         Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                            3                         $854,612.47                               0.26%
4.500 - 4.999                           14                       $6,337,544.53                               1.93
5.000 - 5.499                           22                       $6,455,483.85                               1.96
5.500 - 5.999                          134                      $35,063,978.01                              10.66
6.000 - 6.499                          165                      $40,366,144.54                              12.27
6.500 - 6.999                          317                      $70,928,878.74                              21.56
7.000 - 7.499                          217                      $37,289,175.04                              11.33
7.500 - 7.999                          346                      $56,953,201.76                              17.31
8.000 - 8.499                          231                      $25,447,150.18                               7.73
8.500 - 8.999                          197                      $21,528,070.24                               6.54
9.000 - 9.499                          103                      $10,414,532.09                               3.16
9.500 - 9.999                           89                       $8,855,292.55                               2.69
10.000 - 10.499                         48                       $3,956,106.26                               1.20
10.500 - 10.999                         30                       $2,280,979.21                               0.69
11.000 - 11.499                         12                       $1,203,266.76                               0.37
11.500 - 11.999                         12                         $688,072.66                               0.21
12.000 - 12.499                          1                          $92,165.62                               0.03
12.500 - 12.999                          4                         $244,875.80                               0.07
13.000 - 13.499                          2                          $75,362.72                               0.02
13.500 - 13.999                          1                          $24,565.94                               0.01
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%


Mortgage Rates (%)         AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
4.000 - 4.499                      $284,871.00           4.00%        82.24%       630
4.500 - 4.999                      $452,682.00          4.773         69.70        687
5.000 - 5.499                      $293,431.00          5.224         79.02        680
5.500 - 5.999                      $261,671.00          5.812         79.57        664
6.000 - 6.499                      $244,643.00          6.260         81.50        666
6.500 - 6.999                      $223,750.00          6.754         82.62        641
7.000 - 7.499                      $171,840.00          7.216         83.97        616
7.500 - 7.999                      $164,605.00          7.731         83.79        591
8.000 - 8.499                      $110,161.00          8.211         84.76        585
8.500 - 8.999                      $109,280.00          8.733         79.63        563
9.000 - 9.499                      $101,112.00          9.223         76.73        544
9.500 - 9.999                       $99,498.00          9.692         76.49        553
10.000 - 10.499                     $82,419.00         10.205         77.04        559
10.500 - 10.999                     $76,033.00         10.640         75.80        558
11.000 - 11.499                    $100,272.00         11.215         77.25        583
11.500 - 11.999                     $57,339.00         11.642         63.79        553
12.000 - 12.499                     $92,166.00         12.000         87.78        501
12.500 - 12.999                     $61,219.00         12.707         64.36        588
13.000 - 13.499                     $37,681.00         13.111         49.34        507
13.500 - 13.999                     $24,566.00         13.625         37.79        533
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


Original Term to Maturity of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Original Term (mos)        Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
000 - 180                                7                         $381,345.12                               0.12%
181 - 240                                3                         $134,795.94                               0.04
241 - 360                            1,938                     $328,543,317.91                              99.84
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Original Term (mos)        AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
000 - 180                           $54,478.00           7.45%        80.06%       631
181 - 240                           $44,932.00          8.978         84.29        606
241 - 360                          $169,527.00          7.240         81.62        620
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


Stated Remaining Term to Maturity of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Remaining Term (mos)       Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
121 - 180                                7                         $381,345.12                               0.12%
181 - 240                                3                         $134,795.94                               0.04
241 - 300                              139                      $11,801,318.83                               3.59
301 - 360                            1,799                     $316,741,999.08                              96.26
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Remaining Term (mos)       AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
121 - 180                           $54,478.00           7.45%        80.06%       631
181 - 240                           $44,932.00          8.978         84.29        606
241 - 300                           $84,902.00          9.822         74.53        589
301 - 360                          $176,066.00          7.144         81.88        621
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


                                                   Aggregate Principal Balance as of   % of Aggregate Principal Balance
Lender Paid Mortgage Insurance   Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------------
Yes                                            0                               $0.00                                  0%
No                                         1,948                     $329,059,458.97                                100%
------------------------------------------------------------------------------------------------------------------------
Total:                                     1,948                     $329,059,458.97                             100.00%



Lender Paid Mortgage Insurance   AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------------
Yes                                            $0.00           0.00%         0.00%         0
No                                       $168,922.00           7.24%        81.62%       620
-------------------------------------------------------------------------------------------
Total:                                   $168,922.00           7.24%        81.62%       620





                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Lien                       Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
1                                    1,948                     $329,059,458.97                                100%
2                                        0                               $0.00                                  0%
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Lien                       AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
1                                  $168,922.00           7.24%        81.62%       620
2                                        $0.00          0.000%         0.00%         0
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620



                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Seasoning(mos)             Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
1 - 6                                  758                     $182,849,212.32                              55.57%
7 - 12                                 831                     $103,731,820.94                               3152%
13 - 18                                162                      $21,576,269.99                                656%
19 - 24                                 50                       $7,602,237.12                                231%
25 - 30                                  3                         $447,389.26                                 14%
31 - 36                                  3                         $935,745.84                                 28%
43 - 48                                  1                          $32,080.81                                  1%
55 - 60                                  1                          $83,383.86                                  3%
61 - 66                                 89                       $7,869,751.55                                239%
67 - 72                                 40                       $3,057,917.22                                 93%
73 - 78                                  9                         $775,963.54                                 24%
79 - 84                                  1                          $97,686.52                                  3%
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%


Seasoning(mos)             AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
1 - 6                              $241,226.00           7.07%        79.77%       622
7 - 12                             $124,828.00          7.187         86.33        625
13 - 18                            $133,187.00          7.396         78.64        603
19 - 24                            $152,045.00          7.730         81.73        591
25 - 30                            $149,130.00          5.922         83.20        542
31 - 36                            $311,915.00          7.550         78.53        619
43 - 48                             $32,081.00         12.825         40.10        468
55 - 60                             $83,384.00          9.220         78.66        493
61 - 66                             $88,424.00          9.754         75.18        592
67 - 72                             $76,448.00          9.869         73.80        578
73 - 78                             $86,218.00         10.320         70.12        612
79 - 84                             $97,687.00          9.875         80.73        518
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


Combined Loan-to-Value Ratios of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Combined LTVs              Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                            10                       $1,075,666.36                               0.33%
25.01 - 30.00                            2                          $72,518.56                               0.02
30.01 - 35.00                            2                         $154,738.34                               0.05
35.01 - 40.00                            6                         $322,846.18                               0.10
40.01 - 45.00                            7                       $1,010,155.27                               0.31
45.01 - 50.00                           13                       $1,393,411.94                               0.42
50.01 - 55.00                           29                       $3,296,276.57                               1.00
55.01 - 60.00                           42                       $6,906,220.72                               2.10
60.01 - 65.00                           61                       $9,475,722.24                               2.88
65.01 - 70.00                           77                      $13,644,605.09                               4.15
70.01 - 75.00                          147                      $25,693,513.20                               7.81
75.01 - 80.00                          588                     $117,367,658.00                              35.67
80.01 - 85.00                          272                      $37,348,786.48                              11.35
85.01 - 90.00                          388                      $56,181,995.04                              17.07
90.01 - 95.00                          280                      $50,479,672.86                              15.34
95.01 - 100.00                          24                       $4,635,672.12                               1.41
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Combined LTVs              AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
0.01 - 25.00                       $107,567.00           8.10%        22.25%       620
25.01 - 30.00                       $36,259.00          9.149         28.18        635
30.01 - 35.00                       $77,369.00          6.684         33.94        596
35.01 - 40.00                       $53,808.00          9.298         36.51        538
40.01 - 45.00                      $144,308.00          8.196         42.14        539
45.01 - 50.00                      $107,186.00          8.122         47.65        568
50.01 - 55.00                      $113,665.00          7.443         53.29        577
55.01 - 60.00                      $164,434.00          7.081         57.68        604
60.01 - 65.00                      $155,340.00          7.324         63.81        595
65.01 - 70.00                      $177,203.00          7.418         68.80        588
70.01 - 75.00                      $174,786.00          7.417         74.09        580
75.01 - 80.00                      $199,605.00          6.915         79.36        644
80.01 - 85.00                      $137,312.00          7.659         84.15        587
85.01 - 90.00                      $144,799.00          7.367         89.23        619
90.01 - 95.00                      $180,285.00          7.296         94.25        629
95.01 - 100.00                     $193,153.00          7.615         98.43        634
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620



Owner Occupancy of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Owner Occupancy            Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Owner                                1,646                     $299,879,339.13                              91.13%
Investment                             280                      $23,982,634.90                               7.29
Second Home                             22                       $5,197,484.94                               1.58
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Owner Occupancy            AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
Owner                              $182,187.00           7.24%        81.59%       617
Investment                          $85,652.00          7.491         82.94        646
Second Home                        $236,249.00          6.474         76.91        657
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620



Property Type of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Property Types             Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Single Family                        1,344                     $226,855,658.58                              68.94%
PUD                                    170                      $44,556,471.01                              13.54
Condominium                            140                      $22,660,998.27                               6.89
Manufactured                           184                      $16,674,461.83                               5.07
2-Family                                87                      $14,190,973.27                               4.31
3-Family                                13                       $2,420,736.45                               0.74
4-Family                                 9                       $1,548,561.52                               0.47
Townhouse                                1                         $151,598.04                               0.05
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Property Types             AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
Single Family                      $168,791.00           7.22%        81.60%       617
PUD                                $262,097.00          7.016         81.79        626
Condominium                        $161,864.00          7.068         82.68        639
Manufactured                        $90,622.00          8.194         79.85        594
2-Family                           $163,115.00          7.320         83.31        643
3-Family                           $186,210.00          7.349         76.61        615
4-Family                           $172,062.00          7.545         73.15        633
Townhouse                          $151,598.00          9.450         89.18        463
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


Loan Purpose of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Loan Purpose               Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Cash Out                               928                     $158,575,727.46                              48.19%
Purchase                               925                     $156,399,367.02                              47.53
Rate/Term Refi                          95                      $14,084,364.49                               4.28
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Loan Purpose               AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
Cash Out                           $170,879.00           7.44%        79.06%       592
Purchase                           $169,080.00          7.055         84.77        648
Rate/Term Refi                     $148,256.00          7.020         75.30        607
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


Document Type of Mortgage Loans

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Document Type               Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------------------------------------------------------------------------------------------------
Full Documentation                    1,211                     $177,923,813.11                              54.07%
Stated Income                           563                     $107,793,483.23                              32.76
Streamlined Documentation                79                      $24,646,696.07                               7.49
Limited Documentation                    50                      $10,064,211.36                               3.06
No Documentation                         31                       $6,336,706.65                               1.93
Alternate Documentation                  14                       $2,294,548.55                               0.70
-------------------------------------------------------------------------------------------------------------------
Total:                                1,948                     $329,059,458.97                             100.00%



Document Type               AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Full Documentation                  $146,923.00           7.36%        81.84%       597
Stated Income                       $191,463.00          7.243         81.52        635
Streamlined Documentation           $311,983.00          6.494         80.30        702
Limited Documentation               $201,284.00          7.131         85.49        619
No Documentation                    $204,410.00          7.075         75.41        664
Alternate Documentation             $163,896.00          7.343         82.82        607
--------------------------------------------------------------------------------------
Total:                              $168,922.00           7.24%        81.62%       620



Product Type of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Product Type               Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
2/28 ARM                             1,576                     $264,011,901.03                              80.23%
3/27 ARM                               292                      $47,346,589.91                              14.39
5/25 ARM                                53                      $14,149,768.27                               4.30
1/29 ARM                                14                       $2,316,474.84                               0.70
6 mo ARM                                 3                         $718,583.86                               0.22
2/13 ARM                                 6                         $335,717.73                               0.10
2/18 ARM                                 2                          $94,844.62                               0.03
3/12 ARM                                 1                          $45,627.39                               0.01
3/17 ARM                                 1                          $39,951.32                               0.01
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%


Product Type               AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
2/28 ARM                           $167,520.00           7.32%        81.83%       618
3/27 ARM                           $162,146.00          7.158         81.76        615
5/25 ARM                           $266,977.00          6.126         77.59        659
1/29 ARM                           $165,462.00          7.264         78.76        586
6 mo ARM                           $239,528.00          6.593         83.37        642
2/13 ARM                            $55,953.00          7.224         81.69        650
2/18 ARM                            $47,422.00          8.885         82.40        628
3/12 ARM                            $45,627.00          9.100         68.10        494
3/17 ARM                            $39,951.00          9.200         88.78        555
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


--------------------------------------------------------------------------------
** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)
--------------------------------------------------------------------------------


Geographical Distribution of Mortgages Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
State                      Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
California                             468                     $140,665,716.82                              42.75%
Florida                                164                      $23,426,999.04                               7.12
New York                                51                      $13,235,680.69                               4.02
Other                                1,265                     $151,731,062.42                              46.11
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



State                      AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
California                         $300,568.00           6.96%        80.58%       624
Florida                            $142,848.00          7.280         85.68        626
New York                           $259,523.00          6.934         80.07        632
Other                              $119,946.00          7.520         82.09        613
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620



Prepay Penalty for Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Term                Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                   1,458                     $264,484,999.46                              80.38%
None                                   490                      $64,574,459.51                              19.62
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Prepay Term                AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
Has Prepay Penalty                 $181,403.00           7.14%        81.97%       619
None                               $131,785.00          7.652         80.18        621
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620



Prepay Term for Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Term                Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
No Prepay Penalty                      490                      $64,574,459.51                              19.62%
12                                      78                      $20,794,456.28                               6.32
24                                   1,056                     $192,662,727.51                              58.55
30                                     315                      $49,098,283.91                              14.92
36                                       9                       $1,929,531.76                               0.59
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%


Prepay Term                AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO

-------------------------------------------------------------------------------------
No Prepay Penalty                  $131,785.00           7.65%        80.18%       621
12                                 $266,596.00          7.000         81.37        639
24                                 $182,446.00          7.188         81.82        618
30                                 $155,868.00          7.069         83.00        615
36                                 $214,392.00          5.764         77.05        648

-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620



Fico Scores of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Fico Scores                Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
400 - 419                                1                         $110,632.36                               0.03%
440 - 459                                6                         $972,333.58                               0.30
460 - 479                               26                       $4,994,942.34                               1.52
480 - 499                               66                      $10,294,760.22                               3.13
500 - 519                              110                      $13,597,044.37                               4.13
520 - 539                              114                      $14,890,894.50                               4.53
540 - 559                              167                      $23,207,363.09                               7.05
560 - 579                              179                      $25,621,792.32                               7.79
580 - 599                              221                      $35,983,742.69                              10.94
600 - 619                              224                      $34,386,722.08                              10.45
620 - 639                              185                      $30,503,438.62                               9.27
640 - 659                              169                      $31,424,851.63                               9.55
660 - 679                              161                      $34,776,363.94                              10.57
680 - 699                              117                      $26,195,000.16                               7.96
700 - 719                               81                      $17,785,605.73                               5.40
720 - 739                               58                      $10,707,472.46                               3.25
740 - 759                               34                       $7,675,058.75                               2.33
760 - 779                               22                       $4,883,545.66                               1.48
780 - 799                                6                         $957,894.47                               0.29
800 or greater                           1                          $90,000.00                               0.03
------------------------------------------------------------------------------------------------------------------
Total:                               1,948                     $329,059,458.97                             100.00%



Fico Scores                AVG CURRENT BALANCE   WA GROSS CPN    WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
400 - 419                          $110,632.00           6.88%        69.15%       412
440 - 459                          $162,056.00          8.519         77.70        456
460 - 479                          $192,113.00          8.678         78.08        471
480 - 499                          $155,981.00          8.874         74.79        492
500 - 519                          $123,609.00          8.374         77.41        511
520 - 539                          $130,622.00          8.236         77.57        529
540 - 559                          $138,966.00          7.972         79.61        550
560 - 579                          $143,139.00          7.709         81.56        570
580 - 599                          $162,822.00          7.433         82.82        590
600 - 619                          $153,512.00          7.300         83.99        609
620 - 639                          $164,883.00          7.056         82.92        628
640 - 659                          $185,946.00          6.832         83.74        648
660 - 679                          $216,002.00          6.614         81.26        669
680 - 699                          $223,889.00          6.496         82.11        690
700 - 719                          $219,575.00          6.333         81.29        709
720 - 739                          $184,612.00          6.794         84.48        728
740 - 759                          $225,737.00          6.286         82.30        748
760 - 779                          $221,979.00          6.388         81.43        769
780 - 799                          $159,649.00          6.290         81.61        793
800 or greater                      $90,000.00          6.500         55.21        806
-------------------------------------------------------------------------------------
Total:                             $168,922.00           7.24%        81.62%       620


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
We need these matrices in addition to strats
-------------------------------------------------------------------------------

If the deal has deep MI - we want the following:

For Non-MI Loans-only
By LTV Bucket                    % of total deal               Avg FICO            %<550 FICO          %full doc         %non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%

Aggregate Loans
FICO                  % of total deal       Avg LTV        Max LTV            % Full Doc
520-539
540-559
560-579
580-599
etc.



FICO                  % Owner Occ            % IO                WAC           MARGIN        % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
etc.


IO Loans
FICO              % of total deal          Avg LTV                 Max LTV                 % Full Doc
520-539
540-559
560-579
580-599
etc.


FICO              % Owner Occ               WAC                          MARGIN             % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
etc.

-------------------------------------------------------------------------------
We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately We also need this for the total pool combined
-------------------------------------------------------------------------------

Original Principal Balances of Mortgage Loans

                                               Aggregate Original Principal          % of Aggregate Principal
Range ($)                  Number of Loans                Balance                   Balance as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
0-24,999.01                             63                       $1,192,279.89                               1.60%
25,000.01 - 50,000.00                  165                       $6,127,787.23                               8.23
50,000.01 - 75,000.00                  150                       $9,119,529.30                              12.24
75,000.01 - 100,000.00                 100                       $8,516,013.96                              11.43
100,000.01 - 125,000.00                 52                       $5,773,305.41                               7.75
125,000.01 - 150,000.00                 47                       $6,285,968.50                               8.44
150,000.01 - 175,000.00                 26                       $4,179,044.14                               5.61
175,000.01 - 200,000.00                 25                       $4,590,722.32                               6.16
200,000.01 - 225,000.00                 14                       $2,984,538.18                               4.01
225,000.01 - 250,000.00                  8                       $1,870,775.20                               2.51
250,000.01 - 275,000.00                 14                       $3,674,530.55                               4.93
275,000.01 - 300,000.00                 15                       $4,271,089.60                               5.73
300,000.01 - 333,700.00                 12                       $3,750,742.17                               5.04
333,700.01 - 350,000.00                  1                         $337,500.00                               0.45
350,000.01 - 600,000.00                 23                       $9,755,494.94                              13.10
600,000.01 -1,000,000.00                 3                       $2,062,967.41                               2.77
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Range ($)                        BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
0-24,999.01                         $18,925.00          10.42%        92.37%       633
25,000.01 - 50,000.00               $37,138.00         10.147         89.71        630
50,000.01 - 75,000.00               $60,797.00          9.271         86.89        627
75,000.01 - 100,000.00              $85,160.00          8.686         85.37        638
100,000.01 - 125,000.00            $111,025.00          8.378         85.24        618
125,000.01 - 150,000.00            $133,744.00          7.717         83.83        628
150,000.01 - 175,000.00            $160,732.00          7.678         81.21        634
175,000.01 - 200,000.00            $183,629.00          7.319         76.93        613
200,000.01 - 225,000.00            $213,181.00          6.895         76.00        662
225,000.01 - 250,000.00            $233,847.00          7.348         79.71        644
250,000.01 - 275,000.00            $262,466.00          7.263         85.41        653
275,000.01 - 300,000.00            $284,739.00          6.964         72.82        666
300,000.01 - 333,700.00            $312,562.00          7.214         81.89        641
333,700.01 - 350,000.00            $337,500.00          7.750         75.00        642
350,000.01 - 600,000.00            $424,152.00          6.792         77.97        669
600,000.01 -1,000,000.00           $687,656.00          5.671         70.10        680
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641



Principal Balances of Mortgage Loans as of Cutoff Date


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Range ($)                  Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
0-24,999.01                             67                       $1,282,135.80                               1.72%
25,000.01 - 50,000.00                  170                       $6,483,811.59                               8.70
50,000.01 - 75,000.00                  147                       $9,121,733.76                              12.25
75,000.01 - 100,000.00                  98                       $8,464,148.19                              11.36
100,000.01 - 125,000.00                 49                       $5,501,560.96                               7.39
125,000.01 - 150,000.00                 48                       $6,458,951.52                               8.67
150,000.01 - 175,000.00                 27                       $4,404,622.44                               5.91
175,000.01 - 200,000.00                 22                       $4,067,686.49                               5.46
200,000.01 - 225,000.00                 15                       $3,207,433.34                               4.31
225,000.01 - 250,000.00                  7                       $1,647,880.04                               2.21
250,000.01 - 275,000.00                 15                       $3,948,604.04                               5.30
275,000.01 - 300,000.00                 14                       $3,997,016.11                               5.37
300,000.01 - 333,700.00                 12                       $3,750,742.17                               5.04
333,700.01 - 350,000.00                  1                         $337,500.00                               0.45
350,000.01 - 600,000.00                 23                       $9,755,494.94                              13.10
600,000.01 -1,000,000.00                 3                       $2,062,967.41                               2.77
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Range ($)                        BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
0-24,999.01                         $19,136.00          10.36%        91.79%       633
25,000.01 - 50,000.00               $38,140.00         10.101         88.58        626
50,000.01 - 75,000.00               $62,053.00          9.211         87.55        629
75,000.01 - 100,000.00              $86,369.00          8.587         84.97        637
100,000.01 - 125,000.00            $112,277.00          8.544         85.80        620
125,000.01 - 150,000.00            $134,561.00          7.677         83.78        627
150,000.01 - 175,000.00            $163,134.00          7.627         81.61        623
175,000.01 - 200,000.00            $184,895.00          7.379         75.81        622
200,000.01 - 225,000.00            $213,829.00          6.973         76.21        666
225,000.01 - 250,000.00            $235,411.00          7.256         79.80        634
250,000.01 - 275,000.00            $263,240.00          7.323         84.99        655
275,000.01 - 300,000.00            $285,501.00          6.884         72.37        665
300,000.01 - 333,700.00            $312,562.00          7.214         81.89        641
333,700.01 - 350,000.00            $337,500.00          7.750         75.00        642
350,000.01 - 600,000.00            $424,152.00          6.792         77.97        669
600,000.01 -1,000,000.00           $687,656.00          5.671         70.10        680
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641



Current Mortgage Rates of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Mortgage Rates (%)         Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                            1                          $22,808.96                               0.03%
4.500 - 4.999                            1                         $127,628.87                               0.17
5.000 - 5.499                            7                       $2,931,661.57                               3.94
5.500 - 5.999                           16                       $3,035,809.86                               4.08
6.000 - 6.499                           38                       $7,449,751.02                              10.00
6.500 - 6.999                           69                      $11,024,779.96                              14.80
7.000 - 7.499                           63                       $8,899,288.56                              11.95
7.500 - 7.999                           84                      $11,883,280.53                              15.95
8.000 - 8.499                           65                       $6,935,159.04                               9.31
8.500 - 8.999                           49                       $3,973,622.01                               5.33
9.000 - 9.499                           37                       $2,789,666.41                               3.74
9.500 - 9.999                           73                       $4,388,680.90                               5.89
10.000 - 10.499                         32                       $2,023,141.07                               2.72
10.500 - 10.999                         75                       $4,102,612.32                               5.51
11.000 - 11.499                         22                       $1,238,428.48                               1.66
11.500 - 11.999                         39                       $1,798,337.84                               2.41
12.000 - 12.499                         15                         $600,984.11                               0.81
12.500 - 12.999                          8                         $326,393.96                               0.44
13.000 - 13.499                         15                         $683,090.44                               0.92
13.500 - 13.999                          8                         $223,105.67                               0.30
14.500 - 14.999                          1                          $34,057.22                               0.05
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Mortgage Rates (%)               BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
3.500 - 3.999                       $22,809.00           3.75%        98.67%       771
4.500 - 4.999                      $127,629.00          4.875         51.05        709
5.000 - 5.499                      $418,809.00          5.285         65.25        724
5.500 - 5.999                      $189,738.00          5.898         70.73        692
6.000 - 6.499                      $196,046.00          6.258         76.04        673
6.500 - 6.999                      $159,779.00          6.727         79.01        664
7.000 - 7.499                      $141,259.00          7.209         80.99        647
7.500 - 7.999                      $141,468.00          7.704         82.86        627
8.000 - 8.499                      $106,695.00          8.132         84.47        607
8.500 - 8.999                       $81,094.00          8.694         83.28        599
9.000 - 9.499                       $75,396.00          9.211         84.74        603
9.500 - 9.999                       $60,119.00          9.778         90.64        634
10.000 - 10.499                     $63,223.00         10.252         91.54        626
10.500 - 10.999                     $54,701.00         10.755         94.38        627
11.000 - 11.499                     $56,292.00         11.191         88.81        600
11.500 - 11.999                     $46,111.00         11.794         92.02        589
12.000 - 12.499                     $40,066.00         12.152         91.89        611
12.500 - 12.999                     $40,799.00         12.669         86.97        617
13.000 - 13.499                     $45,539.00         13.136         96.25        628
13.500 - 13.999                     $27,888.00         13.797         90.67        578
14.500 - 14.999                     $34,057.00         14.750        101.00        686
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641



Original Term to Maturity of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Original Term (mos)        Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
000 - 180                              266                      $16,338,113.53                              21.93%
181 - 240                               58                       $2,662,485.21                               3.57
241 - 360                              394                      $55,491,690.06                              74.49
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Original Term (mos)              BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
000 - 180                           $61,421.00           9.19%        86.26%       666
181 - 240                           $45,905.00          9.898         87.65        614
241 - 360                          $140,842.00          7.526         80.85        634
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641


Stated Remaining Term to Maturity of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Remaining Term (mos)       Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
61 - 120                                18                         $892,059.80                               1.20%
121 - 180                              248                      $15,446,053.73                              20.74
181 - 240                               58                       $2,662,485.21                               3.57
241 - 300                               23                       $1,577,149.35                               2.12
301 - 360                              371                      $53,914,540.71                              72.38
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Remaining Term (mos)             BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
61 - 120                            $49,559.00           9.75%        65.59%       607
121 - 180                           $62,282.00          9.156         87.46        669
181 - 240                           $45,905.00          9.898         87.65        614
241 - 300                           $68,572.00          9.873         80.68        570
301 - 360                          $145,322.00          7.457         80.86        636
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641




Lender Paid                                  Aggregate Principal Balance as of   % of Aggregate Principal Balance
Mortgage Insurance         Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------------
Yes                                            0                               $0.00                                  0%
No                                           718                      $74,492,288.80                             100.00%
------------------------------------------------------------------------------------------------------------------------
Total:                                       718                      $74,492,288.80                             100.00%


                                     AVG CURRENT         WA GROSS
Lender Paid Mortgage Insurance         BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------------
Yes                                            $0.00           0.00%         0.00%         0
No                                       $103,750.00          0.080          0.82        641
--------------------------------------------------------------------------------------------
Total:                                   $103,750.00           7.98%        82.28%       641


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Lien                       Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
1                                      423                      $60,162,482.05                                 81%
2                                      295                      $14,329,806.75                                 19%
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Lien                             BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
1                                  $142,228.00           7.38%        79.18%       639
2                                   $48,576.00         10.480         95.31        647
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Seasoning(mos)             Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
1 - 6                                  234                      $27,184,225.64                              36.49%
7 - 12                                 212                      $20,452,677.62                              27.46%
13 to 18                               164                      $17,242,163.73                              23.15%
19 to 24                                54                       $5,128,704.01                               6.88%
25 to 30                                10                       $1,349,044.85                               1.81%
31 to 36                                 3                         $335,194.72                               0.45%
37 to 42                                 8                         $869,957.09                               1.17%
43 to 48                                 1                          $57,462.98                               0.08%
49 to 54                                 1                         $185,195.54                               0.25%
55 to 60                                 1                          $63,427.67                               0.09%
61 to 66                                 1                         $100,463.79                               0.13%
67 to 72                                27                       $1,452,310.30                               1.95%
73 to 78                                 2                          $71,460.86                               0.10%
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Seasoning(mos)                   BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
1 - 6                              $116,172.00           8.14%        81.94%       638
7 - 12                              $96,475.00          8.044         88.04        652
13 to 18                           $105,135.00          7.639         77.38        651
19 to 24                            $94,976.00          7.423         79.55        631
25 to 30                           $134,904.00          6.650         80.22        595
31 to 36                           $111,732.00          7.881         91.34        607
37 to 42                           $108,745.00          8.226         89.01        536
43 to 48                            $57,463.00          8.125         82.09        551
49 to 54                           $185,196.00          8.625         77.16        548
55 to 60                            $63,428.00         12.860         64.72        537
61 to 66                           $100,464.00          9.600         81.02        536
67 to 72                            $53,789.00         10.292         73.11        588
73 to 78                            $35,730.00         11.562         74.60        529
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641


Combined Loan-to-Value Ratios of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Combined LTVs              Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                             3                          $93,073.98                               0.12%
25.01 - 30.00                            1                         $279,072.05                               0.37
30.01 - 35.00                            1                          $86,867.63                               0.12
35.01 - 40.00                            2                         $253,686.89                               0.34
40.01 - 45.00                            4                         $965,483.67                               1.30
45.01 - 50.00                            9                         $644,175.44                               0.86
50.01 - 55.00                            8                       $1,000,442.09                               1.34
55.01 - 60.00                           10                       $1,083,505.38                               1.45
60.01 - 65.00                           24                       $4,196,312.66                               5.63
65.01 - 70.00                           31                       $3,432,975.43                               4.61
70.01 - 75.00                           48                       $7,894,561.77                              10.60
75.01 - 80.00                          108                      $16,283,984.59                              21.86
80.01 - 85.00                           55                       $5,369,877.44                               7.21
85.01 - 90.00                          104                      $10,397,836.09                              13.96
90.01 - 95.00                           86                       $9,807,654.79                              13.17
95.01 - 100.00                         215                      $12,137,635.13                              16.29
100.01 - 105.00                          7                         $465,818.00                               0.63
110.01 - 115.00                          2                          $99,325.77                               0.13
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Combined LTVs                    BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
0.01 - 25.00                        $31,025.00           9.67%        14.59%       589
25.01 - 30.00                      $279,072.00          6.990         27.23        543
30.01 - 35.00                       $86,868.00          6.490         31.70        682
35.01 - 40.00                      $126,843.00          6.406         36.45        655
40.01 - 45.00                      $241,371.00          5.445         43.75        747
45.01 - 50.00                       $71,575.00          7.683         48.31        635
50.01 - 55.00                      $125,055.00          7.239         52.32        642
55.01 - 60.00                      $108,351.00          7.726         58.33        602
60.01 - 65.00                      $174,846.00          7.089         63.47        657
65.01 - 70.00                      $110,741.00          7.605         68.25        636
70.01 - 75.00                      $164,470.00          7.068         73.91        644
75.01 - 80.00                      $150,778.00          7.410         78.52        650
80.01 - 85.00                       $97,634.00          8.178         82.97        600
85.01 - 90.00                       $99,979.00          7.827         88.74        630
90.01 - 95.00                      $114,042.00          7.992         94.05        647
95.01 - 100.00                      $56,454.00         10.023         99.49        641
100.01 - 105.00                     $66,545.00         10.261        101.68        656
110.01 - 115.00                     $49,663.00          8.000        114.17        538
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641


Owner Occupancy of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Owner Occupancy            Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Owner                                  627                      $66,236,180.67                              88.92%
Investment                              80                       $6,845,530.23                               9.19
Second Home                             11                       $1,410,577.90                               1.89
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Owner Occupancy                  BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Owner                              $105,640.00           7.98%        82.23%       639
Investment                          $85,569.00          7.848         83.20        663
Second Home                        $128,234.00          8.246         80.18        623
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641


Property Type of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Property Types             Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Single Family                          447                      $46,821,680.75                              62.85%
Manufactured                           104                       $9,581,166.00                              12.86
2-Family                                41                       $6,803,146.83                               9.13
PUD                                     71                       $5,975,357.24                               8.02
Condominium                             39                       $3,237,466.71                               4.35
4-Family                                10                       $1,172,948.83                               1.57
3-Family                                 5                         $859,420.11                               1.15
Townhouse                                1                          $41,102.33                               0.06
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Property Types                   BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Single Family                      $104,746.00           7.93%        82.10%       640
Manufactured                        $92,127.00          8.020         78.01        618
2-Family                           $165,930.00          7.750         81.48        657
PUD                                 $84,160.00          8.391         88.85        640
Condominium                         $83,012.00          8.623         89.17        671
4-Family                           $117,295.00          7.013         81.56        684
3-Family                           $171,884.00          7.441         75.65        621
Townhouse                           $41,102.00         11.910         79.58        519
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641



Loan Purpose of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Loan Purpose               Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Purchase                               337                      $34,248,841.82                              45.98%
Equity Refinance                       324                      $31,904,971.54                              42.83
Rate/Term Refinance                     57                       $8,338,475.44                              11.19
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Loan Purpose                     BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Purchase                           $101,629.00           8.22%        88.51%       650
Equity Refinance                    $98,472.00          8.029         77.67        621
Rate/Term Refinance                $146,289.00          6.759         74.39        675
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641


Document Type of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Document Type              Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------------------------------------------------------------------------------------------------
Full Documentation                      458                      $43,891,953.06                              58.92%
Stated Income                           207                      $21,275,100.31                              28.56
No Documentation                         27                       $4,628,862.70                               6.21
Limited Documentation                    16                       $2,517,819.48                               3.38
Alternate Documentation                   7                       $1,461,172.67                               1.96
Streamlined Documentation                 3                         $717,380.58                               0.96
-------------------------------------------------------------------------------------------------------------------
Total:                                  718                      $74,492,288.80                             100.00%


                                AVG CURRENT         WA GROSS
Document Type                     BALANCE             CPN         WA COMBLTV    WA FICO
---------------------------------------------------------------------------------------
Full Documentation                   $95,834.00           7.93%        81.48%       629
Stated Income                       $102,778.00          8.299         85.45        659
No Documentation                    $171,439.00          7.556         80.21        668
Limited Documentation               $157,364.00          8.330         80.10        601
Alternate Documentation             $208,739.00          6.001         73.24        715
Streamlined Documentation           $239,127.00          6.931         77.14        623
---------------------------------------------------------------------------------------
Total:                              $103,750.00           7.98%        82.28%       641


Product Type of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Product Type               Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Fixed                                  517                      $63,828,490.66                              85.68%
Balloon                                201                      $10,663,798.14                              14.32
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Product Type                     BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Fixed                              $123,459.00           7.57%        80.05%       638
Balloon                             $53,054.00         10.398         95.62        654
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641


-------------------------------------------------------------------------------
** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)
-------------------------------------------------------------------------------


Geographical Distribution of Mortgages Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
State                      Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
California                             141                      $18,638,767.05                              25.02%
New York                                44                      $10,007,430.34                              13.43
Texas                                   61                       $6,342,406.55                               8.51
Other                                  472                      $39,503,684.86                              53.03
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
State                            BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
California                         $132,190.00           8.03%        80.02%       635
New York                           $227,442.00          7.465         80.73        655
Texas                              $103,974.00          7.208         77.83        678
Other                               $83,694.00          8.200         84.46        633
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641



Prepay Penalty for Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Penalty             Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                     392                      $40,787,504.46                              54.75%
None                                   326                      $33,704,784.34                              45.25
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Prepay Penalty                   BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Has Prepay Penalty                 $104,050.00           8.15%        84.13%       636
None                               $103,389.00          7.761         80.05        646
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641



Prepay Term for Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Term                Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
No Prepay Penalty                      326                      $33,704,784.34                              45.25%
12                                      29                       $3,083,820.30                               4.14
24                                      98                       $9,645,291.93                              12.95
30                                     241                      $24,643,946.94                              33.08
36                                      24                       $3,414,445.29                               4.58
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Prepay Term                      BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
No Prepay Penalty                  $103,389.00           7.76%        80.05%       646
12                                 $106,339.00          8.101         88.82        659
24                                  $98,421.00          8.706         86.84        616
30                                 $102,257.00          8.121         83.44        637
36                                 $142,269.00          6.850         77.23        660
--------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641



Fico Scores of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Fico Scores                Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
420 - 439                                1                         $100,861.13                               0.14%
440 - 459                                2                          $61,764.06                               0.08
460 - 479                               10                         $532,004.40                               0.71
480 - 499                               15                       $1,422,400.39                               1.91
500 - 519                               33                       $2,741,987.94                               3.68
520 - 539                               31                       $2,757,040.53                               3.70
540 - 559                               42                       $3,840,623.04                               5.16
560 - 579                               41                       $4,847,938.69                               6.51
580 - 599                               53                       $5,073,368.94                               6.81
600 - 619                               56                       $4,651,752.14                               6.24
620 - 639                               75                       $8,109,806.11                              10.89
640 - 659                               93                       $9,600,696.93                              12.89
660 - 679                               78                       $8,854,005.98                              11.89
680 - 699                               54                       $5,759,739.33                               7.73
700 - 719                               34                       $5,036,654.21                               6.76
720 - 739                               40                       $4,213,441.55                               5.66
740 - 759                               25                       $2,669,351.59                               3.58
760 - 779                               22                       $2,573,509.92                               3.45
780 - 799                               11                       $1,529,745.24                               2.05
800 or greater                           2                         $115,596.68                               0.16
------------------------------------------------------------------------------------------------------------------
Total:                                 718                      $74,492,288.80                             100.00%


                               AVG CURRENT         WA GROSS
Fico Scores                      BALANCE             CPN         WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
420 - 439                          $100,861.00          10.50%        84.76%       425
440 - 459                           $30,882.00         11.457         97.17        450
460 - 479                           $53,200.00          9.974         86.22        472
480 - 499                           $94,827.00          8.607         83.62        490
500 - 519                           $83,091.00          8.912         82.33        512
520 - 539                           $88,937.00          8.982         79.49        529
540 - 559                           $91,443.00          8.340         78.28        551
560 - 579                          $118,242.00          7.989         79.79        568
580 - 599                           $95,724.00          8.393         83.26        590
600 - 619                           $83,067.00          8.447         84.50        609
620 - 639                          $108,131.00          8.256         84.56        629
640 - 659                          $103,233.00          8.083         82.97        649
660 - 679                          $113,513.00          7.804         84.92        669
680 - 699                          $106,662.00          7.791         81.96        688
700 - 719                          $148,137.00          7.228         80.72        710
720 - 739                          $105,336.00          7.159         83.66        728
740 - 759                          $106,774.00          7.407         82.67        747
760 - 779                          $116,978.00          6.703         73.81        768
780 - 799                          $139,068.00          6.388         75.63        790
800 or greater                      $57,798.00          8.986         90.30        809
-------------------------------------------------------------------------------------
Total:                             $103,750.00           7.98%        82.28%       641


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and
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(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the
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for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
We need these matrices in addition to strats
-------------------------------------------------------------------------------

If the deal has deep MI - we want the following:


For Non-MI Loans-only
By LTV Bucket                 % of total deal         Avg FICO                %<550 FICO          %full doc             %non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%



Aggregate Loans
FICO                      % of total deal          Avg LTV             Max LTV                 % Full Doc             % Owner Occ
520-539
540-559
560-579
580-599
etc.



FICO                      % IO              WAC                MARGIN             % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
etc.


IO Loans
FICO                      % of total deal          Avg LTV             Max LTV                 % Full Doc             % Owner Occ
520-539
540-559
560-579
580-599
etc.



FICO                      WAC             MARGIN             % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
etc.

--------------------------------------------------------------------------------
We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately We also need this for the total pool combined
--------------------------------------------------------------------------------

Original Principal Balances of Mortgage Loans

                              Number of        Aggregate Original Principal          % of Aggregate Principal
Range ($)                       Loans                     Balance                   Balance as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                          1                          $72,000.00                               0.07%
75,001 - 100,000                         4                         $353,079.16                               0.36
100,001 - 125,000                       10                       $1,141,374.20                               1.15
125,001 - 150,000                       10                       $1,347,255.75                               1.36
150,001 - 175,000                       17                       $2,771,908.73                               2.80
175,001 - 200,000                       27                       $5,082,235.28                               5.13
200,001 - 225,000                       25                       $5,321,897.40                               5.37
225,001 - 250,000                       31                       $7,434,560.60                               7.51
250,001 - 275,000                       34                       $8,924,663.29                               9.01
275,001 - 300,000                       34                       $9,794,130.58                               9.89
300,001 - 333,700                       25                       $7,993,519.58                               8.07
333,701 - 350,000                       18                       $6,150,140.82                               6.21
350,001 - 600,000                       85                      $37,320,237.83                              37.69
600,001 - 1,000,000                      6                       $4,135,018.76                               4.18
1,000,001+                               1                       $1,172,444.11                               1.18
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Range ($)                        BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
50,001 - 75,000                     $72,000.00           6.38%        80.00%       664
75,001 - 100,000                    $88,270.00          7.220         72.46        682
100,001 - 125,000                  $114,137.00          6.831         83.88        644
125,001 - 150,000                  $134,726.00          6.125         81.00        666
150,001 - 175,000                  $163,053.00          6.673         79.72        672
175,001 - 200,000                  $188,231.00          6.516         80.57        646
200,001 - 225,000                  $212,876.00          6.502         79.56        680
225,001 - 250,000                  $239,825.00          6.403         77.44        643
250,001 - 275,000                  $262,490.00          6.525         80.64        665
275,001 - 300,000                  $288,063.00          6.534         81.28        662
300,001 - 333,700                  $319,741.00          6.263         80.24        662
333,701 - 350,000                  $341,674.00          6.427         81.58        663
350,001 - 600,000                  $439,062.00          6.478         81.71        668
600,001 - 1,000,000                $689,170.00          6.030         74.74        662
1,000,001+                       $1,172,444.00          6.950         70.00        674
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664



Principal Balances of Mortgage Loans as of Cutoff Date



                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Range (S)                  Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                          1                          $72,000.00                               0.07%
75,001 - 100,000                         4                         $353,079.16                               0.36
100,001 - 125,000                       10                       $1,141,374.20                               1.15
125,001 - 150,000                       10                       $1,347,255.75                               1.36
150,001 - 175,000                       17                       $2,771,908.73                               2.80
175,001 - 200,000                       28                       $5,277,181.64                               5.33
200,001 - 225,000                       24                       $5,126,951.04                               5.18
225,001 - 250,000                       31                       $7,434,560.60                               7.51
250,001 - 275,000                       34                       $8,924,663.29                               9.01
275,001 - 300,000                       34                       $9,794,130.58                               9.89
300,001 - 333,700                       25                       $7,993,519.58                               8.07
333,701 - 350,000                       18                       $6,150,140.82                               6.21
350,001 - 600,000                       85                      $37,320,237.83                              37.69
600,001 - 1,000,000                      6                       $4,135,018.76                               4.18
1,000,001+                               1                       $1,172,444.11                               1.18
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Range ($)                        BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
50,001 - 75,000                     $72,000.00           6.38%        80.00%       664
75,001 - 100,000                    $88,270.00          7.220         72.46        682
100,001 - 125,000                  $114,137.00          6.831         83.88        644
125,001 - 150,000                  $134,726.00          6.125         81.00        666
150,001 - 175,000                  $163,053.00          6.673         79.72        672
175,001 - 200,000                  $188,471.00          6.524         80.48        649
200,001 - 225,000                  $213,623.00          6.492         79.61        678
225,001 - 250,000                  $239,825.00          6.403         77.44        643
250,001 - 275,000                  $262,490.00          6.525         80.64        665
275,001 - 300,000                  $288,063.00          6.534         81.28        662
300,001 - 333,700                  $319,741.00          6.263         80.24        662
333,701 - 350,000                  $341,674.00          6.427         81.58        663
350,001 - 600,000                  $439,062.00          6.478         81.71        668
600,001 - 1,000,000                $689,170.00          6.030         74.74        662
1,000,001+                       $1,172,444.00          6.950         70.00        674
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Current Mortgage Rates of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Mortgage Rates (%)         Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                            2                         $644,230.67                               0.65%
4.500 - 4.999                            7                       $3,390,728.24                               3.42
5.000 - 5.499                           12                       $3,414,861.63                               3.45
5.500 - 5.999                           65                      $19,305,464.68                              19.50
6.000 - 6.499                           69                      $20,508,200.26                              20.71
6.500 - 6.999                          105                      $32,390,314.09                              32.71
7.000 - 7.499                           37                      $10,642,986.72                              10.75
7.500 - 7.999                           24                       $7,224,616.24                               7.30
8.000 - 8.499                            5                         $984,973.43                               0.99
8.500 - 8.999                            2                         $508,090.13                               0.51
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Mortgage Rates (%)               BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
4.000 - 4.499                      $322,115.00           4.00%        79.73%       674
4.500 - 4.999                      $484,390.00          4.795         70.39        698
5.000 - 5.499                      $284,572.00          5.202         78.98        673
5.500 - 5.999                      $297,007.00          5.809         80.19        670
6.000 - 6.499                      $297,220.00          6.251         79.49        673
6.500 - 6.999                      $308,479.00          6.726         80.36        663
7.000 - 7.499                      $287,648.00          7.189         82.59        635
7.500 - 7.999                      $301,026.00          7.721         84.81        645
8.000 - 8.499                      $196,995.00          8.244         86.95        664
8.500 - 8.999                      $254,045.00          8.584         91.75        591
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Original Term to Maturity of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Original Term (mos)        Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
241 - 360                              328                      $99,014,466.09                             100.00%
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Original Term (mos)              BALANCE             CPN         WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
241 - 360                          $301,873.00           6.46%        80.44%       664
-------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Stated Remaining Term to Maturity of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Remaining Term (mos)       Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
301 - 360                              328                      $99,014,466.09                             100.00%
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Remaining Term (mos)             BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
301 - 360                          $301,873.00           6.46%        80.44%       664
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664



Lender Paid                                        Aggregate Principal Balance as of   % of Aggregate Principal Balance
Mortgage Insurance                Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------------
Yes                                            0                               $0.00                                  0%
No                                           328                      $99,014,466.09                             100.00%
------------------------------------------------------------------------------------------------------------------------
Total:                                       328                      $99,014,466.09                             100.00%


                                     AVG CURRENT         WA GROSS
Lender Paid Mortgage Insurance         BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------------
Yes                                            $0.00           0.00%         0.00%         0
No                                       $301,873.00           6.46%        80.44%       664
--------------------------------------------------------------------------------------------
Total:                                   $301,873.00           6.46%        80.44%       664




                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Lien                       Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
1                                      328                      $99,014,466.09                                100%
2                                        0                               $0.00                                  0%
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Lien                             BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
1                                  $301,873.00           6.46%        80.44%       664
2                                        $0.00          0.000          0.00          0
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664



                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Seasoning(mos)             Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
1 - 6                                  264                      $78,272,328.98                                 79%
7 - 12                                  57                      $18,156,461.31                               1834%
13 to 18                                 7                       $2,585,675.80                                261%
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Seasoning(mos)                   BALANCE             CPN         WA COMBLTV    WA FICO
-------------------------------------------------------------------------------------
1 - 6                              $296,486.00           6.59%        80.67%       663
7 - 12                             $318,534.00          6.118         80.78        665
13 to 18                           $369,382.00          4.811         71.19        675
-------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664



Combined Loan-to-Value Ratios of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Combined LTVs              Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                            1                         $243,650.00                               0.25%
50.01 - 55.00                            3                         $707,999.99                               0.72
55.01 - 60.00                            5                       $1,942,518.76                               1.96
60.01 - 65.00                            2                         $547,100.00                               0.55
65.01 - 70.00                            6                       $3,006,094.11                               3.04
70.01 - 75.00                           30                       $8,212,083.11                               8.29
75.01 - 80.00                          206                      $62,071,720.13                              62.69
80.01 - 85.00                           25                       $7,061,635.73                               7.13
85.01 - 90.00                           28                       $8,639,665.92                               8.73
90.01 - 95.00                           17                       $5,147,826.49                               5.20
95.01 - 100.00                           5                       $1,434,171.85                               1.45
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Combined LTVs                    BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
45.01 - 50.00                      $243,650.00           6.25%        46.86%       538
50.01 - 55.00                      $236,000.00          6.531         53.65        611
55.01 - 60.00                      $388,504.00          5.439         58.00        682
60.01 - 65.00                      $273,550.00          5.744         64.98        682
65.01 - 70.00                      $501,016.00          6.563         69.51        650
70.01 - 75.00                      $273,736.00          6.478         74.43        637
75.01 - 80.00                      $301,319.00          6.352         79.76        679
80.01 - 85.00                      $282,465.00          6.484         84.11        614
85.01 - 90.00                      $308,559.00          6.854         89.65        640
90.01 - 95.00                      $302,813.00          7.049         94.80        642
95.01 - 100.00                     $286,834.00          7.807         97.65        639
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Owner Occupancy of Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Owner Occupancy            Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Owner                                  315                      $96,484,850.84                              97.45%
Investment                              11                       $1,907,292.76                               1.93
Second Home                              2                         $622,322.49                               0.63
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Owner Occupancy                  BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Owner                              $306,301.00           6.47%        80.48%       663
Investment                         $173,390.00          6.385         78.81        664
Second Home                        $311,161.00          4.995         79.99        681
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Property Type of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Property Types             Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Single Family                          224                      $67,447,857.60                              68.12%
PUD                                     50                      $16,112,418.11                              16.27
Condominium                             41                      $10,841,071.47                              10.95
2-Family                                11                       $3,987,572.51                               4.03
4-Family                                 1                         $470,000.00                               0.47
3-Family                                 1                         $155,546.40                               0.16
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Property Types                   BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Single Family                      $301,107.00           6.42%        80.69%       661
PUD                                $322,248.00          6.422         79.51        673
Condominium                        $264,416.00          6.517         82.30        665
2-Family                           $362,507.00          6.964         77.83        667
4-Family                           $470,000.00          7.000         56.63        597
3-Family                           $155,546.00          8.125         79.77        700
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Loan Purpose of Mortgage Loans



                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Loan Purpose               Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Purchase                               197                      $61,159,230.22                              61.77%
Equity Refinance                       120                      $35,474,285.87                              35.83
Rate/Term Refinance                     11                       $2,380,950.00                               2.40
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Loan Purpose                     BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Purchase                           $310,453.00           6.39%        80.22%       684
Equity Refinance                   $295,619.00          6.597         80.96        631
Rate/Term Refinance                $216,450.00          6.164         78.40        639
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Document Type of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Document Type              Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------------------------------------------------------------------------------------------------
Full Documentation                      126                      $39,330,569.50                              39.72%
Stated Income                           100                      $28,290,121.21                              28.57
Streamlined Documentation                77                      $24,171,238.53                              24.41
No Documentation                         19                       $5,284,825.60                               5.34
Limited Documentation                     5                       $1,640,911.25                               1.66
Alternate Documentation                   1                         $296,800.00                               0.30
-------------------------------------------------------------------------------------------------------------------
Total:                                  328                      $99,014,466.09                             100.00%


                                AVG CURRENT         WA GROSS
Document Type                     BALANCE             CPN         WA COMBLTV    WA FICO
---------------------------------------------------------------------------------------
Full Documentation                  $312,147.00           6.31%        81.52%       631
Stated Income                       $282,901.00          6.600         79.82        676
Streamlined Documentation           $313,912.00          6.511         80.03        702
No Documentation                    $278,149.00          6.679         77.10        670
Limited Documentation               $328,182.00          6.271         82.16        649
Alternate Documentation             $296,800.00          5.875         80.00        645
---------------------------------------------------------------------------------------
Total:                              $301,873.00           6.46%        80.44%       664


Product Type of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Product Type               Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
2/28 ARM 5yr IO                        230                      $70,851,833.05                              71.56%
3/27 ARM 5yr IO                         34                       $9,600,020.90                               9.70
5/25 ARM 5yr IO                         21                       $5,918,057.89                               5.98
3/27 ARM 3yr IO                          8                       $3,466,569.28                               3.50
Fixed 5yr IO                            11                       $3,145,104.60                               3.18
2/28 ARM 2yr IO                          8                       $2,239,552.38                               2.26
5/25 ARM 10yr IO                         7                       $1,728,136.34                               1.75
2/28 ARM 10yr IO                         5                       $1,203,041.65                               1.22
3/27 ARM 2yr IO                          1                         $295,000.00                               0.30
5/25 ARM 7yr IO                          1                         $247,000.00                               0.25
Fixed 10yr IO                            1                         $237,650.00                               0.24
2/28 ARM 3yr IO                          1                          $82,500.00                               0.08
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Product Type                     BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
2/28 ARM 5yr IO                    $308,051.00           6.55%        81.28%       666
3/27 ARM 5yr IO                    $282,354.00          6.473         82.01        653
5/25 ARM 5yr IO                    $281,812.00          6.025         77.69        672
3/27 ARM 3yr IO                    $433,321.00          5.102         76.57        661
Fixed 5yr IO                       $285,919.00          7.194         76.79        644
2/28 ARM 2yr IO                    $279,944.00          6.562         78.27        649
5/25 ARM 10yr IO                   $246,877.00          5.484         77.70        714
2/28 ARM 10yr IO                   $240,608.00          6.337         65.35        619
3/27 ARM 2yr IO                    $295,000.00          5.940         84.77        640
5/25 ARM 7yr IO                    $247,000.00          6.800         65.00        605
Fixed 10yr IO                      $237,650.00          6.500         70.00        604
2/28 ARM 3yr IO                     $82,500.00          8.500         75.00        578
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


--------------------------------------------------------------------------------
** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term (2yr, 3yr, 5yr, 10yr)
--------------------------------------------------------------------------------

Geographical Distribution of Mortgages Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
State                      Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
California                             194                      $66,540,872.99                              67.20%
New York                                26                       $8,224,575.61                               8.31
Nevada                                  18                       $4,354,648.03                               4.40
Other                                   90                      $19,894,369.46                              20.09
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
State                            BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
California                         $342,994.00           6.47%        80.56%       662
New York                           $316,330.00          6.688         77.30        663
Nevada                             $241,925.00          5.857         78.69        693
Other                              $221,049.00          6.472         81.74        664
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Prepay Penalty for Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Penalty             Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                     266                      $81,168,717.21                              81.98%
None                                    62                      $17,845,748.88                              18.02
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Prepay Penalty                   BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
Has Prepay Penalty                 $305,146.00           6.49%        81.22%       661
None                               $287,835.00          6.344         76.89        674
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


Prepay Term for Mortgage Loans

                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Term                Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
No Prepay Penalty                       62                      $17,845,748.88                              18.02%
12                                      21                       $8,468,217.26                               8.55
24                                     190                      $57,088,845.05                              57.66
30                                      50                      $13,914,178.24                              14.05
36                                       5                       $1,697,476.66                               1.71
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Prepay Term                      BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
No Prepay Penalty                  $287,835.00           6.34%        76.89%       674
12                                 $403,248.00          6.538         81.02        657
24                                 $300,468.00          6.549         81.20        666
30                                 $278,284.00          6.276         82.02        644
36                                 $339,495.00          5.749         76.62        671
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664



Fico Scores of Mortgage Loans


                                             Aggregate Principal Balance as of   % of Aggregate Principal Balance
Fico Scores                Number of Loans             Cut-off Date                     as of Cut-off Date
------------------------------------------------------------------------------------------------------------------
500 - 519                                1                         $143,855.75                               0.15%
520 - 539                                4                       $1,044,784.13                               1.06
540 - 559                                2                         $431,329.08                               0.44
560 - 579                                9                       $2,572,701.57                               2.60
580 - 599                               33                       $9,235,042.31                               9.33
600 - 619                               31                       $8,630,666.79                               8.72
620 - 639                               25                       $8,538,222.02                               8.62
640 - 659                               37                      $11,574,216.94                              11.69
660 - 679                               61                      $18,038,131.64                              18.22
680 - 699                               44                      $14,025,107.14                              14.16
700 - 719                               34                      $11,518,650.29                              11.63
720 - 739                               17                       $5,400,095.15                               5.45
740 - 759                               18                       $4,408,423.28                               4.45
760 - 779                               11                       $3,363,240.00                               3.40
800 or greater                           1                          $90,000.00                               0.09
------------------------------------------------------------------------------------------------------------------
Total:                                 328                      $99,014,466.09                             100.00%


                               AVG CURRENT         WA GROSS
Fico Scores                      BALANCE             CPN         WA COMBLTV    WA FICO
--------------------------------------------------------------------------------------
500 - 519                          $143,856.00           5.38%        79.92%       503
520 - 539                          $261,196.00          6.719         78.84        536
540 - 559                          $215,665.00          6.913         65.99        550
560 - 579                          $285,856.00          7.034         86.56        573
580 - 599                          $279,850.00          6.829         81.13        591
600 - 619                          $278,409.00          6.623         82.26        609
620 - 639                          $341,529.00          6.536         79.97        628
640 - 659                          $312,817.00          6.397         82.36        647
660 - 679                          $295,707.00          6.472         78.61        670
680 - 699                          $318,752.00          6.284         80.49        690
700 - 719                          $338,784.00          6.154         78.66        708
720 - 739                          $317,653.00          6.444         81.39        727
740 - 759                          $244,912.00          6.281         80.58        748
760 - 779                          $305,749.00          6.483         80.85        769
800 or greater                      $90,000.00          6.500         55.21        806
--------------------------------------------------------------------------------------
Total:                             $301,873.00           6.46%        80.44%       664


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and
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statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such
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any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold
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reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities [LOGO](TM)

                                 CBASS 2005-CB2
                                    MH Loans
                            Collateral Summary Report

                                        Number     Aggregate      Percent
                                          of        Current       of Loans
                                       Mortgage    Principal    by Principal
Originators                             Loans       Balance       Balance
------------------------------------   --------   -----------   ------------
Long Beach                                  242   $23,213,728          88.41%
Ameriquest                                   28     1,453,188           5.53
RBMG                                         10       893,424           3.40
National City Mortgage                        2       230,070           0.88
First Franklin Financial Corporation          2       169,031           0.64
Pinnacle Direct Funding                       1       105,528           0.40
Cresleigh Bancorp                             1        75,145           0.29
Hometstar Mortgage Services                   1        71,299           0.27
Wachovia                                      1        44,215           0.17
------------------------------------   --------   -----------   ------------
Total:                                      288   $26,255,628         100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

Banc of America Securities [LOGO](TM)

                                 CBASS 2005-CB2
                            Collateral Summary Report

                                        Number     Aggregate       Percent
                                          of        Current        of Loans
                                       Mortgage    Principal     by Principal
Originators                             Loans       Balance        Balance
------------------------------------   --------   ------------   ------------
Impac                                       466   $103,159,833          25.56%
Ameriquest                                  799     80,533,127          19.96
WMC Mortgage                                121     32,342,781           8.01
Wilmington Finance Inc.                     192     32,037,898           7.94
Long Beach                                  260     26,115,779           6.47
Chase                                        78     22,963,677           5.69
National City Mortgage                       78     17,126,296           4.24
Quick Loan Funding                           66     16,858,041           4.18
Avaris Capital Corp.                         52     14,828,408           3.67
First Franklin Financial Corporation         92      8,307,932           2.06
Other Originators                           462     49,277,976          12.22
------------------------------------   --------   ------------   ------------
Total:                                    2,666   $403,551,748         100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                                      1

                      [LOGO] C-BASS(SM)
                             CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC

                             CITIGROUP [LOGO](TM)

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$371,268,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2005-CB2

Offered Certificates: AV-1, AV-2, AF-1, AF-2, AF-3, AF-4, M-1, M-2 & M-3

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer

March 28, 2005

Citigroup Global Markets, Inc.
--------------------------------------------------------------------------------
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

C-BASS Mortgage Loan Asset-Backed            [LOGO]CITIGROUP
Certificates, Series 2005-CB2
$371,268,000 (approximate)
--------------------------------------------------------------------------------

         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB2

                                Certificates (1)
--------------------------------------------------------------------------------

                                                                          Expected    Expected Final
                                                                         Principal      Scheduled
                 Expected                        Class /     Expected      Window      Distribution          Expected Ratings
                Approximate           Interest  Principal   WAL (yrs)      (mos)         Date(5)       -----------------------------
    Class         Size(2)     Group     Type      Type      (Call/Mat)   (Call/Mat)     (Call/Mat)     Moody's  S&P   Fitch  DBRS(8)
-------------   -----------   ------  --------  ---------   ----------  ------------  --------------   -------  ----  -----  -------
AV-1(3)(4)(6)   191,368,000     I      Float     Sr/Seq     1.00/1.00    1-25/1-25    Apr-07/Apr-07      Aaa    AAA    AAA     AAA
AV-2(3)(4)(6)    53,781,000     I      Float     Sr/Seq     2.84/2.91   25-71/25-88   Feb-11/Jul-12      Aaa    AAA    AAA     AAA
 AF-1(3)(4)      33,238,000     II     Float     Sr/Seq     1.00/1.00    1-27/1-27    Jun-07/Jun-07      Aaa    AAA    AAA     AAA
 AF-2(3)(4)       9,481,000     II     Fixed     Sr/Seq     3.00/3.07   27-71/27-84   Feb-11/Mar-12      Aaa    AAA    AAA     AAA
 AF-3(3)(4)       7,228,000     II     Fixed     Sr/Seq     5.88/10.59  71-71/84-168  Feb-11/Mar-19      Aaa    AAA    AAA     AAA
 AF-4(3)(4)       5,550,000     II     Fixed     Sr/NAS     5.88/7.85   71-71/71-166  Feb-11/Jan-19      Aaa    AAA    AAA     AAA
  M-1(3)(4)      45,400,000   I & II   Float       Mez      4.92/5.38   46-71/46-147  Feb-11/Jun-17      Aa2     AA    AA      AA
  M-2(3)(4)      19,169,000   I & II   Float       Mez      4.32/4.74   42-71/42-127  Feb-11/Oct-15      A2      A      A       A
  M-3(3)(4)       6,053,000   I & II   Float       Mez      4.22/4.60   41-71/41-114  Feb-11/Sep-14      A3      A-    A-     A(l)
B-1(3)(4)(7)      5,650,000   I & II   Float       Sub                Not Offered Hereby                Baa1    BBB+  BBB+   BBB(h)
B-2(3)(4)(7)      3,430,000   I & II   Float       Sub                Not Offered Hereby                Baa2    BBB    BBB     BBB
B-3(3)(4)(7)      4,843,000   I & II   Float       Sub                Not Offered Hereby                Baa3    BBB-  BBB-   BBB(l)
B-4(3)(4)(7)      4,843,000   I & II   Fixed       Sub                Not Offered Hereby                 Ba1    BB+    BB+    BB(h)
B-5(3)(4)(7)      4,439,000   I & II   Fixed       Sub                Not Offered Hereby                 Ba2     BB    BB      BB

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2 and Class AF-1 Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on March 1, 2005.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) The pass-through rate on the Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1, Class AV-2 and Class AF-1 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

(4)   The Certificates will be subject to the Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class AV-1 and Class AV-2 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

                                  Pricing Speed
--------------------------------------------------------------------------------

Fixed Mortgage Loans:         The Pricing Speed for the fixed rate Mortgage
                              Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23% CPR thereafter).

Adjustable Mortgage
Loans: The Pricing Speed for the adjustable rate Mortgage Loans is 100% PPC (assumes that prepayments start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).

                           Summary of Important Dates
--------------------------------------------------------------------------------

Deal Information                          Collateral Information
Expected Pricing     Week of March 28th   Collateral Selection Date   03/17/2005
Expected Closing     04/07/2005           Cut-off Date                03/01/2005
First Distribution   04/25/2005           Next Payment                04/01/2005
Expected Stepdown    04/25/2008

Bond Information

                                                      Expected
                     Initial   Interest            Final Scheduled      REMIC
                     Accrual   Accrual    Delay   Distribution Date    Maturity
Class   Dated Date    Days*     Method    Days      (Call/Mat) **      Date ***
-----   ----------   -------   --------   -----   -----------------   ----------
AV-1    04/07/2005         0   Act/360        0     Apr-07/Apr-07     02/25/2035
AV-2    04/07/2005         0   Act/360        0     Feb-11/Jul-12     02/25/2035
AF-1    04/07/2005         0   Act/360        0     Jun-07/Jun-07     02/25/2035
AF-2    03/01/2005        36    30/360       24     Feb-11/Mar-12     02/25/2035
AF-3    03/01/2005        36    30/360       24     Feb-11/Mar-19     02/25/2035
AF-4    03/01/2005        36    30/360       24     Feb-11/Jan-19     02/25/2035
 M-1    04/07/2005         0   Act/360        0     Feb-11/Jun-17     02/25/2035
 M-2    04/07/2005         0   Act/360        0     Feb-11/Oct-15     02/25/2035
 M-3    04/07/2005         0   Act/360        0     Feb-11/Sep-14     02/25/2035
 B-1                                 Not Offered Hereby
 B-2                                 Not Offered Hereby
 B-3                                 Not Offered Hereby
 B-4                                 Not Offered Hereby
 B-5                                 Not Offered Hereby

* See footnote (1) on page 2.

** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
Mortgage Finance:            Phil Seares                  (212) 723-61145
                             Ian Wesson                   (212) 723-6334



MBS Trading:                 Jim Demare                   (212) 723-6325
                             Eliot Rubenzahl              (212) 723-6325

MBS Structuring:             Maggie Jiang                 (212) 723-6404
                             Adrian Wu                    (212) 723-6325
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:          C-BASS Mortgage Loan Asset-Backed Certificates,
                              Series 2005-CB2.

Senior Certificates:          The Class AV-1, Class AV-2, Class AF-1, Class
                              AF-2, Class AF-3 and Class AF-4 Certificates.

Mezzanine Certificates:       The Class M-1, Class M-2 and Class M-3
                              Certificates.

Subordinate
Certificates:                 The Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates. The Subordinate
                              Certificates will be privately placed and will not be offered pursuant to the prospectus.

Offered Certificates:         The Senior Certificates and the Mezzanine
                              Certificates.

Certificates:                 The Offered Certificates and the Subordinate
                              Certificates.

Floating Rate
Certificates:                 The Class AV-1, Class AV-2, Class AF-1, Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Certificates.

Fixed Rate Certificates:      The Class AF-2, Class AF-3, Class AF-4, Class B-4
                              and Class B-5 Certificates.

Group I Senior
Certificates:                 The Class AV-1 and Class AV-2 Certificates.

Group II Senior
Certificates:                 The Class AF-1, Class AF-2, Class AF-3 and Class
                              AF-4 Certificates.

Lead Manager:                 Citigroup Global Markets, Inc..

Co-Manager:                   Citigroup Global Markets, Inc.

Depositor:                    Asset Backed Funding Corporation.

Servicer:                     Litton Loan Servicing LP, a subsidiary of the
                              Seller.

Seller:                       Credit-Based Asset Servicing and Securitization
                              LLC ("C-BASS").

Trustee:                      J.P. Morgan Chase Bank.

Custodian:                    The Bank of New York.

Rating Agencies:              Moody's Investors Service ("Moody's"), Standard &
                              Poor's ("S&P"), Fitch Ratings ("Fitch"), Dominion
                              Bond Rating Service, Inc ("DBRS")

Cut-off Date:                 The close of business on March 1, 2005.

Closing Date:                 On or about April 7, 2005

Distribution Dates:           Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2005.

Payment Delay:                With respect to the Group I Senior Certificates,
                              the Class AF-1 Certificates, the Mezzanine and
                              Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), 0 days. With respect to the Group II Senior Certificates (other than
                              Class AF-1 Certificates) and Class B-4 and Class
                              B-5 Certificates, 24 days.

Day Count:                    With respect to the Group I Senior Certificates,
                              the Class AF-1 Certificates, the Mezzanine and
                              Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), Actual/360. With respect to the Group II Senior Certificates (other than Class AF-1 Certificates) and Class B-4 and
                              Class B-5 Certificates, 30/360.

Servicing Fee:                0.50% per annum.

Trustee Fee:                  0.01% per annum.

Optional Termination
Date: Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

Denomination:                 $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:            The Senior Certificates are expected to be
                              eligible for purchase by employee benefit plans and other plans or arrangements subject to ERISA or to Section 4975 of the Code subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA Eligibility:            The Offered Certificates will not be SMMEA
                              eligible.

Tax Status:                   The Offered Certificates will be designated as
                              regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer
Advances:                     The Servicer is required to advance at least one
                              business day prior to each Distribution Date scheduled principal and interest payments (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until it deems such advances to be non-recoverable. The Servicer will make only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan, will not make any advances of principal on REO properties and is not required to make any advances of principal on second lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil
                              Relief Act (the "Relief Act") or any similar state laws.

Mortgage Loans:               As of the Collateral Selection Date, 2,666
                              adjustable rate and fixed rate, closed-end mortgage loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties with an aggregate principal balance as of the Cut-off Date of $403,551,747.77. References to percentages or balances herein are with respect to the Collateral
                              Selection Date Mortgage Loans and are based on the aggregate principal balance of such Mortgage Loans on the Cut-off Date. For the purpose of calculating interest and principal on the Senior
                              Certificates, the Mortgage Loans have been divided into two loan groups:

                              o     Group I Mortgage Loans will consist of
                                    approximately 1,948 conforming and
                                    non-conforming adjustable rate Mortgage
                                    Loans with an aggregate principal balance of $329,059,458.97.

                              o Group II Mortgage Loans will consist of approximately 718 conforming and non-conforming fixed rate Mortgage Loans with an aggregate principal balance of $74,492,288.80.

Realized Losses:              Losses resulting from the liquidation of defaulted
                              mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the Overcollateralization Amount. If there is no excess interest and no Overcollateralization
                              Amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate
                              Certificates in reverse order of seniority as follows: to the Class B-5, Class B-4, Class B-3,
                              Class B-2, Class B-1, Class M-3, Class M-2 and
                              Class M-1 Certificates in that order. Realized
                              Losses will not be allocated to the Senior
                              Certificates.

Special Hazard Losses:        Special Hazard Losses are generally Realized
                              Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                              Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan or (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Senior
                              Certificates), pro rata, based on their respective certificate principal balances.

                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:           Credit enhancement for the structure is provided
                              by Excess Interest, Overcollateralization and
                              Subordination.

                              Certificate Credit Enhancement

                              (1) The Senior Certificates are enhanced by Excess Interest, approximately 23.25% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (2) The Class M-1 Certificates are enhanced by Excess Interest, approximately 12.00% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (3) The Class M-2 Certificates are enhanced by Excess Interest, approximately 7.25% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (4) The Class M-3 Certificates are enhanced by Excess Interest, approximately 5.75% in Subordinate Certificates, and the Overcollateralization Amount.

                              (5) The Class B-1 Certificates are enhanced by Excess Interest, approximately 4.35% in Subordinate Certificates, and the Overcollateralization Amount.

                              (6) The Class B-2 Certificates are enhanced by Excess Interest, approximately 3.50% in Subordinate Certificates, and the Overcollateralization Amount.

                              (7) The Class B-3 Certificates are enhanced by Excess Interest, approximately 2.30% in Subordinate Certificates, and the Overcollateralization Amount.

                              (8) The Class B-4 Certificates are enhanced by Excess Interest, approximately 1.10% in Subordinate Certificates, and the Overcollateralization Amount.

                              (9) The Class B-5 Certificates are enhanced by Excess Interest and the
                                    Overcollateralization Amount.

Expected Target
Overcollateralization
Amount: Prior to the Stepdown Date, 2.25% of the aggregate initial principal balance of the Mortgage Loans. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 2.25% of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (x) 4.50% of the aggregate current principal balance of the Mortgage Loans and (y) 0.50% of the aggregate initial principal balance of the Mortgage Loans. If a Trigger Event is in effect, the Target Overcollateralization Amount will be the Target Overcollateralization Amount from the previous period.

Overcollateralization
Floor:                        For any Distribution Date, the
                              Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Overcollateralization
Amount:                       On any Distribution Date, the excess, if any, of
                              (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate certificate principal balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution
                              Date).

Overcollateralization
Deficiency:                   On any Distribution Date, the excess, if any, of
                              (x) the Target Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution
                              Date, calculated for this purpose after taking into account the reduction on such Distribution
                              Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

Overcollateralization
Release Amount:               On any Distribution Date, on or after the Stepdown
                              Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target
                              Overcollateralization Amount for such Distribution
                              Date. With respect to any Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release
                              Amount will be zero.

Senior Enhancement
Percentage:                   On any Distribution Date, is the percentage
                              obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Stepdown Date:                The later to occur of (x) the earlier to occur of
                              (a) the Distribution Date in April 2008 and (b) the Distribution Date on which the aggregate certificate principal balance of the Senior
                              Certificates is reduced to zero, and (y) the first
                              Distribution Date on which the Senior Enhancement
                              Percentage is greater than or equal to 51.00%.

Expected Credit Support
Percentage:                                 Initial                After
                              Class      Credit Support       Stepdown Support
                              -----      --------------       ----------------
                              Senior              25.50%                 51.00%
                               M-1                14.25%                 28.50%
                               M-2                 9.50%                 19.00%
                               M-3                 8.00%                 16.00%
                               B-1                 6.60%                 13.20%
                               B-2                 5.75%                 11.50%
                               B-3                 4.55%                  9.10%
                               B-4                 3.35%                  6.70%
                               B-5                 2.25%                  4.50%

                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                Is in effect on a Distribution Date if any one of
                              the following conditions exist as of the last day of the related collection period:

                              i.    The "Rolling Six Month 60+ Delinquency
                                    Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or

                              ii. The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such related collection period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                                          Cumulative Realized
                                 Distribution Dates         Loss Percentage
                              -------------------------   -------------------
                               April 2007 - March 2008           1.40%
                               April 2008 - March 2009           3.20%
                               April 2009 - March 2010           5.00%
                               April 2010 - March 2011           6.45%
                               April 2011 - March 2012           7.25%
                              April 2012 and thereafter          7.30%

60+ Day Delinquent Loan:      Each Mortgage Loan with respect to which any
                              portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month 60+
Day Delinquent
Percentage:                   With respect to any Distribution Date, the average
                              of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                              Balance of Mortgage Loans that are 60+ Day
                              Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:            On each Distribution Date prior to and including
                              the Optional Termination Date, the Pass-Through
                              Rate for the Certificates is as follows:

                              The Pass-Through Rate for the Floating Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the sum of (x) one-month LIBOR as determined for the related period and (y) the related certificate margin for the applicable class,

                              (ii)  the applicable Rate Cap for such
                                    Distribution Date, and

                              (iii) the applicable Maximum Rate Cap for such
                                    Distribution Date.

                              The Pass-Through Rate for the Fixed Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the certificate coupon for such Distribution Date, and

                              (ii)  the applicable Rate Cap for such
                                    Distribution Date.

                              On each Distribution Date after the Optional
                              Termination Date, the certificate margins for the Class AV-1, Class AV-2 and Class AF-1 Certificates will be equal to 2 times their respective initial margins and for the Mezzanine and Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), the related certificate margins will be 1.5 times their respective initial margins.

                              On the Distribution Date after the Optional
                              Termination Date, the coupon on the Fixed Rate Certificates will increase by 0.50% per annum.

Interest Accrual:             Interest will accrue on the Certificates at the
                              applicable Pass-Through Rate.

                              o Interest on the Floating Rate Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

                              o Interest on the Fixed Rate Certificates will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

Group I Rate Cap:             The Group I Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group I Mortgage Interest Rates
                              (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Group I Maximum Rate
Cap: The Group I Maximum Rate Cap for any Distribution Date will be a per annum rate equal to the weighted average of the Group I Maximum Mortgage Interest Rates (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the related Group I Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period).

Group II Rate Cap:            The Group II Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group II Mortgage Interest Rates
                              (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group II Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period with respect to the Class AF-1
                              Certificates).

Subordinate Rate Cap:         The Subordinate Rate Cap will equal the weighted
                              average of the Group I Rate Cap and the Group II
                              Rate Cap (expressed on the basis of an assumed
                              360-day year and the actual number of days elapsed during the related accrual period with respect to the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B3 Certificates), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Pool Maximum Cap:             The Pool Maximum Rate Cap will equal the weighted
                              average of the Group I Maximum Rate Cap and the Group II Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the accrual period with respect to the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B3 Certificates), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Rate Cap:                     For the Class AV-1 and Class AV-2 Certificates,
                              the Group I Rate Cap. For the Class AF-1, Class
                              AF-2, Class AF-3 and Class AF-4 Certificates, the
                              Group II Rate Cap. For each of the Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2, Class
                              B-3, Class B-4 and Class B-5 Certificates, the
                              Subordinate Rate Cap.

Maximum Rate Cap:             For the Class AV-1 and Class AV-2 Certificates,
                              the Group I Maximum Rate Cap. For each of the
                              Class M-1, Class M-2, Class M-3, Class B-1, Class
                              B-2, Class B-3, Class B-4 and Class B-5
                              Certificates, the Pool Maximum Cap.

Group I Group
Subordinate Amount:           The excess of the aggregate principal amount of
                              the Group I Mortgage Loans over the aggregate certificate principal balance of the Group I
                              Senior Certificates, as of the last day of the prior collection period.

Group II Group
Subordinate Amount:           The excess of the aggregate principal amount of
                              the Group II Mortgage Loans over the aggregate certificate principal balance of the Group II
                              Senior Certificates, as of the last day of the prior collection period.

Accrued Certificate
Interest:                     For each class of the Certificates and for each
                              Distribution Date, an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Interest Carry Forward
Amount: As of any Distribution Date, the sum of: (x) the excess, if any, of (a) the Accrued Certificate Interest, as the case may be, and any Interest Carry Forward Amount for the prior Distribution Date, over (b) the amount in respect of interest actually distributed on such class on such prior Distribution Date; and (y) interest on such excess at the applicable Pass-Through Rate on the basis of the related accrual method.

Rate Cap Carryover
Amount: If on any Distribution Date, the Pass-Through Rate for the Certificates is based on the Rate Cap, the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date if the Pass-Through Rate had not been so limited by the Rate Cap, up to but not exceeding the Maximum Rate Cap, if applicable, over (y) the amount of interest such class of certificates received on such Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such class).

Monthly Excess Interest
Amount: The sum of excess interest collections for a collection period which are not used to pay interest on the Certificates.

Yield Maintenance
Agreements:                   On the Closing Date, the Trust will enter into two
                              Yield Maintenance Agreements to make payments in respect of any related Rate Cap Carryover Amount on the Group I Senior Certificates and Mezzanine
                              Certificates, to the extent necessary on the Distribution Dates occurring from May 2005 to
                              September 2006 and May 2005 to August 2007 respectively. On each Distribution Date, the counterparty to the related Yield Maintenance
                              Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum rate specified on the related Yield
                              Maintenance Agreement Schedule over (ii) the strike price for such Distribution Date specified on the related Yield Maintenance Agreement
                              Schedule, accrued during the interest accrual period for the Group I Senior Certificates and Mezzanine Certificates and (b) the notional balance for such Distribution Date specified on the related Yield Maintenance Agreement Schedule and (c) the actual number of days in the related interest accrual period divided by 360.

                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of
Distributions -
Interest:                     Distributions of interest to the Certificates will
                              be made from the interest remittance amount from the related groups of Mortgage Loans as follows:

                              (A) From the interest remittance amount related to the Group I Mortgage Loans:

                                    (i)      to the Trustee, the related Trustee
                                             Fee;

                                    (ii)     pro rata, to the Class AV-1 and
                                             Class AV-2 Certificates, the
                                             applicable Accrued Certificate
                                             Interest thereon for such
                                             Distribution Date;

                                    (iii)    pro rata, to the Class AV-1 and
                                             Class AV-2, the applicable Interest
                                             Carry Forward Amount thereon for
                                             such Distribution Date; and

                                    (iv)     pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Accrued Certificate Interest and
                                             Interest Carry Forward Amount
                                             thereon for such Distribution Date
                                             to the extent not covered by
                                             clauses B (ii) and B (iii) below;

                              (B) From the interest remittance amount related to the Group II Mortgage Loans:

                                    (i)      to the Trustee, the related Trustee
                                             Fee;

                                    (ii)     pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iii)    pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Interest Carry Forward Amount
                                             thereon for such Distribution Date;
                                             and

                                    (iv)     pro rata, to the Class AV-1 and
                                             Class AV-2 Certificates, the
                                             applicable Accrued Certificate
                                             Interest and Interest Carry Forward
                                             Amounts thereon for such
                                             Distribution Date to the extent not
                                             covered by clauses A (ii) and A
                                             (iii) above;

                              (C)   From the interest remittance amounts
                                    remaining after application of clauses A and B above:

                                    (i)      to the Class M-1 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (ii)     to the Class M-2 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iii)    to the Class M-3 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iv)     to the Class B-1 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (v)      to the Class B-2 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (vi)     to the Class B-3 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (vii)    to the Class B-4 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;
                                             and

                                    (viii)   to the Class B-5 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;
                                             and

                                    (ix)     the amount, if any, remaining will
                                             be distributed as the Excess
                                             Cashflow.

                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                              (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the insurance proceeds and liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period,
                              (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received during the related Prepayment Period, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution
Amount: The sum of (i) the Principal Remittance Amount, less the Overcollateralization Release Amount, if any, and (ii) the lesser of (a) the Monthly Excess Interest Amount for such Distribution Date and (b) the amount, if any, by which the Target Overcollateralization Amount exceeds the Overcollateralization Amount for such Distribution Date.

Senior Principal
Distribution Amount:          As of any Distribution Date prior to the Stepdown
                              Date and on any Distribution Date thereafter on which the Trigger Event is in effect, the related
                              Senior Principal Distribution Amount will equal
                              100% of the Principal Distribution Amount.

                              As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 49.00% and (ii) the aggregate principal of the Mortgage Loans as of the last day of the related Collection Period and
                              (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

Group I Senior Principal
Allocation Percentage:        With respect to any Distribution Date, the
                              percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group I Mortgage Loans for such Distribution Date, and the denominator of which is
                              (y) the Principal Remittance Amount for such
                              Distribution Date.

Group I Senior Principal
Distribution Amount:          With respect to any Distribution Date, the product
                              of (x) the Group I Senior Principal Allocation
                              Percentage and (y) the Senior Principal
                              Distribution Amount.

Group II Senior
Principal Allocation
Percentage:                   With respect to any Distribution Date, the
                              percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group II Mortgage Loans for such Distribution Date, and the denominator of which is
                              (y) the Principal Remittance Amount for such
                              Distribution Date.

Group II Senior
Principal Distribution
Amount: With respect to any Distribution Date, the product of (x) the Group II Senior Principal Allocation Percentage and (y) the Senior Principal Distribution Amount.

Class AF-4 Lockout
Distribution Amount:          With respect to any Distribution Date, the product
                              of (x) the Class AF-4 Lockout Distribution
                              Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4
                              Pro Rata Distribution Amount for that Distribution
                              Date. In no event shall the Class AF-4 Lockout
                              Distribution Amount for a Distribution Date exceed the Group II Senior Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

Class AF-4 Pro Rata
Distribution Amount:          With respect to any Distribution Date, an amount
                              equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Senior
                              Certificates immediately prior to that
                              Distribution Date and (y) the Group II Senior
                              Principal Distribution Amount for that
                              Distribution Date.

Class AF-4 Lockout
Distribution Percentage:      The Class AF-4 Lockout Distribution Percentage is
                              assigned as follows:

                              (i)   Between April 2005 and March 2008: 0%;

                              (ii)  Between April 2008 and March 2010: 45%;

                              (iii) Between April 2010 and March 2011: 80%;

                              (iv)  Between April 2011 and March 2012: 100%;

                              (v)   April 2012 and thereafter: 300%.

Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution
                              Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 71.50% and (y) the aggregate principal balance of the Mortgage
                              Loans on the last day of the related Collection
                              Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding;
                              100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and Class M-1
                              Principal Distribution Amount on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class M-2
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 81.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates and the Class
                              M-1 and Class M-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1 and Class
                              M-2 Certificates after distribution of the Senior
                              Principal Distribution Amount, the Class M-1 and
                              Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 84.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2 and Class M-3
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and the Class M-1, Class M-2 and
                              Class M-3 Certificates have been reduced to zero;
                              (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2 and the Class M-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3 Principal
                              Distribution Amounts on the related Distribution
                              Date and (b) the outstanding certificate principal balance of the Class B-1 Certificates over (ii) the lesser of (A) the product of (x) approximately
                              86.80% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                              Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class B-1
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and Class M-1, Class M-2, Class M-3 and Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2,
                              Class M-3 and Class B-1 Certificates after distribution of the Senior Principal Distribution
                              Amount and the Class M-1, Class M-2, Class M-3 and
                              Class B-1 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-2
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 88.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1 and
                              Class B-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and the Class M-1, Class M-2, Class
                              M-3, Class B-1 and Class B-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1 and Class B-2
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and the Class M-1,
                              Class M-2, Class M-3, Class B-1 and Class B-2
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-3
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 90.90% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-4 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B-3 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2,
                              Class M-3, Class B-1, Class B-2 and Class B-3
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and the Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-4
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 93.30% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-5 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2, Class B-3 and Class B-4 Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1, Class B-2,
                              Class B-3 and Class B-4 Certificates after distribution of the Senior Principal Distribution
                              Amount and the Class M-1, Class M-2, Class M-3,
                              Class B-1, Class B-2, Class B-3 and Class B-4
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-5
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 95.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              Monthly Excess Interest Amount for such
                              Distribution Date and (y) the
                              Overcollateralization Deficiency for such
                              Distribution Date.

Priority of
Distributions -
Principal:                    With respect to each Distribution Date (a) before
                              the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                              first, concurrently, as follows:

                              (i)   to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group I
                                    Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              (ii) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balance thereof has beeen reduced to zero.

                              second, concurrently, as follows:

                              (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has beeen reduced to zero; and

                              (i)   to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group II
                                    Senior Principal Distribution Amount
                                    remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

                              third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fifth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              sixth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              seventh, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              eighth, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              ninth, to the Class B-4 Certificates, until the certificate principal balance thereof has been reduced to zero tenth, to the Class B-5 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              eleventh, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.

                              With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                              first, concurrently, as follows:

                              (iii) to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group I
                                    Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              (iv) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balance thereof has beeen reduced to zero.

                              second, concurrently, as follows:

                              (ii) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has beeen reduced to zero; and

                              (iii) to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group II
                                    Senior Principal Distribution Amount
                                    remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

                              third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              sixth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              seventh, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              eighth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              ninth, to the Class B-4 Certificates, the Class B-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              tenth, to the Class B-5 Certificates, the Class B-5 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero.

                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:              On any Distribution Date, the sum of the Monthly
                              Excess Interest Amount, the Overcollateralization
                              Release Amount and any portion of the Principal
                              Distribution Amount (without duplication) remaining after principal distributions on the Senior, Mezzanine and Subordinate Certificates will be applied in the following order of priority:

                              (i) to fund any remaining applicable Accrued Certificate Interest for such
                                       Distribution Date, pro rata, among the
                                       Senior Certificates;

                              (ii) to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;

                              (iii) to fund the Extra Principal Distribution Amount for such Distribution Date;

                              (iv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

                              (v) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

                              (vi) to fund the related Class M-1 realized loss amortization amount for such Distribution Date;

                              (vii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-2 Certificates;

                              (viii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

                              (ix)     to fund the Class M-2 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (x) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-3 Certificates;

                              (xi) to fund the Interest Carry Forward Amount for the Class M-3 Certificates, if any;

                              (xii)    to fund the Class M-3 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xiii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;

                              (xiv) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

                              (xv)     to fund the Class B-1 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xvi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-2 Certificates;

                              (xvii) to fund the Interest Carry Forward Amount for the Class B-2 Certificates, if any;

                              (xviii)  to fund the Class B-2 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xix) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-3 Certificates;

                              (xx) to fund the Interest Carry Forward Amount for the Class B-3 Certificates, if any;

                              (xxi)    to fund the Class B-3 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-4 Certificates;

                              (xxiii) to fund the Interest Carry Forward Amount for the Class B-4 Certificates, if any;

                              (xxiv)   to fund the Class B-4 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-5 Certificates;

                              (xxvi) to fund the Interest Carry Forward Amount for the Class B-5 Certificates, if any;

                              (xxvii)  to fund the Class B-5 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxviii) to fund the amount of any Rate Cap
                                       Carryover Amount, pro rata, to the Senior
                                       Certificates;

                              (xxix)   to fund the amount of any Rate Cap
                                       Carryover Amount sequentially to the
                                       Mezzanine and Subordinate Certificates;
                                       and

                              (xxx) to fund distributions to the holders of the Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

                               COLLATERAL OVERVIEW
                               -------------------

The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of the Cut-off Date. The Mortgage Pool consists of 100.00% performing Mortgage Loans.

Performing Mortgage Loans
-------------------------

"Performing Mortgage Loan" or "Current Mortgage Loan" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days or more delinquent.

FHA Mortgage Loans
------------------

The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                      $403,551,747.77
Number of Mortgage Loans                                           2,666
Average Current Principal Loan Balance                       $151,369.75      $9,106.00     $1,464,851.90
Average Original Principal Loan Balance                      $152,581.31     $10,000.00     $1,500,000.00
Weighted Average Current Combined Loan-to-Value Ratio              81.74%          8.40%           114.73%
Weighted Average Mortgage Loan Rate                                7.377%         3.750%           14.750%
(1) (2) Weighted Average Gross Margin                              5.761%         1.250%           10.150%
(1) (2) Weighted Average Initial Periodic Rate Cap                 2.687%         1.000%            6.000%
(1) (2) Weighted Average Subsequent Periodic Rate Cap              1.046%         1.000%            2.000%
(1) (2) Weighted Average Minimum Mortgage Rate                     7.184%         2.250%           13.625%
(1) Weighted Average Maximum Mortgage Rate                        13.316%         9.500%           20.125%
Weighted Average Original Term to Maturity (months)                  352            120               360
Weighted Average Remaining Term to Maturity (months)                 342            106               358
(1) Weighted Average Term to Roll (months)                            19              1                57
(3) Weighted Average FICO Score                                      623            412               812

(1) Adjustable Rate Mortgage Loans Only

(2) Non-Zero Weighted average.

(3) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                 Range     Principal Balance
                                                 -----   ----------------------

Loan Type                                        Fixed                    18.46%
                                                 ARMs                     81.54%

Lien                                             First                    96.45%
                                                 Second                    3.55%

Balloon Loans                                                              2.64%
Interest Only Loans                                                       24.54%
FHA Insured Loans                                                          0.15%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    0.87%
Loans with Prepayment Penalties                                           75.65%


                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         525     $20,129,169.16               4.99%
$50,001 to $100,000                   763      52,662,965.14              13.05
$100,001 to $150,000                  381      46,938,766.76              11.63
$150,001 to $200,000                  272      47,706,967.95              11.82
$200,001 to $250,000                  203      45,490,705.41              11.27
$250,001 to $300,000                  176      48,269,369.32              11.96
$300,001 to $350,000                  121      39,361,751.59               9.75
$350,001 to $400,000                   85      31,566,869.61               7.82
$400,001 to $450,000                   53      22,478,290.44               5.57
$450,001 to $500,000                   34      16,155,857.13               4.00
$500,001 to $550,000                   20      10,595,079.15               2.63
$550,001 to $600,000                   15       8,621,833.90               2.14
$600,001 to $650,000                   10       6,293,741.83               1.56
$650,001 to $700,000                    3       2,055,169.16               0.51
$750,001 to $800,000                    1         764,345.87               0.19
$800,001 or greater                     4       4,460,865.35               1.11
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
401 to 420                              1        $110,632.36               0.03%
421 to 440                              1         100,861.13               0.02
441 to 460                              8       1,034,097.64               0.26
461 to 480                             39       5,874,633.94               1.46
481 to 500                             84      11,740,008.24               2.91
501 to 520                            144      16,864,955.02               4.18
521 to 540                            145      17,285,555.28               4.28
541 to 560                            210      27,933,286.31               6.92
561 to 580                            226      30,971,180.24               7.67
581 to 600                            275      41,067,070.42              10.18
601 to 620                            278      38,781,726.40               9.61
621 to 640                            258      38,526,103.41               9.55
641 to 660                            267      42,903,264.22              10.63
661 to 680                            230      41,374,698.23              10.25
681 to 700                            168      31,542,712.07               7.82
701 to 720                            116      23,005,607.56               5.70
721 to 740                             97      14,719,817.41               3.65
741 to 760                             58      10,326,122.00               2.56
761 to 780                             42       6,891,355.07               1.71
781 to 800                             16       2,292,464.14               0.57
801 to 820                              3         205,596.68               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
109 to 120                              3        $168,435.93               0.04%
169 to 180                            270      16,551,022.72               4.10
229 to 240                             61       2,797,281.15               0.69
289 to 300                              4         205,634.68               0.05
301 to 312                              1         113,745.13               0.03
313 to 324                              3         456,970.79               0.11
325 to 336                              3         592,927.80               0.15
337 to 348                              3         334,303.30               0.08
349 to 360                          2,318     382,331,426.27              94.74
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
97 to 108                               6        $244,085.49               0.06%
109 to 120                             12         647,974.31               0.16
133 to 144                              1          39,572.77               0.01
145 to 156                              2          31,914.96               0.01
157 to 168                             75       5,862,284.80               1.45
169 to 180                            177       9,893,626.32               2.45
193 to 204                              1          57,462.98               0.01
205 to 216                              2          72,135.78               0.02
217 to 228                             28       1,576,096.10               0.39
229 to 240                             30       1,091,586.29               0.27
277 to 288                             32       2,306,487.68               0.57
289 to 300                            130      11,071,980.50               2.74
301 to 312                              5         574,438.47               0.14
313 to 324                              8       1,330,626.19               0.33
325 to 336                             18       3,368,489.77               0.83
337 to 348                            378      51,340,809.78              12.72
349 to 360                          1,761     314,042,175.58              77.82
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                       1,791    $273,677,339.33              67.82%
PUD                                   241      50,531,828.25              12.52
Manufactured Housing                  288      26,255,627.83               6.51
Condominium                           179      25,898,464.98               6.42
2-Family                              128      20,994,120.10               5.20
3-Family                               18       3,280,156.56               0.81
4-Family                               19       2,721,510.35               0.67
Townhouse                               2         192,700.37               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                             2,273    $366,115,519.80              90.72%
Investor                              360      30,828,165.13               7.64
Secondary                              33       6,608,062.84               1.64
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Purchase                            1,262    $190,648,208.84              47.24%
Equity Refinance                    1,252     190,480,699.00              47.20
Rate/Term Refinance                   152      22,422,839.93               5.56
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        4        $877,421.43               0.22%
4.001% to 4.500%                        3         728,808.29               0.18
4.501% to 5.000%                       15       6,544,344.93               1.62
5.001% to 5.500%                       35      11,349,253.48               2.81
5.501% to 6.000%                      159      38,498,449.73               9.54
6.001% to 6.500%                      251      60,992,686.32              15.11
6.501% to 7.000%                      359      72,217,856.65              17.90
7.001% to 7.500%                      313      53,404,637.92              13.23
7.501% to 8.000%                      405      60,207,128.83              14.92
8.001% to 8.500%                      282      30,794,936.84               7.63
8.501% to 9.000%                      228      23,344,762.37               5.78
9.001% to 9.500%                      153      14,658,910.59               3.63
9.501% to 10.000%                     147      11,305,715.37               2.80
10.001% to 10.500%                     86       6,211,276.57               1.54
10.501% to 11.000%                     90       5,428,243.80               1.35
11.001% to 11.500%                     38       2,694,817.03               0.67
11.501% to 12.000%                     48       2,226,730.27               0.55
12.001% to 12.500%                     13         544,900.96               0.14
12.501% to 13.000%                     18         860,590.92               0.21
13.001% to 13.500%                     10         398,427.33               0.10
13.501% to 14.000%                      8         227,790.92               0.06
14.501% to 15.000%                      1          34,057.22               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
0.01% to 10.00%                         1         $14,896.44               0.00%
10.01% to 20.00%                        6         239,859.26               0.06
20.01% to 30.00%                        9       1,265,575.25               0.31
30.01% to 40.00%                       11         818,139.04               0.20
40.01% to 50.00%                       33       4,013,226.32               0.99
50.01% to 60.00%                       89      12,286,444.76               3.04
60.01% to 70.00%                      193      30,749,615.42               7.62
70.01% to 80.00%                      891     167,239,717.56              41.44
80.01% to 90.00%                      819     109,298,495.05              27.08
90.01% to 100.00%                     605      77,060,634.90              19.10
100.01% to 110.00%                      7         465,818.00               0.12
110.01% to 120.00%                      2          99,325.77               0.02
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            609    $159,304,483.87              39.48%
Florida                               225      28,528,104.16               7.07
New York                               95      23,243,111.03               5.76
Texas                                 131      13,776,106.73               3.41
Maryland                               85      13,399,373.96               3.32
Nevada                                 72      12,769,648.93               3.16
Michigan                              151      11,799,238.99               2.92
Illinois                               73       9,704,625.39               2.40
Washington                             64       9,040,026.07               2.24
Arizona                                82       8,740,053.36               2.17
Virginia                               50       8,685,871.05               2.15
Colorado                               58       7,919,391.56               1.96
Massachusetts                          30       6,445,171.66               1.60
North Carolina                         68       6,288,426.40               1.56
Oregon                                 50       6,177,499.18               1.53
Utah                                   43       5,597,980.19               1.39
Indiana                                84       5,342,131.47               1.32
Minnesota                              30       5,038,354.24               1.25
Connecticut                            29       4,669,289.84               1.16
New Jersey                             38       4,662,682.62               1.16
Georgia                                40       4,647,517.00               1.15
Pennsylvania                           56       4,540,621.47               1.13
Missouri                               56       4,216,846.91               1.04
Ohio                                   51       3,894,725.83               0.97
Hawaii                                  7       3,172,850.87               0.79
Alabama                                49       3,032,886.68               0.75
South Carolina                         30       2,991,200.33               0.74
Tennessee                              46       2,873,406.26               0.71
New Mexico                             27       2,767,005.36               0.69
Rhode Island                           14       2,724,408.39               0.68
Oklahoma                               29       2,029,728.26               0.50
Mississippi                            26       1,837,628.91               0.46
Wisconsin                              28       1,649,001.07               0.41
Louisiana                              22       1,611,034.24               0.40
Kentucky                               19       1,585,332.39               0.39
Kansas                                 17       1,343,422.21               0.33
Iowa                                   17       1,218,952.94               0.30
Delaware                                7         883,972.30               0.22
New Hampshire                           5         697,957.36               0.17
Wyoming                                 6         628,161.42               0.16
Arkansas                                9         606,210.70               0.15
Nebraska                               11         593,550.13               0.15
Idaho                                  10         565,846.96               0.14
Maine                                   4         539,626.25               0.13
Vermont                                 1         482,136.00               0.12
District of Columbia                    4         446,408.30               0.11
Montana                                 3         401,246.62               0.10
Alaska                                  1         197,478.23               0.05
West Virginia                           3         189,134.30               0.05
North Dakota                            1          51,879.38               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                  1,669    $221,815,766.17              54.97%
Stated Income                         770     129,068,583.54              31.98
Streamlined Documentation              82      25,364,076.65               6.29
Limited Documentation                  66      12,582,030.84               3.12
No Documentation                       58      10,965,569.35               2.72
Alternate Documentation                21       3,755,721.22               0.93
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                             2,666    $403,551,747.77             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               816     $98,279,243.85              24.35%
12 months                             107      23,878,276.58               5.92
24 months                           1,154     202,308,019.44              50.13
36 months                             556      73,742,230.85              18.27
60 months                              33       5,343,977.05               1.32
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                      $329,059,458.97
Number of Mortgage Loans                                           1,948
Average Current Principal Loan Balance                       $168,921.69     $17,349.56     $1,464,851.90
Average Original Principal Loan Balance                      $170,070.48     $25,000.00     $1,500,000.00
Weighted Average Current Combined Loan-to-Value Ratio              81.62%         14.94%           100.00%
Weighted Average Mortgage Loan Rate                                7.241%         4.000%           13.625%
(1) Weighted Average Gross Margin                                  5.761%         1.250%           10.150%
(1) Weighted Average Initial Periodic Rate Cap                     2.687%         1.000%            6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                  1.046%         1.000%            2.000%
(1) Weighted Average Minimum Mortgage Rate                         7.184%         2.250%           13.625%
Weighted Average Maximum Mortgage Rate                            13.316%         9.500%           20.125%
Weighted Average Original Term to Maturity (months)                  360            180               360
Weighted Average Remaining Term to Maturity (months)                 350            168               358
Weighted Average Term to Roll (months)                                19              1                57
(2) Weighted Average FICO Score                                      620            412               806

(1) Non-Zero Weighted average.

(2) 100.00% of the Mortgage Loans have FICO Scores.


                                                         Percent of Statistical
                                                            Calculation Date
                                                Range      Principal Balance
                                                ------   ----------------------

Loan Type                                       Fixed                      0.00%
                                                ARMs                     100.00%

Lien                                            First                    100.00%
                                                Second                     0.00%

Balloon Loans                                                              0.00%
Interest Only Loans                                                       29.06%
FHA Insured Loans                                                          0.04%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    0.16%
Loans with Prepayment Penalties                                           80.38%


                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         288     $12,363,221.77               3.76%
$50,001 to $100,000                   518      35,077,083.19              10.66
$100,001 to $150,000                  284      34,978,254.28              10.63
$150,001 to $200,000                  223      39,234,659.02              11.92
$200,001 to $250,000                  181      40,635,392.03              12.35
$250,001 to $300,000                  147      40,323,749.17              12.25
$300,001 to $350,000                  108      35,273,509.42              10.72
$350,001 to $400,000                   73      27,082,024.20               8.23
$400,001 to $450,000                   49      20,781,304.18               6.32
$450,001 to $500,000                   30      14,242,298.70               4.33
$500,001 to $550,000                   18       9,505,344.03               2.89
$550,001 to $600,000                   14       8,051,464.18               2.45
$600,001 to $650,000                    9       5,670,821.23               1.72
$650,001 to $700,000                    2       1,379,468.22               0.42
$800,001 or greater                     4       4,460,865.35               1.36
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
401 to 420                              1        $110,632.36               0.03%
441 to 460                              6         972,333.58               0.30
461 to 480                             29       5,342,629.54               1.62
481 to 500                             67      10,260,502.22               3.12
501 to 520                            111      14,078,848.55               4.28
521 to 540                            114      14,527,975.87               4.42
541 to 560                            169      23,712,290.31               7.21
561 to 580                            184      26,543,287.57               8.07
581 to 600                            220      35,865,598.38              10.90
601 to 620                            224      34,212,751.76              10.40
621 to 640                            181      30,324,983.71               9.22
641 to 660                            172      32,927,053.56              10.01
661 to 680                            157      33,039,496.34              10.04
681 to 700                            115      25,838,411.55               7.85
701 to 720                             79      17,346,427.15               5.27
721 to 740                             58      10,676,453.81               3.24
741 to 760                             33       7,601,682.58               2.31
761 to 780                             22       4,825,381.23               1.47
781 to 800                              5         762,718.90               0.23
801 to 820                              1          90,000.00               0.03
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
169 to 180                              7        $381,345.12               0.12%
229 to 240                              3         134,795.94               0.04
349 to 360                          1,938     328,543,317.91              99.84
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
157 to 168                              6        $245,805.43               0.07%
169 to 180                              1         135,539.69               0.04
229 to 240                              3         134,795.94               0.04
277 to 288                             27       2,083,068.95               0.63
289 to 300                            112       9,718,249.88               2.95
301 to 312                              1          83,383.86               0.03
313 to 324                              1          32,080.81               0.01
325 to 336                              7       1,706,923.28               0.52
337 to 348                            232      33,354,944.92              10.14
349 to 360                          1,558     281,564,666.21              85.57
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                       1,344    $226,855,658.58              68.94%
PUD                                   170      44,556,471.01              13.54
Condominium                           140      22,660,998.27               6.89
Manufactured Housing                  184      16,674,461.83               5.07
2-Family                               87      14,190,973.27               4.31
3-Family                               13       2,420,736.45               0.74
4-Family                                9       1,548,561.52               0.47
Townhouse                               1         151,598.04               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                             1,646    $299,879,339.13              91.13%
Investor                              280      23,982,634.90               7.29
Secondary                              22       5,197,484.94               1.58
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Equity Refinance                      928    $158,575,727.46              48.19%
Purchase                              925     156,399,367.02              47.53
Rate/Term Refinance                    95      14,084,364.49               4.28
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        3        $854,612.47               0.26%
4.001% to 4.500%                        3         728,808.29               0.22
4.501% to 5.000%                       14       6,416,716.06               1.95
5.001% to 5.500%                       28       8,417,591.91               2.56
5.501% to 6.000%                      132      33,969,778.47              10.32
6.001% to 6.500%                      211      53,399,364.06              16.23
6.501% to 7.000%                      290      60,885,728.17              18.50
7.001% to 7.500%                      241      42,747,455.92              12.99
7.501% to 8.000%                      322      49,434,680.52              15.02
8.001% to 8.500%                      229      25,623,243.54               7.79
8.501% to 9.000%                      181      19,629,923.00               5.97
9.001% to 9.500%                      113      11,745,420.44               3.57
9.501% to 10.000%                      81       7,441,026.79               2.26
10.001% to 10.500%                     43       3,539,219.21               1.08
10.501% to 11.000%                     25       1,897,580.62               0.58
11.001% to 11.500%                     16       1,510,707.91               0.46
11.501% to 12.000%                      9         472,797.13               0.14
12.501% to 13.000%                      4         244,875.80               0.07
13.001% to 13.500%                      2          75,362.72               0.02
13.501% to 14.000%                      1          24,565.94               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
10.01% to 20.00%                        5        $190,696.03               0.06%
20.01% to 30.00%                        7         957,488.89               0.29
30.01% to 40.00%                        8         477,584.52               0.15
40.01% to 50.00%                       20       2,403,567.21               0.73
50.01% to 60.00%                       71      10,202,497.29               3.10
60.01% to 70.00%                      138      23,120,327.33               7.03
70.01% to 80.00%                      735     143,061,171.20              43.48
80.01% to 90.00%                      660      93,530,781.52              28.42
90.01% to 100.00%                     304      55,115,344.98              16.75
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            468    $140,665,716.82              42.75%
Florida                               164      23,426,999.04               7.12
New York                               51      13,235,680.69               4.02
Nevada                                 59      11,446,026.22               3.48
Maryland                               61      11,420,572.69               3.47
Michigan                              133      10,577,746.92               3.21
Illinois                               59       8,578,506.52               2.61
Texas                                  70       7,433,700.18               2.26
Arizona                                65       7,415,520.14               2.25
Virginia                               35       7,213,478.24               2.19
Washington                             39       6,650,409.82               2.02
Colorado                               40       6,462,790.37               1.96
Massachusetts                          22       5,401,723.82               1.64
North Carolina                         54       5,161,556.54               1.57
Indiana                                74       4,798,707.82               1.46
Utah                                   34       4,772,532.82               1.45
Oregon                                 37       4,734,550.73               1.44
Minnesota                              24       4,678,174.30               1.42
Georgia                                26       3,891,059.89               1.18
Connecticut                            23       3,864,641.41               1.17
Missouri                               49       3,851,654.99               1.17
Pennsylvania                           35       2,851,836.06               0.87
Rhode Island                           14       2,724,408.39               0.83
Ohio                                   31       2,609,578.80               0.79
Hawaii                                  3       2,149,768.63               0.65
New Jersey                             13       2,129,508.33               0.65
Tennessee                              31       2,076,555.13               0.63
South Carolina                         16       2,044,409.35               0.62
Alabama                                31       1,900,540.81               0.58
Wisconsin                              28       1,649,001.07               0.50
Oklahoma                               23       1,636,892.51               0.50
Mississippi                            22       1,635,085.55               0.50
New Mexico                             14       1,526,272.43               0.46
Kansas                                 16       1,322,106.64               0.40
Louisiana                              18       1,278,712.66               0.39
Kentucky                               14       1,084,806.03               0.33
Delaware                                6         767,982.26               0.23
New Hampshire                           4         671,732.54               0.20
Iowa                                   11         616,017.02               0.19
Maine                                   4         539,626.25               0.16
Nebraska                                9         513,671.51               0.16
Idaho                                   6         477,811.35               0.15
District of Columbia                    2         330,494.89               0.10
Arkansas                                4         290,357.78               0.09
Wyoming                                 3         233,300.59               0.07
Alaska                                  1         197,478.23               0.06
West Virginia                           1          67,874.81               0.02
North Dakota                            1          51,879.38               0.02
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                  1,211    $177,923,813.11              54.07%
Stated Income                         563     107,793,483.23              32.76
Streamlined Documentation              79      24,646,696.07               7.49
Limited Documentation                  50      10,064,211.36               3.06
No Documentation                       31       6,336,706.65               1.93
Alternate Documentation                14       2,294,548.55               0.70
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                             1,948    $329,059,458.97             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               490     $64,574,459.51              19.62%
12 months                              78      20,794,456.28               6.32
24 months                           1,056     192,662,727.51              58.55
36 months                             315      49,098,283.91              14.92
60 months                               9       1,929,531.76               0.59
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                  Gross Margin

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Gross Margins                    Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    1        $345,997.36               0.11%
1.001% to 1.500%                        1         147,751.60               0.04
2.001% to 2.500%                       32      10,123,338.39               3.08
2.501% to 3.000%                        1         210,381.80               0.06
3.001% to 3.500%                        9       2,815,310.20               0.86
3.501% to 4.000%                       11       2,113,177.09               0.64
4.001% to 4.500%                      249      24,575,421.71               7.47
4.501% to 5.000%                      158      28,026,376.00               8.52
5.001% to 5.500%                      183      40,502,984.43              12.31
5.501% to 6.000%                      723     113,453,385.29              34.48
6.001% to 6.500%                      265      45,739,585.39              13.90
6.501% to 7.000%                      196      41,736,639.54              12.68
7.001% to 7.500%                       63      10,980,996.92               3.34
7.501% to 8.000%                       35       5,728,762.31               1.74
8.001% to 8.500%                       13       1,586,828.20               0.48
8.501% to 9.000%                        1         178,340.21               0.05
9.001% to 9.500%                        5         598,213.97               0.18
9.501% to 10.000%                       1          52,034.40               0.02
10.001% to 10.500%                      1         143,934.16               0.04
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                            Initial Periodic Rate Cap

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Initial Periodic Rate Caps       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    2        $193,152.91               0.06%
1.000%                                159      16,981,119.71               5.16
1.500%                                 28       6,824,239.14               2.07
2.000%                                738      78,402,676.42              23.83
3.000%                                992     218,989,898.30              66.55
5.000%                                  9       3,181,191.70               0.97
6.000%                                 20       4,487,180.79               1.36
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                          Subsequent Periodic Rate Cap

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Subsequent Periodic Rate Caps    Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    1         $49,170.66               0.01%
1.000%                              1,837     309,166,884.35              93.95
1.500%                                 72       9,425,614.44               2.86
2.000%                                 38      10,417,789.52               3.17
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                              Maximum Mortgage Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Maximum Mortgage Rates           Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
9.001% to 9.500%                        1        $216,000.00               0.07%
9.501% to 10.000%                       8       2,002,701.65               0.61
10.001% to 10.500%                      4       1,365,880.08               0.42
10.501% to 11.000%                     11       5,708,029.45               1.73
11.001% to 11.500%                     23       6,865,942.20               2.09
11.501% to 12.000%                    123      29,271,958.09               8.90
12.001% to 12.500%                    193      48,808,298.14              14.83
12.501% to 13.000%                    279      57,768,829.09              17.56
13.001% to 13.500%                    264      50,940,692.94              15.48
13.501% to 14.000%                    317      48,994,132.65              14.89
14.001% to 14.500%                    229      26,235,239.27               7.97
14.501% to 15.000%                    186      21,301,516.44               6.47
15.001% to 15.500%                    107      11,706,083.33               3.56
15.501% to 16.000%                     82       8,153,016.47               2.48
16.001% to 16.500%                     41       3,812,082.72               1.16
16.501% to 17.000%                     28       2,144,781.95               0.65
17.001% to 17.500%                     22       1,780,542.06               0.54
17.501% to 18.000%                     17       1,147,666.10               0.35
18.001% to 18.500%                      6         491,261.88               0.15
18.501% to 19.000%                      2         140,490.25               0.04
19.001% to 19.500%                      1          41,712.05               0.01
19.501% to 20.000%                      3         128,951.49               0.04
20.001% to 20.500%                      1          33,650.67               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                              Minimum Mortgage Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Minimum Mortgage Rates           Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                   52     $12,899,662.88               3.92%
2.001% - 2.500%                        17       4,276,849.18               1.30
3.001% - 3.500%                         3       1,337,041.26               0.41
3.501% - 4.000%                         1         637,000.00               0.19
4.001% - 4.500%                        12       3,509,427.81               1.07
4.501% - 5.000%                         4       1,627,470.60               0.49
5.001% - 5.500%                        21       6,517,124.90               1.98
5.501% - 6.000%                       125      31,948,967.02               9.71
6.001% - 6.500%                       205      51,464,759.06              15.64
6.501% - 7.000%                       276      57,850,439.69              17.58
7.001% - 7.500%                       234      40,599,136.76              12.34
7.501% - 8.000%                       311      46,718,268.51              14.20
8.001% - 8.500%                       223      24,542,992.70               7.46
8.501% - 9.000%                       180      19,414,489.34               5.90
9.001% - 9.500%                       105      10,815,937.43               3.29
9.501% - 10.000%                       79       7,134,782.50               2.17
10.001% - 10.500%                      43       3,539,219.21               1.08
10.501% - 11.000%                      25       1,897,580.62               0.58
11.001% - 11.500%                      16       1,510,707.91               0.46
11.501% - 12.000%                       9         472,797.13               0.14
12.501% - 13.000%                       4         244,875.80               0.07
13.001% - 13.500%                       2          75,362.72               0.02
13.501% - 14.000%                       1          24,565.94               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                            Next Loan Rate Adjustment

Next Loan Rate                  Number                        Percentage of the
Adjustment                    of Mortgage  Aggregate Current  Aggregate Current
(Month-Year)                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
April-05                               26      $2,405,423.39               0.73%
May-05                                 14       2,150,476.42               0.65
June-05                                29       2,517,352.64               0.77
July-05                                83       9,901,031.98               3.01
August-05                              31       3,645,357.51               1.11
September-05                           39       3,546,876.86               1.08
October-05                             19       1,804,196.09               0.55
November-05                            27       3,514,781.09               1.07
December-05                            23       2,339,518.03               0.71
January-06                             45       4,449,286.67               1.35
February-06                             8       1,035,041.67               0.31
March-06                               20       3,999,772.38               1.22
April-06                              132      14,119,544.75               4.29
May-06                                275      28,454,893.32               8.65
June-06                               180      21,913,486.81               6.66
July-06                                34       6,780,583.16               2.06
August-06                              28       6,346,542.75               1.93
September-06                          183      51,912,480.81              15.78
October-06                            172      38,094,720.93              11.58
November-06                           185      40,127,633.60              12.19
December-06                            95      23,164,474.52               7.04
January-07                             16       3,995,653.08               1.21
February-07                             1          45,888.67               0.01
March-07                                6         613,094.60               0.19
April-07                               27       1,860,692.93               0.57
May-07                                 47       3,193,677.68               0.97
June-07                                49       7,519,082.91               2.29
July-07                                 9       2,140,666.56               0.65
August-07                               7       1,819,977.40               0.55
September-07                           11       3,025,773.31               0.92
October-07                             18       3,779,594.19               1.15
November-07                            19       4,888,477.94               1.49
December-07                            33       8,840,750.61               2.69
January-08                              4         962,885.44               0.29
September-08                            1         216,000.00               0.07
October-08                              2         303,200.55               0.09
January-09                              2         671,106.92                0.2
February-09                             2         672,572.57                0.2
April-09                                3       1,281,467.24               0.39
May-09                                  1         333,700.00                0.1
June-09                                 4         974,499.00                0.3
July-09                                 2         402,529.33               0.12
August-09                              10       2,103,735.72               0.64
September-09                            8       2,828,727.40               0.86
October-09                              9       2,259,647.08               0.69
November-09                             7       1,690,928.23               0.51
December-09                             2         411,654.23               0.13
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                       $74,492,288.80
Number of Mortgage Loans                                             718
Average Current Principal Loan Balance                       $103,749.71      $9,106.00       $764,345.87
Average Original Principal Loan Balance                      $105,131.59     $10,000.00       $800,022.00
Weighted Average Current Combined Loan-to-Value Ratio              82.28%          8.40%           114.73%
Weighted Average Mortgage Loan Rate                                7.975%         3.750%           14.750%
Weighted Average Original Term to Maturity (months)                  315            120               360
Weighted Average Remaining Term to Maturity (months)                 303            106               358
(1) Weighted Average FICO Score                                      641            425               812

(1) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                Range      Principal Balance
---------------------------------------------   ------   ----------------------

Loan Type                                       Fixed                    100.00%
                                                ARMs                       0.00%

Lien                                            First                     80.76%
                                                Second                    19.24%

Balloon Loans                                                             14.32%
Interest Only Loans                                                        4.54%
FHA Insured Loans                                                          0.62%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    3.99%
Loans with Prepayment Penalties                                           54.75%


                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         237      $7,765,947.39              10.43%
$50,001 to $100,000                   245      17,585,881.95              23.61
$100,001 to $150,000                   97      11,960,512.48              16.06
$150,001 to $200,000                   49       8,472,308.93              11.37
$200,001 to $250,000                   22       4,855,313.38               6.52
$250,001 to $300,000                   29       7,945,620.15              10.67
$300,001 to $350,000                   13       4,088,242.17               5.49
$350,001 to $400,000                   12       4,484,845.41               6.02
$400,001 to $450,000                    4       1,696,986.26               2.28
$450,001 to $500,000                    4       1,913,558.43               2.57
$500,001 to $550,000                    2       1,089,735.12               1.46
$550,001 to $600,000                    1         570,369.72               0.77
$600,001 to $650,000                    1         622,920.60               0.84
$650,001 to $700,000                    1         675,700.94               0.91
$750,001 to $800,000                    1         764,345.87               1.03
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
421 to 440                              1        $100,861.13               0.14%
441 to 460                              2          61,764.06               0.08
461 to 480                             10         532,004.40               0.71
481 to 500                             17       1,479,506.02               1.99
501 to 520                             33       2,786,106.47               3.74
521 to 540                             31       2,757,579.41               3.70
541 to 560                             41       4,220,996.00               5.67
561 to 580                             42       4,427,892.67               5.94
581 to 600                             55       5,201,472.04               6.98
601 to 620                             54       4,568,974.64               6.13
621 to 640                             77       8,201,119.70              11.01
641 to 660                             95       9,976,210.66              13.39
661 to 680                             73       8,335,201.89              11.19
681 to 700                             53       5,704,300.52               7.66
701 to 720                             37       5,659,180.41               7.60
721 to 740                             39       4,043,363.60               5.43
741 to 760                             25       2,724,439.42               3.66
761 to 780                             20       2,065,973.84               2.77
781 to 800                             11       1,529,745.24               2.05
801 to 820                              2         115,596.68               0.16
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
109 to 120                              3        $168,435.93               0.23%
169 to 180                            263      16,169,677.60              21.71
229 to 240                             58       2,662,485.21               3.57
289 to 300                              4         205,634.68               0.28
301 to 312                              1         113,745.13               0.15
313 to 324                              3         456,970.79               0.61
325 to 336                              3         592,927.80               0.80
337 to 348                              3         334,303.30               0.45
349 to 360                            380      53,788,108.36              72.21
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
97 to 108                               6        $244,085.49               0.33%
109 to 120                             12         647,974.31               0.87
133 to 144                              1          39,572.77               0.05
145 to 156                              2          31,914.96               0.04
157 to 168                             69       5,616,479.37               7.54
169 to 180                            176       9,758,086.63              13.10
193 to 204                              1          57,462.98               0.08
205 to 216                              2          72,135.78               0.10
217 to 228                             28       1,576,096.10               2.12
229 to 240                             27         956,790.35               1.28
277 to 288                              5         223,418.73               0.30
289 to 300                             18       1,353,730.62               1.82
301 to 312                              4         491,054.61               0.66
313 to 324                              7       1,298,545.38               1.74
325 to 336                             11       1,661,566.49               2.23
337 to 348                            146      17,985,864.86              24.14
349 to 360                            203      32,477,509.37              43.60
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                         447     $46,821,680.75              62.85%
Manufactured Housing                  104       9,581,166.00              12.86
2-Family                               41       6,803,146.83               9.13
PUD                                    71       5,975,357.24               8.02
Condominium                            39       3,237,466.71               4.35
4-Family                               10       1,172,948.83               1.57
3-Family                                5         859,420.11               1.15
Townhouse                               1          41,102.33               0.06
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                               627     $66,236,180.67              88.92%
Investor                               80       6,845,530.23               9.19
Secondary                              11       1,410,577.90               1.89
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Purchase                              337     $34,248,841.82              45.98%
Equity Refinance                      324      31,904,971.54              42.83
Rate/Term Refinance                    57       8,338,475.44              11.19
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        1         $22,808.96               0.03%
4.501% to 5.000%                        1         127,628.87               0.17
5.001% to 5.500%                        7       2,931,661.57               3.94
5.501% to 6.000%                       27       4,528,671.26               6.08
6.001% to 6.500%                       40       7,593,322.26              10.19
6.501% to 7.000%                       69      11,332,128.48              15.21
7.001% to 7.500%                       72      10,657,182.00              14.31
7.501% to 8.000%                       83      10,772,448.31              14.46
8.001% to 8.500%                       53       5,171,693.30               6.94
8.501% to 9.000%                       47       3,714,839.37               4.99
9.001% to 9.500%                       40       2,913,490.15               3.91
9.501% to 10.000%                      66       3,864,688.58               5.19
10.001% to 10.500%                     43       2,672,057.36               3.59
10.501% to 11.000%                     65       3,530,663.18               4.74
11.001% to 11.500%                     22       1,184,109.12               1.59
11.501% to 12.000%                     39       1,753,933.14               2.35
12.001% to 12.500%                     13         544,900.96               0.73
12.501% to 13.000%                     14         615,715.12               0.83
13.001% to 13.500%                      8         323,064.61               0.43
13.501% to 14.000%                      7         203,224.98               0.27
14.501% to 15.000%                      1          34,057.22               0.05
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
0.01% to 10.00%                         1         $14,896.44               0.02%
10.01% to 20.00%                        1          49,163.23               0.07
20.01% to 30.00%                        2         308,086.36               0.41
30.01% to 40.00%                        3         340,554.52               0.46
40.01% to 50.00%                       13       1,609,659.11               2.16
50.01% to 60.00%                       18       2,083,947.47               2.80
60.01% to 70.00%                       55       7,629,288.09              10.24
70.01% to 80.00%                      156      24,178,546.36              32.46
80.01% to 90.00%                      159      15,767,713.53              21.17
90.01% to 100.00%                     301      21,945,289.92              29.46
100.01% to 110.00%                      7         465,818.00               0.63
110.01% to 120.00%                      2          99,325.77               0.13
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            141     $18,638,767.05              25.02%
New York                               44      10,007,430.34              13.43
Texas                                  61       6,342,406.55               8.51
Florida                                61       5,101,105.12               6.85
New Jersey                             25       2,533,174.29               3.40
Washington                             25       2,389,616.25               3.21
Maryland                               24       1,978,801.27               2.66
Pennsylvania                           21       1,688,785.41               2.27
Virginia                               15       1,472,392.81               1.98
Colorado                               18       1,456,601.19               1.96
Oregon                                 13       1,442,948.45               1.94
Arizona                                17       1,324,533.22               1.78
Nevada                                 13       1,323,622.71               1.78
Ohio                                   20       1,285,147.03               1.73
New Mexico                             13       1,240,732.93               1.67
Michigan                               18       1,221,492.07               1.64
Alabama                                18       1,132,345.87               1.52
North Carolina                         14       1,126,869.86               1.51
Illinois                               14       1,126,118.87               1.51
Massachusetts                           8       1,043,447.84               1.40
Hawaii                                  4       1,023,082.24               1.37
South Carolina                         14         946,790.98               1.27
Utah                                    9         825,447.37               1.11
Connecticut                             6         804,648.43               1.08
Tennessee                              15         796,851.13               1.07
Georgia                                14         756,457.11               1.02
Iowa                                    6         602,935.92               0.81
Indiana                                10         543,423.65               0.73
Kentucky                                5         500,526.36               0.67
Vermont                                 1         482,136.00               0.65
Montana                                 3         401,246.62               0.54
Wyoming                                 3         394,860.83               0.53
Oklahoma                                6         392,835.75               0.53
Missouri                                7         365,191.92               0.49
Minnesota                               6         360,179.94               0.48
Louisiana                               4         332,321.58               0.45
Arkansas                                5         315,852.92               0.42
Mississippi                             4         202,543.36               0.27
West Virginia                           2         121,259.49               0.16
Delaware                                1         115,990.04               0.16
District of Columbia                    2         115,913.41               0.16
Idaho                                   4          88,035.61               0.12
Nebraska                                2          79,878.62               0.11
New Hampshire                           1          26,224.82               0.04
Kansas                                  1          21,315.57               0.03
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                    458     $43,891,953.06              58.92%
Stated Income                         207      21,275,100.31              28.56
No Documentation                       27       4,628,862.70               6.21
Limited Documentation                  16       2,517,819.48               3.38
Alternate Documentation                 7       1,461,172.67               1.96
Streamlined Documentation               3         717,380.58               0.96
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                               718     $74,492,288.80             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               326     $33,704,784.34              45.25%
12 months                              29       3,083,820.30               4.14
24 months                              98       9,645,291.93              12.95
36 months                             241      24,643,946.94              33.08
60 months                              24       3,414,445.29               4.58
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                             BOND SUMMARY (to Call)

Class AV-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 16.30         2.01         1.32         1.00         0.81         0.68         0.48
Modified Duration                   12.36         1.90         1.27         0.97         0.79         0.66         0.47
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date    10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Payment Windows (mos.)           1 to 307      1 to 63      1 to 35      1 to 25      1 to 19      1 to 17      1 to 13

Class AV-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 27.28         8.65         5.53         2.84         1.91         1.55         1.14
Modified Duration                   18.06         7.40         4.97         2.67         1.83         1.49         1.10
First Principal Payment Date   10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         307 to 337    63 to 147     35 to 98     25 to 71     19 to 29     17 to 22     13 to 16

Class AF-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.75         2.09         1.35         1.00         0.78         0.64         0.45
Modified Duration                    9.54         1.97         1.30         0.97         0.76         0.62         0.44
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date     6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Payment Windows (mos.)           1 to 219      1 to 67      1 to 36      1 to 27      1 to 21      1 to 17      1 to 12

Class AF-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 19.77         9.37         5.69         3.00         2.06         1.65         1.16
Modified Duration                   12.67         7.35         4.85         2.72         1.92         1.55         1.10
First Principal Payment Date    6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Last Principal Payment Date     6/25/2026    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         219 to 255    67 to 147     36 to 98     27 to 71     21 to 29     17 to 22     12 to 16

Class AF-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 22.76        12.22         8.13         5.88         2.43         1.87         1.30
Modified Duration                   12.67         8.68         6.39         4.90         2.22         1.73         1.22
First Principal Payment Date    6/25/2026    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Last Principal Payment Date     9/25/2029    6/25/2017    5/25/2013    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Payment Windows (mos.)         255 to 294   147 to 147     98 to 98     71 to 71     29 to 30     22 to 23     16 to 16

Class AF-4
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.93         8.21         7.20         5.88         2.56         1.96         1.30
Modified Duration                    8.59         6.44         5.86         4.96         2.34         1.83         1.23
First Principal Payment Date    4/25/2008    4/25/2008   12/25/2008    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Last Principal Payment Date     7/25/2029    6/25/2017    5/25/2013    2/25/2011   11/25/2007    3/25/2007    7/25/2006
Payment Windows (mos.)          37 to 292    37 to 147     45 to 98     71 to 71     30 to 32     23 to 24     16 to 16

Class M-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.40         4.92         4.21         3.32         1.32
Modified Duration                   16.87         6.79         4.81         4.46         3.86         3.09         1.27
First Principal Payment Date   11/25/2026    1/25/2009    7/25/2008    1/25/2009   11/25/2007    3/25/2007    7/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     40 to 98     46 to 71     32 to 54     24 to 42     16 to 17

Class M-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.34         4.32         3.71         2.81         1.38
Modified Duration                   16.35         6.71         4.72         3.92         3.41         2.63         1.33
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    9/25/2008    6/25/2008    8/25/2007    8/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     38 to 98     42 to 71     39 to 54     29 to 42     17 to 17

Class M-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.33         4.22         3.53         2.68         1.38
Modified Duration                   16.26         6.69         4.70         3.83         3.25         2.51         1.33
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    8/25/2008    5/25/2008    7/25/2007    8/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     38 to 98     41 to 71     38 to 54     28 to 42     17 to 17

                           BOND SUMMARY (to Maturity)

Class AV-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 16.30         2.01         1.32         1.00         0.81         0.68         0.48
Modified Duration                   12.36         1.90         1.27         0.97         0.79         0.66         0.47
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date    10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Payment Windows (mos.)           1 to 307      1 to 63      1 to 35      1 to 25      1 to 19      1 to 17      1 to 13

Class AV-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 27.54         9.03         5.74         2.91         1.91         1.55         1.14
Modified Duration                   18.16         7.65         5.12         2.72         1.83         1.49         1.10
First Principal Payment Date   10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Last Principal Payment Date     8/25/2034   10/25/2022    7/25/2016    7/25/2012    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         307 to 353    63 to 211    35 to 136     25 to 88     19 to 29     17 to 22     13 to 16

Class AF-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.75         2.09         1.35         1.00         0.78         0.64         0.45
Modified Duration                    9.54         1.97         1.30         0.97         0.76         0.62         0.44
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date     6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Payment Windows (mos.)           1 to 219      1 to 67      1 to 36      1 to 27      1 to 21      1 to 17      1 to 12

Class AF-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 19.77         9.74         5.98         3.07         2.06         1.65         1.16
Modified Duration                   12.67         7.55         5.04         2.77         1.92         1.55         1.10
First Principal Payment Date    6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Last Principal Payment Date     6/25/2026    3/25/2020    6/25/2016    3/25/2012    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         219 to 255    67 to 180    36 to 135     27 to 84     21 to 29     17 to 22     12 to 16

Class AF-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 22.76        19.90        14.29        10.59         2.43         1.87         1.30
Modified Duration                   12.67        11.74         9.58         7.76         2.22         1.73         1.22
First Principal Payment Date    6/25/2026    3/25/2020    6/25/2016    3/25/2012    8/25/2007    1/25/2007    7/25/2006
Last Principal Payment Date     9/25/2029    5/25/2029    6/25/2023    3/25/2019    9/25/2007    2/25/2007    7/25/2006
Payment Windows (mos.)         255 to 294   180 to 290   135 to 219    84 to 168     29 to 30     22 to 23     16 to 16

Class AF-4
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.93         8.58         8.21         7.85         2.56         1.96         1.30
Modified Duration                    8.59         6.62         6.46         6.30         2.34         1.83         1.23
First Principal Payment Date    4/25/2008    4/25/2008   12/25/2008    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Last Principal Payment Date     7/25/2029    3/25/2029    4/25/2023    1/25/2019   11/25/2007    3/25/2007    7/25/2006
Payment Windows (mos.)          37 to 292    37 to 288    45 to 217    71 to 166     30 to 32     23 to 24     16 to 16

Class M-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.78         8.78         6.00         5.38         5.42         4.30         1.84
Modified Duration                   16.92         7.26         5.23         4.81         4.83         3.91         1.74
First Principal Payment Date   11/25/2026    1/25/2009    7/25/2008    1/25/2009   11/25/2007    3/25/2007    7/25/2006
Last Principal Payment Date     7/25/2034    5/25/2027    3/25/2021    6/25/2017    3/25/2016    1/25/2014    1/25/2011
Payment Windows (mos.)         260 to 352    46 to 266    40 to 192    46 to 147    32 to 132    24 to 106     16 to 70

Class M-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.77         8.71         5.89         4.74         4.04         3.07         2.09
Modified Duration                   16.40         7.13         5.10         4.24         3.67         2.85         1.98
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    9/25/2008    6/25/2008    8/25/2007   10/25/2006
Last Principal Payment Date     6/25/2034    3/25/2025    6/25/2019   10/25/2015    5/25/2013    9/25/2011    1/25/2009
Payment Windows (mos.)         260 to 351    46 to 240    38 to 171    42 to 127     39 to 98     29 to 78     19 to 46

Class M-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.77         8.65         5.83         4.60         3.82         2.92         1.63
Modified Duration                   16.30         7.08         5.05         4.11         3.49         2.71         1.55
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    8/25/2008    5/25/2008    7/25/2007    8/25/2006
Last Principal Payment Date     4/25/2034    7/25/2023    2/25/2018    9/25/2014    6/25/2012   12/25/2010    5/25/2008
Payment Windows (mos.)         260 to 349    46 to 220    38 to 155    41 to 114     38 to 87     28 to 69     17 to 38

                      Yield Maintenance Agreement Schedules
                      -------------------------------------

                        Group I Senior Certificates           Mezzanine Certificates
            Pay      Notional       Cap         Cap       Notional      Cap         Cap
Pay Date   Period    Schedule     Strike %   Ceiling %    Schedule    Strike %   Ceiling %
--------   ------   -----------   --------   ---------   ----------   --------   ---------
Apr 2005        1            --         --          --           --         --          --
May 2005        2   238,572,776       6.60        8.37   70,622,000       6.29        8.92
Jun 2005        3   231,335,149       6.38        8.37   70,622,000       6.07        8.92
Jul 2005        4   223,573,358       6.64        8.37   70,622,000       6.32        8.92
Aug 2005        5   215,331,010       6.49        8.37   70,622,000       6.15        8.92
Sep 2005        6   206,636,464       6.48        8.37   70,622,000       6.15        8.92
Oct 2005        7   197,958,367       6.71        8.37   70,622,000       6.38        8.92
Nov 2005        8   189,486,569       6.48        8.36   70,622,000       6.15        8.92
Dec 2005        9   181,236,184       6.70        8.36   70,622,000       6.38        8.92
Jan 2006       10   173,165,810       6.49        8.36   70,622,000       6.16        8.92
Feb 2006       11   165,363,287       6.52        8.36   70,622,000       6.18        8.92
Mar 2006       12   157,794,401       7.23        8.36   70,622,000       6.91        8.92
Apr 2006       13   150,443,048       6.51        8.35   70,622,000       6.18        8.92
May 2006       14   142,555,929       6.73        8.35   70,622,000       6.41        8.92
Jun 2006       15   134,849,953       6.72        8.35   70,622,000       6.35        8.92
Jul 2006       16   127,321,065       6.95        8.34   70,622,000       6.60        8.92
Aug 2006       17   117,233,933       6.74        8.34   70,622,000       6.38        8.92
Sep 2006       18   106,434,715       7.82        8.33   70,622,000       7.27        8.92
Oct 2006       19            --         --          --   70,622,000       8.09        8.92
Nov 2006       20            --         --          --   70,622,000       7.82        8.92
Dec 2006       21            --         --          --   70,622,000       8.23        8.92
Jan 2007       22            --         --          --   70,622,000       7.96        8.92
Feb 2007       23            --         --          --   70,622,000       7.99        8.92
Mar 2007       24            --         --          --   70,622,000       9.29        8.92
Apr 2007       25            --         --          --   70,622,000       8.51        8.92
May 2007       26            --         --          --   70,622,000       8.81        8.92
Jun 2007       27            --         --          --   70,622,000       8.61        8.92
Jul 2007       28            --         --          --   70,622,000       8.96        8.92
Aug 2007       29            --         --          --   70,622,000       8.67        8.92

                                 Rate Cap Table
                                 --------------

                    Group I   Group I   Group I   Group II   Subordinate   Subordinate   Subordinate
            Pay      Rate      Rate      Rate       Rate        Rate          Rate          Rate
Pay Date   Period   Cap(1)    Cap(2)    Cap(3)     Cap(1)      Cap(1)        Cap(2)        Cap(3)
--------   ------   -------   -------   -------   --------   -----------   -----------   -----------
Apr 2005        1     11.22     11.22     11.22      12.44         11.44         11.44         11.44
May 2005        2      6.73      6.73      8.50       7.47          6.87          6.87          9.50
Jun 2005        3      6.51      6.51      8.50       7.23          6.64          6.65          9.50
Jul 2005        4      6.73      6.77      8.50       7.47          6.87          6.90          9.50
Aug 2005        5      6.51      6.62      8.50       7.23          6.65          6.73          9.50
Sep 2005        6      6.51      6.61      8.50       7.23          6.65          6.73          9.50
Oct 2005        7      6.73      6.84      8.50       7.47          6.87          6.96          9.50
Nov 2005        8      6.52      6.62      8.50       7.23          6.65          6.73          9.50
Dec 2005        9      6.74      6.84      8.50       7.47          6.87          6.96          9.50
Jan 2006       10      6.52      6.63      8.50       7.23          6.65          6.74          9.50
Feb 2006       11      6.52      6.66      8.50       7.23          6.65          6.76          9.50
Mar 2006       12      7.22      7.37      8.50       8.00          7.36          7.49          9.50
Apr 2006       13      6.52      6.66      8.50       7.23          6.65          6.76          9.50
May 2006       14      6.74      6.88      8.50       7.47          6.87          6.99          9.50
Jun 2006       15      6.66      6.87      8.50       7.23          6.77          6.93          9.50
Jul 2006       16      6.88      7.11      8.50       7.47          6.99          7.18          9.50
Aug 2006       17      6.65      6.90      8.50       7.23          6.76          6.96          9.50
Sep 2006       18      7.46      7.99      8.50       7.23          7.42          7.85          9.50
Oct 2006       19      8.28      8.94      8.94       7.47          8.13          8.67          9.50
Nov 2006       20      8.02      8.66      8.66       7.23          7.87          8.40          9.50
Dec 2006       21      8.32      9.11      9.11       7.47          8.17          8.81          9.50
Jan 2007       22      8.06      8.83      8.83       7.23          7.90          8.54          9.50
Feb 2007       23      8.07      8.87      8.87       7.23          7.91          8.57          9.50
Mar 2007       24      8.93     10.29     10.29       8.01          8.76          9.87          9.87
Apr 2007       25      8.07      9.51      9.51       7.23          7.91          9.09          9.50
May 2007       26      8.34      9.83      9.83       7.47          8.18          9.39          9.50
Jun 2007       27      8.07      9.63      9.63       7.23          7.91          9.19          9.50
Jul 2007       28      8.36     10.00     10.00       7.47          8.20          9.54          9.54
Aug 2007       29      8.11      9.70      9.70       7.23          7.94          9.25          9.50
Sep 2007       30      8.22     10.27     10.27       7.23          8.04          9.71          9.71
Oct 2007       31      8.50     10.85     10.85       7.47          8.31         10.22         10.22
Nov 2007       32      8.24     10.53     10.53       7.23          8.06          9.92          9.92
Dec 2007       33      8.59     11.08     11.08       7.47          8.38         10.42         10.42
Jan 2008       34      8.31     10.74     10.74       7.23          8.11         10.10         10.10
Feb 2008       35      8.31     10.76     10.76       7.23          8.11         10.11         10.11
Mar 2008       36      8.88     12.02     12.02       7.73          8.67         11.23         11.23
Apr 2008       37      8.31     11.45     11.45       7.23          8.11         10.67         10.67
May 2008       38      8.59     11.85     11.85       7.47          8.38         11.04         11.04
Jun 2008       39      8.31     11.61     11.61       7.23          8.11         10.80         10.80
Jul 2008       40      8.59     12.02     12.02       7.47          8.38         11.18         11.18
Aug 2008       41      8.31     11.64     11.64       7.23          8.11         10.83         10.83
Sep 2008       42      8.31     11.87     11.87       7.23          8.11         11.02         11.02
Oct 2008       43      8.59     12.32     12.32       7.47          8.39         11.44         11.44
Nov 2008       44      8.31     11.94     11.94       7.23          8.12         11.09         11.09
Dec 2008       45      8.59     12.36     12.36       7.48          8.39         11.48         11.48
Jan 2009       46      8.31     11.98     11.98       7.23          8.12         11.13         11.13
Jan 2009       47      8.31     12.02     12.02       7.23          8.12         11.17         11.17
Feb 2009       48      9.21     13.37     13.37       8.01          8.99         12.42         12.42
Mar 2009       49      8.31     12.08     12.08       7.23          8.13         11.23         11.23
Apr 2009       50      8.60     12.50     12.50       7.48          8.40         11.63         11.63
May 2009       51      8.32     12.14     12.14       7.24          8.13         11.30         11.30
Jun 2009       52      8.60     12.57     12.57       7.48          8.41         11.71         11.71
Jul 2009       53      8.33     12.21     12.21       7.24          8.15         11.38         11.38
Aug 2009       54      8.33     12.24     12.24       7.24          8.15         11.42         11.42
Sep 2009       55      8.62     12.67     12.67       7.48          8.44         11.83         11.83
Oct 2009       56      8.37     12.30     12.30       7.24          8.19         11.50         11.50
Nov 2009       57      8.66     12.72     12.72       7.48          8.48         11.91         11.91
Dec 2009       58      8.38     12.31     12.31       7.24          8.21         11.55         11.55
Jan 2010       59      8.38     12.31     12.31       7.24          8.21         11.57         11.57
Feb 2010       60      9.28     13.63     13.63       8.01          9.10         12.84         12.84
Mar 2010       61      8.38     12.32     12.32       7.24          8.22         11.62         11.62
Apr 2010       62      8.66     12.74     12.74       7.48          8.51         12.05         12.05
May 2010       63      8.38     12.33     12.33       7.24          8.24         11.70         11.70
Jun 2010       64      8.66     12.75     12.75       7.48          8.52         12.12         12.12
Jul 2010       65      8.38     12.34     12.34       7.24          8.25         11.77         11.77
Aug 2010       66      8.38     12.34     12.34       7.24          8.26         11.81         11.81
Sep 2010       67      8.66     12.76     12.76       7.48          8.55         12.26         12.26
Oct 2010       68      8.38     12.36     12.36       7.24          8.28         11.92         11.92
Nov 2010       69      8.66     12.77     12.77       7.48          8.57         12.38         12.38
Dec 2010       70      8.38     12.36     12.36       7.24          8.31         12.04         12.04
Jan 2011       71      8.38     12.37     12.37       7.24          8.32         12.11         12.11

(1) Assumes that the 1 month LIBOR, 6 month LIBOR, and 1 year LIBOR remain at 2.8500%, 3.3675% and 3.8100% respectively and the cashflows are run at the pricing speed to call.

(2) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00%.

(3) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the related Yield Maintenance Agreement.

Citigroup Global Markets, Inc.
--------------------------------------------------------------------------------
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                      [LOGO] C-BASS(SM)
                             CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC

                             CITIGROUP [LOGO](TM)

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$371,268,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2005-CB2

Offered Certificates: AV-1, AV-2, AF-1, AF-2, AF-3, AF-4, M-1, M-2 & M-3

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer

March 28, 2005

Citigroup Global Markets, Inc.
--------------------------------------------------------------------------------
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

C-BASS Mortgage Loan Asset-Backed            [LOGO]CITIGROUP
Certificates, Series 2005-CB2
$371,268,000 (approximate)
--------------------------------------------------------------------------------

         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB2

                                Certificates (1)
--------------------------------------------------------------------------------

                                                                          Expected    Expected Final
                                                                         Principal      Scheduled
                 Expected                        Class /     Expected      Window      Distribution          Expected Ratings
                Approximate           Interest  Principal   WAL (yrs)      (mos)         Date(5)       -----------------------------
    Class         Size(2)     Group     Type      Type      (Call/Mat)   (Call/Mat)     (Call/Mat)     Moody's  S&P   Fitch  DBRS(8)
-------------   -----------   ------  --------  ---------   ----------  ------------  --------------   -------  ----  -----  -------
AV-1(3)(4)(6)   191,368,000     I      Float     Sr/Seq     1.00/1.00    1-25/1-25    Apr-07/Apr-07      Aaa    AAA    AAA     AAA
AV-2(3)(4)(6)    53,781,000     I      Float     Sr/Seq     2.84/2.91   25-71/25-88   Feb-11/Jul-12      Aaa    AAA    AAA     AAA
 AF-1(3)(4)      33,238,000     II     Float     Sr/Seq     1.00/1.00    1-27/1-27    Jun-07/Jun-07      Aaa    AAA    AAA     AAA
 AF-2(3)(4)       9,481,000     II     Fixed     Sr/Seq     3.00/3.07   27-71/27-84   Feb-11/Mar-12      Aaa    AAA    AAA     AAA
 AF-3(3)(4)       7,228,000     II     Fixed     Sr/Seq     5.88/10.59  71-71/84-168  Feb-11/Mar-19      Aaa    AAA    AAA     AAA
 AF-4(3)(4)       5,550,000     II     Fixed     Sr/NAS     5.88/7.85   71-71/71-166  Feb-11/Jan-19      Aaa    AAA    AAA     AAA
  M-1(3)(4)      45,400,000   I & II   Float       Mez      4.92/5.38   46-71/46-147  Feb-11/Jun-17      Aa2     AA    AA      AA
  M-2(3)(4)      19,169,000   I & II   Float       Mez      4.32/4.74   42-71/42-127  Feb-11/Oct-15      A2      A      A       A
  M-3(3)(4)       6,053,000   I & II   Float       Mez      4.22/4.60   41-71/41-114  Feb-11/Sep-14      A3      A-    A-     A(l)
B-1(3)(4)(7)      5,650,000   I & II   Float       Sub                Not Offered Hereby                Baa1    BBB+  BBB+   BBB(h)
B-2(3)(4)(7)      3,430,000   I & II   Float       Sub                Not Offered Hereby                Baa2    BBB    BBB     BBB
B-3(3)(4)(7)      4,843,000   I & II   Float       Sub                Not Offered Hereby                Baa3    BBB-  BBB-   BBB(l)
B-4(3)(4)(7)      4,843,000   I & II   Fixed       Sub                Not Offered Hereby                 Ba1    BB+    BB+    BB(h)
B-5(3)(4)(7)      4,439,000   I & II   Fixed       Sub                Not Offered Hereby                 Ba2     BB    BB      BB

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2 and Class AF-1 Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on March 1, 2005.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) The pass-through rate on the Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1, Class AV-2 and Class AF-1 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

(4)   The Certificates will be subject to the Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class AV-1 and Class AV-2 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

                                  Pricing Speed
--------------------------------------------------------------------------------

Fixed Mortgage Loans:         The Pricing Speed for the fixed rate Mortgage
                              Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23% CPR thereafter).

Adjustable Mortgage
Loans: The Pricing Speed for the adjustable rate Mortgage Loans is 100% PPC (assumes that prepayments start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).

                           Summary of Important Dates
--------------------------------------------------------------------------------

Deal Information                          Collateral Information
Expected Pricing     Week of March 28th   Collateral Selection Date   03/17/2005
Expected Closing     04/07/2005           Cut-off Date                03/01/2005
First Distribution   04/25/2005           Next Payment                04/01/2005
Expected Stepdown    04/25/2008

Bond Information

                                                      Expected
                     Initial   Interest            Final Scheduled      REMIC
                     Accrual   Accrual    Delay   Distribution Date    Maturity
Class   Dated Date    Days*     Method    Days      (Call/Mat) **      Date ***
-----   ----------   -------   --------   -----   -----------------   ----------
AV-1    04/07/2005         0   Act/360        0     Apr-07/Apr-07     02/25/2035
AV-2    04/07/2005         0   Act/360        0     Feb-11/Jul-12     02/25/2035
AF-1    04/07/2005         0   Act/360        0     Jun-07/Jun-07     02/25/2035
AF-2    03/01/2005        36    30/360       24     Feb-11/Mar-12     02/25/2035
AF-3    03/01/2005        36    30/360       24     Feb-11/Mar-19     02/25/2035
AF-4    03/01/2005        36    30/360       24     Feb-11/Jan-19     02/25/2035
 M-1    04/07/2005         0   Act/360        0     Feb-11/Jun-17     02/25/2035
 M-2    04/07/2005         0   Act/360        0     Feb-11/Oct-15     02/25/2035
 M-3    04/07/2005         0   Act/360        0     Feb-11/Sep-14     02/25/2035
 B-1                                 Not Offered Hereby
 B-2                                 Not Offered Hereby
 B-3                                 Not Offered Hereby
 B-4                                 Not Offered Hereby
 B-5                                 Not Offered Hereby

* See footnote (1) on page 2.

** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
Mortgage Finance:            Phil Seares                  (212) 723-61145
                             Ian Wesson                   (212) 723-6334



MBS Trading:                 Jim Demare                   (212) 723-6325
                             Eliot Rubenzahl              (212) 723-6325

MBS Structuring:             Maggie Jiang                 (212) 723-6404
                             Adrian Wu                    (212) 723-6325
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:          C-BASS Mortgage Loan Asset-Backed Certificates,
                              Series 2005-CB2.

Senior Certificates:          The Class AV-1, Class AV-2, Class AF-1, Class
                              AF-2, Class AF-3 and Class AF-4 Certificates.

Mezzanine Certificates:       The Class M-1, Class M-2 and Class M-3
                              Certificates.

Subordinate
Certificates:                 The Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates. The Subordinate
                              Certificates will be privately placed and will not be offered pursuant to the prospectus.

Offered Certificates:         The Senior Certificates and the Mezzanine
                              Certificates.

Certificates:                 The Offered Certificates and the Subordinate
                              Certificates.

Floating Rate
Certificates:                 The Class AV-1, Class AV-2, Class AF-1, Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Certificates.

Fixed Rate Certificates:      The Class AF-2, Class AF-3, Class AF-4, Class B-4
                              and Class B-5 Certificates.

Group I Senior
Certificates:                 The Class AV-1 and Class AV-2 Certificates.

Group II Senior
Certificates:                 The Class AF-1, Class AF-2, Class AF-3 and Class
                              AF-4 Certificates.

Lead Manager:                 Citigroup Global Markets, Inc..

Co-Manager:                   Citigroup Global Markets, Inc.

Depositor:                    Asset Backed Funding Corporation.

Servicer:                     Litton Loan Servicing LP, a subsidiary of the
                              Seller.

Seller:                       Credit-Based Asset Servicing and Securitization
                              LLC ("C-BASS").

Trustee:                      J.P. Morgan Chase Bank.

Custodian:                    The Bank of New York.

Rating Agencies:              Moody's Investors Service ("Moody's"), Standard &
                              Poor's ("S&P"), Fitch Ratings ("Fitch"), Dominion
                              Bond Rating Service, Inc ("DBRS")

Cut-off Date:                 The close of business on March 1, 2005.

Closing Date:                 On or about April 7, 2005

Distribution Dates:           Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2005.

Payment Delay:                With respect to the Group I Senior Certificates,
                              the Class AF-1 Certificates, the Mezzanine and
                              Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), 0 days. With respect to the Group II Senior Certificates (other than
                              Class AF-1 Certificates) and Class B-4 and Class
                              B-5 Certificates, 24 days.

Day Count:                    With respect to the Group I Senior Certificates,
                              the Class AF-1 Certificates, the Mezzanine and
                              Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), Actual/360. With respect to the Group II Senior Certificates (other than Class AF-1 Certificates) and Class B-4 and
                              Class B-5 Certificates, 30/360.

Servicing Fee:                0.50% per annum.

Trustee Fee:                  0.01% per annum.

Optional Termination
Date: Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

Denomination:                 $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:            The Senior Certificates are expected to be
                              eligible for purchase by employee benefit plans and other plans or arrangements subject to ERISA or to Section 4975 of the Code subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA Eligibility:            The Offered Certificates will not be SMMEA
                              eligible.

Tax Status:                   The Offered Certificates will be designated as
                              regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer
Advances:                     The Servicer is required to advance at least one
                              business day prior to each Distribution Date scheduled principal and interest payments (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until it deems such advances to be non-recoverable. The Servicer will make only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan, will not make any advances of principal on REO properties and is not required to make any advances of principal on second lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil
                              Relief Act (the "Relief Act") or any similar state laws.

Mortgage Loans:               As of the Collateral Selection Date, 2,666
                              adjustable rate and fixed rate, closed-end mortgage loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties with an aggregate principal balance as of the Cut-off Date of $403,551,747.77. References to percentages or balances herein are with respect to the Collateral
                              Selection Date Mortgage Loans and are based on the aggregate principal balance of such Mortgage Loans on the Cut-off Date. For the purpose of calculating interest and principal on the Senior
                              Certificates, the Mortgage Loans have been divided into two loan groups:

                              o     Group I Mortgage Loans will consist of
                                    approximately 1,948 conforming and
                                    non-conforming adjustable rate Mortgage
                                    Loans with an aggregate principal balance of $329,059,458.97.

                              o Group II Mortgage Loans will consist of approximately 718 conforming and non-conforming fixed rate Mortgage Loans with an aggregate principal balance of $74,492,288.80.

Realized Losses:              Losses resulting from the liquidation of defaulted
                              mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the Overcollateralization Amount. If there is no excess interest and no Overcollateralization
                              Amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate
                              Certificates in reverse order of seniority as follows: to the Class B-5, Class B-4, Class B-3,
                              Class B-2, Class B-1, Class M-3, Class M-2 and
                              Class M-1 Certificates in that order. Realized
                              Losses will not be allocated to the Senior
                              Certificates.

Special Hazard Losses:        Special Hazard Losses are generally Realized
                              Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                              Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan or (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Senior
                              Certificates), pro rata, based on their respective certificate principal balances.

                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:           Credit enhancement for the structure is provided
                              by Excess Interest, Overcollateralization and
                              Subordination.

                              Certificate Credit Enhancement

                              (1) The Senior Certificates are enhanced by Excess Interest, approximately 23.25% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (2) The Class M-1 Certificates are enhanced by Excess Interest, approximately 12.00% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (3) The Class M-2 Certificates are enhanced by Excess Interest, approximately 7.25% in Mezzanine and Subordinate Certificates, and the Overcollateralization Amount.

                              (4) The Class M-3 Certificates are enhanced by Excess Interest, approximately 5.75% in Subordinate Certificates, and the Overcollateralization Amount.

                              (5) The Class B-1 Certificates are enhanced by Excess Interest, approximately 4.35% in Subordinate Certificates, and the Overcollateralization Amount.

                              (6) The Class B-2 Certificates are enhanced by Excess Interest, approximately 3.50% in Subordinate Certificates, and the Overcollateralization Amount.

                              (7) The Class B-3 Certificates are enhanced by Excess Interest, approximately 2.30% in Subordinate Certificates, and the Overcollateralization Amount.

                              (8) The Class B-4 Certificates are enhanced by Excess Interest, approximately 1.10% in Subordinate Certificates, and the Overcollateralization Amount.

                              (9) The Class B-5 Certificates are enhanced by Excess Interest and the
                                    Overcollateralization Amount.

Expected Target
Overcollateralization
Amount: Prior to the Stepdown Date, 2.25% of the aggregate initial principal balance of the Mortgage Loans. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 2.25% of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (x) 4.50% of the aggregate current principal balance of the Mortgage Loans and (y) 0.50% of the aggregate initial principal balance of the Mortgage Loans. If a Trigger Event is in effect, the Target Overcollateralization Amount will be the Target Overcollateralization Amount from the previous period.

Overcollateralization
Floor:                        For any Distribution Date, the
                              Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Overcollateralization
Amount:                       On any Distribution Date, the excess, if any, of
                              (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate certificate principal balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution
                              Date).

Overcollateralization
Deficiency:                   On any Distribution Date, the excess, if any, of
                              (x) the Target Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution
                              Date, calculated for this purpose after taking into account the reduction on such Distribution
                              Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

Overcollateralization
Release Amount:               On any Distribution Date, on or after the Stepdown
                              Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target
                              Overcollateralization Amount for such Distribution
                              Date. With respect to any Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release
                              Amount will be zero.

Senior Enhancement
Percentage:                   On any Distribution Date, is the percentage
                              obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Stepdown Date:                The later to occur of (x) the earlier to occur of
                              (a) the Distribution Date in April 2008 and (b) the Distribution Date on which the aggregate certificate principal balance of the Senior
                              Certificates is reduced to zero, and (y) the first
                              Distribution Date on which the Senior Enhancement
                              Percentage is greater than or equal to 51.00%.

Expected Credit Support
Percentage:                                 Initial                After
                              Class      Credit Support       Stepdown Support
                              -----      --------------       ----------------
                              Senior              25.50%                 51.00%
                               M-1                14.25%                 28.50%
                               M-2                 9.50%                 19.00%
                               M-3                 8.00%                 16.00%
                               B-1                 6.60%                 13.20%
                               B-2                 5.75%                 11.50%
                               B-3                 4.55%                  9.10%
                               B-4                 3.35%                  6.70%
                               B-5                 2.25%                  4.50%

                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                Is in effect on a Distribution Date if any one of
                              the following conditions exist as of the last day of the related collection period:

                              i.    The "Rolling Six Month 60+ Delinquency
                                    Percentage" equals or exceeds 32% of the Senior Enhancement Percentage; or

                              ii. The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such related collection period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                                          Cumulative Realized
                                 Distribution Dates         Loss Percentage
                              -------------------------   -------------------
                               April 2007 - March 2008           1.40%
                               April 2008 - March 2009           3.20%
                               April 2009 - March 2010           5.00%
                               April 2010 - March 2011           6.45%
                               April 2011 - March 2012           7.25%
                              April 2012 and thereafter          7.30%

60+ Day Delinquent Loan:      Each Mortgage Loan with respect to which any
                              portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month 60+
Day Delinquent
Percentage:                   With respect to any Distribution Date, the average
                              of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                              Balance of Mortgage Loans that are 60+ Day
                              Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:            On each Distribution Date prior to and including
                              the Optional Termination Date, the Pass-Through
                              Rate for the Certificates is as follows:

                              The Pass-Through Rate for the Floating Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the sum of (x) one-month LIBOR as determined for the related period and (y) the related certificate margin for the applicable class,

                              (ii)  the applicable Rate Cap for such
                                    Distribution Date, and

                              (iii) the applicable Maximum Rate Cap for such
                                    Distribution Date.

                              The Pass-Through Rate for the Fixed Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the certificate coupon for such Distribution Date, and

                              (ii)  the applicable Rate Cap for such
                                    Distribution Date.

                              On each Distribution Date after the Optional
                              Termination Date, the certificate margins for the Class AV-1, Class AV-2 and Class AF-1 Certificates will be equal to 2 times their respective initial margins and for the Mezzanine and Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), the related certificate margins will be 1.5 times their respective initial margins.

                              On the Distribution Date after the Optional
                              Termination Date, the coupon on the Fixed Rate Certificates will increase by 0.50% per annum.

Interest Accrual:             Interest will accrue on the Certificates at the
                              applicable Pass-Through Rate.

                              o Interest on the Floating Rate Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

                              o Interest on the Fixed Rate Certificates will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

Group I Rate Cap:             The Group I Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group I Mortgage Interest Rates
                              (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Group I Maximum Rate
Cap: The Group I Maximum Rate Cap for any Distribution Date will be a per annum rate equal to the weighted average of the Group I Maximum Mortgage Interest Rates (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the related Group I Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period).

Group II Rate Cap:            The Group II Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group II Mortgage Interest Rates
                              (net of the Servicing Fees and Trustee Fees), weighted on the basis of the principal balance of the Group II Mortgage Loans as of the first day of the related collection period (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period with respect to the Class AF-1
                              Certificates).

Subordinate Rate Cap:         The Subordinate Rate Cap will equal the weighted
                              average of the Group I Rate Cap and the Group II
                              Rate Cap (expressed on the basis of an assumed
                              360-day year and the actual number of days elapsed during the related accrual period with respect to the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B3 Certificates), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Pool Maximum Cap:             The Pool Maximum Rate Cap will equal the weighted
                              average of the Group I Maximum Rate Cap and the Group II Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the accrual period with respect to the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B3 Certificates), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

Rate Cap:                     For the Class AV-1 and Class AV-2 Certificates,
                              the Group I Rate Cap. For the Class AF-1, Class
                              AF-2, Class AF-3 and Class AF-4 Certificates, the
                              Group II Rate Cap. For each of the Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2, Class
                              B-3, Class B-4 and Class B-5 Certificates, the
                              Subordinate Rate Cap.

Maximum Rate Cap:             For the Class AV-1 and Class AV-2 Certificates,
                              the Group I Maximum Rate Cap. For each of the
                              Class M-1, Class M-2, Class M-3, Class B-1, Class
                              B-2, Class B-3, Class B-4 and Class B-5
                              Certificates, the Pool Maximum Cap.

Group I Group
Subordinate Amount:           The excess of the aggregate principal amount of
                              the Group I Mortgage Loans over the aggregate certificate principal balance of the Group I
                              Senior Certificates, as of the last day of the prior collection period.

Group II Group
Subordinate Amount:           The excess of the aggregate principal amount of
                              the Group II Mortgage Loans over the aggregate certificate principal balance of the Group II
                              Senior Certificates, as of the last day of the prior collection period.

Accrued Certificate
Interest:                     For each class of the Certificates and for each
                              Distribution Date, an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Interest Carry Forward
Amount: As of any Distribution Date, the sum of: (x) the excess, if any, of (a) the Accrued Certificate Interest, as the case may be, and any Interest Carry Forward Amount for the prior Distribution Date, over (b) the amount in respect of interest actually distributed on such class on such prior Distribution Date; and (y) interest on such excess at the applicable Pass-Through Rate on the basis of the related accrual method.

Rate Cap Carryover
Amount: If on any Distribution Date, the Pass-Through Rate for the Certificates is based on the Rate Cap, the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date if the Pass-Through Rate had not been so limited by the Rate Cap, up to but not exceeding the Maximum Rate Cap, if applicable, over (y) the amount of interest such class of certificates received on such Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such class).

Monthly Excess Interest
Amount: The sum of excess interest collections for a collection period which are not used to pay interest on the Certificates.

Yield Maintenance
Agreements:                   On the Closing Date, the Trust will enter into two
                              Yield Maintenance Agreements to make payments in respect of any related Rate Cap Carryover Amount on the Group I Senior Certificates and Mezzanine
                              Certificates, to the extent necessary on the Distribution Dates occurring from May 2005 to
                              September 2006 and May 2005 to August 2007 respectively. On each Distribution Date, the counterparty to the related Yield Maintenance
                              Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum rate specified on the related Yield
                              Maintenance Agreement Schedule over (ii) the strike price for such Distribution Date specified on the related Yield Maintenance Agreement
                              Schedule, accrued during the interest accrual period for the Group I Senior Certificates and Mezzanine Certificates and (b) the notional balance for such Distribution Date specified on the related Yield Maintenance Agreement Schedule and (c) the actual number of days in the related interest accrual period divided by 360.

                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of
Distributions -
Interest:                     Distributions of interest to the Certificates will
                              be made from the interest remittance amount from the related groups of Mortgage Loans as follows:

                              (A) From the interest remittance amount related to the Group I Mortgage Loans:

                                    (i)      to the Trustee, the related Trustee
                                             Fee;

                                    (ii)     pro rata, to the Class AV-1 and
                                             Class AV-2 Certificates, the
                                             applicable Accrued Certificate
                                             Interest thereon for such
                                             Distribution Date;

                                    (iii)    pro rata, to the Class AV-1 and
                                             Class AV-2, the applicable Interest
                                             Carry Forward Amount thereon for
                                             such Distribution Date; and

                                    (iv)     pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Accrued Certificate Interest and
                                             Interest Carry Forward Amount
                                             thereon for such Distribution Date
                                             to the extent not covered by
                                             clauses B (ii) and B (iii) below;

                              (B) From the interest remittance amount related to the Group II Mortgage Loans:

                                    (i)      to the Trustee, the related Trustee
                                             Fee;

                                    (ii)     pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iii)    pro rata, to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, the applicable
                                             Interest Carry Forward Amount
                                             thereon for such Distribution Date;
                                             and

                                    (iv)     pro rata, to the Class AV-1 and
                                             Class AV-2 Certificates, the
                                             applicable Accrued Certificate
                                             Interest and Interest Carry Forward
                                             Amounts thereon for such
                                             Distribution Date to the extent not
                                             covered by clauses A (ii) and A
                                             (iii) above;

                              (C)   From the interest remittance amounts
                                    remaining after application of clauses A and B above:

                                    (i)      to the Class M-1 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (ii)     to the Class M-2 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iii)    to the Class M-3 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (iv)     to the Class B-1 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (v)      to the Class B-2 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (vi)     to the Class B-3 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;

                                    (vii)    to the Class B-4 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;
                                             and

                                    (viii)   to the Class B-5 Certificates, the
                                             Accrued Certificate Interest
                                             thereon for such Distribution Date;
                                             and

                                    (ix)     the amount, if any, remaining will
                                             be distributed as the Excess
                                             Cashflow.

                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                              (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the insurance proceeds and liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period,
                              (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received during the related Prepayment Period, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution
Amount: The sum of (i) the Principal Remittance Amount, less the Overcollateralization Release Amount, if any, and (ii) the lesser of (a) the Monthly Excess Interest Amount for such Distribution Date and (b) the amount, if any, by which the Target Overcollateralization Amount exceeds the Overcollateralization Amount for such Distribution Date.

Senior Principal
Distribution Amount:          As of any Distribution Date prior to the Stepdown
                              Date and on any Distribution Date thereafter on which the Trigger Event is in effect, the related
                              Senior Principal Distribution Amount will equal
                              100% of the Principal Distribution Amount.

                              As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 49.00% and (ii) the aggregate principal of the Mortgage Loans as of the last day of the related Collection Period and
                              (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

Group I Senior Principal
Allocation Percentage:        With respect to any Distribution Date, the
                              percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group I Mortgage Loans for such Distribution Date, and the denominator of which is
                              (y) the Principal Remittance Amount for such
                              Distribution Date.

Group I Senior Principal
Distribution Amount:          With respect to any Distribution Date, the product
                              of (x) the Group I Senior Principal Allocation
                              Percentage and (y) the Senior Principal
                              Distribution Amount.

Group II Senior
Principal Allocation
Percentage:                   With respect to any Distribution Date, the
                              percentage equivalent of a fraction, the numerator of which is (x) the Principal Remittance Amount allocable to the Group II Mortgage Loans for such Distribution Date, and the denominator of which is
                              (y) the Principal Remittance Amount for such
                              Distribution Date.

Group II Senior
Principal Distribution
Amount: With respect to any Distribution Date, the product of (x) the Group II Senior Principal Allocation Percentage and (y) the Senior Principal Distribution Amount.

Class AF-4 Lockout
Distribution Amount:          With respect to any Distribution Date, the product
                              of (x) the Class AF-4 Lockout Distribution
                              Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4
                              Pro Rata Distribution Amount for that Distribution
                              Date. In no event shall the Class AF-4 Lockout
                              Distribution Amount for a Distribution Date exceed the Group II Senior Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

Class AF-4 Pro Rata
Distribution Amount:          With respect to any Distribution Date, an amount
                              equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Senior
                              Certificates immediately prior to that
                              Distribution Date and (y) the Group II Senior
                              Principal Distribution Amount for that
                              Distribution Date.

Class AF-4 Lockout
Distribution Percentage:      The Class AF-4 Lockout Distribution Percentage is
                              assigned as follows:

                              (i)   Between April 2005 and March 2008: 0%;

                              (ii)  Between April 2008 and March 2010: 45%;

                              (iii) Between April 2010 and March 2011: 80%;

                              (iv)  Between April 2011 and March 2012: 100%;

                              (v)   April 2012 and thereafter: 300%.

Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution
                              Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 71.50% and (y) the aggregate principal balance of the Mortgage
                              Loans on the last day of the related Collection
                              Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding;
                              100% of the Principal Distribution Amount if the Senior Certificates and Class M-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and Class M-1
                              Principal Distribution Amount on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class M-2
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 81.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates and the Class
                              M-1 and Class M-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1 and Class
                              M-2 Certificates after distribution of the Senior
                              Principal Distribution Amount, the Class M-1 and
                              Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 84.00% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2 and Class M-3
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and the Class M-1, Class M-2 and
                              Class M-3 Certificates have been reduced to zero;
                              (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2 and the Class M-3 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2 and Class M-3 Principal
                              Distribution Amounts on the related Distribution
                              Date and (b) the outstanding certificate principal balance of the Class B-1 Certificates over (ii) the lesser of (A) the product of (x) approximately
                              86.80% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                              Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3 and Class B-1
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and Class M-1, Class M-2, Class M-3 and Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2,
                              Class M-3 and Class B-1 Certificates after distribution of the Senior Principal Distribution
                              Amount and the Class M-1, Class M-2, Class M-3 and
                              Class B-1 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-2
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 88.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1 and
                              Class B-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates and the Class M-1, Class M-2, Class
                              M-3, Class B-1 and Class B-2 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1 and Class B-2
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and the Class M-1,
                              Class M-2, Class M-3, Class B-1 and Class B-2
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-3
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 90.90% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-4 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2 and Class B-3 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2,
                              Class M-3, Class B-1, Class B-2 and Class B-3
                              Certificates after distribution of the Senior
                              Principal Distribution Amount and the Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-4
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 93.30% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-5 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2, Class B-3 and Class B-4 Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates and the Class M-1, Class M-2, Class M-3, Class B-1,
                              Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class
                              M-1, Class M-2, Class M-3, Class B-1, Class B-2,
                              Class B-3 and Class B-4 Certificates after distribution of the Senior Principal Distribution
                              Amount and the Class M-1, Class M-2, Class M-3,
                              Class B-1, Class B-2, Class B-3 and Class B-4
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-5
                              Certificates over (ii) the lesser of (A) the product of (x) approximately 95.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              Monthly Excess Interest Amount for such
                              Distribution Date and (y) the
                              Overcollateralization Deficiency for such
                              Distribution Date.

Priority of
Distributions -
Principal:                    With respect to each Distribution Date (a) before
                              the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                              first, concurrently, as follows:

                              (i)   to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group I
                                    Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              (ii) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balance thereof has beeen reduced to zero.

                              second, concurrently, as follows:

                              (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has beeen reduced to zero; and

                              (i)   to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group II
                                    Senior Principal Distribution Amount
                                    remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

                              third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fifth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              sixth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              seventh, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              eighth, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              ninth, to the Class B-4 Certificates, until the certificate principal balance thereof has been reduced to zero tenth, to the Class B-5 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              eleventh, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.

                              With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                              first, concurrently, as follows:

                              (iii) to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group I
                                    Senior Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              (iv) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group II Senior Principal Distribution Amount until the certificate principal balance thereof has beeen reduced to zero.

                              second, concurrently, as follows:

                              (ii) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates sequentially, the Group I Senior Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has beeen reduced to zero; and

                              (iii) to the Class AV-1 and Class AV-2
                                    Certificates sequentially, the Group II
                                    Senior Principal Distribution Amount
                                    remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

                              third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              sixth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              seventh, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              eighth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                              ninth, to the Class B-4 Certificates, the Class B-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                              tenth, to the Class B-5 Certificates, the Class B-5 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero.

                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:              On any Distribution Date, the sum of the Monthly
                              Excess Interest Amount, the Overcollateralization
                              Release Amount and any portion of the Principal
                              Distribution Amount (without duplication) remaining after principal distributions on the Senior, Mezzanine and Subordinate Certificates will be applied in the following order of priority:

                              (i) to fund any remaining applicable Accrued Certificate Interest for such
                                       Distribution Date, pro rata, among the
                                       Senior Certificates;

                              (ii) to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;

                              (iii) to fund the Extra Principal Distribution Amount for such Distribution Date;

                              (iv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

                              (v) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

                              (vi) to fund the related Class M-1 realized loss amortization amount for such Distribution Date;

                              (vii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-2 Certificates;

                              (viii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

                              (ix)     to fund the Class M-2 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (x) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-3 Certificates;

                              (xi) to fund the Interest Carry Forward Amount for the Class M-3 Certificates, if any;

                              (xii)    to fund the Class M-3 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xiii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;

                              (xiv) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

                              (xv)     to fund the Class B-1 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xvi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-2 Certificates;

                              (xvii) to fund the Interest Carry Forward Amount for the Class B-2 Certificates, if any;

                              (xviii)  to fund the Class B-2 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xix) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-3 Certificates;

                              (xx) to fund the Interest Carry Forward Amount for the Class B-3 Certificates, if any;

                              (xxi)    to fund the Class B-3 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-4 Certificates;

                              (xxiii) to fund the Interest Carry Forward Amount for the Class B-4 Certificates, if any;

                              (xxiv)   to fund the Class B-4 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-5 Certificates;

                              (xxvi) to fund the Interest Carry Forward Amount for the Class B-5 Certificates, if any;

                              (xxvii)  to fund the Class B-5 realized loss
                                       amortization amount for such Distribution
                                       Date;

                              (xxviii) to fund the amount of any Rate Cap
                                       Carryover Amount, pro rata, to the Senior
                                       Certificates;

                              (xxix)   to fund the amount of any Rate Cap
                                       Carryover Amount sequentially to the
                                       Mezzanine and Subordinate Certificates;
                                       and

                              (xxx) to fund distributions to the holders of the Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

                               COLLATERAL OVERVIEW
                               -------------------

The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of the Cut-off Date. The Mortgage Pool consists of 100.00% performing Mortgage Loans.

Performing Mortgage Loans
-------------------------

"Performing Mortgage Loan" or "Current Mortgage Loan" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days or more delinquent.

FHA Mortgage Loans
------------------

The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                      $403,551,747.77
Number of Mortgage Loans                                           2,666
Average Current Principal Loan Balance                       $151,369.75      $9,106.00     $1,464,851.90
Average Original Principal Loan Balance                      $152,581.31     $10,000.00     $1,500,000.00
Weighted Average Current Combined Loan-to-Value Ratio              81.74%          8.40%           114.73%
Weighted Average Mortgage Loan Rate                                7.377%         3.750%           14.750%
(1) (2) Weighted Average Gross Margin                              5.761%         1.250%           10.150%
(1) (2) Weighted Average Initial Periodic Rate Cap                 2.687%         1.000%            6.000%
(1) (2) Weighted Average Subsequent Periodic Rate Cap              1.046%         1.000%            2.000%
(1) (2) Weighted Average Minimum Mortgage Rate                     7.184%         2.250%           13.625%
(1) Weighted Average Maximum Mortgage Rate                        13.316%         9.500%           20.125%
Weighted Average Original Term to Maturity (months)                  352            120               360
Weighted Average Remaining Term to Maturity (months)                 342            106               358
(1) Weighted Average Term to Roll (months)                            19              1                57
(3) Weighted Average FICO Score                                      623            412               812

(1) Adjustable Rate Mortgage Loans Only

(2) Non-Zero Weighted average.

(3) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                 Range     Principal Balance
                                                 -----   ----------------------

Loan Type                                        Fixed                    18.46%
                                                 ARMs                     81.54%

Lien                                             First                    96.45%
                                                 Second                    3.55%

Balloon Loans                                                              2.64%
Interest Only Loans                                                       24.54%
FHA Insured Loans                                                          0.15%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    0.87%
Loans with Prepayment Penalties                                           75.65%


                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         525     $20,129,169.16               4.99%
$50,001 to $100,000                   763      52,662,965.14              13.05
$100,001 to $150,000                  381      46,938,766.76              11.63
$150,001 to $200,000                  272      47,706,967.95              11.82
$200,001 to $250,000                  203      45,490,705.41              11.27
$250,001 to $300,000                  176      48,269,369.32              11.96
$300,001 to $350,000                  121      39,361,751.59               9.75
$350,001 to $400,000                   85      31,566,869.61               7.82
$400,001 to $450,000                   53      22,478,290.44               5.57
$450,001 to $500,000                   34      16,155,857.13               4.00
$500,001 to $550,000                   20      10,595,079.15               2.63
$550,001 to $600,000                   15       8,621,833.90               2.14
$600,001 to $650,000                   10       6,293,741.83               1.56
$650,001 to $700,000                    3       2,055,169.16               0.51
$750,001 to $800,000                    1         764,345.87               0.19
$800,001 or greater                     4       4,460,865.35               1.11
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
401 to 420                              1        $110,632.36               0.03%
421 to 440                              1         100,861.13               0.02
441 to 460                              8       1,034,097.64               0.26
461 to 480                             39       5,874,633.94               1.46
481 to 500                             84      11,740,008.24               2.91
501 to 520                            144      16,864,955.02               4.18
521 to 540                            145      17,285,555.28               4.28
541 to 560                            210      27,933,286.31               6.92
561 to 580                            226      30,971,180.24               7.67
581 to 600                            275      41,067,070.42              10.18
601 to 620                            278      38,781,726.40               9.61
621 to 640                            258      38,526,103.41               9.55
641 to 660                            267      42,903,264.22              10.63
661 to 680                            230      41,374,698.23              10.25
681 to 700                            168      31,542,712.07               7.82
701 to 720                            116      23,005,607.56               5.70
721 to 740                             97      14,719,817.41               3.65
741 to 760                             58      10,326,122.00               2.56
761 to 780                             42       6,891,355.07               1.71
781 to 800                             16       2,292,464.14               0.57
801 to 820                              3         205,596.68               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
109 to 120                              3        $168,435.93               0.04%
169 to 180                            270      16,551,022.72               4.10
229 to 240                             61       2,797,281.15               0.69
289 to 300                              4         205,634.68               0.05
301 to 312                              1         113,745.13               0.03
313 to 324                              3         456,970.79               0.11
325 to 336                              3         592,927.80               0.15
337 to 348                              3         334,303.30               0.08
349 to 360                          2,318     382,331,426.27              94.74
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
97 to 108                               6        $244,085.49               0.06%
109 to 120                             12         647,974.31               0.16
133 to 144                              1          39,572.77               0.01
145 to 156                              2          31,914.96               0.01
157 to 168                             75       5,862,284.80               1.45
169 to 180                            177       9,893,626.32               2.45
193 to 204                              1          57,462.98               0.01
205 to 216                              2          72,135.78               0.02
217 to 228                             28       1,576,096.10               0.39
229 to 240                             30       1,091,586.29               0.27
277 to 288                             32       2,306,487.68               0.57
289 to 300                            130      11,071,980.50               2.74
301 to 312                              5         574,438.47               0.14
313 to 324                              8       1,330,626.19               0.33
325 to 336                             18       3,368,489.77               0.83
337 to 348                            378      51,340,809.78              12.72
349 to 360                          1,761     314,042,175.58              77.82
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                       1,791    $273,677,339.33              67.82%
PUD                                   241      50,531,828.25              12.52
Manufactured Housing                  288      26,255,627.83               6.51
Condominium                           179      25,898,464.98               6.42
2-Family                              128      20,994,120.10               5.20
3-Family                               18       3,280,156.56               0.81
4-Family                               19       2,721,510.35               0.67
Townhouse                               2         192,700.37               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                             2,273    $366,115,519.80              90.72%
Investor                              360      30,828,165.13               7.64
Secondary                              33       6,608,062.84               1.64
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Purchase                            1,262    $190,648,208.84              47.24%
Equity Refinance                    1,252     190,480,699.00              47.20
Rate/Term Refinance                   152      22,422,839.93               5.56
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        4        $877,421.43               0.22%
4.001% to 4.500%                        3         728,808.29               0.18
4.501% to 5.000%                       15       6,544,344.93               1.62
5.001% to 5.500%                       35      11,349,253.48               2.81
5.501% to 6.000%                      159      38,498,449.73               9.54
6.001% to 6.500%                      251      60,992,686.32              15.11
6.501% to 7.000%                      359      72,217,856.65              17.90
7.001% to 7.500%                      313      53,404,637.92              13.23
7.501% to 8.000%                      405      60,207,128.83              14.92
8.001% to 8.500%                      282      30,794,936.84               7.63
8.501% to 9.000%                      228      23,344,762.37               5.78
9.001% to 9.500%                      153      14,658,910.59               3.63
9.501% to 10.000%                     147      11,305,715.37               2.80
10.001% to 10.500%                     86       6,211,276.57               1.54
10.501% to 11.000%                     90       5,428,243.80               1.35
11.001% to 11.500%                     38       2,694,817.03               0.67
11.501% to 12.000%                     48       2,226,730.27               0.55
12.001% to 12.500%                     13         544,900.96               0.14
12.501% to 13.000%                     18         860,590.92               0.21
13.001% to 13.500%                     10         398,427.33               0.10
13.501% to 14.000%                      8         227,790.92               0.06
14.501% to 15.000%                      1          34,057.22               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
0.01% to 10.00%                         1         $14,896.44               0.00%
10.01% to 20.00%                        6         239,859.26               0.06
20.01% to 30.00%                        9       1,265,575.25               0.31
30.01% to 40.00%                       11         818,139.04               0.20
40.01% to 50.00%                       33       4,013,226.32               0.99
50.01% to 60.00%                       89      12,286,444.76               3.04
60.01% to 70.00%                      193      30,749,615.42               7.62
70.01% to 80.00%                      891     167,239,717.56              41.44
80.01% to 90.00%                      819     109,298,495.05              27.08
90.01% to 100.00%                     605      77,060,634.90              19.10
100.01% to 110.00%                      7         465,818.00               0.12
110.01% to 120.00%                      2          99,325.77               0.02
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            609    $159,304,483.87              39.48%
Florida                               225      28,528,104.16               7.07
New York                               95      23,243,111.03               5.76
Texas                                 131      13,776,106.73               3.41
Maryland                               85      13,399,373.96               3.32
Nevada                                 72      12,769,648.93               3.16
Michigan                              151      11,799,238.99               2.92
Illinois                               73       9,704,625.39               2.40
Washington                             64       9,040,026.07               2.24
Arizona                                82       8,740,053.36               2.17
Virginia                               50       8,685,871.05               2.15
Colorado                               58       7,919,391.56               1.96
Massachusetts                          30       6,445,171.66               1.60
North Carolina                         68       6,288,426.40               1.56
Oregon                                 50       6,177,499.18               1.53
Utah                                   43       5,597,980.19               1.39
Indiana                                84       5,342,131.47               1.32
Minnesota                              30       5,038,354.24               1.25
Connecticut                            29       4,669,289.84               1.16
New Jersey                             38       4,662,682.62               1.16
Georgia                                40       4,647,517.00               1.15
Pennsylvania                           56       4,540,621.47               1.13
Missouri                               56       4,216,846.91               1.04
Ohio                                   51       3,894,725.83               0.97
Hawaii                                  7       3,172,850.87               0.79
Alabama                                49       3,032,886.68               0.75
South Carolina                         30       2,991,200.33               0.74
Tennessee                              46       2,873,406.26               0.71
New Mexico                             27       2,767,005.36               0.69
Rhode Island                           14       2,724,408.39               0.68
Oklahoma                               29       2,029,728.26               0.50
Mississippi                            26       1,837,628.91               0.46
Wisconsin                              28       1,649,001.07               0.41
Louisiana                              22       1,611,034.24               0.40
Kentucky                               19       1,585,332.39               0.39
Kansas                                 17       1,343,422.21               0.33
Iowa                                   17       1,218,952.94               0.30
Delaware                                7         883,972.30               0.22
New Hampshire                           5         697,957.36               0.17
Wyoming                                 6         628,161.42               0.16
Arkansas                                9         606,210.70               0.15
Nebraska                               11         593,550.13               0.15
Idaho                                  10         565,846.96               0.14
Maine                                   4         539,626.25               0.13
Vermont                                 1         482,136.00               0.12
District of Columbia                    4         446,408.30               0.11
Montana                                 3         401,246.62               0.10
Alaska                                  1         197,478.23               0.05
West Virginia                           3         189,134.30               0.05
North Dakota                            1          51,879.38               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                  1,669    $221,815,766.17              54.97%
Stated Income                         770     129,068,583.54              31.98
Streamlined Documentation              82      25,364,076.65               6.29
Limited Documentation                  66      12,582,030.84               3.12
No Documentation                       58      10,965,569.35               2.72
Alternate Documentation                21       3,755,721.22               0.93
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                             2,666    $403,551,747.77             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%


                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               816     $98,279,243.85              24.35%
12 months                             107      23,878,276.58               5.92
24 months                           1,154     202,308,019.44              50.13
36 months                             556      73,742,230.85              18.27
60 months                              33       5,343,977.05               1.32
----------------------------  -----------  -----------------  -----------------
Total:                              2,666    $403,551,747.77             100.00%

                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                      $329,059,458.97
Number of Mortgage Loans                                           1,948
Average Current Principal Loan Balance                       $168,921.69     $17,349.56     $1,464,851.90
Average Original Principal Loan Balance                      $170,070.48     $25,000.00     $1,500,000.00
Weighted Average Current Combined Loan-to-Value Ratio              81.62%         14.94%           100.00%
Weighted Average Mortgage Loan Rate                                7.241%         4.000%           13.625%
(1) Weighted Average Gross Margin                                  5.761%         1.250%           10.150%
(1) Weighted Average Initial Periodic Rate Cap                     2.687%         1.000%            6.000%
(1) Weighted Average Subsequent Periodic Rate Cap                  1.046%         1.000%            2.000%
(1) Weighted Average Minimum Mortgage Rate                         7.184%         2.250%           13.625%
Weighted Average Maximum Mortgage Rate                            13.316%         9.500%           20.125%
Weighted Average Original Term to Maturity (months)                  360            180               360
Weighted Average Remaining Term to Maturity (months)                 350            168               358
Weighted Average Term to Roll (months)                                19              1                57
(2) Weighted Average FICO Score                                      620            412               806

(1) Non-Zero Weighted average.

(2) 100.00% of the Mortgage Loans have FICO Scores.


                                                         Percent of Statistical
                                                            Calculation Date
                                                Range      Principal Balance
                                                ------   ----------------------

Loan Type                                       Fixed                      0.00%
                                                ARMs                     100.00%

Lien                                            First                    100.00%
                                                Second                     0.00%

Balloon Loans                                                              0.00%
Interest Only Loans                                                       29.06%
FHA Insured Loans                                                          0.04%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    0.16%
Loans with Prepayment Penalties                                           80.38%


                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         288     $12,363,221.77               3.76%
$50,001 to $100,000                   518      35,077,083.19              10.66
$100,001 to $150,000                  284      34,978,254.28              10.63
$150,001 to $200,000                  223      39,234,659.02              11.92
$200,001 to $250,000                  181      40,635,392.03              12.35
$250,001 to $300,000                  147      40,323,749.17              12.25
$300,001 to $350,000                  108      35,273,509.42              10.72
$350,001 to $400,000                   73      27,082,024.20               8.23
$400,001 to $450,000                   49      20,781,304.18               6.32
$450,001 to $500,000                   30      14,242,298.70               4.33
$500,001 to $550,000                   18       9,505,344.03               2.89
$550,001 to $600,000                   14       8,051,464.18               2.45
$600,001 to $650,000                    9       5,670,821.23               1.72
$650,001 to $700,000                    2       1,379,468.22               0.42
$800,001 or greater                     4       4,460,865.35               1.36
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
401 to 420                              1        $110,632.36               0.03%
441 to 460                              6         972,333.58               0.30
461 to 480                             29       5,342,629.54               1.62
481 to 500                             67      10,260,502.22               3.12
501 to 520                            111      14,078,848.55               4.28
521 to 540                            114      14,527,975.87               4.42
541 to 560                            169      23,712,290.31               7.21
561 to 580                            184      26,543,287.57               8.07
581 to 600                            220      35,865,598.38              10.90
601 to 620                            224      34,212,751.76              10.40
621 to 640                            181      30,324,983.71               9.22
641 to 660                            172      32,927,053.56              10.01
661 to 680                            157      33,039,496.34              10.04
681 to 700                            115      25,838,411.55               7.85
701 to 720                             79      17,346,427.15               5.27
721 to 740                             58      10,676,453.81               3.24
741 to 760                             33       7,601,682.58               2.31
761 to 780                             22       4,825,381.23               1.47
781 to 800                              5         762,718.90               0.23
801 to 820                              1          90,000.00               0.03
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
169 to 180                              7        $381,345.12               0.12%
229 to 240                              3         134,795.94               0.04
349 to 360                          1,938     328,543,317.91              99.84
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
157 to 168                              6        $245,805.43               0.07%
169 to 180                              1         135,539.69               0.04
229 to 240                              3         134,795.94               0.04
277 to 288                             27       2,083,068.95               0.63
289 to 300                            112       9,718,249.88               2.95
301 to 312                              1          83,383.86               0.03
313 to 324                              1          32,080.81               0.01
325 to 336                              7       1,706,923.28               0.52
337 to 348                            232      33,354,944.92              10.14
349 to 360                          1,558     281,564,666.21              85.57
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                       1,344    $226,855,658.58              68.94%
PUD                                   170      44,556,471.01              13.54
Condominium                           140      22,660,998.27               6.89
Manufactured Housing                  184      16,674,461.83               5.07
2-Family                               87      14,190,973.27               4.31
3-Family                               13       2,420,736.45               0.74
4-Family                                9       1,548,561.52               0.47
Townhouse                               1         151,598.04               0.05
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                             1,646    $299,879,339.13              91.13%
Investor                              280      23,982,634.90               7.29
Secondary                              22       5,197,484.94               1.58
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Equity Refinance                      928    $158,575,727.46              48.19%
Purchase                              925     156,399,367.02              47.53
Rate/Term Refinance                    95      14,084,364.49               4.28
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        3        $854,612.47               0.26%
4.001% to 4.500%                        3         728,808.29               0.22
4.501% to 5.000%                       14       6,416,716.06               1.95
5.001% to 5.500%                       28       8,417,591.91               2.56
5.501% to 6.000%                      132      33,969,778.47              10.32
6.001% to 6.500%                      211      53,399,364.06              16.23
6.501% to 7.000%                      290      60,885,728.17              18.50
7.001% to 7.500%                      241      42,747,455.92              12.99
7.501% to 8.000%                      322      49,434,680.52              15.02
8.001% to 8.500%                      229      25,623,243.54               7.79
8.501% to 9.000%                      181      19,629,923.00               5.97
9.001% to 9.500%                      113      11,745,420.44               3.57
9.501% to 10.000%                      81       7,441,026.79               2.26
10.001% to 10.500%                     43       3,539,219.21               1.08
10.501% to 11.000%                     25       1,897,580.62               0.58
11.001% to 11.500%                     16       1,510,707.91               0.46
11.501% to 12.000%                      9         472,797.13               0.14
12.501% to 13.000%                      4         244,875.80               0.07
13.001% to 13.500%                      2          75,362.72               0.02
13.501% to 14.000%                      1          24,565.94               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
10.01% to 20.00%                        5        $190,696.03               0.06%
20.01% to 30.00%                        7         957,488.89               0.29
30.01% to 40.00%                        8         477,584.52               0.15
40.01% to 50.00%                       20       2,403,567.21               0.73
50.01% to 60.00%                       71      10,202,497.29               3.10
60.01% to 70.00%                      138      23,120,327.33               7.03
70.01% to 80.00%                      735     143,061,171.20              43.48
80.01% to 90.00%                      660      93,530,781.52              28.42
90.01% to 100.00%                     304      55,115,344.98              16.75
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            468    $140,665,716.82              42.75%
Florida                               164      23,426,999.04               7.12
New York                               51      13,235,680.69               4.02
Nevada                                 59      11,446,026.22               3.48
Maryland                               61      11,420,572.69               3.47
Michigan                              133      10,577,746.92               3.21
Illinois                               59       8,578,506.52               2.61
Texas                                  70       7,433,700.18               2.26
Arizona                                65       7,415,520.14               2.25
Virginia                               35       7,213,478.24               2.19
Washington                             39       6,650,409.82               2.02
Colorado                               40       6,462,790.37               1.96
Massachusetts                          22       5,401,723.82               1.64
North Carolina                         54       5,161,556.54               1.57
Indiana                                74       4,798,707.82               1.46
Utah                                   34       4,772,532.82               1.45
Oregon                                 37       4,734,550.73               1.44
Minnesota                              24       4,678,174.30               1.42
Georgia                                26       3,891,059.89               1.18
Connecticut                            23       3,864,641.41               1.17
Missouri                               49       3,851,654.99               1.17
Pennsylvania                           35       2,851,836.06               0.87
Rhode Island                           14       2,724,408.39               0.83
Ohio                                   31       2,609,578.80               0.79
Hawaii                                  3       2,149,768.63               0.65
New Jersey                             13       2,129,508.33               0.65
Tennessee                              31       2,076,555.13               0.63
South Carolina                         16       2,044,409.35               0.62
Alabama                                31       1,900,540.81               0.58
Wisconsin                              28       1,649,001.07               0.50
Oklahoma                               23       1,636,892.51               0.50
Mississippi                            22       1,635,085.55               0.50
New Mexico                             14       1,526,272.43               0.46
Kansas                                 16       1,322,106.64               0.40
Louisiana                              18       1,278,712.66               0.39
Kentucky                               14       1,084,806.03               0.33
Delaware                                6         767,982.26               0.23
New Hampshire                           4         671,732.54               0.20
Iowa                                   11         616,017.02               0.19
Maine                                   4         539,626.25               0.16
Nebraska                                9         513,671.51               0.16
Idaho                                   6         477,811.35               0.15
District of Columbia                    2         330,494.89               0.10
Arkansas                                4         290,357.78               0.09
Wyoming                                 3         233,300.59               0.07
Alaska                                  1         197,478.23               0.06
West Virginia                           1          67,874.81               0.02
North Dakota                            1          51,879.38               0.02
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                  1,211    $177,923,813.11              54.07%
Stated Income                         563     107,793,483.23              32.76
Streamlined Documentation              79      24,646,696.07               7.49
Limited Documentation                  50      10,064,211.36               3.06
No Documentation                       31       6,336,706.65               1.93
Alternate Documentation                14       2,294,548.55               0.70
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                             1,948    $329,059,458.97             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               490     $64,574,459.51              19.62%
12 months                              78      20,794,456.28               6.32
24 months                           1,056     192,662,727.51              58.55
36 months                             315      49,098,283.91              14.92
60 months                               9       1,929,531.76               0.59
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                                  Gross Margin

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Gross Margins                    Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    1        $345,997.36               0.11%
1.001% to 1.500%                        1         147,751.60               0.04
2.001% to 2.500%                       32      10,123,338.39               3.08
2.501% to 3.000%                        1         210,381.80               0.06
3.001% to 3.500%                        9       2,815,310.20               0.86
3.501% to 4.000%                       11       2,113,177.09               0.64
4.001% to 4.500%                      249      24,575,421.71               7.47
4.501% to 5.000%                      158      28,026,376.00               8.52
5.001% to 5.500%                      183      40,502,984.43              12.31
5.501% to 6.000%                      723     113,453,385.29              34.48
6.001% to 6.500%                      265      45,739,585.39              13.90
6.501% to 7.000%                      196      41,736,639.54              12.68
7.001% to 7.500%                       63      10,980,996.92               3.34
7.501% to 8.000%                       35       5,728,762.31               1.74
8.001% to 8.500%                       13       1,586,828.20               0.48
8.501% to 9.000%                        1         178,340.21               0.05
9.001% to 9.500%                        5         598,213.97               0.18
9.501% to 10.000%                       1          52,034.40               0.02
10.001% to 10.500%                      1         143,934.16               0.04
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                            Initial Periodic Rate Cap

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Initial Periodic Rate Caps       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    2        $193,152.91               0.06%
1.000%                                159      16,981,119.71               5.16
1.500%                                 28       6,824,239.14               2.07
2.000%                                738      78,402,676.42              23.83
3.000%                                992     218,989,898.30              66.55
5.000%                                  9       3,181,191.70               0.97
6.000%                                 20       4,487,180.79               1.36
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                          Subsequent Periodic Rate Cap

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Subsequent Periodic Rate Caps    Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                    1         $49,170.66               0.01%
1.000%                              1,837     309,166,884.35              93.95
1.500%                                 72       9,425,614.44               2.86
2.000%                                 38      10,417,789.52               3.17
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                              Maximum Mortgage Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Maximum Mortgage Rates           Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
9.001% to 9.500%                        1        $216,000.00               0.07%
9.501% to 10.000%                       8       2,002,701.65               0.61
10.001% to 10.500%                      4       1,365,880.08               0.42
10.501% to 11.000%                     11       5,708,029.45               1.73
11.001% to 11.500%                     23       6,865,942.20               2.09
11.501% to 12.000%                    123      29,271,958.09               8.90
12.001% to 12.500%                    193      48,808,298.14              14.83
12.501% to 13.000%                    279      57,768,829.09              17.56
13.001% to 13.500%                    264      50,940,692.94              15.48
13.501% to 14.000%                    317      48,994,132.65              14.89
14.001% to 14.500%                    229      26,235,239.27               7.97
14.501% to 15.000%                    186      21,301,516.44               6.47
15.001% to 15.500%                    107      11,706,083.33               3.56
15.501% to 16.000%                     82       8,153,016.47               2.48
16.001% to 16.500%                     41       3,812,082.72               1.16
16.501% to 17.000%                     28       2,144,781.95               0.65
17.001% to 17.500%                     22       1,780,542.06               0.54
17.501% to 18.000%                     17       1,147,666.10               0.35
18.001% to 18.500%                      6         491,261.88               0.15
18.501% to 19.000%                      2         140,490.25               0.04
19.001% to 19.500%                      1          41,712.05               0.01
19.501% to 20.000%                      3         128,951.49               0.04
20.001% to 20.500%                      1          33,650.67               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                              Minimum Mortgage Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Minimum Mortgage Rates           Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
None                                   52     $12,899,662.88               3.92%
2.001% - 2.500%                        17       4,276,849.18               1.30
3.001% - 3.500%                         3       1,337,041.26               0.41
3.501% - 4.000%                         1         637,000.00               0.19
4.001% - 4.500%                        12       3,509,427.81               1.07
4.501% - 5.000%                         4       1,627,470.60               0.49
5.001% - 5.500%                        21       6,517,124.90               1.98
5.501% - 6.000%                       125      31,948,967.02               9.71
6.001% - 6.500%                       205      51,464,759.06              15.64
6.501% - 7.000%                       276      57,850,439.69              17.58
7.001% - 7.500%                       234      40,599,136.76              12.34
7.501% - 8.000%                       311      46,718,268.51              14.20
8.001% - 8.500%                       223      24,542,992.70               7.46
8.501% - 9.000%                       180      19,414,489.34               5.90
9.001% - 9.500%                       105      10,815,937.43               3.29
9.501% - 10.000%                       79       7,134,782.50               2.17
10.001% - 10.500%                      43       3,539,219.21               1.08
10.501% - 11.000%                      25       1,897,580.62               0.58
11.001% - 11.500%                      16       1,510,707.91               0.46
11.501% - 12.000%                       9         472,797.13               0.14
12.501% - 13.000%                       4         244,875.80               0.07
13.001% - 13.500%                       2          75,362.72               0.02
13.501% - 14.000%                       1          24,565.94               0.01
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%


                            Next Loan Rate Adjustment

Next Loan Rate                  Number                        Percentage of the
Adjustment                    of Mortgage  Aggregate Current  Aggregate Current
(Month-Year)                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
April-05                               26      $2,405,423.39               0.73%
May-05                                 14       2,150,476.42               0.65
June-05                                29       2,517,352.64               0.77
July-05                                83       9,901,031.98               3.01
August-05                              31       3,645,357.51               1.11
September-05                           39       3,546,876.86               1.08
October-05                             19       1,804,196.09               0.55
November-05                            27       3,514,781.09               1.07
December-05                            23       2,339,518.03               0.71
January-06                             45       4,449,286.67               1.35
February-06                             8       1,035,041.67               0.31
March-06                               20       3,999,772.38               1.22
April-06                              132      14,119,544.75               4.29
May-06                                275      28,454,893.32               8.65
June-06                               180      21,913,486.81               6.66
July-06                                34       6,780,583.16               2.06
August-06                              28       6,346,542.75               1.93
September-06                          183      51,912,480.81              15.78
October-06                            172      38,094,720.93              11.58
November-06                           185      40,127,633.60              12.19
December-06                            95      23,164,474.52               7.04
January-07                             16       3,995,653.08               1.21
February-07                             1          45,888.67               0.01
March-07                                6         613,094.60               0.19
April-07                               27       1,860,692.93               0.57
May-07                                 47       3,193,677.68               0.97
June-07                                49       7,519,082.91               2.29
July-07                                 9       2,140,666.56               0.65
August-07                               7       1,819,977.40               0.55
September-07                           11       3,025,773.31               0.92
October-07                             18       3,779,594.19               1.15
November-07                            19       4,888,477.94               1.49
December-07                            33       8,840,750.61               2.69
January-08                              4         962,885.44               0.29
September-08                            1         216,000.00               0.07
October-08                              2         303,200.55               0.09
January-09                              2         671,106.92                0.2
February-09                             2         672,572.57                0.2
April-09                                3       1,281,467.24               0.39
May-09                                  1         333,700.00                0.1
June-09                                 4         974,499.00                0.3
July-09                                 2         402,529.33               0.12
August-09                              10       2,103,735.72               0.64
September-09                            8       2,828,727.40               0.86
October-09                              9       2,259,647.08               0.69
November-09                             7       1,690,928.23               0.51
December-09                             2         411,654.23               0.13
----------------------------  -----------  -----------------  -----------------
Total:                              1,948    $329,059,458.97             100.00%

                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS

                             C-BASS Series 2005-CB2
                  Mortgage Loan Characteristics Summary Report

Summary                                                            Total        Minimum           Maximum
-----------------------------------------------------   ----------------    -----------    --------------
Aggregate Current Principal Balance                       $74,492,288.80
Number of Mortgage Loans                                             718
Average Current Principal Loan Balance                       $103,749.71      $9,106.00       $764,345.87
Average Original Principal Loan Balance                      $105,131.59     $10,000.00       $800,022.00
Weighted Average Current Combined Loan-to-Value Ratio              82.28%          8.40%           114.73%
Weighted Average Mortgage Loan Rate                                7.975%         3.750%           14.750%
Weighted Average Original Term to Maturity (months)                  315            120               360
Weighted Average Remaining Term to Maturity (months)                 303            106               358
(1) Weighted Average FICO Score                                      641            425               812

(1) 100.00% of the Mortgage Loans have FICO Scores.

                                                         Percent of Statistical
                                                            Calculation Date
                                                Range      Principal Balance
---------------------------------------------   ------   ----------------------

Loan Type                                       Fixed                    100.00%
                                                ARMs                       0.00%

Lien                                            First                     80.76%
                                                Second                    19.24%

Balloon Loans                                                             14.32%
Interest Only Loans                                                        4.54%
FHA Insured Loans                                                          0.62%
Seller Financed Loans                                                      0.00%
Simple Interest Loans                                                      0.00%
Section 32 Loans                                                           0.00%
Loans with Borrower PMI                                                    3.99%
Loans with Prepayment Penalties                                           54.75%


                            Current Principal Balance

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Principal Balances       Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
$1 to $50,000                         237      $7,765,947.39              10.43%
$50,001 to $100,000                   245      17,585,881.95              23.61
$100,001 to $150,000                   97      11,960,512.48              16.06
$150,001 to $200,000                   49       8,472,308.93              11.37
$200,001 to $250,000                   22       4,855,313.38               6.52
$250,001 to $300,000                   29       7,945,620.15              10.67
$300,001 to $350,000                   13       4,088,242.17               5.49
$350,001 to $400,000                   12       4,484,845.41               6.02
$400,001 to $450,000                    4       1,696,986.26               2.28
$450,001 to $500,000                    4       1,913,558.43               2.57
$500,001 to $550,000                    2       1,089,735.12               1.46
$550,001 to $600,000                    1         570,369.72               0.77
$600,001 to $650,000                    1         622,920.60               0.84
$650,001 to $700,000                    1         675,700.94               0.91
$750,001 to $800,000                    1         764,345.87               1.03
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                                   FICO Score

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
FICO Scores                      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
421 to 440                              1        $100,861.13               0.14%
441 to 460                              2          61,764.06               0.08
461 to 480                             10         532,004.40               0.71
481 to 500                             17       1,479,506.02               1.99
501 to 520                             33       2,786,106.47               3.74
521 to 540                             31       2,757,579.41               3.70
541 to 560                             41       4,220,996.00               5.67
561 to 580                             42       4,427,892.67               5.94
581 to 600                             55       5,201,472.04               6.98
601 to 620                             54       4,568,974.64               6.13
621 to 640                             77       8,201,119.70              11.01
641 to 660                             95       9,976,210.66              13.39
661 to 680                             73       8,335,201.89              11.19
681 to 700                             53       5,704,300.52               7.66
701 to 720                             37       5,659,180.41               7.60
721 to 740                             39       4,043,363.60               5.43
741 to 760                             25       2,724,439.42               3.66
761 to 780                             20       2,065,973.84               2.77
781 to 800                             11       1,529,745.24               2.05
801 to 820                              2         115,596.68               0.16
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                            Original Term To Maturity

Range of                        Number                        Percentage of the
Original Term To Maturity     of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
109 to 120                              3        $168,435.93               0.23%
169 to 180                            263      16,169,677.60              21.71
229 to 240                             58       2,662,485.21               3.57
289 to 300                              4         205,634.68               0.28
301 to 312                              1         113,745.13               0.15
313 to 324                              3         456,970.79               0.61
325 to 336                              3         592,927.80               0.80
337 to 348                              3         334,303.30               0.45
349 to 360                            380      53,788,108.36              72.21
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                           Remaining Term To Maturity

Range of                        Number                        Percentage of the
Remaining Term To Maturity    of Mortgage  Aggregate Current  Aggregate Current
(months)                         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
97 to 108                               6        $244,085.49               0.33%
109 to 120                             12         647,974.31               0.87
133 to 144                              1          39,572.77               0.05
145 to 156                              2          31,914.96               0.04
157 to 168                             69       5,616,479.37               7.54
169 to 180                            176       9,758,086.63              13.10
193 to 204                              1          57,462.98               0.08
205 to 216                              2          72,135.78               0.10
217 to 228                             28       1,576,096.10               2.12
229 to 240                             27         956,790.35               1.28
277 to 288                              5         223,418.73               0.30
289 to 300                             18       1,353,730.62               1.82
301 to 312                              4         491,054.61               0.66
313 to 324                              7       1,298,545.38               1.74
325 to 336                             11       1,661,566.49               2.23
337 to 348                            146      17,985,864.86              24.14
349 to 360                            203      32,477,509.37              43.60
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                                  Property Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Property Types                   Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Single Family                         447     $46,821,680.75              62.85%
Manufactured Housing                  104       9,581,166.00              12.86
2-Family                               41       6,803,146.83               9.13
PUD                                    71       5,975,357.24               8.02
Condominium                            39       3,237,466.71               4.35
4-Family                               10       1,172,948.83               1.57
3-Family                                5         859,420.11               1.15
Townhouse                               1          41,102.33               0.06
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                                 Occupancy Type

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Occupancy Types                  Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Primary                               627     $66,236,180.67              88.92%
Investor                               80       6,845,530.23               9.19
Secondary                              11       1,410,577.90               1.89
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                                  Loan Purpose

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Purpose                     Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Purchase                              337     $34,248,841.82              45.98%
Equity Refinance                      324      31,904,971.54              42.83
Rate/Term Refinance                    57       8,338,475.44              11.19
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                           Current Mortgage Loan Rate

                                Number                        Percentage of the
Range of                      of Mortgage  Aggregate Current  Aggregate Current
Current Mortgage Loan Rates      Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
3.501% to 4.000%                        1         $22,808.96               0.03%
4.501% to 5.000%                        1         127,628.87               0.17
5.001% to 5.500%                        7       2,931,661.57               3.94
5.501% to 6.000%                       27       4,528,671.26               6.08
6.001% to 6.500%                       40       7,593,322.26              10.19
6.501% to 7.000%                       69      11,332,128.48              15.21
7.001% to 7.500%                       72      10,657,182.00              14.31
7.501% to 8.000%                       83      10,772,448.31              14.46
8.001% to 8.500%                       53       5,171,693.30               6.94
8.501% to 9.000%                       47       3,714,839.37               4.99
9.001% to 9.500%                       40       2,913,490.15               3.91
9.501% to 10.000%                      66       3,864,688.58               5.19
10.001% to 10.500%                     43       2,672,057.36               3.59
10.501% to 11.000%                     65       3,530,663.18               4.74
11.001% to 11.500%                     22       1,184,109.12               1.59
11.501% to 12.000%                     39       1,753,933.14               2.35
12.001% to 12.500%                     13         544,900.96               0.73
12.501% to 13.000%                     14         615,715.12               0.83
13.001% to 13.500%                      8         323,064.61               0.43
13.501% to 14.000%                      7         203,224.98               0.27
14.501% to 15.000%                      1          34,057.22               0.05
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                      Current Combined Loan-to-Value Ratio

Range of                        Number                        Percentage of the
Current Combined              of Mortgage  Aggregate Current  Aggregate Current
Loan-to-Value Ratios             Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
0.01% to 10.00%                         1         $14,896.44               0.02%
10.01% to 20.00%                        1          49,163.23               0.07
20.01% to 30.00%                        2         308,086.36               0.41
30.01% to 40.00%                        3         340,554.52               0.46
40.01% to 50.00%                       13       1,609,659.11               2.16
50.01% to 60.00%                       18       2,083,947.47               2.80
60.01% to 70.00%                       55       7,629,288.09              10.24
70.01% to 80.00%                      156      24,178,546.36              32.46
80.01% to 90.00%                      159      15,767,713.53              21.17
90.01% to 100.00%                     301      21,945,289.92              29.46
100.01% to 110.00%                      7         465,818.00               0.63
110.01% to 120.00%                      2          99,325.77               0.13
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                             Geographic Distribution

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Geographic Distribution          Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
California                            141     $18,638,767.05              25.02%
New York                               44      10,007,430.34              13.43
Texas                                  61       6,342,406.55               8.51
Florida                                61       5,101,105.12               6.85
New Jersey                             25       2,533,174.29               3.40
Washington                             25       2,389,616.25               3.21
Maryland                               24       1,978,801.27               2.66
Pennsylvania                           21       1,688,785.41               2.27
Virginia                               15       1,472,392.81               1.98
Colorado                               18       1,456,601.19               1.96
Oregon                                 13       1,442,948.45               1.94
Arizona                                17       1,324,533.22               1.78
Nevada                                 13       1,323,622.71               1.78
Ohio                                   20       1,285,147.03               1.73
New Mexico                             13       1,240,732.93               1.67
Michigan                               18       1,221,492.07               1.64
Alabama                                18       1,132,345.87               1.52
North Carolina                         14       1,126,869.86               1.51
Illinois                               14       1,126,118.87               1.51
Massachusetts                           8       1,043,447.84               1.40
Hawaii                                  4       1,023,082.24               1.37
South Carolina                         14         946,790.98               1.27
Utah                                    9         825,447.37               1.11
Connecticut                             6         804,648.43               1.08
Tennessee                              15         796,851.13               1.07
Georgia                                14         756,457.11               1.02
Iowa                                    6         602,935.92               0.81
Indiana                                10         543,423.65               0.73
Kentucky                                5         500,526.36               0.67
Vermont                                 1         482,136.00               0.65
Montana                                 3         401,246.62               0.54
Wyoming                                 3         394,860.83               0.53
Oklahoma                                6         392,835.75               0.53
Missouri                                7         365,191.92               0.49
Minnesota                               6         360,179.94               0.48
Louisiana                               4         332,321.58               0.45
Arkansas                                5         315,852.92               0.42
Mississippi                             4         202,543.36               0.27
West Virginia                           2         121,259.49               0.16
Delaware                                1         115,990.04               0.16
District of Columbia                    2         115,913.41               0.16
Idaho                                   4          88,035.61               0.12
Nebraska                                2          79,878.62               0.11
New Hampshire                           1          26,224.82               0.04
Kansas                                  1          21,315.57               0.03
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                               Loan Documentation

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Loan Documentation               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Full Documentation                    458     $43,891,953.06              58.92%
Stated Income                         207      21,275,100.31              28.56
No Documentation                       27       4,628,862.70               6.21
Limited Documentation                  16       2,517,819.48               3.38
Alternate Documentation                 7       1,461,172.67               1.96
Streamlined Documentation               3         717,380.58               0.96
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                               Performance Status

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Performance Status               Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
Current                               718     $74,492,288.80             100.00%
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%


                             Prepayment Penalty Term

                                Number                        Percentage of the
                              of Mortgage  Aggregate Current  Aggregate Current
Prepayment Penalty Terms         Loans     Principal Balance  Principal Balance
----------------------------  -----------  -----------------  -----------------
No Prepayment Penalties               326     $33,704,784.34              45.25%
12 months                              29       3,083,820.30               4.14
24 months                              98       9,645,291.93              12.95
36 months                             241      24,643,946.94              33.08
60 months                              24       3,414,445.29               4.58
----------------------------  -----------  -----------------  -----------------
Total:                                718     $74,492,288.80             100.00%

                             BOND SUMMARY (to Call)

Class AV-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 16.30         2.01         1.32         1.00         0.81         0.68         0.48
Modified Duration                   12.36         1.90         1.27         0.97         0.79         0.66         0.47
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date    10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Payment Windows (mos.)           1 to 307      1 to 63      1 to 35      1 to 25      1 to 19      1 to 17      1 to 13

Class AV-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 27.28         8.65         5.53         2.84         1.91         1.55         1.14
Modified Duration                   18.06         7.40         4.97         2.67         1.83         1.49         1.10
First Principal Payment Date   10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         307 to 337    63 to 147     35 to 98     25 to 71     19 to 29     17 to 22     13 to 16

Class AF-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.75         2.09         1.35         1.00         0.78         0.64         0.45
Modified Duration                    9.54         1.97         1.30         0.97         0.76         0.62         0.44
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date     6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Payment Windows (mos.)           1 to 219      1 to 67      1 to 36      1 to 27      1 to 21      1 to 17      1 to 12

Class AF-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 19.77         9.37         5.69         3.00         2.06         1.65         1.16
Modified Duration                   12.67         7.35         4.85         2.72         1.92         1.55         1.10
First Principal Payment Date    6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Last Principal Payment Date     6/25/2026    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         219 to 255    67 to 147     36 to 98     27 to 71     21 to 29     17 to 22     12 to 16

Class AF-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 22.76        12.22         8.13         5.88         2.43         1.87         1.30
Modified Duration                   12.67         8.68         6.39         4.90         2.22         1.73         1.22
First Principal Payment Date    6/25/2026    6/25/2017    5/25/2013    2/25/2011    8/25/2007    1/25/2007    7/25/2006
Last Principal Payment Date     9/25/2029    6/25/2017    5/25/2013    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Payment Windows (mos.)         255 to 294   147 to 147     98 to 98     71 to 71     29 to 30     22 to 23     16 to 16

Class AF-4
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.93         8.21         7.20         5.88         2.56         1.96         1.30
Modified Duration                    8.59         6.44         5.86         4.96         2.34         1.83         1.23
First Principal Payment Date    4/25/2008    4/25/2008   12/25/2008    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Last Principal Payment Date     7/25/2029    6/25/2017    5/25/2013    2/25/2011   11/25/2007    3/25/2007    7/25/2006
Payment Windows (mos.)          37 to 292    37 to 147     45 to 98     71 to 71     30 to 32     23 to 24     16 to 16

Class M-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.40         4.92         4.21         3.32         1.32
Modified Duration                   16.87         6.79         4.81         4.46         3.86         3.09         1.27
First Principal Payment Date   11/25/2026    1/25/2009    7/25/2008    1/25/2009   11/25/2007    3/25/2007    7/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     40 to 98     46 to 71     32 to 54     24 to 42     16 to 17

Class M-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.34         4.32         3.71         2.81         1.38
Modified Duration                   16.35         6.71         4.72         3.92         3.41         2.63         1.33
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    9/25/2008    6/25/2008    8/25/2007    8/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     38 to 98     42 to 71     39 to 54     29 to 42     17 to 17

Class M-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.64         8.00         5.33         4.22         3.53         2.68         1.38
Modified Duration                   16.26         6.69         4.70         3.83         3.25         2.51         1.33
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    8/25/2008    5/25/2008    7/25/2007    8/25/2006
Last Principal Payment Date     4/25/2033    6/25/2017    5/25/2013    2/25/2011    9/25/2009    9/25/2008    8/25/2006
Payment Windows (mos.)         260 to 337    46 to 147     38 to 98     41 to 71     38 to 54     28 to 42     17 to 17

                           BOND SUMMARY (to Maturity)

Class AV-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 16.30         2.01         1.32         1.00         0.81         0.68         0.48
Modified Duration                   12.36         1.90         1.27         0.97         0.79         0.66         0.47
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date    10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Payment Windows (mos.)           1 to 307      1 to 63      1 to 35      1 to 25      1 to 19      1 to 17      1 to 13

Class AV-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 27.54         9.03         5.74         2.91         1.91         1.55         1.14
Modified Duration                   18.16         7.65         5.12         2.72         1.83         1.49         1.10
First Principal Payment Date   10/25/2030    6/25/2010    2/25/2008    4/25/2007   10/25/2006    8/25/2006    4/25/2006
Last Principal Payment Date     8/25/2034   10/25/2022    7/25/2016    7/25/2012    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         307 to 353    63 to 211    35 to 136     25 to 88     19 to 29     17 to 22     13 to 16

Class AF-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.75         2.09         1.35         1.00         0.78         0.64         0.45
Modified Duration                    9.54         1.97         1.30         0.97         0.76         0.62         0.44
First Principal Payment Date    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Last Principal Payment Date     6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Payment Windows (mos.)           1 to 219      1 to 67      1 to 36      1 to 27      1 to 21      1 to 17      1 to 12

Class AF-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 19.77         9.74         5.98         3.07         2.06         1.65         1.16
Modified Duration                   12.67         7.55         5.04         2.77         1.92         1.55         1.10
First Principal Payment Date    6/25/2023   10/25/2010    3/25/2008    6/25/2007   12/25/2006    8/25/2006    3/25/2006
Last Principal Payment Date     6/25/2026    3/25/2020    6/25/2016    3/25/2012    8/25/2007    1/25/2007    7/25/2006
Payment Windows (mos.)         219 to 255    67 to 180    36 to 135     27 to 84     21 to 29     17 to 22     12 to 16

Class AF-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 22.76        19.90        14.29        10.59         2.43         1.87         1.30
Modified Duration                   12.67        11.74         9.58         7.76         2.22         1.73         1.22
First Principal Payment Date    6/25/2026    3/25/2020    6/25/2016    3/25/2012    8/25/2007    1/25/2007    7/25/2006
Last Principal Payment Date     9/25/2029    5/25/2029    6/25/2023    3/25/2019    9/25/2007    2/25/2007    7/25/2006
Payment Windows (mos.)         255 to 294   180 to 290   135 to 219    84 to 168     29 to 30     22 to 23     16 to 16

Class AF-4
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 11.93         8.58         8.21         7.85         2.56         1.96         1.30
Modified Duration                    8.59         6.62         6.46         6.30         2.34         1.83         1.23
First Principal Payment Date    4/25/2008    4/25/2008   12/25/2008    2/25/2011    9/25/2007    2/25/2007    7/25/2006
Last Principal Payment Date     7/25/2029    3/25/2029    4/25/2023    1/25/2019   11/25/2007    3/25/2007    7/25/2006
Payment Windows (mos.)          37 to 292    37 to 288    45 to 217    71 to 166     30 to 32     23 to 24     16 to 16

Class M-1
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.78         8.78         6.00         5.38         5.42         4.30         1.84
Modified Duration                   16.92         7.26         5.23         4.81         4.83         3.91         1.74
First Principal Payment Date   11/25/2026    1/25/2009    7/25/2008    1/25/2009   11/25/2007    3/25/2007    7/25/2006
Last Principal Payment Date     7/25/2034    5/25/2027    3/25/2021    6/25/2017    3/25/2016    1/25/2014    1/25/2011
Payment Windows (mos.)         260 to 352    46 to 266    40 to 192    46 to 147    32 to 132    24 to 106     16 to 70

Class M-2
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.77         8.71         5.89         4.74         4.04         3.07         2.09
Modified Duration                   16.40         7.13         5.10         4.24         3.67         2.85         1.98
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    9/25/2008    6/25/2008    8/25/2007   10/25/2006
Last Principal Payment Date     6/25/2034    3/25/2025    6/25/2019   10/25/2015    5/25/2013    9/25/2011    1/25/2009
Payment Windows (mos.)         260 to 351    46 to 240    38 to 171    42 to 127     39 to 98     29 to 78     19 to 46

Class M-3
Percent Prepay Assumption               0%          50%          75%         100%         125%         150%         200%
----------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Average Life (yrs.)                 25.77         8.65         5.83         4.60         3.82         2.92         1.63
Modified Duration                   16.30         7.08         5.05         4.11         3.49         2.71         1.55
First Principal Payment Date   11/25/2026    1/25/2009    5/25/2008    8/25/2008    5/25/2008    7/25/2007    8/25/2006
Last Principal Payment Date     4/25/2034    7/25/2023    2/25/2018    9/25/2014    6/25/2012   12/25/2010    5/25/2008
Payment Windows (mos.)         260 to 349    46 to 220    38 to 155    41 to 114     38 to 87     28 to 69     17 to 38

                      Yield Maintenance Agreement Schedules
                      -------------------------------------

                        Group I Senior Certificates           Mezzanine Certificates
            Pay      Notional       Cap         Cap       Notional      Cap         Cap
Pay Date   Period    Schedule     Strike %   Ceiling %    Schedule    Strike %   Ceiling %
--------   ------   -----------   --------   ---------   ----------   --------   ---------
Apr 2005        1            --         --          --           --         --          --
May 2005        2   238,572,776       6.60        8.37   70,622,000       6.29        8.92
Jun 2005        3   231,335,149       6.38        8.37   70,622,000       6.07        8.92
Jul 2005        4   223,573,358       6.64        8.37   70,622,000       6.32        8.92
Aug 2005        5   215,331,010       6.49        8.37   70,622,000       6.15        8.92
Sep 2005        6   206,636,464       6.48        8.37   70,622,000       6.15        8.92
Oct 2005        7   197,958,367       6.71        8.37   70,622,000       6.38        8.92
Nov 2005        8   189,486,569       6.48        8.36   70,622,000       6.15        8.92
Dec 2005        9   181,236,184       6.70        8.36   70,622,000       6.38        8.92
Jan 2006       10   173,165,810       6.49        8.36   70,622,000       6.16        8.92
Feb 2006       11   165,363,287       6.52        8.36   70,622,000       6.18        8.92
Mar 2006       12   157,794,401       7.23        8.36   70,622,000       6.91        8.92
Apr 2006       13   150,443,048       6.51        8.35   70,622,000       6.18        8.92
May 2006       14   142,555,929       6.73        8.35   70,622,000       6.41        8.92
Jun 2006       15   134,849,953       6.72        8.35   70,622,000       6.35        8.92
Jul 2006       16   127,321,065       6.95        8.34   70,622,000       6.60        8.92
Aug 2006       17   117,233,933       6.74        8.34   70,622,000       6.38        8.92
Sep 2006       18   106,434,715       7.82        8.33   70,622,000       7.27        8.92
Oct 2006       19            --         --          --   70,622,000       8.09        8.92
Nov 2006       20            --         --          --   70,622,000       7.82        8.92
Dec 2006       21            --         --          --   70,622,000       8.23        8.92
Jan 2007       22            --         --          --   70,622,000       7.96        8.92
Feb 2007       23            --         --          --   70,622,000       7.99        8.92
Mar 2007       24            --         --          --   70,622,000       9.29        8.92
Apr 2007       25            --         --          --   70,622,000       8.51        8.92
May 2007       26            --         --          --   70,622,000       8.81        8.92
Jun 2007       27            --         --          --   70,622,000       8.61        8.92
Jul 2007       28            --         --          --   70,622,000       8.96        8.92
Aug 2007       29            --         --          --   70,622,000       8.67        8.92

                                 Rate Cap Table
                                 --------------

                    Group I   Group I   Group I   Group II   Subordinate   Subordinate   Subordinate
            Pay      Rate      Rate      Rate       Rate        Rate          Rate          Rate
Pay Date   Period   Cap(1)    Cap(2)    Cap(3)     Cap(1)      Cap(1)        Cap(2)        Cap(3)
--------   ------   -------   -------   -------   --------   -----------   -----------   -----------
Apr 2005        1     11.22     11.22     11.22      12.44         11.44         11.44         11.44
May 2005        2      6.73      6.73      8.50       7.47          6.87          6.87          9.50
Jun 2005        3      6.51      6.51      8.50       7.23          6.64          6.65          9.50
Jul 2005        4      6.73      6.77      8.50       7.47          6.87          6.90          9.50
Aug 2005        5      6.51      6.62      8.50       7.23          6.65          6.73          9.50
Sep 2005        6      6.51      6.61      8.50       7.23          6.65          6.73          9.50
Oct 2005        7      6.73      6.84      8.50       7.47          6.87          6.96          9.50
Nov 2005        8      6.52      6.62      8.50       7.23          6.65          6.73          9.50
Dec 2005        9      6.74      6.84      8.50       7.47          6.87          6.96          9.50
Jan 2006       10      6.52      6.63      8.50       7.23          6.65          6.74          9.50
Feb 2006       11      6.52      6.66      8.50       7.23          6.65          6.76          9.50
Mar 2006       12      7.22      7.37      8.50       8.00          7.36          7.49          9.50
Apr 2006       13      6.52      6.66      8.50       7.23          6.65          6.76          9.50
May 2006       14      6.74      6.88      8.50       7.47          6.87          6.99          9.50
Jun 2006       15      6.66      6.87      8.50       7.23          6.77          6.93          9.50
Jul 2006       16      6.88      7.11      8.50       7.47          6.99          7.18          9.50
Aug 2006       17      6.65      6.90      8.50       7.23          6.76          6.96          9.50
Sep 2006       18      7.46      7.99      8.50       7.23          7.42          7.85          9.50
Oct 2006       19      8.28      8.94      8.94       7.47          8.13          8.67          9.50
Nov 2006       20      8.02      8.66      8.66       7.23          7.87          8.40          9.50
Dec 2006       21      8.32      9.11      9.11       7.47          8.17          8.81          9.50
Jan 2007       22      8.06      8.83      8.83       7.23          7.90          8.54          9.50
Feb 2007       23      8.07      8.87      8.87       7.23          7.91          8.57          9.50
Mar 2007       24      8.93     10.29     10.29       8.01          8.76          9.87          9.87
Apr 2007       25      8.07      9.51      9.51       7.23          7.91          9.09          9.50
May 2007       26      8.34      9.83      9.83       7.47          8.18          9.39          9.50
Jun 2007       27      8.07      9.63      9.63       7.23          7.91          9.19          9.50
Jul 2007       28      8.36     10.00     10.00       7.47          8.20          9.54          9.54
Aug 2007       29      8.11      9.70      9.70       7.23          7.94          9.25          9.50
Sep 2007       30      8.22     10.27     10.27       7.23          8.04          9.71          9.71
Oct 2007       31      8.50     10.85     10.85       7.47          8.31         10.22         10.22
Nov 2007       32      8.24     10.53     10.53       7.23          8.06          9.92          9.92
Dec 2007       33      8.59     11.08     11.08       7.47          8.38         10.42         10.42
Jan 2008       34      8.31     10.74     10.74       7.23          8.11         10.10         10.10
Feb 2008       35      8.31     10.76     10.76       7.23          8.11         10.11         10.11
Mar 2008       36      8.88     12.02     12.02       7.73          8.67         11.23         11.23
Apr 2008       37      8.31     11.45     11.45       7.23          8.11         10.67         10.67
May 2008       38      8.59     11.85     11.85       7.47          8.38         11.04         11.04
Jun 2008       39      8.31     11.61     11.61       7.23          8.11         10.80         10.80
Jul 2008       40      8.59     12.02     12.02       7.47          8.38         11.18         11.18
Aug 2008       41      8.31     11.64     11.64       7.23          8.11         10.83         10.83
Sep 2008       42      8.31     11.87     11.87       7.23          8.11         11.02         11.02
Oct 2008       43      8.59     12.32     12.32       7.47          8.39         11.44         11.44
Nov 2008       44      8.31     11.94     11.94       7.23          8.12         11.09         11.09
Dec 2008       45      8.59     12.36     12.36       7.48          8.39         11.48         11.48
Jan 2009       46      8.31     11.98     11.98       7.23          8.12         11.13         11.13
Jan 2009       47      8.31     12.02     12.02       7.23          8.12         11.17         11.17
Feb 2009       48      9.21     13.37     13.37       8.01          8.99         12.42         12.42
Mar 2009       49      8.31     12.08     12.08       7.23          8.13         11.23         11.23
Apr 2009       50      8.60     12.50     12.50       7.48          8.40         11.63         11.63
May 2009       51      8.32     12.14     12.14       7.24          8.13         11.30         11.30
Jun 2009       52      8.60     12.57     12.57       7.48          8.41         11.71         11.71
Jul 2009       53      8.33     12.21     12.21       7.24          8.15         11.38         11.38
Aug 2009       54      8.33     12.24     12.24       7.24          8.15         11.42         11.42
Sep 2009       55      8.62     12.67     12.67       7.48          8.44         11.83         11.83
Oct 2009       56      8.37     12.30     12.30       7.24          8.19         11.50         11.50
Nov 2009       57      8.66     12.72     12.72       7.48          8.48         11.91         11.91
Dec 2009       58      8.38     12.31     12.31       7.24          8.21         11.55         11.55
Jan 2010       59      8.38     12.31     12.31       7.24          8.21         11.57         11.57
Feb 2010       60      9.28     13.63     13.63       8.01          9.10         12.84         12.84
Mar 2010       61      8.38     12.32     12.32       7.24          8.22         11.62         11.62
Apr 2010       62      8.66     12.74     12.74       7.48          8.51         12.05         12.05
May 2010       63      8.38     12.33     12.33       7.24          8.24         11.70         11.70
Jun 2010       64      8.66     12.75     12.75       7.48          8.52         12.12         12.12
Jul 2010       65      8.38     12.34     12.34       7.24          8.25         11.77         11.77
Aug 2010       66      8.38     12.34     12.34       7.24          8.26         11.81         11.81
Sep 2010       67      8.66     12.76     12.76       7.48          8.55         12.26         12.26
Oct 2010       68      8.38     12.36     12.36       7.24          8.28         11.92         11.92
Nov 2010       69      8.66     12.77     12.77       7.48          8.57         12.38         12.38
Dec 2010       70      8.38     12.36     12.36       7.24          8.31         12.04         12.04
Jan 2011       71      8.38     12.37     12.37       7.24          8.32         12.11         12.11

(1) Assumes that the 1 month LIBOR, 6 month LIBOR, and 1 year LIBOR remain at 2.8500%, 3.3675% and 3.8100% respectively and the cashflows are run at the pricing speed to call.

(2) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00%.

(3) Assumes that the 1 month LIBOR, 6 month LIBOR and 1 year LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the related Yield Maintenance Agreement.

Citigroup Global Markets, Inc.
--------------------------------------------------------------------------------
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

CBASS 2005-CB2                              Banc of America Securities
                                                                      [LOGO](TM)



Assumptions
Recovery Delay                  12 months
Trigger                         Fail
Run to                          Maturity
Defaults are in addition to prepayments


Class M-2
--------------------------------------------------------------------------------------------------------------------------
                                            Fwd Libor                                                  Fwd Libor + 200 bp
                ----------------------------------------------------------------------------------------------------------
Loss Severity            40%                   50%                    60%                    40%              50%
                50% PPC    100% PPC    50% PPC    100% PPC    50% PPC    100% PPC    50% PPC    100% PPC    50% PPC
--------------------------------------------------------------------------------------------------------------------------
CDR Break (%)      14.4%       17.3%      11.1%       13.3%       9.0%       10.8%      12.0%       14.8%       9.3%
Cum Loss (%)      18.47%      13.45%     19.63%      13.76%     20.44%      13.97%     16.55%      11.96%     17.47%
WAL (years)       11.86        7.08      13.13        7.61      14.02        7.98      12.79        7.41      13.96
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------
           Fwd Libor + 200 bp
                --------------------------------
Loss Severity      50%              60%
                100% PPC    50% PPC    100% PPC
------------------------------------------------
CDR Break (%)       11.4%       7.6%        9.3%
Cum Loss (%)       12.17%     18.15%      12.36%
WAL (years)         7.90      14.78        8.25
------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB2                              Banc of America Securities
                                                                      [LOGO](TM)

Assumptions
Run at 10 CPR
No Losses
Static LIBOR



-------------------------------------------------------------------------------
              Bond                         WAL                Prin Window
-------------------------------------------------------------------------------
              AV-1                         3.44                  1-115
              AF-1                         2.32                  1-63
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB2                             Banc of America Securities
                                                                      [LOGO](TM)

Assumptions
FRM PPC         4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC         4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter
Recovery Delay  12 months
Trigger         Fail
Run to          Maturity
Defaults are in addition to prepayments

Class M-3
---------
         --------------------------------------------------------------------------------------------------------------------------
                                            Forward Libor                                  Libor flat for 12 months, then + 400 bp
         --------------------------------------------------------------------------------------------------------------------------
                        Severity: 40%                              Severity: 65%                              Severity: 40%
-----------------------------------------------------------------------------------------------------------------------------------
PPC        CDR (%)      Cum Loss (%)   WAL (Yrs)      CDR (%)      Cum Loss (%)   WAL (Yrs)      CDR (%)      Cum Loss (%)
-----------------------------------------------------------------------------------------------------------------------------------
  75%            13.6          15.21       13.61             8.0          16.88       16.18            11.7          13.75
 100%            14.6          12.98       10.93             8.5          13.86       12.60            12.5          11.57
 135%            16.3          10.97        8.20             9.5          11.37        9.24            14.2           9.82
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
        Libor flat for 12 months, then + 400 bp
-----------------------------------------------------------
     Severity: 40%                Severity: 65%
-----------------------------------------------------------
PPC    WAL (Yrs)      CDR (%)      Cum Loss (%)   WAL (Yrs)
-----------------------------------------------------------
  75       14.49             6.9          15.07       16.54
 100       11.51             7.4          12.37       13.11
 135        8.57             8.3          10.11        9.49
-----------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB2                              Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
Recovery Delay                                  6 months
Trigger                                         Fail
Run to                                          Maturity
Loss Severity                                   50%
Ppc means Pricing
Defaults are in addition to prepayments


Class M-2
-------------------------------------------------------------------------------------------------------
                                 Fwd Libor                               Fwd Libor + 200bps
              -----------------------------------------------------------------------------------------
                50% Ppc    100% Ppc    150% Ppc    40 CPR    50% Ppc    100% Ppc    150% Ppc    40 CPR
-------------------------------------------------------------------------------------------------------
CDR Break (%)      11.3%       13.9%       17.2%     16.2%       9.2%       11.5%       14.9%     13.9%
Cum Loss (%)      19.86%      14.24%      11.90%    12.85%     17.34%      12.26%      10.52%    11.34%
-------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB2                              Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
Run at 150% PPC for Floating Rate Loans and 50% PPC for the Fixed Rate Loans Run to Call

         Subordinate Pool Cap                     Subordinate Pool Cap
----------------------------------------  --------------------------------------
 Period    Static LIBOR     LIBOR=20%      Period   Static LIBOR    LIBOR=20%
        1     11.44          11.44              41      7.62          8.79
        2      6.86           6.86              42      7.60          8.82
        3      6.64           6.64              43      7.84          9.08
        4      6.86           6.89              44      7.58          8.74
        5      6.64           6.72              45      7.82          8.99
        6      6.64           6.72              46      7.55          8.65
        7      6.86           6.94              47      7.54          8.61
        8      6.64           6.72              48      8.34          9.50
        9      6.86           6.94              49      7.52          8.53
       10      6.64           6.73              50      7.76          8.77
       11      6.64           6.75              51      7.50          8.45
       12      7.35           7.47              52      7.74          8.69
       13      6.64           6.75              53      7.49          8.38
       14      6.86           6.97              54      7.48          8.34
       15      6.75           6.90              55      7.72          8.58
       16      6.96           7.13              56      7.47          8.26
       17      6.73           6.91              57      7.71          8.50
       18      7.39           7.81              58      7.45          8.19
       19      8.12           8.65              59      7.44          8.15
       20      7.86           8.38              60      8.23          8.98
       21      8.16           8.80              61      7.42          8.08
       22      7.90           8.53              62      7.66          8.31
       23      7.89           8.52              63      7.41          8.01
       24      8.69           9.69              64      7.65          8.24
       25      7.81           8.81              65      7.40          7.95
       26      8.03           9.00              66      7.39          7.92
       27      7.74           8.70              67      7.63          8.15
       28      7.98           8.92        --------------------------------------
       29      7.70           8.56
       30      7.73           8.77
       31      7.96           9.08
       32      7.70           8.77
       33      7.98           9.11
       34      7.71           8.78
       35      7.69           8.74
       36      8.21           9.51
       37      7.67           8.93
       38      7.91           9.18
       39      7.64           8.89
       40      7.88           9.14
----------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CBASS 2005-CB2                              Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
Run at Pricing Speed
Run at 5 CDR
Recovery Delay      6 months
Loss Severity       55%
Trigger             Fail
Defaults are in addition to prepayments

                          XS Spread                             XS Spread
                    ----------------------------------    -----------------------------------
                     Period   Fwd LIBOR      Fwd + 200     Period    Fwd LIBOR   Fwd + 200
                       1         477          369            41         45            0
                       2         338          159            42         47            0
                       3         315          132            43         63            0
                       4         315          139            44         47            0
                       5         282          105            45         62            0
                       6         265          89             46         46            0
                       7          0            0             47         45            0
                       8          0            0             48         92            2
                       9          0            0             49         51            0
                       10         0            0             50         66            0
                       11         0            0             51         51            0
                       12         0            0             52         66            0
                       13         0            0             53         52            0
                       14         0            0             54         54            0
                       15         0            0             55         71            0
                       16         0            0             56         60            0
                       17         0            0             57         76            0
                       18         0            0             58         63            0
                       19         0            0             59         65            0
                       20         0            0             60         106           0
                       21         0            0             61         74            0
                       22         0            0             62         89            0
                       23         0            0             63                       0
                       24         20           0        -----------------------------------
                       25         27           0
                       26         42           0          *This scenario creates 5.94% Cum Loss on the Pool
                       27         30           0
                       28         46           0
                       29         31           0
                       30         42           0
                       31         57           0
                       32         42           0
                       33         60           0
                       34         43           0
                       35         41           0
                       36         74           0
                       37         51           0
                       38         64           0
                       39         48           0
                       40         62           0
                    ----------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



CBASS 2005-CB2                              Banc of America Securities
Class AF-1                                                            [LOGO](TM)


                       0% PPC         50% PPC           75% PPC          100% PPC        125% PPC        150% PC        200% PPC
                       ------         -------           -------          --------        --------        -------        --------
  1     4/25/2005    33,238,000      33,238,000        33,238,000       33,238,000     33,238,000      33,238,000      33,238,000
  2     5/25/2005    33,175,488      32,476,193        32,096,498       31,693,305     31,263,289      30,802,341      29,765,515
  3     6/25/2005    33,112,863      31,700,298        30,938,436       30,133,344     29,279,144      28,368,610      26,339,916
  4     7/25/2005    33,049,833      30,912,600        29,767,636       28,563,605     27,292,781      25,945,704      22,972,547
  5     8/25/2005    32,986,392      30,126,077        28,604,651       27,013,038     25,342,452      23,582,195      19,736,218
  6     9/25/2005    32,922,540      29,343,401        27,453,597       25,487,192     23,435,048      21,286,090      16,639,724
  7    10/25/2005    32,858,273      28,568,054        26,319,819       23,993,288     21,579,595      19,068,049      13,695,844
  8    11/25/2005    32,793,589      27,800,541        25,203,951       22,531,896     19,776,293      16,927,449      10,900,059
  9    12/25/2005    32,728,485      27,041,025        24,106,089       21,102,835     18,024,363      14,862,449       8,246,201
 10     1/25/2006    32,662,958      26,289,425        23,025,947       19,705,395     16,322,351      12,870,390       5,727,080
 11     2/25/2006    32,597,005      25,545,658        21,963,241       18,338,882     14,668,841      10,948,704       3,335,868
 12     3/25/2006    32,530,624      24,809,646        20,917,694       17,002,617     13,062,460       9,094,916       1,066,082
 13     4/25/2006    32,463,811      24,081,308        19,889,032       15,695,937     11,501,870       7,306,635
 14     5/25/2006    32,396,564      23,360,567        18,876,986       14,418,192      9,985,775       5,581,556
 15     6/25/2006    32,328,881      22,647,344        17,881,292       13,168,746      8,512,912       3,917,453
 16     7/25/2006    32,260,757      21,941,562        16,901,689       11,946,979      7,082,057       2,312,179
 17     8/25/2006    32,192,191      21,243,145        15,937,919       10,752,282      5,692,017         763,664
 18     9/25/2006    32,123,180      20,552,018        14,989,731        9,584,060      4,341,635
 19    10/25/2006    32,053,720      19,868,106        14,056,876        8,441,733      3,029,786
 20    11/25/2006    31,983,808      19,191,335        13,139,110        7,324,731      1,755,378
 21    12/25/2006    31,913,442      18,521,633        12,236,191        6,232,498        517,348
 22     1/25/2007    31,842,618      17,858,925        11,347,883        5,164,489
 23     2/25/2007    31,771,334      17,203,142        10,473,952        4,120,172
 24     3/25/2007    31,699,587      16,554,212         9,614,170        3,099,026
 25     4/25/2007    31,627,373      15,912,064         8,768,310        2,100,542
 26     5/25/2007    31,554,689      15,276,630         7,936,150        1,124,221
 27     6/25/2007    31,481,533      14,647,840         7,117,472          169,577
 28     7/25/2007    31,407,901      14,025,627         6,312,059
 29     8/25/2007    31,333,790      13,409,922         5,519,701
 30     9/25/2007    31,259,197      12,800,660         4,740,188
 31    10/25/2007    31,184,119      12,197,774         3,973,316
 32    11/25/2007    31,108,553      11,601,199         3,218,883
 33    12/25/2007    31,032,495      11,010,870         2,476,689
 34     1/25/2008    30,955,941      10,426,723         1,746,540
 35     2/25/2008    30,878,890       9,848,695         1,028,242
 36     3/25/2008    30,801,338       9,276,723           321,606
 37     4/25/2008    30,723,280       8,710,744
 38     5/25/2008    30,648,419       8,195,862
 39     6/25/2008    30,573,073       7,686,831
 40     7/25/2008    30,497,239       7,183,594
 41     8/25/2008    30,420,915       6,686,094
 42     9/25/2008    30,344,098       6,194,277
 43    10/25/2008    30,266,783       5,708,088
 44    11/25/2008    30,188,969       5,227,473
 45    12/25/2008    30,110,651       4,752,378
 46     1/25/2009    30,031,826       4,282,752
 47     2/25/2009    29,952,491       3,996,224
 48     3/25/2009    29,872,644       3,771,297
 49     4/25/2009    29,792,279       3,548,849
 50     5/25/2009    29,711,395       3,328,855
 51     6/25/2009    29,629,988       3,111,288
 52     7/25/2009    29,548,054       2,896,123
 53     8/25/2009    29,465,590       2,683,334
 54     9/25/2009    29,382,592       2,472,895
 55    10/25/2009    29,299,058       2,264,783
 56    11/25/2009    29,212,125       2,058,206
 57    12/25/2009    29,124,294       1,853,828
 58     1/25/2010    29,035,506       1,651,612
 59     2/25/2010    28,946,146       1,451,640
 60     3/25/2010    28,856,209       1,253,887
 61     4/25/2010    28,765,693       1,058,331
 62     5/25/2010    28,678,180         880,919
 63     6/25/2010    28,590,101         705,451
 64     7/25/2010    28,501,453         531,905
 65     8/25/2010    28,412,232         360,261
 66     9/25/2010    28,322,434         190,499
 67    10/25/2010    28,232,056          22,600
 68    11/25/2010    28,141,093
 69    12/25/2010    28,049,543
 70     1/25/2011    27,957,401
 71     2/25/2011    27,864,663
 72     3/25/2011    27,771,325
 73     4/25/2011    27,677,384
 74     5/25/2011    27,585,061
 75     6/25/2011    27,492,138
 76     7/25/2011    27,398,610
 77     8/25/2011    27,304,474
 78     9/25/2011    27,209,725
 79    10/25/2011    27,114,360
 80    11/25/2011    27,018,374
 81    12/25/2011    26,921,764
 82     1/25/2012    26,824,525
 83     2/25/2012    26,726,652
 84     3/25/2012    26,628,143
 85     4/25/2012    26,528,993
 86     5/25/2012    26,453,254
 87     6/25/2012    26,376,854
 88     7/25/2012    26,299,786
 89     8/25/2012    26,222,045
 90     9/25/2012    26,143,624
 91    10/25/2012    26,064,517
 92    11/25/2012    25,984,718
 93    12/25/2012    25,904,220
 94     1/25/2013    25,823,016
 95     2/25/2013    25,741,100
 96     3/25/2013    25,658,466
 97     4/25/2013    25,575,107
 98     5/25/2013    25,491,015
 99     6/25/2013    25,406,185
100     7/25/2013    25,320,610
101     8/25/2013    25,234,281
102     9/25/2013    25,147,193
103    10/25/2013    25,059,339
104    11/25/2013    24,970,711
105    12/25/2013    24,881,302
106     1/25/2014    24,791,105
107     2/25/2014    24,700,112
108     3/25/2014    24,608,317
109     4/25/2014    24,515,712
110     5/25/2014    24,422,289
111     6/25/2014    24,328,041
112     7/25/2014    24,232,959
113     8/25/2014    24,137,038
114     9/25/2014    24,040,268
115    10/25/2014    23,942,641
116    11/25/2014    23,844,151
117    12/25/2014    23,744,789
118     1/25/2015    23,644,193
119     2/25/2015    23,542,706
120     3/25/2015    23,440,319
121     4/25/2015    23,337,024
122     5/25/2015    23,232,812
123     6/25/2015    23,127,675
124     7/25/2015    23,021,604
125     8/25/2015    22,914,592
126     9/25/2015    22,806,628
127    10/25/2015    22,697,705
128    11/25/2015    22,587,814
129    12/25/2015    22,476,946
130     1/25/2016    22,365,091
131     2/25/2016    22,252,242
132     3/25/2016    22,138,388
133     4/25/2016    22,023,521
134     5/25/2016    21,907,631
135     6/25/2016    21,790,709
136     7/25/2016    21,672,746
137     8/25/2016    21,553,733
138     9/25/2016    21,433,659
139    10/25/2016    21,312,515
140    11/25/2016    21,190,291
141    12/25/2016    21,066,978
142     1/25/2017    20,942,565
143     2/25/2017    20,817,044
144     3/25/2017    20,690,403
145     4/25/2017    20,562,632
146     5/25/2017    20,433,722
147     6/25/2017    20,303,663
148     7/25/2017    20,172,443
149     8/25/2017    20,040,053
150     9/25/2017    19,906,481
151    10/25/2017    19,771,718
152    11/25/2017    19,635,753
153    12/25/2017    19,498,575
154     1/25/2018    19,360,173
155     2/25/2018    19,220,536
156     3/25/2018    19,079,653
157     4/25/2018    18,937,514
158     5/25/2018    18,794,107
159     6/25/2018    16,190,334
160     7/25/2018    16,044,016
161     8/25/2018    15,896,466
162     9/25/2018    15,747,676
163    10/25/2018    15,597,634
164    11/25/2018    15,446,331
165    12/25/2018    15,293,755
166     1/25/2019    15,139,896
167     2/25/2019    14,984,743
168     3/25/2019    14,828,287
169     4/25/2019    14,670,516
170     5/25/2019    14,511,419
171     6/25/2019    14,350,985
172     7/25/2019    14,189,204
173     8/25/2019    14,026,065
174     9/25/2019    11,914,250
175    10/25/2019    11,748,827
176    11/25/2019     9,313,855
177    12/25/2019     9,146,978
178     1/25/2020     8,800,940
179     2/25/2020     8,631,646
180     3/25/2020     8,461,052
181     4/25/2020     8,289,147
182     5/25/2020     8,115,924
183     6/25/2020     7,941,371
184     7/25/2020     7,765,479
185     8/25/2020     7,588,239
186     9/25/2020     7,409,640
187    10/25/2020     7,229,674
188    11/25/2020     7,048,330
189    12/25/2020     6,865,599
190     1/25/2021     6,681,470
191     2/25/2021     6,495,933
192     3/25/2021     5,637,244
193     4/25/2021     5,450,038
194     5/25/2021     5,261,421
195     6/25/2021     5,071,381
196     7/25/2021     4,879,909
197     8/25/2021     4,686,995
198     9/25/2021     4,492,630
199    10/25/2021     4,296,802
200    11/25/2021     4,099,504
201    12/25/2021     3,900,724
202     1/25/2022     3,700,452
203     2/25/2022     3,498,679
204     3/25/2022     3,295,395
205     4/25/2022     3,090,589
206     5/25/2022     2,884,251
207     6/25/2022     2,676,372
208     7/25/2022     2,466,941
209     8/25/2022     2,255,948
210     9/25/2022     2,043,383
211    10/25/2022     1,829,236
212    11/25/2022     1,613,496
213    12/25/2022     1,396,154
214     1/25/2023     1,177,199
215     2/25/2023       956,622
216     3/25/2023       734,411
217     4/25/2023       510,556
218     5/25/2023       285,049
219     6/25/2023        57,877

CBASS 2005-CB2                              Banc of America Securities
                                                                      [LOGO](TM)


Assumptions
Prepay Speed                        Pricing
Loss Severity                       40%
Recovery Delay                      12 months
Trigger                             Fails on Day 1
Run to                              Maturity
Defaults are in addition to prepayments
"Break" occurs when bond recieves first dollar of writedown


------------------------------------------------------------------------------------------------------------
                            Static LIBOR                                Forward LIBOR
                 CDR (%)                  Cum Loss (%)        CDR (%)                  Cum Loss (%)
------------------------------------------------------------------------------------------------------------
Class M1          27.9                       18.71             25.6                        17.70
Class M2          19.4                       14.61             17.3                        13.45
Class M3          17.0                       13.26             15.0                        12.08
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

CBASS 2005-CB2                              Banc of America Securities
                                                                      [LOGO](TM)


--------------------------------------------------------------------
          Static      Forward    Forward     Forward      Forward
Period   XS Spread   XS Spread   1m LIBOR    6m LIBOR    12m LIBOR
--------------------------------------------------------------------
     1         477         477       2.85%       3.37%        3.81%
     2         364         338       3.14%       3.55%        3.94%
     3         354         315       3.27%       3.70%        4.05%
     4         363         315       3.39%       3.85%        4.14%
     5         353         282       3.63%       3.99%        4.24%
     6         352         265       3.80%       4.10%        4.32%
     7         361         271       3.87%       4.20%        4.39%
     8         351         242       4.05%       4.27%        4.46%
     9         359         242       4.19%       4.32%        4.52%
    10         349         230       4.18%       4.35%        4.58%
    11         348         215       4.35%       4.41%        4.64%
    12         375         252       4.39%       4.44%        4.69%
    13         346         222       4.25%       4.48%        4.74%
    14         354         229       4.33%       4.55%        4.77%
    15         356         226       4.40%       4.62%        4.80%
    16         363         233       4.47%       4.69%        4.83%
    17         352         212       4.55%       4.77%        4.85%
    18         417         295       4.61%       4.83%        4.86%
    19         468         355       4.68%       4.90%        4.88%
    20         457         334       4.75%       4.89%        4.88%
    21         466         352       4.82%       4.87%        4.89%
    22         455         332       4.89%       4.84%        4.89%
    23         453         327       4.95%       4.81%        4.89%
    24         478         389       5.01%       4.78%        4.89%
    25         449         391       4.62%       4.74%        4.88%
    26         456         402       4.65%       4.77%        4.90%
    27         445         386       4.68%       4.79%        4.92%
    28         455         400       4.70%       4.82%        4.95%
    29         446         385       4.73%       4.85%        4.97%
    30         454         396       4.76%       4.88%        4.99%
    31         462         411       4.79%       4.90%        5.01%
    32         453         397       4.82%       4.92%        5.03%
    33         466         415       4.84%       4.94%        5.04%
    34         456         399       4.87%       4.95%        5.06%
    35         455         397       4.90%       4.96%        5.08%
    36         471         428       4.92%       4.97%        5.09%
    37         453         405       4.88%       4.98%        5.11%
    38         450         401       4.90%       5.00%        5.12%
    39         447         387       4.92%       5.02%        5.13%
    40         459         403       4.94%       5.05%        5.15%
    41         450         389       4.96%       5.07%        5.16%
    42         450         391       4.98%       5.08%        5.17%
    43         459         406       5.00%       5.10%        5.18%
    44         449         391       5.02%       5.11%        5.19%
    45         457         405       5.04%       5.11%        5.20%
    46         448         390       5.06%       5.12%        5.21%
    47         447         389       5.08%       5.12%        5.21%
    48         472         431       5.10%       5.12%        5.22%
    49         445         393       5.03%       5.12%        5.23%
    50         452         406       5.04%       5.13%        5.23%
    51         443         391       5.06%       5.15%        5.24%
    52         450         404       5.07%       5.16%        5.24%
    53         441         390       5.09%       5.18%        5.25%
    54         439         391       5.10%       5.19%        5.25%
    55         447         406       5.11%       5.20%        5.26%
    56         439         394       5.13%       5.20%        5.26%
    57         446         407       5.14%       5.19%        5.26%
    58         437         393       5.15%       5.19%        5.26%
    59         435         392       5.16%       5.19%        5.27%
    60         457         429       5.18%       5.18%        5.27%
    61         432         395       5.10%       5.17%        5.27%
    62         438         407       5.10%       5.18%        5.28%
    63         428         394       5.11%       5.19%        5.28%
    64         434         406       5.12%       5.20%        5.29%
    65         425         393       5.13%       5.21%        5.30%
    66         423         393       5.14%       5.22%        5.30%
    67         428         405       5.15%       5.22%        5.31%
    68         419         392       5.16%       5.23%        5.32%
    69         424         404       5.17%       5.24%        5.32%
    70         416         393       5.17%       5.24%        5.33%
    71         415         394       5.18%       5.24%        5.33%
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------